                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

  1     Message from the President
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  2     1996 Year-in-Review / 1997 Outlook
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  9     Individual Fund Reviews
--------------------------------------------------
 36     Statements of Assets and Liabilities
--------------------------------------------------
 40     Statements of Operations
--------------------------------------------------
 42     Statements of Changes in Net Assets
--------------------------------------------------
 46     Statements of Changes in Net Assets
        - Capital Stock Activity
--------------------------------------------------
 50     Statements of Cash Flows
--------------------------------------------------
 52     Financial Highlights
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 83     Portfolio of Investments
--------------------------------------------------
119     Notes to Financial Statements (unaudited)
--------------------------------------------------

[SIERRA TRUST FUNDS LOGO]

                          A MESSAGE FROM THE PRESIDENT


[PHOTO OF F. BRIAN CERINI, PRESIDENT]


DEAR SHAREHOLDER,

We are pleased to provide you with the SIERRA Trust Funds Semi-Annual Report for the six-month period ended December 31, 1996.

The past year was another excellent one for the U.S. stock market, with both large- and small-cap stocks posting double-digit gains. From the beginning of 1995 to the end of 1996, the U.S. stock market provided investors with a cumulative total return of more than 68%, as measured by the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Over the past year, investors continued to invest new assets in domestic and international mutual funds. According to the Investment Company Institute (ICI), net investments into equity funds totaled $233 billion in 1996, well ahead of the previous single-year asset record of $135 billion set in 1993.

The past year was also favorable for many SIERRA shareholders, and our commitment to professional portfolio management continued to successfully serve our long-term investors. As of December 31, 1996, there were 220,331 shareholder accounts diversified among our family of 16 mutual funds, and $2.34 billion in total assets under management. As detailed in the Individual Fund Reviews section of this report, several of the SIERRA Trust Funds outperformed their benchmark index and rewarded shareholders with positive, double-digit returns for 1996, including the Growth and Income Fund, the Growth Fund and the Short Term Global Government Fund.

A recent driving force in the U.S. stock market has been the growing awareness among individuals of the need to build assets for retirement. In 1996, members of the 70-million-strong baby boomer generation began turning 50, typically the beginning of peak earning years. Some analysts predict that the income of this generation will rise by as much as 90% in coming years, which could mean an enormous surge in retirement savings for the stock market.

The importance of personal retirement savings has also been underscored by recent tax legislation included in the Small Business Protection Act of 1996. One important change is an increase in the contributions single-earner couples can make to tax-deferred individual retirement accounts, effective with the 1997 tax year. In addition, a Federal advisory panel has recommended that the U.S. Government considers investing a portion of its Social Security revenues in the stock market. This could funnel billions of new dollars into equities.

The Dow Jones Industrial Average's record-breaking surge past 6,000 captured public attention and most likely contributed to record inflows in 1996. Measured from its low in 1982, the current bull market has averaged a 19% return annually. This remarkable performance, however, has led to perhaps overconfident expectations of the stock market among many investors. Yet, these expectations may not take into account that since 1992, the market's 10-year returns have been among the highest in 200 years. Additionally, since 1919, there have been 47 years in which the market has fallen 10% or more from the prior year's high.*

Rather than focusing on the market's current strengths or potential weaknesses, we at SIERRA Trust Funds believe that the most effective investment approach is to plan and invest for the long term. Developing a long-term investment strategy and following that strategy consistently over time are critical to achieving your financial goals in today's quickly changing environment. In addition, it is important to set realistic expectations and to prepare for the market's normal ups and downs by diversifying your portfolio to manage risk.

With the complexities of today's global markets, building a properly diversified portfolio is increasingly difficult. SIERRA offers investors a broad range of professionally managed diversification solutions, including our family of 16 mutual funds and the Sierra Asset Management (SAM) Portfolios, which use active asset allocation to help investors manage risk and achieve specific performance objectives. By investing in the SAM Portfolios, investors receive triple diversification -- among asset classes, individual securities and some of the nation's most successful portfolio managers.

As you plan and invest for the long term, we encourage you to meet at least annually with your Investment Representative. Regular communications with your Investment Representative will help ensure that your portfolio remains appropriately diversified.

Thank you for selecting the SIERRA Trust Funds. We appreciate the opportunity to serve your investment needs and remain committed to providing quality investments and services for your financial future.

Sincerely,


/s/ F. Brian Cerini
F. Brian Cerini
PRESIDENT

* Source: Standard & Poor's. Based on S&P 500

1996 YEAR-IN-REVIEW
                  1997 OUTLOOK


The U.S. economy continued to grow at a moderate pace in 1996, setting the stage for continued growth in corporate earnings and higher stock prices through the year. For most of 1996, it seemed as if it was "all systems go" -- employment growth, income growth, high consumer confidence, political resolution, budget deficits in retreat, steady monetary policy, new records in stock prices, record earnings -- all with benign inflation.

Despite these seemingly positive indicators, however, a dichotomy existed in the domestic economy throughout the second half of 1996. While there was evidence of growth in areas such as manufacturing and overall employment, the rate of growth was slowing, and weakness existed in areas such as consumer spending. This dichotomy incited some volatility in the financial markets, although year-end results were decidedly positive.

                   1996 MARKET RETURNS OF MAJOR ASSET CLASSES

                                  [BAR GRAPH]

Large Company Stocks               23.07%
Small Company Stocks               17.62%
International Stocks                6.36%
Treasury Bills                      5.28%
Intermediate-Term Bonds             4.06%
Long-Term Bonds                     0.14%

Source: Ibbotson Associates. T-bills represent 90-day U.S. Treasury Bills; Intermediate-Term Bonds are represented by Lehman Brothers Intermediate-Term Government and Corporate Bond Index; Long-Term Bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index; Small Company Stocks are represented by Ibbotson Small Company Index; Large Company Stocks are represented by S&P 500 Composite Index; and International Stocks are represented by MSCI EAFE Index. Indexes represent unmanaged performance. T-bills are generally considered the safest securities because they are short term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any SIERRA TRUST FUND.

              A visual chart depicts performance of the Dow Jones
                   Industrial Average from Dec '95 to Dec '96

                       THE DOW REACHED NEW HIGHS IN 1996
                               (12/31/95-12/31/96)


Source: The Dow is represented by the Dow Jones Industrial Average, a price-weighted average of 30 blue-chip stocks that are generally leaders in their industry and are listed on the New York Stock Exchange.

MARKET HIGHLIGHTS

While the past year resulted in greater price movements than in recent years, 1996 marked the sixth year of the U.S. stock market's current bull run.

Large-capitalization stocks posted double-digit gains, with the Standard & Poor's Composite Index of 500 Stocks up 23.07%.(1)

What's behind this year's gains in the stock market? Low inflation, moderate economic growth and positive corporate earnings growth were favorable fundamentals. Inflation, the rising costs of goods and services as measured by the Consumer Price Index, was 3.3% in 1996, well below its 20-year average.

STOCKS POST ALL-TIME HIGHS

Economic stability created a positive setting in the equity markets, especially for the larger capitalized companies represented by the S&P 500 and the Dow Jones Industrial Average. While both the S&P 500 and the broader based NASDAQ stock market repeatedly posted all-time highs in 1996, equity investors had to maintain a longer-term perspective through some volatile periods during the summer months.

Early in the third quarter, sharp declines in small-cap stocks dropped the Russell 2000 Index more than 15% through mid-July from its June peak. The S&P 500 also fell, declining about 8% from its high on May 24. This increased volatility resulted from stronger GDP growth in the first half of 1996, and sharp declines in the unemployment rate (to a low of 5.1% in August) raised concerns that the Federal Reserve would increase short-term interest rates. At the same time, several large technology companies reported lower than expected earnings. By the end of August, however, many large-cap stocks had recovered, while small-cap stocks took the remainder of 1996 to regain lost ground, never reaching previous highs.

ELECTION RESULTS

The stock market reacted positively in November to the 1996 election results, reflecting a view that the balance of power distributed among the administration and Congress will lead to a moderate course in government programs and fiscal policies. Democratic and Republican leaders alike expressed hope that a budget agreement will be reached in 1997, setting the stage for a balanced budget early in the 21st century. Market observers will be looking for constructive budget negotiations in the first half of 1997 with an agreement by the third quarter. A breakdown in negotiations similar to what occurred in 1995 and early 1996 would likely have a negative impact on both stocks and bonds.

BONDS POST MIXED RESULTS

Fixed-income investors who may have hoped for a repeat of 1995, were disappointed by lower average returns on many bond investments. The U.S. fixed-income market experienced volatility in 1996, as economic growth raised concerns that price pressure (inflation) would surely follow. This resulted in higher interest rates (as rates rise, bond prices fall), with the yield on the 30-year Treasury Bond rising to a high of 7.19% in July, 1996, up from 5.95% at the end of 1995. Inflationary pressures never surfaced, and yields came down and remained in the 6.4%-6.8% range for the remainder of the year. With moderate inflation (3.3% for the year), the yield on the benchmark 30-year government bond finished at 6.64%.(2)

(1) Source: Ibboston Associates. Past performance does not guarantee future results. The S&P 500 is an unmanaged index representative of the U.S. stock market. Individuals cannot invest directly in any index.

(2) Source: Bloomberg Business News.

The U.S. bond markets experienced higher volatility in 1996 due to uncertainty over potential rate adjustments by the Federal Reserve. The central bank cut short-term interest rates early in the year by 25 basis points (one-quarter of one percentage point), but then stayed on the sidelines for the remainder of the year. Long-term bonds were more negatively impacted by the uncertainty (Lehman Brothers Long-Term Government and Corporate Bond Index posted a 0.14% return for the 12 months ended 12/31/96), while intermediate- and short-term issues fared better. Treasury bonds maturing in the five- to seven-year range returned 2.82% for the year and mortgage-backed issues returned 5.35% for the same time period.(3)


THE MUNICIPAL MARKET

Municipal bonds posted gains as concerns of a flat tax receded and new issuance rose in 1996. Investors in state-specific bonds closely watched the result of the passage of California's Proposition 218 ballot initiative in November which limits the ability of governmental units to raise revenues without the consent of affected taxpayers. Market analysts are focusing on General Obligation bonds issued after November 5, bonds supported by special taxes levied or increased after January 1, 1995, and some assessment bonds. Although some rating downgrades have occurred as a result, none of the bonds held in Sierra's California municipal funds have yet been affected. Those downgrades, so far, have been minor (from AA to AA-, for example), and appear to be more symbolic than indicative of any credit deterioration. There are basic legal protections against "undoing" contracts already in force, and any financial impact of Proposition 218 is expected to be minimal, possibly affecting up to only 0.2% of annual municipal revenues. With business activity generally on an upswing throughout California, the expected growth in municipal revenues should be more than sufficient to offset any effects of Proposition 218. Overall, we expect state and local economic conditions (and the usual political forces) to remain the major determinants of the financial capability of California's municipalities.

Although the Sierra California municipal funds experienced no defaults in 1996, a small group of 11 non-rated local (city and county) municipal bonds worth around $88.2 million defaulted during the year. Out of the approximately $130 billion in municipal bonds outstanding in California, these defaults represent only 0.07%, a very small amount but large in comparison to past years. These bonds were generally confined to one sector -- to finance the building and improvement of sewers, lighting,

(3) Source: Lehman Brothers indexes. Past performance is no guarantee of future results. Government bonds are guaranteed as to principal and interest, although funds that invest in them are not.

                1996 AVERAGE STOCK GAINS IN KEY FOREIGN MARKETS

                                  [BAR GRAPH]

Spain               40.05%
Sweden              37.21%
Finland             33.94%
Hong Kong           33.08%
France              21.20%
Germany             13.58%
Japan              -15.50%

Source: Morgan Stanley Capital International. Currencies have been converted to U.S. dollars. Investments outside the U.S. are subject to special risks, including currency fluctuations, the volatility and potential for political unrest in many international markets, as well as regulations and corporate responsibility to shareholders. Returns shown do not reflect any asset-based charges for management or other expenses.

streets, or other basic facilities associated with land/property development; the underlying land and any real property on that land served as collateral. The recent upturn in business activity in the state and signs of rising property values should help solve some of the problems, and bondholders and officials of the respective municipalities are discussing other alternatives for resolution.

CATALYSTS FOR CHANGE IN
THE GLOBAL ECONOMY

Fueled by declining interest rates in the industrial nations, all of the major world regions are experiencing positive economic growth. Foreign markets gained an average of 11.3% in local currency terms in 1996, as measured by Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index. However, a strengthening U.S. dollar during the course of the year reduced those gains to 6.05% in U.S. dollar terms.(4)

In Europe, efforts to reduce budget deficits to meet targets set by the European Monetary Union pushed interest rates lower, supporting moderate economic growth. The Maastricht Treaty sets a 3% deficit-to-budget target ratio, and attempts to meet these targets resulted in a more stable currency environment in 1996. Many European markets posted double-digit gains in U.S. dollar terms, led by Spain (40.05%), Sweden (37.21%), and Finland (33.94%).

Many emerging markets in Latin America and Asia also showed strong performances in 1996. Japan, however, is a recent area of concern. The world's second-largest economy enjoyed stronger economic growth early in the year along with a rising stock market. As growth momentum sputtered in the second half of the year, however, the Japanese government gave notice that it would allow market forces greater freedom, through deregulation and cuts in government spending on programs supporting certain industries. This announcement, combined with a gloomy government forecast of 1.9% GDP growth for next year, sent Japanese stocks skidding some 16% from the end of November, 1996 through early January, 1997.

OUTLOOK FOR 1997

Looking ahead, we believe the economy is poised for continued growth in the 2.0%-2.5% range, although speculation regarding the direction of the economy will likely fuel heightened volatility in the capital markets over short-term periods. We are slightly more optimistic in our corporate earnings outlook for the first half of 1997, in spite of relatively weak consumer spending. Strength in such areas as manufacturing, inventory restocking, export growth, and business investment should continue to drive the economy forward.

Our interest rate outlook anticipates slightly higher long-term rates in the first half of the year, with the Federal Reserve poised to raise rates at the first hard evidence of price pressure stemming from stronger growth. The yield spread between long-term bonds and underlying inflation

(4) International investors are subject to higher taxation and risks including political and currency risks. Past performance is no guarantee of future results.

finished the year at 3.4% (high by historical standards). Consequently, at this stage of the economic cycle, investors are not convinced that inflation will remain contained, in spite of all evidence pointing to benign price pressures. Although price inflation has not surfaced, the costs of labor and oil have risen, which adds to the concern for future inflation. A positive offset to these pressures, however, appears to be the unwillingness of consumers to pay up for goods and services.

Given today's environment of low core inflation, high levels of employment and consumer confidence, and a positive outlook for U.S. export growth, the economy is well positioned for continued growth with little hard evidence of any widespread inflation rising dramatically over 1996 levels. This scenario combined with the current interest rate environment should have a positive impact on both equity and fixed-income market performance, though some volatility is likely as prices get too far ahead of earnings.

IN SUMMARY, OUR 1997 OUTLOOK CALLS FOR:

- CONTINUED GROWTH WITH HIGHER EXPECTATIONS DURING THE FIRST
   HALF OF 1997

- INFLATION RISING OVER 1996, BUT
   STILL AT A MANAGEABLE LEVEL

- THE FEDERAL RESERVE'S MONETARY POLICY HOLDING STEADY, BUT WITH THE POTENTIAL FOR A SLIGHTLY MORE RESTRICTIVE POSTURE SHOULD GDP GROWTH TREND MUCH BEYOND 3.5%

- INTERNATIONAL GROWTH EXPANDING (EXCLUDING JAPAN, WHICH IS STILL CONTENDING WITH LONG-TERM STRUCTURAL PROBLEMS)

- CORPORATE PROFITS EXPANDING,
   BUT AT SLOWER RATES THAN 1996

- DOMESTIC STOCK PRICES
   (ALTHOUGH HIGHLY VALUED), POISED FOR ANOTHER POSITIVE YEAR, YET VULNERABLE TO SLIGHT ADJUSTMENTS IN EARNINGS ESTIMATES

LOOK TO SOUND STRATEGIES TO
STEER YOUR COURSE IN 1997

Gains in many of the world's financial markets, despite ups and downs along the way, have helped buoy investor confidence in the virtues of staying invested through periods of market turbulence. Nevertheless, investors should not become overconfident that the markets will continue to provide the above-average returns that many have offered in recent years.

BE PREPARED FOR
MARKET VOLATILITY

Even in a bull market, it is wise to be prepared for market volatility. Since investment risk and reward go

                            POWER OF DIVERSIFICATION
                                (1/1/87-12/31/96)

                                    [GRAPH]

                                                      Risk
                                  Return        (Standard Deviation)
                                  ------        --------------------
   T-Bills                         5.74%                0.52%
   Intermediate-Term Bonds         7.91%                3.77%
   Long-Term Bonds                 9.50%                8.77%
   Diversified Portfolio          11.73%                8.75%
   Stocks                         15.28%               16.61%

Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Index of 500 stocks (S&P 500). Long-Term Bonds and Intermediate-Term Bonds are represented by the Lehman Brothers Long-Term Government and Corporate Bond Index and the Lehman Brothers Intermediate-Term Government and Corporate Bond Index, respectively. T-bills are represented by 90-day U.S. Treasury bills. Diversified Portfolio represents a portfolio consisting of 40% stocks, 40% long-term bonds, and 20% intermediate-term bonds. Past performance of these indicies is not a guarantee of future results and this chart is not intended to reflect the past or future performance of any SAM Portfolio.

T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold.

hand-in-hand, it is essential that you take steps to protect your assets while striving to meet your long-term goals. Asset allocation helps to minimize risk through diversification. Investing in different asset classes, such as stocks, bonds and cash equivalents, helps minimize the effect a downturn in one market sector may have on your entire portfolio.

While creating a well-diversified portfolio through asset allocation can help smooth out the effects of market swings on your overall portfolio, it is essential that you review your investment mix on a regular basis. Over time, if one asset class grows faster than the others, your portfolio mix may not reflect your original asset allocation plan. Allowing your portfolio to become too heavily weighted in one class can reduce diversification and expose you to unnecessary risk.

THE SIERRA ASSET MANAGEMENT (SAM) SOLUTION

The SAM Portfolios are a family of mutual funds that provide asset allocation strategies designed to help you control risk and reach your long-term financial objectives. SAM offers actively managed diversification, with a focus on regular portfolio monitoring and periodic reallocations to capture market opportunities. As an investor, it is becoming increasingly difficult to keep track of today's complex markets and still find time to actively manage your investment portfolio. The SAM Portfolios might offer the right solution for you:

- AN INVESTMENT APPROACH THAT BALANCES YOUR RISK TOLERANCE WITH YOUR LONG-TERM FINANCIAL GOALS

- DIVERSIFIED PORTFOLIOS THAT OFFER POTENTIALLY LESS RISK AND HIGHER RETURNS THAN SINGLE INVESTMENTS

- REGULAR PORTFOLIO MONITORING AND PERIODIC ADJUSTMENTS TO TAKE ADVANTAGE OF MARKET TRENDS AND ECONOMIC ACTIVITY

AN INTELLIGENT APPROACH TO ASSET ALLOCATION

How you invest for retirement may be one of the most important financial decisions you will ever make. There are no easy answers, especially when you are dealing with what could be your most serious financial assets.

The SAM Portfolios offer the right kind of approach for retirement investors -- control price volatility (risk) generally at levels lower than single funds and individual investments. With the SAM Portfolios you receive:

- ACTIVE ASSET MANAGEMENT DESIGNED TO MANAGE RISK AND ACHIEVE SPECIFIC INVEST-MENT OBJECTIVES

- CAREFULLY CONSTRUCTED MIX OF ASSET CLASSES WITH LOW CORRELATIONS

- TRIPLE DIVERSIFICATION ... AMONG ASSET CLASSES, INDIVIDUAL SECURITIES AND SOME OF THE INDUSTRY'S MOST SUCCESSFUL PORTFOLIO MANAGERS

AN EXCELLENT CHOICE FOR YOUR IRA!

The SAM Portfolios were structured to provide not only active asset management for your retirement dollars, but also more efficient management and streamlined processing of your IRA transactions. With a SAM Portfolios IRA, you will also benefit from:

- NO ANNUAL MAINTENANCE OR CUSTODIAL FEES
     With a Sierra IRA, you will never have to pay maintenance or custodial fees for as long as you own the account.

- NO SALES CHARGE WHEN YOU TRANSFER FROM ANOTHER IRA
     If you own other IRAs, now may be the perfect time to consolidate into a Sierra IRA. When you transfer your IRA investment(s) from another mutual fund into a Sierra IRA, the sales charge will be waived.(5)

MEET WITH YOUR INVESTMENT REPRESENTATIVE

To keep your investment portfolio on track in 1997, stay focused on your investment objectives and time frame.

To keep your portfolio properly diversified and in line with your goals, meet with your Investment Representative at least once this year. Your Investment Representative can help you re-evaluate your financial objectives and ensure that your portfolio remains on track to meet your long-term goals.

To find out how the SAM Portfolios can help you reach your retirement goals, please contact your Investment Representative for a SAM Portfolios prospectus which contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money.

(5) Waiver of front-end sales charge applies to redemption of shares of a non-affiliated non-money market fund (except where the investor paid a CDSC), where the Sierra fund purchase occurs within 15 days of the prior redemption.


                    SAM OFFERS SEVERAL INVESTMENT PORTFOLIOS

Portfolio                    Investment Goal*                         General Investment Mix
CAPITAL GROWTH PORTFOLIO     High Growth of Capital                   Equity Funds
GROWTH PORTFOLIO             Growth of Capital                        Mostly Equity Funds
BALANCED PORTFOLIO           Growth of Capital and Income             Equity Funds/Bonds Funds
VALUE PORTFOLIO              Income with Added Growth Potential       Mostly Bond Funds
INCOME PORTFOLIO             High Income and Capital Preservation     Bond Funds

* The stated goals of the Portfolios may or may not be met. They are not intended to reflect past or future performance of any Sierra Trust Fund or SAM Portfolio, and are in no way a guarantee of future performance.

INDIVIDUAL FUND REVIEWS

SIERRA INVESTMENT
ADVISORS CORPORATION

SIERRA Investment Advisors Corporation ("SIERRA Advisors"), a registered investment advisor, is the investment advisor to the SIERRA Trust Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. SIERRA Advisors supervises the Portfolio Managers' day-to-day management of the Funds in the SIERRA Trust Funds family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.



STEPHEN C. SCOTT
PRESIDENT AND CHIEF INVESTMENT OFFICER

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He joined the firm in 1988, and is responsible for providing economic analysis, as well as conducting investment analysis and management for the SIERRA Asset Management (SAM) Portfolios and the SAM Program. Prior to joining SIERRA Advisors, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.



MICHAEL D. GOTH
CHIEF OPERATING OFFICER

Mr. Goth received his B.S. and M.S. degrees from Rensselaer Polytechnic Institute of New York, and M.B.A. from Harvard Business School. He joined the firm in 1991 and is responsible for the supervision of the SIERRA Trust Funds' Portfolio Managers. Previously, he served as Vice President of The Boston Company Advisors, Inc. He also served as Executive Vice President of the GIT Mutual Fund Group for over ten years.

UNDERSTANDING THE ENCLOSED CHARTS AND
PERFORMANCE FIGURES

In order to help you understand the SIERRA Trust Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the value of the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day average yield is computed by dividing net investment income per share earned over the one-month period ended December 31, 1996, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

                                     TO OUR
                                  SHAREHOLDERS:


WE ARE PLEASED TO PROVIDE YOU WITH AN OVERVIEW OF THE FOLLOWING FUNDS IN THE SIERRA TRUST FUNDS FAMILY FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996. TO HELP YOU BETTER UNDERSTAND THE OUTSTANDING INVESTMENT MANAGEMENT AVAILABLE TO YOU AS A SIERRA TRUST FUNDS' SHAREHOLDER, WE HAVE ALSO INCLUDED BIOGRAPHIES HIGHLIGHTING THE INVESTMENT PROFESSIONALS MANAGING YOUR FUNDS.

SHORT TERM HIGH QUALITY BOND FUND


PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.

[Photo of Thomas M. Poor]

Mr. Poor, Managing Director of Scudder, is the portfolio manager for the SIERRA SHORT TERM HIGH QUALITY BOND FUND. He is a Chartered Financial Analyst and has been with Scudder since 1970. Mr. Poor has had primary investment management responsibility for the Fund since its inception.


PERFORMANCE REVIEW:

From the Fund's inception (November 1, 1993) through December 31, 1996, the SIERRA SHORT TERM HIGH QUALITY BOND FUND (Class A Shares) advanced 3.86% on an average annual total return basis, or 2.70% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 4.09%, or 0.45% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 5.81%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

                                  [Line Graph]
[Growth of a $10,000 Investment (Class A Shares)]

                             TRUST - ST HiQualBond

Inception 11/1/93               10005           9655            10000
                                10052           9700             9904
                                10098           9745            10046
                                10068           9711             9944
Mar.                             9946           9599             9831
                                 9907           9561             9772
                                 9915           9568             9788
Jun.                             9927           9580             9816
                                 9981           9632             9944
                                 9989           9639             9988
Sep.                             9993           9644             9933
                                 9997           9647             9945
                                10002           9652             9888
Dec. 94                          8842           9497             9910
                                 9851           9507            10074
                                 9942           9594            10274
Mar.                            10036           9685            10339
                                10130           9776            10461
                                10357           9995            10730
Jun.                            10366          10003            10800
                                10375          10012            10828
                                10472          10105            10922
Sep.                            10524          10156            10993
                                10625          10253            11100
                                10726          10351            11233
Dec. 95                         10829          10450            11340
                                10933          10550            11458
                                10852          10472            11378
Mar.                            10815          10437            11331
                                10776          10399            11321
                                10786          10408            11330
Jun.                            10891          10509            11437
                                10951          10587            11480
                                10963          10579            11504
Sep.                            11069          10682            11650
                                11171          10780            11831
                                11268          10874            11962
Dec. 96                         11274          10879            11920

the performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

* Index total returns were calculated from 10/31/93 to 12/31/96. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees; the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The economic environment during the last six months of 1996 was positive for U.S. bonds, as economic growth moderated from the second quarter's torrid pace and interest rates declined. The slowing in economic activity contradicted market expectations calling for continued growth, rising inflation, and a more restrictive monetary policy. Slower growth both domestically and abroad dispelled investor fears and led to lower interest rates.

Yields on bonds with maturities of two years and longer fell roughly 25 basis points as investors found reassurance in the slowing of economic activity. Inflation measures further supported the bond market as core price inflation remained subdued in spite of low unem-

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                    6 MONTH          1 YEAR       SINCE INCEPTION
                                                                               -------          ------       ---------------
                                                                                                           (November 1, 1993)

      Class A Shares
      Fund (not adjusted for sales charge)                                       3.52%            4.09%        3.86%
      Fund (adjusted for the maximum 3.5% sales charge)                         -0.10%            0.45%        2.70%
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*       4.23%            5.12%        4.33%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                    6 MONTH            1 YEAR      SINCE INCEPTION
                                                                               -------            ------      ---------------
                                                                                                              (June 30, 1994)
      Class B Shares
      Fund (not adjusted for contingent deferred sales charge)                   3.14%            3.33%        4.44%
      Fund (adjusted for the maximum 4% contingent deferred sales charge)       -0.86%           -0.59%        3.70%++
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*       4.23%            5.12%        8.08%
      Class S Shares
      Fund (not adjusted for contingent deferred sales charge)                   3.14%            3.33%        4.43%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)       -1.86%           -1.57%        3.33%++++
      Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*       4.23%            5.12%        8.08%

 ++Adjusted for the maximum 2% CDSC for shares held since inception. ++++Adjusted for the maximum 3% CDSC for shares held since inception.

SHORT TERM HIGH QUALITY BOND FUND

ployment and high levels of consumer confidence. The Fund's performance benefited from renewed confidence in the U.S. fixed income market as the decline in interest rates led to a higher net asset value and a steady level of current income.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The U.S. bond market provided investors with positive returns during the second half of 1996 as interest rates declined in reaction to improved economic fundamentals and strong foreign demand for U.S. bonds. The decline in interest rates, however, masked underlying uncertainty and high market volatility. For example, during the period, the yield on the 3-year Treasury bond fluctuated over a 90-basis-point range as investors grappled with conflicting economic signals. Positive economic indicators included slower economic activity both domestically and abroad, accompanied by benign inflation. Risks included a tight labor market, indications of rising wages, and a continued dependence on foreign capital.

The Fund began the period positioned defensively with a duration of 1.25 years as economic indicators signaled moderate to strong economic activity. Portfolio duration was extended to 1.65 years in late August as real interest rates rose to attractive levels. Later in the fourth quarter, as economic indicators and core inflation measures remained steady, the Fund's duration was moved to 2.25 years. This action reflected our view that the risks to the bond market had moderated.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund's exposure to the various sectors of the bond market were managed actively during the period given relative value opportunities. In the corporate bond market, we added to positions in the real estate investment trust area and increased the Fund's allocation to mortgage-backed securities. Holdings in U.S. Treasuries were reduced in favor of higher yielding alternatives such as mortgages, asset-backed issues, and corporate bonds.

Investments in higher yielding Treasury alternatives including mortgages, asset-backed issues and corporate bonds were beneficial during the period. The Fund's holdings in seasoned premium mortgages did particularly well during the period as the uncertain interest rate environment rewarded investors who focused on issues with greater prepayment protection and more predictable cash flow.

The Fund's asset-backed holdings were strong performers as investors flocked to high credit quality bonds offering attractive yields. Issues backed by home equity loans and manufactured housing loans performed particularly well.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

As we look out into 1997, we believe the outlook for the U.S. fixed income market is favorable. This outlook reflects our belief that the U.S. economy may be reaching the end of an unusually long period of sustained economic growth. The high level of consumer debt, the rise in long-term interest rates, and weakness abroad are all factors that could slow growth in 1997. We anticipate inflation to remain subdued as secular trends such as increased use of technology, aging demographics, and deregulation act to contain price pressures. We also expect to see continued interest rate volatility as investors weigh these often conflicting economic indicators and secular trends.

Given our outlook, we believe interest rates will trend lower over the intermediate and long term. Bond investors should also benefit from a general decline in inflation expectations. In this favorable environment, we expect investors with a long-term outlook to be rewarded with attractive returns in the U.S. fixed-income market and the Sierra Short Term High Quality Bond Fund.

                                  [PIE CHART]

High-Quality Portfolio for Added Principal Stability

AAA       65.66%

A         8.12%

BBB       26.19%

NR        0.03%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

SHORT TERM GLOBAL GOVERNMENT FUND

PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.

[Photo of Adam M. Greshin]

Adam M. Greshin is the lead portfolio manager for the SIERRA SHORT TERM GLOBAL GOVERNMENT FUND. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1992. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in November 1995.

PERFORMANCE REVIEW:

From the Fund's inception (February 11, 1992) through December 31, 1996, the SIERRA SHORT TERM GLOBAL GOVERNMENT FUND (Class A Shares) advanced 6.36% on an average annual total return basis, or 5.59% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 10.45% or 6.58% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 4.46%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The environment for global bonds during the second half of 1996 was very favorable. Moderate economic growth worldwide and low inflation led to a fall in yields across the major global markets. In the U.S., the Federal Reserve's decision to leave short-term interest rates unchanged, particularly during the second and third quarters of 1996, reassured fixed-income investors that a tighter monetary policy was not on the near-term horizon.

In Europe, further cuts in short-term interest rates by the German Bundesbank and other European central banks fueled a rally in fixed-income assets. The higher yielding bond markets continued to benefit from a combination of higher global liquidity,

                                  [Line Graph]

               [Growth of a $10,000 Investment (Class A Shares)]

                             TRUST - ST GLOBAL GOVT

        Inception 2/11/92       10000           9650            10000
                                10000           9650            10000
                                10015           9665            10000
        Mar                     10006           9655            9945
                                10157           9801            10028
                                10313           9952            10280
        Jun                     10550           10181           10553
                                10636           10264           10748
                                10544           10175           11019
        Sep                     10617           10246           10965
                                10560           10190           10688
                                10626           10254           10521
        Dec 92                  10659           10286           10561
                                10726           10351           10702
                                10746           10370           10768
        Mar                     10900           10519           10904
                                10966           10582           11126
                                11120           10731           11203
        Jun                     11186           10795           11137
                                11249           10855           11074
                                11315           10919           11303
        Sep                     11341           10944           11424
                                11453           11052           11394
                                11375           10977           11291
        Dec 93                  11383           10985           11359
                                11494           11091           11480
                                11409           11010           11442
        Mar                     11327           10930           11493
                                11385           10986           11526
                                11347           10950           11510
        Jun                     11310           10914           11636
                                11327           10930           11729
                                11294           10899           11744
        Sep                     11354           10957           11844
                                11371           10973           12020
                                11485           11083           11825
        Dec 94                  11250           10856           11843
                                11259           10865           12069
                                11259           10865           12284
        Mar                     11267           10872           12661
                                11426           11026           12816
                                11538           11135           13045
        Jun                     11543           11139           13158
                                11705           11295           13300
                                11817           11404           13086
        Sep                     11981           11562           13316
                                12044           11623           13464
                                12158           11733           13538
        Dec 95                  12239           11811           13709
                                12361           11928           13640
                                12426           11991           13677
        Mar                     12446           12010           13662
                                12573           12133           13621
                                12590           12150           13671
        Jun                     12715           12270           13786
                                12731           12285           13997
                                12857           12407           14069
        Sep                     13037           12580           14102
                                13219           12757           14321
                                13403           12934           14420
        Dec 96                  13517           13044           14423

THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

* Index total returns were calculated from 2/28/92 to 12/31/96. The Lehman Brothers Mutual Fund Short World Multimarket Index includes all debt instruments of the United States, and 12 Lehman major countries, with each instrument denominated by U.S. Dollars with maturities of one to five years. The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                      6 MONTH        1 YEAR         SINCE INCEPTION
                                                                                 -------        ------         ---------------
                                                                                                             (February 11, 1992)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                       6.31%         10.45%              6.36%
      Fund (adjusted for the maximum 3.5% sales charge)                          2.59%          6.58%              5.59%
      Lehman Brothers Mutual Fund Short World Multimarket Index*                 4.62%          5.21%              8.01%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                      6 MONTH       1 YEAR          SINCE INCEPTION
                                                                                 -------       ------          ---------------
                                                                                                              (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                    5.91%         9.63%              6.59%
      Fund (adjusted for the maximum 4% contingent deferred sales charge)         1.91%         5.63%              5.87%++
      Lehman Brothers Mutual Fund Short World Multimarket Index*                  4.62%         5.21%              8.97%
      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                    5.91%         9.63%              6.59%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)         0.91%         4.63%              5.50%++++
      Lehman Brothers Mutual Fund Short World Multimarket Index*                  4.62%         5.21%              8.97%

 ++Adjusted for the maximum 2% CDSC for shares held since inception. ++++Adjusted for the maximum 3% CDSC for shares held since inception.

SHORT TERM GLOBAL GOVERNMENT FUND

moderate growth, and low inflation. European markets, particularly France, Spain, and Italy, appeared more attractive in light of their tighter fiscal budgets and apparent determination to implement the European Monetary Union
(EMU).

The markets of Australia, New Zealand, and Canada--referred to collectively as the "dollar-bloc" because of their close correlation with the U.S. bond and currency markets--performed very well for the Fund. The dollar-bloc was aided by relatively high coupon rates compared to those of equivalent maturities for U.S. Treasuries and by relatively stable currencies versus the U.S. Dollar.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund was well diversified during this period emphasizing exposure to Europe, the U.S., and the dollar-bloc. The Fund's positions in the higher yielding European issues of Italy, Sweden and Spain were major contributors to the Fund's yield and total return. The move towards a single European currency and a single central bank contributed to the stronger performance of the peripheral European markets relative to the "core" countries, a pattern that has remained unchallenged for the last 18 months.

The Fund and global bonds in general benefited from improving economic factors, such as benign inflation, slow economic growth, and high real rates when measured against inflation. With inflation under control, the period was characterized by an increasing appetite for risk as investors searched the world for yield and incremental return.

The U.S. Dollar remained relatively strong during this period posting gains against the major reserve currencies, including the Japanese Yen, German Deutsche Mark, and Swiss Franc. The U.S. Dollar was aided by a booming U.S. equity market, increasing overseas demand for U.S. assets, and interest rate cuts in Europe and the dollar-bloc. The Fund's currency exposure was managed primarily for yield and limited share price fluctuation. With a hedging strategy of minimal foreign currency exposure, the Fund was able to participate in the prolonged rally in overseas fixed-income instruments while being insulated from the depreciation of their respective currencies.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The portfolio's weighting in the dollar-bloc remained largely unchanged and provided the Fund with additional yield over equivalent U.S. Treasury securities. European exposure was reduced during the six-month period with the sale of some positions in Denmark, and more significantly, Sweden, where we found the premium over the benchmark German issues narrowed significantly following a prolonged rally of Swedish bonds. Some of these assets were shifted to the U.S. and a small percentage allocated to Southeast Asia in the form of short-term, high yielding instruments. After extensive in-house research, we believe these Southeast Asian issues offer an appropriate combination of excellent income potential and manageable volatility. Similar instruments have been employed successfully in the past, and their opportunistic use remains part of our global approach to investing.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

European growth should remain sluggish for most of 1997 in light of the significant tightening of fiscal policy undertaken by most countries. Inflation worldwide should remain subdued, although a slight rise may be anticipated. The world's bond markets are greatly influenced by the U.S. bond market where the outlook for growth continues to be somewhat clouded.

The situation in Japan, where the economy has been in recession for much of the 1990s, is similarly uncertain. With interest rates already at historical lows in Germany and Japan, any significant rate cuts appear unlikely. The direction of interest rates in the U.S. will depend on how the outlook for growth develops.

Global yields have fallen dramatically in the past 12 months. For example, the average yield of the Salomon Non-U.S. Government Bond Index fell almost 80 basis points from 5.39% to 4.61%. The changes have been even more dramatic in the markets in which we have traditionally invested. During 1996, Spanish 3-year government bond yields have dropped by nearly a third from 9.4% to 5.8%. Italian bond yields have dropped 380 basis points from 10.45% to 6.65%, and Swedish bond yields have fallen 310 basis points from 8.10% to 5.00%. With Spanish 3-year bond yields below U.S. Treasuries and Italian yields merely 50 basis points above, the Fund will have difficulty finding attractive yield opportunities in its traditional markets. However, by keeping currency risk under tight control and taking advantage of the capital gains resulting from falling yields, we expect to continue providing a reasonable return over short-term U.S. Dollar investments.

                                  [PIE CHART]

Diversification by Region
Americas                 30.31%

Asia                      3.27%

Australia/New Zealand    13.42%

Europe                   53.00%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

U.S. GOVERNMENT FUND

PORTFOLIO MANAGER:
BLACKROCK FINANCIAL
MANAGEMENT, INC.


[Photo of Keith Anderson]

[Photo of Andrew J. Phillips]


The day-to-day management of the SIERRA U.S. GOVERNMENT FUND'S portfolio is the responsibility of a committee composed of individuals who are officers of BlackRock. This committee has managed the Fund since December 1994 and is supervised by Keith Anderson and Andrew J. Phillips. Mr. Anderson, a Managing Director of BlackRock, has been co-head of its Portfolio Management Group since 1988. Mr. Phillips has been a portfolio manager of BlackRock since 1991 and a Principal of BlackRock since 1996.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1996, the SIERRA U.S. GOVERNMENT FUND (Class A Shares) advanced 7.26% on an average annual total return basis, or 6.60% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 3.66%, or -1.00% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 6.39%, AND ITS 30-DAY AVERAGE YIELD WAS 6.66%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

[Growth of a $10,000 Investment (Class A Shares) Line Graph]

                                 TRUST - USGOVT

Inception 7/25/89       10000            9550           10000           10000
                        10020            9569           10000           10000
                         9920            9473            9832            9870
                         9979            9530            9874            9940
                        10182            9724           10130           10167
                        10292            9829           10228           10278
Dec 89                  10385            9918           10246           10338
                        10306            9842           10101           10266
                        10345            9880           10121           10326
                        10375            9908           10119           10352
                        10319            9855           10030           10259
                        10561           10086           10310           10577
Jun                     10698           10217           10473           10744
                        10869           10380           10607           10931
                        10828           10341           10460           10815
                        10896           10406           10560           10904
                        10999           10504           10732           11027
                        11179           10676           10970           11259
Dec 90                  11357           10846           11141           11448
                        11466           10950           11260           11622
                        11538           11019           11324           11719
                        11608           11085           11382           11799
                        11712           11185           11507           11908
                        11770           11241           11552           12013
Jun                     11783           11252           11536           12023
                        11960           11422           11673           12227
                        12183           11644           11944           12449
                        12408           11850           12194           12682
                        12589           12023           12302           12892
                        12699           12127           12425           12985
Dec 91                  13041           12454           12848           13246
                        12863           12284           12648           13093
                        12957           12373           12697           13217
                        12864           12285           12624           13132
                        12983           12399           12703           13261
                        13217           12622           12938           13500
Jun                     13401           12798           13123           13659
                        13561           12951           13454           13779
                        13722           13104           13579           13958
                        13832           13209           13771           14067
                        13657           13043           13572           13943
                        13678           13062           13549           13987
Dec 92                  13869           13245           13777           14167
                        14084           13451           14070           14353
                        14235           13594           14352           14498
                        14305           13662           14399           14586
                        14377           13730           14510           14662
                        14408           13760           14494           14745
Jun                     14589           13933           14816           14858
                        14648           13989           14906           14917
                        14762           14098           15239           14987
                        14711           14049           15296           15001
                        14771           14106           15355           15044
                        14719           14057           15186           15014
Dec 93                  14811           14144           15245           15136
                        15014           14338           15454           15285
                        14768           14104           15126           15178
                        14276           13634           14786           14784
                        14085           13452           14669           14674
                        13981           13352           14650           14733
Jun                     13919           13293           14616           14701
                        14181           13543           14885           14995
                        14208           13569           14888           15043
                        13996           13367           14678           14829
                        13918           13292           14668           14820
                        13825           13203           14642           14774
Dec 94                  13943           13316           14731           14892
                        14246           13605           15005           15211
                        14597           13940           15327           15599
                        14656           13996           15424           15672
                        14855           14186           15626           15895
                        15275           14587           16256           16396
Jun                     15335           14645           16381           16489
                        15300           14611           16320           16517
                        15472           14776           16511           16689
                        15578           14877           16670           16836
                        15798           15087           16923           16986
                        16018           15298           17187           17179
Dec 95                  16241           15510           17431           17394
                        16398           15660           17538           17524
                        16111           15386           17180           17379
                        15988           15268           17037           17316
                        15898           15183           16928           17288
                        15824           15112           16899           17218
Jun                     15999           15279           17117           17455
                        16041           15319           17160           17520
                        16014           15293           17122           17520
                        16296           15582           17407           17813
                        16684           15933           17790           18162
                        16917           16156           18099           18421
Dec 96                  16836           16078           17915           18326


The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

* Index total returns were calculated from 7/31/89 to 12/31/96. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all U.S. agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH       1 YEAR      5 YEAR    SINCE INCEPTION
                                                                                -------       ------      ------    ---------------
                                                                                                                    (July 25, 1989)


      CLASS A SHARES
      Fund (not adjusted for sales charge)                                        5.22%        3.66%      5.24%         7.26%
      Fund (adjusted for the maximum 4.5% sales charge)                           0.49%       -1.00%      4.28%         6.60%
      Lehman Brothers Mutual Fund U.S. General Government Index*                  4.65%        2.77%      6.88%         8.17%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                            4.98%        5.35%      6.71%         8.51%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH       1 YEAR      5 YEAR    SINCE INCEPTION
                                                                                -------       ------      ------    ---------------
                                                                                                                    (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                    4.83%        2.89%       N/A          7.10%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)        -0.17%       -1.95%       N/A          6.01%++
      Lehman Brothers Mutual Fund U.S. General Government Index*                  4.65%        2.77%       N/A          8.48%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                            4.98%        5.35%       N/A          9.21%
      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                    4.83%        2.89%       N/A          7.10%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)        -0.17%       -1.95%       N/A          6.01%++
      Lehman Brothers Mutual Fund U.S. General Government Index*                  4.65%        2.77%       N/A          8.48%
      Lehman Brothers Mutual Fund U.S. Mortgage Index*                            4.98%        5.35%       N/A          9.21%

 ++ Adjusted for the maximum 3% CDSC for shares held since inception.

U.S. GOVERNMENT FUND

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

After a torrid second quarter, the pace of economic growth slowed over the past six-months ended December 31, 1996. In response to softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996, the Federal Reserve left short-term interest rates unchanged at its August and September policy meetings. In addition to the favorable economic news, a stronger dollar, large foreign buying of U.S. Treasuries, and balanced budget hopes following the November elections also supported the market early in the fourth quarter. However, Alan Greenspan's mention of "irrational exuberance" on December 4, 1996 rattled the U.S. Treasury market, leading to a month-long rise in rates. A resilient housing market and strong consumer confidence contributed to the market decline in late December.

With positive supply-and-demand conditions during the past six months, the market for mortgage-backed securities (MBS) modestly outperformed the broader investment-grade bond market. Strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) helped support MBS prices even as mortgage rates fell and refinancing activity increased. For the period, the MBS market as measured by the Lehman Brothers Mutual Fund U.S. Mortgage Index posted a 4.98% total return versus the 4.90% return of the Lehman Brothers Aggregate Index.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund's performance was primarily affected by two major factors: MBS exposure and duration positioning. Entering the second half of 1996, approximately 75% of the assets in the Fund was comprised of mortgage pass-through securities backed by mortgages and owned by investors who receive income from the interest and principal on the underlying mortgages. Despite relatively strong performance during the third quarter, we adopted a less favorable view of that market due to tight yield spreads compared to U.S. Treasuries and concern over accelerating prepayments, or early payment of mortgages by homeowners, if interest rates declined significantly. Accordingly, the Fund's MBS exposure was reduced to below two-thirds of portfolio assets in October. However, as conditions improved, the Fund shifted assets back to the mortgage pass-through sector throughout the fourth quarter, ending the year at approximately 75% of portfolio assets.

Additionally, the Fund's duration, or price sensitivity to interest rate movements, was adjusted to reflect our market outlook. The Fund maintained a relatively aggressive duration stance versus its day-to-day duration benchmark, the Merrill Lynch 5-7 Year Treasury Index, for much of the period due to our positive views on domestic interest rates. The Fund's duration was significantly shortened in the weeks prior to Federal Reserve Chairman Greenspan's December 4, 1996 speech, and subsequently lengthened after the pronounced bond market decline. At the end of the fourth quarter, the Fund's duration is positioned in excess of its benchmark, as we anticipate a favorable environment for bonds in 1997.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

As stated above, the Fund significantly altered its mortgage pass-through exposure throughout the period. However, the Fund has maintained its focus on seasoned mortgages, which have weathered several refinancing cycles and are expected to provide more stable prepayment characteristics than newly issued mortgages. Additionally, the Fund increased its exposure to 10- and 20-year Small Business Administration Loans (SBAs), which offer agency credit quality, attractive yield spreads over U.S. Treasuries, and relatively strong pre-payment protection. Lastly, the Fund eliminated its asset-backed security (ABS) holdings, taking advantage of that sector's strong 1996 performance. Looking ahead, ABS could experience price weakness should consumer credit deteriorate due to a recession in the coming year.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Although the bond market closed 1996 on a weak note and is susceptible to further near-term weakness should economic activity increase, the Fund expects to maintain its modestly aggressive duration positioning. Low inflation, moderate economic growth and continued strong international participation in the U.S. fixed-income market are anticipated to provide strong support for domestic bonds in 1997. With respect to individual sectors, we expect to maintain the Fund's emphasis on seasoned mortgage pass-throughs, while seeking opportunities to increase positions in SBA and commercial mortgage-backed securities.

                                  [PIE CHART]

Portfolio Composition
FHLMC                      38.25%

GNMA                       26.09%

FNMA                        8.51%

ARM                         3.06%

CMO                         8.83%

SBA                         5.17%

FHA                         3.20%

U.S. TREASURY               2.95%

REPURCHASE AGREEMENT        3.94%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

CORPORATE INCOME FUND


PORTFOLIO MANAGER:
TCW FUNDS MANAGEMENT, INC.

[PHOTO OF JAMES M. GOLDBERG]

Mr. Goldberg, a Chartered Financial Analyst and Chartered Investment Counselor, has been Managing Director of TCW Management since 1989, and Managing Director of the Trust Company of the West, the parent corporation of TCW Management, since 1984. He has had primary portfolio management responsibility for the SIERRA CORPORATE INCOME FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1996, the SIERRA CORPORATE INCOME FUND (Class A Shares) advanced 9.12% on an average annual total return basis, or 8.34% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 0.71%, or -3.82% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 6.40%. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The two factors that had the most impact on Fund performance over the past six-months ended December 31, 1996 were: (1) the Fund's longer duration relative to its benchmark index, and (2) the improving credit quality of corporate bond issues held in the Fund.

The Fund returned 6.19% for the six-month period ended December 31, 1996 compared to a return of 5.55% for the Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index. Results during this period are primarily attributable to the portfolio's longer maturity during a period of declining interest rates. In addition, the credit fundamentals of corporate bonds held in the Fund strengthened during the period due to the efficiency and competitiveness of U.S. manufacturers and the

[Growth of a $10,000 Investment (Class A Shares) Line Graph]


                                  TRUST - CORP

Inception* 7/18/90      10000            9550           10000
                        10000            9550           10000
                        10050            9598           10000
                         9761            9322            9841
                         9592            9160            9886
                         9524            9096            9931
                         9723            9286           10135
Dec 90                   9932            9485           10278
                         9960            9512           10409
                        10227            9767           10587
                        10400            9932           10717
                        10627           10148           10856
                        10705           10224           10931
Jun                     10730           10247           10930
                        10886           10396           11088
                        11205           10701           11338
                        11374           10862           11572
                        11489           10972           11682
                        11616           11093           11796
Dec 91                  11981           11442           12182
                        11905           11369           12030
                        12000           11460           12145
                        11969           11430           12093
                        12001           11461           12153
                        12280           11728           12424
Jun                     12478           11917           12618
                        12883           12303           12955
                        12944           12361           13056
                        13089           12500           13214
                        12839           12261           12979
                        12842           12264           13000
Dec 92                  13140           12549           13240
                        13453           12847           13549
                        13867           13243           13860
                        13946           13318           13909
                        14050           13418           14016
                        14143           13506           14033
Jun                     14555           13900           14374
                        14739           14075           14477
                        15234           14548           14838
                        15277           14589           14873
                        15425           14731           14948
                        15165           14483           14764
Dec 93                  15290           14602           14851
                        15589           14887           15139
                        15019           14343           14782
                        14338           13692           14328
                        13980           13350           14190
                        13853           13230           14138
Jun                     13781           13161           14102
                        14224           13584           14459
                        14123           13488           14475
                        13725           13107           14206
                        13651           13036           14173
                        13676           13061           14151
Dec 94                  13717           13100           14268
                        14034           13402           14570
                        14514           13861           14990
                        14630           13971           15113
                        14861           14192           15368
                        15887           15172           16092
Jun                     15926           15209           16237
                        15693           14987           16166
                        16129           15403           16426
                        16379           15641           16620
                        16722           15970           16836
                        17053           15285           17157
Dec 95                  17432           16648           17440
                        17390           16607           17554
                        16716           15964           17135
                        16498           15756           16990
                        16264           15532           16849
                        16220           15490           16819
Jun                     16532           15788           17066
                        16537           15793           17099
                        16378           15641           17046
                        16812           16056           17407
                        17381           16599           17882
                        17854           17050           18265
Dec 96                  17557           16767           18013


The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH    1 YEAR    5 YEAR    SINCE INCEPTION
                                                                                -------    ------    ------    ---------------
                                                                                                               (July 18, 1990)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                        6.19%     0.71%     7.94%         9.12%
      Fund (adjusted for the maximum 4.5% sales charge)                           1.41%    -3.82%     6.95%         8.34%
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*                 5.55%     3.28%     8.14%         9.61%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH    1 YEAR    5 YEAR     SINCE INCEPTION
                                                                                -------    ------    ------    ---------------
                                                                                                               (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                    5.79%    -.04%      N/A           9.35%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)         0.79%    -4.72%     N/A           8.30%++
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*                 5.55%     3.28%     N/A          10.28%
      Class S Shares
      Fund (not adjusted for contingent deferred sales charge)                    5.79%    -0.04%     N/A           9.36%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)         0.79%    -4.72%     N/A           8.30%++
      Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*                 5.55%     3.28%     N/A          10.28%

 ++ Adjusted for the maximum 3% CDSC for shares held since inception.

CORPORATE INCOME FUND

continued resiliency of the domestic economy. Although fears of an economic slowdown as well as increased corporate issuance placed pressure on corporate credit spreads at year-end, the Fund consistently experienced a higher level of credit upgrades than downgrades throughout the period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A period of declining interest rates, a benign inflation environment, and improving corporate profitability affected the Fund's performance. Due to the long-term nature of the Fund's investment objectives, we maintained average maturity and duration at relatively stable levels. The average maturity of the Fund was shortened slightly during the period, declining from 22.7 years at June 30, 1996 to 22.2 years at December 31, 1996. The effective duration of the Fund at December 31, 1996 was 8.0 years, down slightly from 8.3 years at June 30, 1996. As a defensive measure, continuing efforts were directed to upgrading the credit quality of the corporate bonds held in the Fund. The Fund continues to be fully invested in quality securities that we believe can achieve a high level of current income consistent with preservation of capital.

A cornerstone of the Fund's investment strategy remains diversification. At December 31, 1996, the Fund held the securities of approximately 50 different issuers with an average credit quality rating of A2 by Moody's Investors Service and A- by Standard & Poor's. We focus our purchase decisions on companies which are experiencing improving fundamentals and favorable positions within the business cycle of their industries.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The most significant changes occurred in the Fund's industrial holdings and its U.S. Treasury and Agency issues. Given the decline in interest rates and the positive environment for credit quality, both these changes had a positive impact on Fund performance.

The Fund's exposure to industrial issues decreased during the past six months. However, the Fund either sold or reduced positions in Laidlaw, Inc. and Northrop Grumman Corporation, as our internal credit analysis indicated that it was an appropriate time to realize gains from these issues.

The Fund's weighting in financial issues remained essentially unchanged during the period, while its holdings of utility issues increased slightly during the past six months. In order to realize gains from improving credit quality, we sold several issues in the services sector, including American Airlines and Carnival Corporation, therefore reducing our holdings in this sector.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook for the Fund is positive as we see no reason for the Federal Reserve to raise interest rates in the foreseeable future. In fact, our portfolio managers believe at some point a modest reduction in rates is possible for 1997. We also expect corporate profitability to be reasonably maintained in 1997.

At year-end 1996, the U.S. economy achieved a state of equilibrium which few market participants thought possible. Our present forecast calls for a continuation of this trend with real GDP growth for 1997 estimated to average between 2.0-2.5%, and inflation, as measured by the Consumer Price Index, at approximately 3.0%. With a positive environment for both interest rates, inflation, and economic growth, we expect the Fund to continue to perform well in terms of both yield and price appreciation.

SECTOR DIVERSIFICATION

                                  [PIE CHART]

Manufacturing                 17.78%
Industrial                    10.12%
Forest Products                8.88%
Yankee                         4.65%
Electric                       5.48%
Financial                      4.90%
Transportation                 4.32%
Media                          4.72%
Gas                            5.17%
Energy                         5.97%
U.S. Treasury                  1.63%
U.S. Mortgage-Backed          16.01%
Other                          1.77%
Retail                         2.01%
Telecommunications             0.38%
Regional Banks                 6.21%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

CALIFORNIA MUNICIPAL FUND

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

[PHOTO OF JOSEPH A. PIRARO]

Mr. Piraro, Vice President of Van Kampen, joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen American Capital Investment Advisory Corp., an affiliate of Van Kampen. He has had primary portfolio management responsibility for the SIERRA CALIFORNIA MUNICIPAL FUND since May 1992.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1996, the SIERRA CALIFORNIA MUNICIPAL FUND (Class A Shares) advanced 7.27% on an average annual total return basis, or 6.61% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 4.42% or -0.28% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 4.60%, AND ITS 30-DAY AVERAGE YIELD WAS 5.36% OR 9.79% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

Two factors contributed to the Fund's performance over the past six months: the duration and overall structure of the Fund's portfolio.

Duration is a measure of the sensitivity of a fund's price to interest rate movements. Funds with shorter durations are less volatile than longer duration funds and therefore maintain a more stable price when interest rates fluctuate. At 6/30/96, the Fund's duration was 7.03 years and it ended the six-month period at 6.42 years on 12/31/96, shorter than the Lehman Brothers California Municipal Index duration of 8.22 years. With a net decline in interest rates for the period, the Fund just kept pace with its peer group average.

When interest rates are declining, AAA rated securities and those priced at discounts typically perform better. This occurs, because quality securities are more sensitive to interest rate movements than lower rated bonds, which are evaluated more on the basis of their creditworthiness. Discounted bonds will increase more quickly in price, because their upward reaction to falling interest rates is combined with movements toward par as maturity approaches.

The Fund produced a return of 5.31% for the six-month period, ranking near

          [GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES) LINE GRAPH]

                                TRUST - Cal Muni

        Inception**7/25/89      10000            9550           10000
                                10000            9550           10000
                                10080            9626           10000
                                 9978            9529            9902
                                 9952            9504            9872
                                10117            9662            9993
                                10252            9790           10168
        Dec 89                  10325            9860           10251
                                10208            9748           10203
                                10303            9840           10294
                                10379            9912           10297
                                10214            9755           10223
                                10458            9988           10445
        Jun                     10598           10122           10537
                                10750           10266           10692
                                10487           10024           10537
                                10564           10089           10544
                                10740           10257           10734
                                10992           10498           10950
        Dec 90                  10993           10498           10998
                                11044           10547           11146
                                11115           10615           11243
                                11161           10659           11247
                                11274           10767           11397
                                11389           10876           11498
        Jun                     11357           10846           11487
                                11472           10956           11627
                                11607           11085           11780
                                11724           11196           11933
                                11864           11330           12041
                                11901           11365           12075
        Dec 91                  12054           11511           12334
                                12045           11503           12362
                                12059           11516           12366
                                12096           11552           12371
                                12182           11633           12481
                                12315           11761           12629
        Jun                     12556           11991           12841
                                13015           12430           13226
                                12812           12236           13096
                                12851           12273           13181
                                12587           12020           13052
                                12970           12387           13286
        Dec 92                  13159           12567           13421
                                13336           12736           13577
                                13899           13274           14069
                                13787           13167           13919
                                13939           13311           14060
                                14028           13396           14139
        Jun                     14294           13651           14375
                                14282           13640           14394
                                14654           13994           14693
                                14847           14179           14860
                                14848           14180           14889
                                14628           13970           14758
        Dec 93                  14955           14282           15069
                                15113           14433           15241
                                14719           14057           14846
                                13967           13338           14242
                                13981           13352           14363
                                14088           13454           14488
        Jun                     13982           13352           14400
                                14210           13570           14663
                                14264           13622           14714
                                14075           13441           14498
                                13788           13168           14240
                                13446           12841           13982
        Dec 94                  13667           13052           14290
                                14126           13490           14699
                                14559           13904           15126
                                14728           14065           15300
                                14757           14093           15319
                                15224           14539           15807
        Jun                     15040           14363           15670
                                15112           14432           15819
                                15300           14611           16019
                                15414           14721           16120
                                15660           14955           16354
                                15950           15232           16626
        Dec 95                  16139           15413           16785
                                16212           15483           16913
                                16123           15397           16798
                                15885           15170           16583
                                15869           15155           16536
                                15869           15155           16530
        Jun                     16004           15284           16710
                                16168           15440           16862
                                16228           15497           16859
                                16440           15701           17095
                                16623           15875           17288
                                16899           16138           17604
        Dec 96                  16851           16093           17528


THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

*Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3%, and the federal deduction of state taxes paid.

** Index total returns were calculated from 7/31/89 to 12/31/96. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 34,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                    6 MONTH    1 YEAR    5 YEAR    SINCE INCEPTION
                                                                               -------    ------    ------    ---------------
                                                                                                              (July 25, 1989)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                      5.31%      4.42%     6.93%         7.27%
      Fund (adjusted for the maximum 4.5% sales charge)                         0.57%     -0.28%     5.95%         6.61%
      Lehman Brothers Municipal Bond Index**                                    4.90%      4.43%     7.28%         7.86%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                    6 MONTH    1 YEAR    5 YEAR    SINCE INCEPTION
                                                                               -------    ------    ------    ---------------
                                                                                                              (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                  4.91%      3.64%     N/A           6.96%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)      -0.09%     -1.30%     N/A           5.87%++
      Lehman Brothers Municipal Bond Index**                                    4.90%      4.43%     N/A           8.18%
      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                  4.91%      3.64%     N/A           6.96%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)      -0.09%     -1.30%     N/A           5.87%++
      Lehman Brothers Municipal Bond Index**                                    4.90%      4.43%     N/A           8.18%

 ++Adjusted for the maximum 3% CDSC for shares held since inception.

CALIFORNIA MUNICIPAL FUND

the middle of its peer group and performing in line with the Lehman Brothers California Municipal Index, which returned 5.36%. The Fund produced top (1st) quartile returns in its Lipper category for the year, 1996.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Lower interest rates and supply and demand within the state were major fundamental factors affecting the Fund's performance during the period, as was the perception of the state's economic strength.

Interest rates fell around 0.35% for the period, raising bond prices and, thereby, adding to the Fund's total return. Total return consists of current yield plus appreciation or less price declines.

As the state economy strengthened significantly, and memories of Orange County's financial problems faded, demand for California municipal securities increased dramatically from both state and national municipal bond funds. The result of this increased demand was that the prices of California municipal securities strengthened.

At the same time, declining supplies of uninsured, higher-yielding issues caused higher prices and falling yields. With the resulting narrowing of the yield advantage over higher-rated, insured bonds, demand shifted toward those higher quality issues. As a result, we increased the Fund's holdings of AAA assets to 62%, up 2% from the beginning of the period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Sector concentration shifted slightly due to market pricing and trading activity, but no changes were made that significantly impacted the Fund's performance.

As noted above at year end, 62% of assets in the portfolio were AAA rated, with 23% of assets rated BBB or non-rated. We feel the Fund will perform better under this current structure for two reasons. First, a large percentage of the AAA holdings were acquired at yields higher than those currently available on lower rated offerings, so there is no coupon or yield advantage to swapping existing securities. Therefore, swapping would decrease the overall credit quality of the portfolio, without a meaningful increase in yield.

Second, since the portfolio is allowed to invest up to 20% of assets in non-rated securities, we continued to seek opportunities in that sector. As opportunities arose, we acquired lower rated or non-rated holdings either with new money flowing into the Fund or by exchanging existing holdings.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Retail demand for the Fund should be strong. At year end, municipal bonds generally yielded 5.96%, or close to 90% of the yield from a 30-year U.S. Treasury. On a tax-equivalent basis, the Fund produces very attractive current yields relative to Treasuries. An unusually large number of bonds were retired in 1996, and much of the resulting cash still remains in short-term funds. We expect the money which is currently invested in equity and short-term money market funds will move into the tax-exempt market.

We intend to maintain the duration of the Fund at a level which is slightly shorter than our benchmark to reduce volatility. We expect tax exempt yields to rise, at least in the early part of the year, because economic strength during the last quarter of 1996 should continue at least through early 1997. This strategy should position the Fund to continue its strong performance in the coming year.

One factor that will likely affect California municipal bonds is the recent November, 1996, passage of Proposition 218. This new law limits the ability of governmental units to raise revenue without the consent of affected taxpayers. Although some rating downgrades have occurred as a result, none of the bonds held in the Fund have yet been affected. Those downgrades, so far, have been minor (from AA to AA-, for example), and appear to be more symbolic, not indicating any real concern about the credit quality of those outstanding issues. The financial impact of Prop. 218 is expected to be minimal, possibly affecting up to only 0.2% of the annual municipal revenues. With business activity generally on an upswing throughout California, the expected growth in municipal revenues should be more than sufficient to offset any effects of Prop.
218. Overall, we expect state and local economic conditions (and the usual political forces) to continue to be the major determinants, of the financial capability of California's municipalities.

Finally, the extensive flooding that occurred throughout Northern California caused an estimated $2 billion worth of property damage as of the middle of January 1997. However, it is not expected to have a major negative credit impact, as the areas affected are mainly rural and not significant debt issuers.

Sector Diversification

                                  [PIE CHART]

Education                      7.33%
General Purpose                9.79%
Health Care                    5.08%
Housing                       17.00%
Water/Sewer                    2.11%
Tax District                  18.72%
Transportation                10.90%
Utilities                      8.95%
Waste Disposal                 2.96%
Public Building                7.76%
Industrial Revenue             6.96%
Short-Term Muni Bonds          2.44%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

FLORIDA INSURED MUNICIPAL FUND

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.

[PHOTO OF JOSEPH A. PIRARO]

Mr. Piraro, Vice President of Van Kampen, joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen American Capital Investment Advisory Corp., an affiliate of Van Kampen. He has had primary portfolio management responsibility for the SIERRA FLORIDA INSURED MUNICIPAL FUND since June 1995.

PERFORMANCE REVIEW:

From the Fund's inception (June 7, 1993) through December 31, 1996, the SIERRA FLORIDA INSURED MUNICIPAL FUND (Class A Shares) advanced 4.98% on an average annual total return basis, or 3.63% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 3.41%, or -1.24% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 4.53%, AND ITS 30-DAY AVERAGE YIELD WAS 4.87% OR 8.07% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The significant factors affecting the Fund's performance during the period were: the duration of the Fund's portfolio and structure and the strong performance of the insured sector.

Duration, a measure of the sensitivity of a fund's price to interest rate movements, was 8.90 years at 6/30/96. By 12/31/96, duration had been shortened to 7.74 years but was still slightly longer than the Lehman Brothers Municipal Bond Index duration of 7.64 years. During periods when interest rates are falling, funds with longer durations tend to perform better than funds with shorter durations.

Regarding the structure of the Fund, in a "bull" market when interest rates are

          [GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES) LINE GRAPH]


                                TRUST - FLORIDA

        Inception 6/7/93        10000            9550           10000
                                10000            9550           10000
                                10083            9629           10013
                                10387            9920           10221
        Sep                     10511           10038           10338
                                10545           10070           10357
                                10355            9889           10266
        Dec 93                  10686           10206           10483
                                10813           10326           10602
                                10414            9945           10328
        Mar                      9797            9356            9907
                                 9893            9448            9992
                                 9970            9521           10079
        Jun                      9899            9454           10017
                                10092            9638           10200
                                10095            9641           10236
        Sep                      9960            9512           10086
                                 9675            9240            9906
                                 9410            8987            9727
        Dec 94                   9780            9340            9941
                                10043            9591           10225
                                10362            9896           10523
        Mar                     10464            9993           10644
                                10445            9975           10656
                                10702           10220           10996
        Jun                     10495           10022           10901
                                10587           10111           11004
                                10758           10274           11144
        Sep                     10815           10329           11214
                                11053           10556           11377
                                11315           10806           11566
        Dec 95                  11498           10981           11677
                                11556           11036           11766
                                11431           10917           11686
        Mar                     11156           10654           11536
                                11134           10633           11504
                                11146           10645           11499
        Jun                     11288           10780           11624
                                11430           10916           11730
                                11420           10906           11728
        Sep                     11598           11076           11892
                                11729           11201           12026
                                11945           11408           12246
        Dec 96                  11891           11356           12195




THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

*Tax-equivalent yield is based on Federal income taxes at 39.6%.

** Index total returns were calculated from 6/30/93 to 12/31/96. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 34,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH    1 YEAR    SINCE INCEPTION
                                                                                -------    ------    ---------------
                                                                                                     (June 7, 1993)
      CLASS A SHARES
      Fund (not adjusted for sales charge)                                       5.34%     3.41%          4.98%
      Fund (adjusted for the maximum 4.5% sales charge)                          0.60%    -1.24%          3.63%
      Lehman Brothers Municipal Bond Index**                                     4.90%     4.43%          5.83%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                     6 MONTH    1 YEAR    SINCE INCEPTION
                                                                                -------    ------    ---------------
                                                                                                     (June 30, 1994)
      CLASS B SHARES
      Fund (not adjusted for contingent deferred sales charge)                   4.94%     2.64%          6.80%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)       -0.06%    -2.27%          5.71%++
      Lehman Brothers Municipal Bond Index**                                     4.90%     4.43%          8.18%

      CLASS S SHARES
      Fund (not adjusted for contingent deferred sales charge)                   4.94%     2.64%          6.80%
      Fund (adjusted for the maximum 5% contingent deferred sales charge)       -0.06%    -2.27%          5.71%++
      Lehman Brothers Municipal Bond Index**                                     4.90%     4.43%          8.18%

 ++ Adjusted for the maximum 3% CDSC for shares held since inception.

FLORIDA INSURED MUNICIPAL FUND

declining, AAA rated quality securities outperform lower rated securities. While the BBB and non-rated securities tend to lag in appreciation during market rallies, because their valuations are based more on creditworthiness, these securities contribute to the dividend paying ability of the Fund. 16% of assets were invested in BBB rated or non-rated securities.

For the six-month period ended 12/31/96, the Fund produced a return of 5.34%, ranking in the top quartile of its peer group, and outperforming the Lehman Brothers Municipal Bond Index return of 4.90%. For the year, 1996, the Fund outperformed its Lipper category average and was ranked in the top 31%.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A net decline in interest rates and supply and demand within the state were major factors affecting the Fund's performance for the six-month period.

With interest rates falling around 0.35% for the period, prices of municipal bond funds rose, adding to the total return from the Fund. Total return consists of current yield plus appreciation or less price declines. The Fund's relatively longer duration helped to produce higher-than-average gains for the period.

A very high percentage of Florida municipal bonds continued to be insured. With the scarcity of uninsured securities causing rising prices and falling yields, the traditional spreads between AAA rated securities and those lower rated securities narrowed, producing less of a yield advantage for those uninsured issues. Demand shifted from the lower- to the higher-quality bonds not only within Florida, but nationally as well.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Exposure to certain sectors shifted slightly during the last six months, but none of these changes made a significant impact on the Fund's performance. The Fund had an excellent year primarily due to its long duration in a bull market (declining interest rates) and the high percentage of Fund assets invested in insured holdings.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook for the Fund is positive. Municipal yields at year-end offer almost 90% of yields from longer term, 30-year Treasuries. In addition, the Fund's current yield is very attractive on a tax-equivalent basis. This has been true throughout most of the period.

We also look for retail demand for municipals to increase. A disproportionally large number of bonds were retired in 1996, and much of the resulting cash continues to remain in short-term funds. The strong equity markets also attracted capital. It is our expectation that the money which is currently invested in equity and short-term money market funds will move into the tax-exempt market.

We intend to maintain the duration of the Fund at a level which is slightly shorter than our benchmark in order to reduce potential volatility. We expect tax-exempt yields to rise, at least in the early part of the year, given economic strength during the fourth quarter should continue at least through the early part of 1997.

This strategy should position the Fund to continue its strong performance in the coming year, as well as continue to maintain the dividend and preserve capital. We also expect municipal yields to remain at levels which are attractive on an absolute basis and on a tax-equivalent basis relative to Treasuries' yields.

                                  [PIE CHART]
SECTOR DIVERSIFICATION

                                                             ALLOCATION
                                                             PERCENTAGES
                                                             -----------
Public Education                                                19.09%
Industrial Revenue                                               8.92%
Public Building                                                  4.50%
Short Term Muni bonds                                            0.65%
Utilities                                                        5.14%
Transportation                                                  19.96%
Water/Sewer                                                      8.54%
Housing                                                         12.41%
Health Care                                                     13.00%
Higher Education                                                 7.79%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.

[PICTURE OF JOSEPH A. PIRARO]

Mr. Piraro is portfolio manager of Van Kampen's California and National Insured Municipal Funds, as well as portfolio manager for the SIERRA California Municipal, SIERRA Florida Insured Municipal and SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS.

PERFORMANCE REVIEW:

From the Fund's inception (April 4, 1994) through December 31, 1996, the SIERRA CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND (Class A Shares) advanced 7.89% on an average annual total return basis, or 6.09% adjusted for the maximum sales charge. On a basis not adjusted for the maximum sales charge, the Fund outperformed the benchmark Lehman Brothers Municipal Bond Index which advanced 7.75% on an average annual total return basis for the same period.** For the 12-months ended December 31, 1996, the Fund's total return was 3.91%, or -0.77% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 3.82%, AND ITS 30-DAY AVERAGE YIELD WAS 4.50% OR 8.21% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

Two major factors contributed to the Fund's performance over the past six months: the duration of the Fund's portfolio and the high (primarily AAA) quality of the securities we hold in the Fund.

Duration is a measure of the sensitivity of a fund's price to interest rate movements. Funds with shorter durations are less volatile than longer duration funds and therefore maintain a more stable price when interest rates fluctuate. At 6/30/96, duration stood at 6.11 years and remained relatively unchanged, ending the six-month period at 5.81 years, slightly shorter than the benchmark Lehman Brothers Intermediate California Bond Index. With a net decline in interest rates for the period, the Fund just kept pace with its peer group average.

When interest rates decline, AAA rated securities and those priced at discounts typically perform better. This occurs, because quality securities are more sen-

                                  [LINE GRAPH]

     [GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)- ]

                                TRUST - Callins

Inception 4/4/94                10000            9550           10000
                                10259            9797           10087
Jun                             10220            9761           10025
                                10405            9936           10209
                                10437            9967           10245
Sep                             10327            9862           10094
                                10175            9717            9914
                                10033            9582            9735
Dec 94                          10170            9712            9949
                                10462            9992           10234
                                10787           10302           10531
Mar                             10905           10414           10653
                                10907           10416           10665
                                11246           10740           11006
Jun                             11117           10617           10910
                                11257           10751           11013
                                11430           10916           11153
Sep                             11507           10989           11224
                                11648           11123           11386
                                11800           11269           11575
Dec 95                          11849           11316           11686
                                11960           11421           11775
                                11939           11402           11695
Mar                             11775           11245           11546
                                11754           11225           11613
                                11732           11204           11509
Jun                             11811           11279           11634
                                11925           11389           11740
                                11937           11400           11738
Sep                             12028           11487           11902
                                12153           11606           12036
                                12358           11802           12257
Dec 96                          12311           11757           12205

THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

*Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3% and the federal deduction of state taxes paid.

** Index total returns were calculated from 4/30/94 to 12/31/96. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 34,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                             6 MONTH      1 YEAR   SINCE INCEPTION
                                                                        -------      ------   ---------------
                                                                                              (April 4, 1994)
   CLASS A SHARES
      Fund (not adjusted for sales charge)                                  4.24%      3.91%       7.89%
      Fund (adjusted for the maximum 4.5% sales charge)                    -0.45%     -0.77%       6.09%
      Lehman Brothers Municipal Bond Index**                                4.90%      4.43%       7.75%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                              6 MONTH     1 YEAR    SINCE INCEPTION
                                                                         -------     ------    ---------------
                                                                                               (June 30, 1994)
   CLASS B SHARES
   Fund (not adjusted for contingent deferred sales charge)                 3.85%      3.14%       6.91%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)     -1.15%     -1.80%       5.81%++
   Lehman Brothers Municipal Bond Index**                                   4.90%      4.43%       8.18%

   CLASS S SHARES
   Fund (not adjusted for contingent deferred sales charge)                 3.85%      3.14%       6.91%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)     -1.15%     -1.80%       5.81%++
   Lehman Brothers Municipal Bond Index**                                   4.90%      4.43%       8.18%

++ Adjusted for the maximum 3% CDSC for shares held since inception.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

sitive to interest rate movements than lower rated bonds, which are evaluated more on their creditworthiness. Discounted bonds will increase more quickly in price, because their upward reaction to falling interest rates is combined with movement toward par as maturity approaches.

For the six-month period, the Fund returned 4.24% on NAV, ranking in the upper half of its peer group, and performing in line with the Lehman Brothers California Intermediate Index return of 4.90%.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A net decline in interest rates and increasing demand were major factors affecting Fund performance during the period.

For the six-month period, interest rates fell around 0.35%. Since bond prices move inversely (in the opposite direction) to interest rates, bond prices rose and added to the total return of the Fund. Total return consists of current yield plus price appreciation or less price declines.

As the state economy strengthened significantly, and memories of Orange County's financial problems faded, demand for bonds of California municipalities increased dramatically from both state and national municipal bond funds. The result of this increased demand was that the prices of California municipal bonds strengthened.

In addition, declining supplies of uninsured, higher-yielding issues caused higher prices and falling yields. With the resulting narrowing of the yield advantage over higher-rated, insured bonds, demand shifted toward the higher quality issues.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Sector concentration shifted slightly, but none were made which had a significant impact on Fund performance.

Due to both the scarcity of non-insured offerings as well as the narrow spreads, we held approximately 87% in AAA rated issues throughout the period. By prospectus, the Fund is required to invest at least 80% of its assets in insured bonds.

The portfolio may also invest up to 20% of assets in non-rated bonds, so we continued to look for opportunities in that sector of the market. As a result we purchased several attractively priced blocks of non-rated securities. By decreasing holdings of BBB rated bonds, we were able to increase our holdings of non-rated issues to 6% of portfolio assets.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Retail interest in the Fund should be strong. The intermediate range of the tax-exempt yield curve yields almost 90% of the yield from longer-maturity 30-year tax-exempt securities but with only 54% of the volatility, making the Fund a strong choice for more conservative investors. In addition, municipal bonds produce very attractive current yields on a tax-equivalent basis relative to Treasuries. An unusually large number of bonds were retired in 1996, and much of the resulting cash still remains in short-term funds. We expect that the money which is currently invested in these funds will move into the tax-exempt market.

We intend to maintain a slightly shorter duration than our benchmark to reduce volatility. We anticipate that municipal yields will rise, at least through the first half of the new year, because the economic strength exhibited during the fourth quarter 1996 should continue at least through early 1997. This strategy should position the Fund to continue its strong performance through the coming year.

One factor that will likely affect California municipal bonds is the recent November, 1996, passage of Proposition 218. This new law limits the ability of governmental units to raise revenue without the consent of affected taxpayers. Although some rating downgrades have occurred as a result, none of the bonds held in the Funds have yet been affected. Those downgrades, so far, have been minor (from AA to AA-, for example), and appear to be more symbolic, not indicating any real concern about the credit quality of those outstanding issues. The financial impact of Prop. 218 is expected to be minimal, possibly affecting up to only 0.2% of annual municipal revenues. With business activity generally on an upswing throughout California, the expected growth in municipal revenues should be more than sufficient to offset any effects of Prop. 218. Overall, we expect state and local economic conditions (and the usual political forces) to continue to be the major determinants, of the financial capability of California's municipalities.

Finally, the extensive flooding that occurred throughout Northern California caused an estimated $2 billion worth of property damage as of the middle of January 1997. However, it is not expected to have a major negative credit impact, as the areas affected are mainly rural and not significant debt issuers.

SECTOR DIVERSIFICATION

                                                                 ALLOCATION
                                                                 PERCENTAGES
                                                                 -----------
Industrial Revenue                                                  2.72%
Airport                                                             0.15%
Waste Disposal                                                      4.26%
Utilities                                                           1.79%
Transportation                                                      6.84%
Tax District                                                        7.96%
Water/Sewer                                                         7.84%
Housing                                                            10.72%
Health Care                                                        12.54%
General Purpose                                                    23.00%
Education                                                          22.18%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

NATIONAL MUNICIPAL FUND

PORTFOLIO MANAGER:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.

[PHOTO OF David C. Johnson]

Mr. Johnson, Senior Vice President of Van Kampen, has over 14 years' experience in the tax-free municipal sector of the fixed-income market. He has been with Van Kampen since 1989 and has had primary portfolio management responsibility for the SIERRA NATIONAL MUNICIPAL FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1996, the SIERRA NATIONAL MUNICIPAL FUND (Class A Shares) advanced 8.31% on an average annual total return basis, or 7.54% adjusted for the maximum sales charge. On a basis not adjusted for the maximum sales charge, the Fund outperformed the benchmark Lehman Brothers Municipal Bond Index which advanced 8.01% on an average annual total return basis for the same period.** For the 12-month period ended December 31, 1996, the Fund's total return was 4.31%, or -0.38% adjusted for the maximum sales charge. THE FUND'S 30-DAY SEC YIELD AS OF DECEMBER 31, 1996, WAS 4.58%, AND ITS 30-DAY AVERAGE YIELD WAS 5.41% OR 8.96% ON A TAX-EQUIVALENT BASIS.* For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The most significant factors contributing to performance are the Fund's duration and structure of the Fund's portfolio.

Duration, which is a measure of the sensitivity of a fund's price to interest rate movements, was 8.03 years on 6/30/96. By the end of the year, 12/31/96, duration was 7.38 years, slightly shorter than the Lehman Brothers Municipal Bond Index duration of 7.64 years. During periods when interest rates are falling, funds with longer durations tend to perform better than funds with shorter durations. The Fund's higher duration in the early part of the period helped it outperform the Index for the six-month period.

Regarding the structure of the Fund, in a "bull" market when interest rates are declining, AAA rated bonds and bonds priced at discount perform relatively well. Since credit is not an issue with AAA securities, they perform more according to interest rate changes. Discounted bonds also perform well, because the upward reaction to falling rates is enhanced by the tendency for prices to move toward par as maturity

[GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES) LINE GRAPH]

                                TRUST - NATIONAL

Inception** 7/18/90             10060            9607           10000
                                 9834            9391            9855
                                 9871            9427            9861
                                 9939            9492           10039
                                10170            9713           10241
Dec 90                          10218            9758           10286
                                10320            9855           10424
                                10473           10002           10515
                                10504           10031           10519
                                10702           10220           10659
                                10827           10340           10754
Jun                             10826           10339           10743
                                11007           10512           10874
                                11189           10685           11018
                                11317           10808           11161
                                11414           10900           11261
                                11446           10931           11293
Dec 91                          11774           11245           11536
                                11780           11250           11562
                                11830           11298           11566
                                11891           11356           11570
                                12009           11469           11673
                                12207           11658           11811
Jun                             12496           11934           12009
                                13026           12440           12370
                                12711           12139           12248
                                12763           12189           12328
                                12436           11876           12207
                                12804           12228           12426
Dec 92                          12966           12382           12552
                                13175           12582           12698
                                13801           12582           12698
                                13603           12991           13018
                                13764           13144           13150
                                13865           13241           13223
Jun                             14172           13535           13444
                                14202           13563           13462
                                14549           13894           13742
                                14738           14075           13898
                                14743           14079           13925
                                14624           13966           13802
Dec 93                          14916           14245           14093
                                15097           14418           14254
                                14698           14037           13885
                                14018           13387           13320
                                14036           13404           13433
                                14143           13507           13550
Jun                             14045           13413           13467
                                14258           13616           13714
                                14341           13696           13762
                                14176           13538           13559
                                13866           13242           13318
                                13462           12856           13077
Dec 94                          13872           13248           13365
                                14377           13730           13747
                                14802           14136           14147
                                14944           14271           14310
                                14877           14207           14327
                                15112           14423           14784
Jun                             14934           14262           14655
                                15018           14342           14794
                                15243           14557           14982
                                15314           14625           15077
                                15527           14828           15295
                                15853           15140           15549
Dec 95                          16039           15318           15699
                                16112           15387           15818
                                16071           15347           15710
                                15813           15101           15509
                                15786           15076           15466
                                15759           15050           15460
Jun                             15892           15176           15628
                                16010           15289           15770
                                16040           15318           15767
                                16294           15560           15988
                                16458           15718           16169
                                16743           15990           16464
Dec 96                          16730           15977           16395



The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

*Tax-equivalent yield is based on Federal income taxes at 39.6%.

** Index total returns were calculated from 7/31/90 to 12/31/96. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, and includes approximately 34,000 municipal bonds. The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/3196                                6 MONTH    1 YEAR      5 YEAR  SINCE INCEPTION
                                                                          -------    ------      ------  ---------------
                                                                                                         (July 18, 1990)
CLASS A SHARES
Fund (not adjusted for sales charge)                                       5.29%      4.31%       7.28%      8.31%
Fund (adjusted for the maximum 4.5% sales charge)                          0.55%     -0.38%       6.30%      7.54%
Lehman Brothers Municipal Bond Index**                                     4.90%      4.43%       7.28%      8.01%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH     1 YEAR     5 YEAR  SINCE INCEPTION
                                                                          -------     ------     ------  ---------------
                                                                                                         (June 30, 1994)
CLASS B SHARES
Fund (not adjusted for contingent deferred sales charge)                   4.89%      3.54%        N/A       6.46%
Fund (adjusted for the maximum 5% contingent deferred sales charge)       -0.11%     -1.40%        N/A       5.36%(++)
Lehman Brothers Municipal Bond Index**                                     4.90%      4.43%        N/A       8.18%

CLASS S SHARES
Fund (not adjusted for contingent deferred sales charge)                   4.89%      3.54%        N/A       6.45%
Fund (adjusted for the maximum 5% contingent deferred sales charge)       -0.11%     -1.40%        N/A       5.35%(++)
Lehman Brothers Municipal Bond Index**                                     4.90%      4.43%        N/A       8.18%

++ Adjusted for the maximum 3% CDSC for shares held since inception.

NATIONAL MUNICIPAL FUND

nears. While the BBB securities tend to lag in appreciation during market rallies, because their valuations are based more on creditworthiness, these securities contribute to the dividend paying ability of the Fund.

The Fund produced a return of 5.29% over the six-month period, ranking in the top quartile of its peer group, and outperforming the Lehman Brothers Municipal Bond Index, which returned 4.90%. The Fund ranked in the top 18% of its Lipper category for the year ended 1996, and ranked in the top 20% of its Lipper category for 5-year returns.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Net declines in interest rates and strengthening demand for municipal bonds were major factors affecting Fund performance during the period.

Interest rates fell approximately 0.35% for the six-month period, causing bond prices to rise. This price appreciation added to the Fund's total return, since total return consists of current yield plus appreciation or less price declines. We focused on the purchase of longer maturity, deeper discount bonds to maximize the effects of the favorable market conditions.

Another market condition impacting the Fund is the declining supply of uninsured primary (newly offered) securities. Of total new issue volume, the percentage coming to market with insurance has increased steadily since 1989's level of 25% to near 50% in 1996. This makes it increasingly difficult to purchase higher yielding, lower rated securities. Due to the scarcity and stronger prices of these higher yielding issues, the yield advantage of the lower rated, uninsured bonds over the insured offerings remained narrow. Although this tends to shift demand to high quality paper, lower rated holdings produce significant benefits for a portfolio.

To address the narrow yield spread and minimize the overall volatility of the portfolio, our strategy is to continue to focus holdings in the AAA and BBB (or lower) ratings. The high quality, AAA holdings provide liquidity and perform well when yields are declining. The higher-yielding, BBB bonds, on the other hand, are defensive securities. These securities will perform better when yields are rising.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no major shifts in sector concentration during the period which had a significant impact on performance.

The credit quality of the portfolio also rose over the period, with 46% of assets AAA rated at 12/31/96, up 2% from 6/30/96; AA rated assets rose 4% from 6/30/96. These increases were offset by decreasing BBB exposure by 6%, primarily as a result of market supply.

However, the Fund continued to seek undervalued securities in sectors with the most price appreciation potential. In addition, we continued to look for lower-rated issues which meet our standards, as the yields on these securities enhance the yield of the portfolio.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Retail demand for municipal bonds should increase for several reasons. On a relative basis to Treasuries, municipal bonds are very attractive. For example, at year end, the Bond Buyer 25 Revenue Bond Index yielded 5.96%, or close to 90% of the yield from a 30-year Treasury. In addition, municipal bonds offer very attractive tax-equivalent yields compared to their taxable counterparts. This has been true throughout most of the period.

A disproportionally large number of bonds were retired in 1996, and much of the resulting cash continues to remain in short-term funds. The strong equity markets also attracted those proceeds. It is our expectation that the money which is currently invested in equity and short-term money market funds will move into the tax-exempt market.

We intend to maintain the duration of the Fund at a level which is slightly shorter than our benchmark in order to reduce potential volatility. We expect tax-exempt yields to rise, at least in the early part of the year, because the economic strength exhibited during the 4th quarter of 1996 should continue at least through early 1997.

This strategy should position the Fund to continue its strong performance in the coming year, as well as continue to maintain the dividend and preserve capital. We also expect municipal yields to remain at levels which are attractive for their absolute yields and on a tax-equivalent basis relative to Treasuries.


                                  [PIE CHART]


SECTOR DIVERSIFICATION

                                                                Allocation
                                                                Percentages
                                                                -----------
Industrial Revenue                                                 13.81%
Public Building                                                     2.12%
Waste Disposal                                                      0.63%
Utilities                                                           9.66%
Transportation                                                     10.64%
Tax District                                                        2.23%
Water/Sewer                                                         2.14%
Housing                                                            10.13%
Health Care                                                        23.42%
General Purpose                                                    15.02%
Education                                                           9.27%
Bond Bank                                                           0.93%


Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

GROWTH AND INCOME FUND


PORTFOLIO MANAGER:
J.P. MORGAN INVESTMENT
MANAGEMENT INC.

[PHOTO OF Henry D. Cavanna]

Mr. Cavanna is a senior portfolio manager in the J.P. Morgan Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1971.

[PHOTO OF William M. Riegel]

Mr. Riegel is a senior equity portfolio manager in the Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1979. They have had primary portfolio management responsibility for the SIERRA GROWTH AND INCOME FUND since September 1993.

PERFORMANCE REVIEW:

From the Fund's inception (July 25, 1989) through December 31, 1996, the SIERRA GROWTH AND INCOME FUND (Class A Shares) advanced 11.69% on an average annual total return basis, or 10.80% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 21.59%, or 14.60% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE LAST SIX-MONTH PERIOD ENDED DECEMBER 31, 1996.

During the second half of 1996, stock selection in the energy, basic industry, and transportation sectors provided the largest contribution to performance. Specific stocks within those sectors that positively impacted performance include: Cooper Cameron Corporation and Tosco Corporation (energy), Teledyne Inc. and Allegheny Teledyne (materials and processing), Union Pacific Corporation and Consolidated Freightways Inc. (autos and transportation).

Stock selection in the technology, consumer staple, and services sectors detracted from performance. Specific stocks within those sectors that negatively impacted performance include: General Instrument Corporation,

                                  [LINE GRAPH]

[GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)]

                            TRUST - GROWTH & INCOME

Inception* (7/25/89)            10000           10000           10000
                                10000            9425           10000
                                10030            9425           10000
                                10210            9453           10193
                                10170            9623           10153
                                 9930            9585            9917
                                10110            9359           10123
Dec 89                          10144            9529           10362
                                 9630            9561            9667
                                 9761            9076            9791
                                 9973            9199           10049
                                 9679            9399            9801
                                10450            9122           10756
Jun                             10317            9849           10681
                                10103            9724           10647
                                 9318            9522            9685
                                 8909            8782            9209
                                 8786            8396            9175
                                 9452            8280            9766
Dec 90                           9785            8908           10033
                                10315            9223           10477
                                10937            9722           11227
                                11103           10308           11494
                                11114           10465           11526
                                11625           10475           12019
Jun                             11008           10956           11470
                                11532           10375           12007
                                11689           10868           12289
                                11511           11017           12088
                                11658           10849           12249
                                11100           10988           11755
Dec 91                          12489           10462           13098
                                12510           11771           12855
                                12679           11791           13019
                                12235           11950           12764
                                12426           11532           13135
                                12331           11712           13206
Jun                             11960           11622           13015
                                12310           11272           13539
                                12055           11603           13266
                                12236           11362           13418
                                12215           11532           13467
                                12716           11512           13920
Dec 92                          12829           11985           14103
                                12904           12091           14206
                                12807           12162           14398
                                13178           12071           14707
                                12952           12420           14347
                                13329           12207           14734
Jun                             13059           12562           14783
                                13005           12309           14713
                                13556           12258           15274
                                13502           12777           15161
                                13882           12726           15469
                                13904           13084           15323
Dec 93                          14256           13104           15512
                                14808           13436           16039
                                14489           13957           15604
                                13894           13656           14924
                                14214           13095           15115
                                14287           13396           15363
Jun                             13931           13466           14987
                                14375           13130           15478
                                14905           13548           16111
                                14607           14048           15716
                                14743           13767           16070
                                14038           13895           15485
Dec 94                          14265           13231           15714
                                14557           13444           16121
                                15115           13720           16750
                                15639           14246           17244
                                15946           14740           17753
                                16505           15029           18463
Jun                             16796           15556           18878
                                17396           15830           19504
                                17436           16396           19553
                                17882           16434           20377
                                17414           16854           20304
                                18377           16413           21195
Dec 95                          18703           17321           21603
                                19280           17628           22338
                                19684           18172           22545
                                19987           18552           22762
                                20435           18838           23096
                                20680           19260           23692
Jun                             20384           19212           23783
                                19285           18176           22731
                                19950           18803           23211
                                20890           19689           24518
                                21137           19921           25194
                                22990           21668           27096
Dec 96                          22744           21436           26560

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

* Index total returns were calculated from 7/31/89 to 12/31/96. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation), Administrator (Sierra Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH    1 YEAR     5 YEAR   SINCE INCEPTION
                                                                          -------    ------     ------   ---------------
                                                                                                         (July 25, 1989)
   CLASS A SHARES
   Fund (not adjusted for sales charge)                                    11.57%     21.59%     12.73%      11.69%
   Fund (adjusted for the maximum 5.75 sales charge)                        5.15%     14.60%     11.41%      10.80%
   Standard & Poor's 500 Composite Index*                                  11.68%     22.95%     15.20%      14.08%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH     1 YEAR     5 YEAR  SINCE INCEPTION
                                                                          -------     ------     ------  ---------------
                                                                                                          (June 30, 1994)
   CLASS B SHARES
   Fund (not adjusted for contingent deferred sales charge)                11.10%     20.65%     N/A        20.76%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      6.28%     15.65%     N/A        19.85%(++)
   Standard & Poor's 500 Composite Index*                                  11.68%     22.95%     N/A        25.75%

   CLASS S SHARES
   Fund (not adjusted for contingent deferred sales charge)                11.03%     20.56%     N/A        20.75%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      6.21%     15.56%     N/A        19.84%(++)
   Standard & Poor's 500 Composite Index*                                  11.68%     22.95%     N/A        25.75%

++ Adjusted for the maximum 3% CDSC for shares held since inception

GROWTH AND INCOME FUND

Kellogg Company, and Tele-Communications Inc., respectively.

Overall, performance in the last six months was very strong, as economic uncertainty provided the backdrop for investment in the larger capitalized companies of the U.S. domestic stock markets.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

In a market environment like 1996, which exhibited slow, steady economic growth, low inflation, and a lack of exogenous shocks, betting on current winners was rewarded. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their strong performance. As evidence of a slowing economy emerged, the strong market performance attracted further interest in these "momentum" stocks. Searching for turnaround candidates was rewarded in only a few sectors, with traditional value factors such as price-to-book ratios providing less overall benefit. This is evidenced by the fact that for the S&P 500 Index growth stocks outperformed value stocks by 200 basis points over the past year.

The market conditions in the third quarter of 1996 were not favorable to the value-orientation of this Fund. However, in the last three months, the Fund outperformed the S&P 500 Index as overvalued stocks were recognized, driving previous market trailers to outperform. Our investment valuation process had the Fund positioned well as breadth returned to the market.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Over the past six months, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection. In addition, we continue to emphasize the importance of holding a highly diversified selection of value stocks.

The biggest winners in the portfolio were two technology stocks, EMC Corporation (+79.1%) and Quantum Corporation (+95.7%). Both companies are significant players in data storage, with Quantum Corporation in the desktop level and EMC Corporation in the systems area. We remain bullish on both stocks as the companies are well positioned to benefit from the strong trends in data warehousing, the growth in internets, and the use of multimedia and digital photography that will require increasing amounts of data to be stored digitally.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our approach to investing focuses on finding attractive stocks, maintaining a low median market capitalization, and avoiding the risky practice of market timing. Therefore, the portfolio continues to be fully invested in a diversified collection of stocks. This diversified approach and aversion to overvalued stocks should be beneficial as the large blue-chip stocks, which have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

                                  [PIE CHART]

SECTOR DIVERSIFICATION

                                                                  ALLOCATION
                                                                  PERCENTAGES
                                                                  -----------
Retail                                                               5.08%
U.S. Agency                                                          1.73%
Utilities                                                            2.14%
U.S. Treasury                                                        2.59%
Producer Durables                                                    7.80%
Technology                                                           7.78%
Autos & Transportation                                               5.11%
Health Care                                                         10.86%
Telecommunications                                                   6.05%
Energy                                                              10.23%
Consumer Staples                                                     7.00%
Financial Services                                                  12.45%
Consumer Discretionary                                               7.32%
Materials & Processing                                               9.12%
Computer Software & Services                                         1.92%
Other                                                                2.82%


Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

GROWTH FUND

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION

[PHOTO OF Warren B. Lammert]

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the SIERRA GROWTH FUND since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW:

From the Fund's inception (April 5, 1993) through December 31, 1996, the SIERRA GROWTH FUND (Class A Shares) advanced 18.29% on an average annual total return basis, or 16.43% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund had a total return of 16.92%, or 10.20% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

While equities posted solid returns in the last half of the year, it was not without substantial volatility, especially during the third quarter. The equity markets dropped roughly 10% in July -- a significant decline by the standards of the 1990s -- recovered in August, then moved upward again. The rally continued through the fourth quarter, as the S&P 500 Index gained 11.68% for the second half of 1996. The Fund gained 5.15%. The market's narrow focus in the fourth quarter accounted for much of the difference in performance. Almost across the board, the market rally was a flight to size. Not only did large stocks outperform smaller stocks by a wide margin, but the largest stocks in each capitalization category -- small, mid, and large -- performed better than their smaller siblings. According to a study published in the December 30, 1996, issue of Barron's, the 100 largest stocks (as measured by market capitalization) in the S&P 500 Index gained a healthy 30.9% on the year -- while the bottom 20% were up just 9%. The largest 30 stocks in the S&P 500 Index did better still, up 35.5%. Results in the small-cap arena were even more dramatic. The top 20% of stocks in the S&P 600 Small Cap Index gained 46% on the year, but the bottom 20% were actually down 4.8%.

                                  [LINE GRAPH]

               [GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)]


                                 TRUST - GROWTH

        Inception 4/5/93        10000            9444           10000
                                10020            9943           10267
        Jun                     10720           10104           10297
                                10480            9877           10255
                                10900           10273           10644
        Sep                     11250           10603           10560
                                11500           10839           10778
                                11300           10650           10676
        Dec 93                  11680           11008           10805
                                12160           11461           11172
                                12040           11348           10869
        Mar                     11740           11065           10395
                                11630           10961           10529
                                11190           10547           10701
        Jun                     10730           10113           10439
                                11150           10509           10782
                                11830           11150           11223
        Sep                     11870           11187           10949
                                12200           11499           11194
                                11750           11074           10787
        Dec 94                  11756           11080           10947
                                11886           11203           11230
                                12257           11552           11668
        Mar                     12507           11788           12011
                                12938           12194           12365
                                13428           12656           12858
        Jun                     14199           13383           13156
                                15121           14251           13593
                                15231           14355           13627
        Sep                     15681           14780           14201
                                15261           14383           14151
                                15942           15025           14771
        Dec 95                  16018           15097           15056
                                16393           15450           15568
                                17187           16199           15712
        Mar                     17312           16317           15863
                                18244           17195           16096
                                18607           17537           16512
        Jun                     18728           18513           17651
                                16563           15611           15842
                                17665           16649           16176
        Sep                     18823           17741           17087
                                18189           17152           17558
                                18857           17773           18884
        Dec 96                  18728           17651           18513

THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

* Index total returns were calculated from 4/30/93 to 12/31/96. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) waived a portion of its management fees and absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                              6 MONTH     1 YEAR  SINCE INCEPTION
                                                                         -------     ------  ---------------
                                                                                             (April 5, 1993)
   CLASS A SHARES
    Fund (not adjusted for sales charge)                                    5.15%     16.92%     18.29%
    Fund (adjusted for the maximum 5.75% sales charge)                     -0.90%     10.20%     16.43%
    Standard & Poor's 500 Composite Index*                                 11.68%     22.95%     18.29%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH    1 YEAR   SINCE INCEPTION
                                                                          -------    ------   ---------------
                                                                                              (June 30, 1994)
   CLASS B SHARES
   Fund (not adjusted for contingent deferred sales charge)                 4.69%     16.02%     24.06%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      0.22%     11.07%     23.18%++
   Standard & Poor's 500 Composite Index*                                  11.68%     22.95%     25.75%

   CLASS S SHARES
   Fund (not adjusted for contingent deferred sales charge)                 4.76%     16.09%     24.08%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      0.29%     11.13%     23.21%++
   Standard & Poor's 500 Composite Index*                                  11.68%     22.95%     25.75%

++ Adjusted for the maximum 3% CDSC for shares held since inception.

GROWTH FUND

This large-cap market leadership occurred during the second half of the year, after the July decline, when large stocks recovered quickly and moved higher, while smaller stocks, which had been severely battered in the summer sell-off, continued to languish.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

While there is no definitive explanation for the market's current infatuation, large stocks often come into favor when investors are nervous about earnings and market valuations. Earnings slowed in 1996 and appears to be slowing further in 1997, at least compared to the record gains of 1992-1995. Meanwhile, the broad market proceeded higher, supported by nearly ideal economic conditions: moderate growth, mild inflation, and low interest rates. The combination of uncertain earnings growth and dramatic market advances put the squeeze on stock valuations, and sent investors scurrying for a safe haven in the fourth quarter. The bad news in this scenario is that "safe" stocks were bid up to "unsafe" levels. The good news is that many of the stocks the current rally ignored have fallen to attractive valuations. As a result, small- and mid-sized companies now have significantly more potential for appreciation, and significantly less potential for depreciation, than the high-flying behemoths. We cannot pinpoint the time when the market will abandon its current fixation on size and again reward individual companies for exceptional earnings growth.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

At Janus, portfolios are constructed on an individual stock by stock basis. Each issue is selected according to its own merits as determined by fundamental, bottom-up research. As such, assets are not allocated to particular sectors, but they are accumulated as a result of the portfolio's overall stock selection. Additionally, certain themes may develop as our research locates a number of companies capitalizing on a high growth area within the same or even differing fields.

That said, the fourth quarter was tough on those of us who choose stocks based on their individual merits. Although our large stocks performed reasonably well, small- and mid-cap holdings inhibited portfolio performance, and many business services or outsourcing stocks also came under profit-taking after posting substantial gains earlier. Examples of these companies are: National Processing, Inc., First USA Paymentech Inc., which process credit card transactions, and TeleTech Holdings Inc., a provider of customer phone representatives. TeleTech retrenched significantly during the fourth quarter for no fundamental reason, so we are holding the position. However, we took losses in stocks where the fundamentals had deteriorated. These included Itron, which produces equipment for automated utility meter reading and Black & Decker, the power tools manufacturer. We also reduced holdings in drug manufacturer Centocor Inc.

JDA Software Group Inc., which produces integrated business software applications, was sold at a profit after reaching full valuation. Other positions that did well during the fourth quarter, but still have further to go, include the insurer UNUM Corporation, MFS Communications Company Inc., which was just acquired by WorldCom, Inc. (another portfolio holding), Cincinnati Bell, Inc., Pittway Corporation, and Warner-Lambert Company.

Several prominent additions included Parametric Technology Company, which develops design and manufacturing software, Lamar Advertising Company, a billboard advertising company, and Monsanto Company, which is rapidly changing itself from a chemical company to a global manufacturer of agricultural and pharmaceutical products.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

As we enter 1997, our approach to portfolio management remains consistent. We rely on intensive, fundamental research to locate individual companies that have exceptional fundamentals. Additionally, we intend to execute our strategy opportunistically, because we expect stock prices to be volatile this year. By being more selective, we hope to enhance the Fund's returns by using market fluctuations to obtain better prices on both the buy and sell side.

                                  [PIE CHART]

SECTOR DIVERSIFICATION


                                                                   ALLOCATION
                                                                   PERCENTAGES
                                                                   -----------
Restaurants                                                            0.28%
Computer Software & Services                                          13.70%
U.S. Agency                                                            2.59%
Other                                                                  0.58%
Commercial Paper                                                       1.31%
Retail                                                                 2.11%
Technology                                                            19.04%
Autos & Transportation                                                 0.75%
Health Care                                                           11.89%
Telecommunications                                                    16.80%
Energy                                                                 1.30%
Consumer Staples                                                       0.25%
Financial Services                                                    13.36%
Consumer Discretionary                                                12.19%
Materials & Processing                                                 3.85%


Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

EMERGING GROWTH FUND

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION

[PHOTO OF James P. Goff]

Mr. Goff has a degree from Yale University and is a Chartered Financial Analyst. He has been with Janus since 1988, and has had primary portfolio management responsibility for the SIERRA EMERGING GROWTH FUND since September 1993.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1996, the SIERRA EMERGING GROWTH FUND (Class A Shares) has advanced 13.95% on an average annual total return basis, or 12.91% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 8.50%, or 2.26% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

Stocks produced very respectable gains in the last half of the year, and a number of indices ended the fourth quarter at or near record levels. The S&P 500 Index gained 11.68%, and the S&P MidCap 400 Index was up 9.14%. During this period, the Fund was down 4.47%, underperforming the S&P 400 Index.

According to a study published in the December 30, 1996, issue of Barron's, the 100 largest stocks (measured by total market value) in the S&P 500 Index gained a healthy 30.9% on the year, while the bottom 20% were up just 9%. The largest 30 stocks in the S&P 500 Index did better still, up 35.5%. Results in the small-cap sector were even more dramatic. The top 20% of stocks in the S&P 600 SmallCap Index gained 46% on the year, but the bottom 20% (again, as measured by market value) were actually down 4.8%. In short, performance within the indices was highly segmented, with the most liquid issues far outpacing everything else.

Much of this large-cap market leadership occurred during the second half of the year, after the July decline, when large stocks rebounded quickly and smaller stocks, which had been severely battered in the summer sell-off, recovered only moderately.

Typically, when investors become nervous about earnings and/or market valuations, larger, more well-established companies draw a premium. Earnings slowed in 1996, and appear to be slowing further in 1997 (at least compared to the record gains of 1992-1995).

                                  [LINE GRAPH]

[GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES) - GRAPH PLOT]

                                TRUST - Emerging
Inception 7/18/90       10000            9425           10000
                        10000            9425           10000
                         9600            9048           10000
                         8520            8030            9097
                         7810            7361            8649
                         7620            7182            8617
                         8190            7719            9172
Dec 90                   8263            7787            9424
                         8747            8244            9840
                         9231            8700           10545
                         9846            9280           10796
                         9897            9328           10826
                        10179            9594           11289
Jun                      9705            9147           10773
                        10018            9442           11278
                        10179            9594           11543
                        10310            9718           11353
                        10916           10288           11505
                        10664           10050           11041
Dec 91                  11509           10847           12303
                        12161           11462           12074
                        12456           11740           12228
                        11896           11212           11989
                        11804           11126           12338
                        12049           11356           12404
Jun                     11886           11202           12224
                        12100           11404           12717
                        11733           11058           12460
                        11845           11164           12603
                        12395           11682           12649
                        12935           12191           13075
Dec 92                  13281           12517           13246
                        13581           12800           13343
                        13850           13054           13523
                        14212           13395           13814
                        13581           12800           13475
                        14191           13375           13839
Jun                     14233           13414           13885
                        14078           13268           13820
                        14905           14048           14346
                        15133           14263           14240
                        15505           14613           14529
                        15029           14165           14392
Dec 93                  16243           15306           14570
                        16356           15412           15065
                        16322           15380           14657
                        15643           14741           14018
                        15270           14390           14197
                        15248           14368           14430
Jun                     14717           13868           14076
                        15384           14496           14538
                        16050           15125           15133
                        16152           15220           14762
                        17056           16073           15094
                        15870           14954           14545
Dec 94                  16187           15253           14760
                        16280           15341           15142
                        16650           15889           15733
                        16627           15667           16197
                        16476           15526           16675
                        16499           15548           17342
Jun                     17887           16856           17744
                        19193           18086           18156
                        19795           18653           18201
                        20685           19492           18969
                        19852           18707           18901
                        20153           18991           19730
Dec 95                  21409           20174           20111
                        21095           19878           20979
                        22216           20935           21174
                        23651           22286           21377
                        24363           22923           21691
                        25303           23809           22251
Jun 96                  24309           22911           22336
                        21437           20120           21348
                        23047           21722           21799
                        23842           22471           23026
                        23057           21732           23661
                        23334           21992           25448
Dec 96                  23224           21889           24944

THE PERFORMANCE OF THE CLASS B SHARES AND CLASS S SHARES WILL BE LESS THAN INDICATED BY THE LINES SHOWN ABOVE FOR THE CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY CLASS B AND CLASS S SHAREHOLDERS.

* Index total returns were calculated from 7/31/90 to 12/31/96. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) waived a portion of its management fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH        1 YEAR     5 YEAR  SINCE INCEPTION
                                                                          -------        ------     ------  ---------------
                                                                                                            (July 18, 1990)
    CLASS A SHARES
   Fund (not adjusted for sales charge)                                     -4.47%         8.50%     15.07%      13.95%
   Fund (adjusted for the maximum 5.75% sales charge)                       -9.96%         2.26%     13.72%      12.91%
   Standard & Poor's 500 Composite Index*                                  -11.68%        22.95%     15.20%      15.31%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                               6 MONTH        1 YEAR      5 YEAR   SINCE INCEPTION
-------------------------------------------                               -------        ------      ------   ---------------
                                                                                                              (June 30, 1994)
   CLASS B SHARES
   Fund (not adjusted for contingent deferred sales charge)                 -4.84%         7.74%       N/A       19.17%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      -9.21%         2.79%       N/A       18.25%++
   Standard & Poor's 500 Composite Index*                                   11.68%        22.95%       N/A       25.75%

   CLASS S SHARES
   Fund (not adjusted for contingent deferred sales charge)                 -4.84%         7.67%       N/A       19.17%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)      -9.21%         2.73%       N/A       18.25%++
   Standard & Poor's 500 Composite Index*                                   11.68%        22.95%       N/A       25.75%

++ Adjusted for the maximum 3% CDSC for shares held since inception

EMERGING GROWTH FUND

Meanwhile, stock prices have surged, supported by excellent economic conditions: moderate growth, mild inflation, and low interest rates. During the quarter, the combination of slower earnings growth and dramatic market advances put the squeeze on valuations, and sent investors scurrying for safe haven. Unfortunately, "safe" stocks were bid up to "unsafe" levels. On the plus side, however, many stocks that the rally ignored fell to attractive valuations, so many smaller companies now have significantly more potential for appreciation, and significantly less potential for depreciation, than their larger, high-flying siblings.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund lagged the Index in part due to several individual disappointments, especially in the wireless communications area, but also because broad market advances had an unusually narrow focus the last three months. Almost across the board, the fourth quarter rally was a flight to liquidity -- that is, investors put money almost exclusively into companies with larger market capitalizations. Not only did large stocks continue to outperform smaller stocks, but the largest stocks in each capitalization category -- small-, mid-, and large-cap -- performed better than their smaller siblings.

We cannot predict when market conditions will change. But we do know the market will eventually abandon its fixation on size -- probably sooner rather than later -- and once again start rewarding companies for exceptional individual fundamentals. Historically, the record shows that the fourth quarter was an anomaly in the equities markets.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

A number of our holdings either came under profit-taking, or were out of sync with market psychology, even though their long-term fundamentals have not changed or have even improved. Many of our wireless communications holdings declined during the fourth quarter, which include Paging Network Inc., Millicom International Cellular SA, Pricellular Corporation, and Omnipoint Corporation. Paging Network's new Voice Now pager product was delayed; Millicom had some unforeseen development expenses; and the infrastructure of Omnipoint's New York system was not completed as soon as had been expected. HFS Inc. has been off from its recent peaks, but continues to make sound strategic acquisitions, although the market has been concerned about the general pace of these acquisitions. We believe that HFS has a highly competent management team and should be able to successfully integrate these recent acquisitions, producing continued synergies while generating considerable revenue growth. Fastenal Company is a compelling story that unfortunately came under price pressure early in the quarter after missing earnings estimates. Fortunately, the stock has come back off its lows and remains a top position. The company has strong earnings prospects as it continues to expand while leveraging its existing distribution network with new products. The company is currently in a transition period as it prepares for these new product lines. New products require additional personnel, and these costs have negatively impacted current earnings. However, this should only have a negligible effect as these product lines should ramp up earnings in a relatively short period of time. Insignia Financial Group Inc., the largest administrator of real estate partnerships in the U.S., suffered a setback when a major acquisition was abandoned, and Viking Office Products Inc., where the fundamentals are very much intact, declined on concerns about the pace of domestic revenue growth. Though the setbacks were real, they should prove temporary because the long-term outlook for these companies continues to be very positive.

Among recent gainers were Trigen Energy Corporation, an independent supplier of utilities to large commercial buildings and institutions; Barnett Inc., a distributor of plumbing, hardware, and electrical supplies, whose rate of earnings growth continues to improve; and longtime holding Wisconsin Central Transportation Corporation.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We remain committed to our investment philosophy: intensive, fundamental analysis. We apply a number of screens to discover small- to medium-sized companies that meet our investment criteria. Primarily, we look for companies with rapid growth prospects and currently, we are looking at a minimum rate of 20%. At the same time, we want a low-risk company that is not only insulated from the general economy, but which also has a dominant market position. Finally, we look for stocks that are under-followed. Although this may seem like a difficult combination to find, we feel that the Fund's current holdings reflect this investment philosophy.

 SECTOR DIVERSIFICATION

                                  [PIE CHART]


                                                                 ALLOCATION
                                                                 PERCENTAGES
                                                                 -----------
Computer Software & Services                                         0.30%
Restaurants                                                         11.64%
Retail                                                              19.61%
Telecommunications                                                  10.15%
Commercial Paper                                                     4.73%
U.S. Agency                                                          1.78%
Other                                                                0.27%
Producer Durables                                                    2.24%
Technology                                                           2.69%
Autos & Transportation                                               5.76%
Health Care                                                          5.61%
Consumer Staples                                                     2.78%
Financial Services                                                   7.85%
Consumer Discretionary                                              14.70%
Materials & Processing                                               8.09%
Warrant                                                              1.80%



Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGER:
Warburg, Pincus Counsellors, Inc.

The following team has been primarily responsible for managing the SIERRA INTERNATIONAL GROWTH FUND since April 8, 1996. Richard H. King, Senior Managing Director, joined the firm to found the department and has 28 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior analyst at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Senior Vice President, has 13 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Nicholas P.W. Horsley, Senior Vice President, has 15 years of investment experience. Prior to joining Warburg, Mr. Horsley was a director, portfolio manager and analyst at Barclays de Zoete Wedd in New York. Vincent J. McBride, Vice President, has 9 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He was an international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

PERFORMANCE REVIEW:

From the Fund's inception (July 18, 1990) through December 31, 1996, the SIERRA INTERNATIONAL GROWTH FUND (Class A Shares) has advanced 3.31% on an average annual total return basis, or 2.37% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 8.02%, or 1.81% adjusted for the maximum sales charge. For additional information, including Class B and Class S Share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

In the third quarter, the Fund saw strong performance from many of its European holdings, but much of these gains were negated by weakness in Japan and South Korea. Although there is a possibility for near-term weakness, we continue to view the prospects of both these Asian markets favorably. The fourth quarter produced strong results for most of the foreign stock markets. By region, the largest gains once again belonged to Europe, whose markets continued to benefit from falling interest rates and optimism regarding the prospects for monetary union.

                    [GROWTH OF A $10,000 INVESTMENT - GRAPH]

                               TRUST - IntGrowth


        Inception 7/18/90       10000            9550           10000
                                10000            9425           10000
                                 9780            9218           10000
                                 8690            8190            9029
                                 7760            7314            7770
                                 8730            8228            8981
                                 8250            7776            8451
        Dec 90                   8150            7681            8589
                                 8460            7974            8866
                                 9190            8662            9817
                                 8630            8134            9228
                                 8720            8219            9318
                                 8870            8380            9416
        Jun                      8270            7794            8724
                                 8680            8181            9152
                                 8700            8200            8966
                                 9020            8501            9472
                                 9050            8530            9607
                                 8800            8294            9158
        Dec 91                   9325            8789            9632
                                 9255            8722            9426
                                 9124            8599            9089
                                 8742            8239            8489
                                 8792            8286            8529
                                 9214            8685            9100
        Jun                      8872            8362            8668
                                 8540            8049            8446
                                 9043            8523            8976
                                 8651            8154            8799
                                 8279            7803            8337
                                 8319            7841            8415
        Dec 92                   8339            7860            8459
                                 8359            7879            8458
                                 8642            8145            8714
                                 9197            8668            9474
                                 9833            9268           10373
                                10055            9477           10592
        Jun                      9894            9325           10426
                                10217            9630           10791
                                10792           10172           11374
                                10762           10143           11118
                                11065           10429           11461
                                10439            9839           10459
        Dec 93                  11037           10402           11214
                                11813           11134           12162
                                11503           10841           12128
                                10933           10305           11605
                                11265           10617           12097
                                11296           10646           12028
        Jun                     11120           10480           12198
                                11430           10773           12315
                                11679           11007           12607
                                11296           10646           12209
                                11513           10851           12616
                                11026           10392           12009
        Dec 94                  10892           10266           12085
                                10324            9731           11621
                                10182            9597           11587
                                10368            9772           12310
                                10695           10080           12773
                                10794           10173           12621
        Jun                     10674           10060           12400
                                11143           10502           13154
                                11001           10368           12551
                                11088           10451           12865
                                10859           10235           12675
                                10968           10338           13010
        Dec 95                  11422           10765           13440
                                11825           11145           13496
                                11733           11058           13541
                                11837           11156           13829
                                12009           11319           14231
                                11964           11276           13972
        Jun 96                  12079           11384           14033
                                11502           10841           13416
                                11640           10971           13571
                                11905           11220           13903
                                11824           11144           13743
                                12353           11643           14271
        Dec 96                  12337           11628           14068

The performance of the Class B Shares and Class S Shares will be less than indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

* Index total returns were calculated from 7/31/90 to 12/31/96. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation), Administrator (SIERRA Fund Administration Corporation) and Distributor waived a portion of their management or distribution fees, and the Custodian reduced fees by credits. In the absence of the waivers, or fees reduced by credits, yield and total return would have been lower.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                6 MONTH        1 YEAR        5 YEAR   SINCE INCEPTION
                                                                           -------        ------        ------   ---------------
                                                                                                                 (July 18, 1990)
   CLASS A SHARES
   Fund (not adjusted for sales charge)                                       2.15%         8.02%         5.76%       3.31%
   Fund (adjusted for the maximum 5.75% sales charge)                        -3.72%         1.81%         4.52%       2.37%
   Morgan Stanley Capital International EAFE Index*                           1.46%         6.05%         8.15%       5.68%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                                6 MONTH        1 YEAR        5 YEAR   SINCE INCEPTION
                                                                           -------        ------        ------   ---------------
                                                                                                                 (June 30, 1994)
   CLASS B SHARES
   Fund (not adjusted for contingent deferred sales charge)                   1.73%          7.20%         N/A        3.51%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)       -3.27%          2.20%         N/A        2.40%++
   Morgan Stanley Capital International EAFE Index*                           1.46%          6.05%         N/A        6.42%

   CLASS S SHARES
   Fund (not adjusted for contingent deferred sales charge)                   1.77%          7.13%         N/A        3.51%
   Fund (adjusted for the maximum 5% contingent deferred sales charge)       -3.23%          2.13%         N/A        2.39%++
   Morgan Stanley Capital International EAFE Index*                           1.46%          6.05%         N/A        6.42%

++ Adjusted for the maximum 3% CDSC for shares held since inception

INTERNATIONAL GROWTH FUND


WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Much of the performance over the past six months can be attributed to the individual geographic region or country performance. In the third quarter, many European markets showed solid gains, supported by an easing of monetary policy by several of the region's central banks. Asian-Pacific markets generally fell, Latin American markets were varied: Brazil, Mexico and Venezuela advanced, while Argentina and Chile lagged.

In the fourth quarter, European holdings provided much of the strength in overall portfolio performance. British companies have enjoyed strong profit growth in recent quarters, and are much closer to hitting a peak in their earnings cycle than are companies elsewhere in Europe. In addition, the Fund's Spanish stocks contributed positively to its performance during the fourth quarter, continuing to benefit from the decline in Spanish bond yields. We continue to avoid the Italian stock market, which significantly underperformed most other European markets in local currency terms in 1996.

In Asia and the Pacific, the Fund continues to get value from its holding in Hong Kong, which largely represents plays on economic growth in China. In South Korea, the market continued to fall in the fourth quarter due to concerns over slower economic growth and widening current account and trade deficits. The equity market in Japan underperformed in the fourth quarter, largely due to worries over a slowdown in economic growth.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund has benefited from a reduction in Japanese holdings during the second half of 1996 as the Japanese equity market declined considerably during the fourth quarter. The Fund has increased holdings over the past six months in markets such as Sweden and South Korea.

Some individual securities that have been recently added to the portfolio are Korea Electric Power Corporation, GEA AG, and Eaux (Cie Generale des). Korea Electric Power Corporation is a large, blue-chip company selling at extremely low multiples, reflecting the general weakness in the South Korean market. At its current level, the stock is one of the cheapest electric-utility companies in the world. GEA is a German engineering company with strong global market share in three areas: food processing, air treatment and refrigeration, and thermal and power technology. Our conservative estimate is that the company can generate annual earnings-per-share growth of nearly 15% through the year 2000. Eaux (Cie Generale des) is a large, French, multi-industry company that historically has earned most of its revenues from water management and construction. The company has made a large number of acquisitions, including the expansion of its emphasis on cellular communications. This stands to be an extremely profitable area and should help the company grow its overall earnings far faster than the French market as a whole.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Most of our buying in Europe is outside the U.K. where the potential for earnings is proportionately greater. The major risk to the Italian stock market is that the country fails to meet the criteria for a single European currency. If this happens, Italian bond yields could rise significantly. This would take a heavy toll on the stock market; hence we remain wary of making any major new commitments. We continue to view the prospects for the Spanish market favorably. The Fund's Spanish holdings include Iberdrola SA, an electric utility, and Repsol SA, ADR, an oil and gas company. In France, we think that the potential exists for stronger economic growth in 1997, given the continued low level of interest rates, which would provide broad benefit to French companies.

Our positive outlook on Australian stocks is due to tangible signs of recovery in corporate earnings (after two years of generally poor results) and the potential for further cuts in short-term interest rates from the Bank of Australia. Positive signs for the New Zealand market can be seen with the results of the October elections favoring a center right coalition government, and the recent modification of the Reserve Bank Act. This has allowed New Zealand's central bank to lower short-term interest rates, with potentially further easing. In Hong Kong, we remain confident that the territory's pending change from British to Chinese hands will result in little disruption of its financial markets, and are also encouraged by the earnings outlook for many Hong Kong companies in 1997.

It seems reasonable to expect a better year for Japanese equities in 1997 than in 1996; thus we have maintained representation in the Fund. We continue to hedge a portion of the Fund's yen exposure as a defensive measure, and have implemented a Nikkei Index hedge.

                                  [PIE CHART]

DIVERSIFICATION BY REGION

                                                                ALLOCATION
                                                                PERCENTAGES
                                                                -----------

Europe                                                             29.92%
Americas                                                           23.88%
Australia/New Zealand                                               9.44%
Asia                                                               36.76%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

TARGET MATURITY 2002 FUND

[PHOTO OF Keith Anderson]

[PHOTO OF Andrew J. Phillips]

PORTFOLIO MANAGER:
BLACKROCK FINANCIAL
MANAGEMENT, INC.

The day-to-day management of the SIERRA TARGET MATURITY 2002 FUND's portfolio is the responsibility of a committee composed of individuals who are officers of BlackRock. This committee has managed the Fund since December 1994, and is supervised by Keith Anderson and Andrew J. Phillips. Mr. Anderson, a Managing Director of BlackRock, has been co-head of the Portfolio Management Group since 1988. Mr. Phillips has been a portfolio manager of BlackRock since 1991 and a Principal of BlackRock since 1996.

PERFORMANCE REVIEW:

From the Fund's inception (March 20, 1995) through December 31, 1996, the SIERRA TARGET MATURITY 2002 FUND advanced 8.81% on an average annual total return basis, or 7.58% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Fund's total return was 0.44%, or -1.57% adjusted for the maximum sales charge.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996?

The decrease in interest rates over the six-month period was the most significant factor contributing to the Fund's performance. With at least 90% of its assets in zero-coupon Treasury notes, the Fund is very sensitive to interest rate changes. As rates decrease, the price of the Fund's shares rise in value, and vice versa. Due to the net decrease in U.S. Treasury rates during the second half of 1996, the Fund's net asset value increased during this period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund's performance is affected primarily by economic conditions and interest rates, in particular. With a portfolio consisting mostly of zero coupon Treasury notes, the Fund's share price moves inversely to interest rates. As a result, falling rates during the last six-months have resulted in an increase in the Fund's net asset value.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no significant changes in the Fund's portfolio holdings. As required by the Fund's investment objective, we continue to hold at least 90% of portfolio assets in zero-coupon Treasury notes that mature in November, 2002.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

While economic data released in December indicated a break in the recent pattern of moderation, we do not believe they suggest a longer-term trend toward stronger economic growth. Certainly, fourth quarter 1996 growth increased slightly from third quarter levels; however, the full year estimate of approximately 2.4% does not appear inflationary. Reduced financing costs for U.S. corporations and soaring global competition and production are further restraining inflation. Finally, consumers appear to remain heavily indebted, and the aging of the overall population continues to limit spending patterns.

Overall, we believe that 1997 will be a favorable year for domestic bonds, with low inflation, moderate economic growth, and strong international demand, providing support for the U.S. fixed income market. Despite some near-term volatility, interest rates should also remain positive for U.S. bonds.

                                  [LINE GRAPH]

              [GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES) - ]

                            TRUST - Target Maturity

Inception* 3/20/95              10000           10000           10000
                                 9900            9790           10000
                                10140            9937           10131
                                10690           10476           10539
Jun 95                          10780           10584           10620
                                10670           10457           10581
Aug                             10840           10623           10705
                                10960           10741           10808
Oct                             11160           10937           10972
                                11390           11162           11143
Dec 95                          11570           11339           11301
                                11642           11410           11370
Feb                             11311           11085           11138
                                11146           10923           11046
Apr                             10990           10770           10975
                                10928           10710           10957
Jun                             11094           10873           11098
                                11104           10882           11126
Aug                             11042           10821           11101
                                11270           11044           11285
Oct                             11580           11349           11534
                                11808           11572           11734
Dec 96                          11621           11389           11615



Index total returns were calculated from 3/31/95 to 12/31/96. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinventment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                         6 MONTH       1 YEAR    SINCE INCEPTION
                                                                     -------      ------    ---------------
                                                                                           (March 20, 1995)
    CLASS A SHARES
    Fund (not adjusted for sales charge)                              4.75%         0.44%        8.81%
    Fund (adjusted for the maximum 2% sales charge)                   2.66%        -1.57%        7.58%
    Lehman Brothers Mutual Fund U.S. General Government Index*        4.66%         2.77%        8.93%

                               SIERRA TRUST FUNDS
                               SEMI-ANNUAL REPORT
                   ------------------------------------------
                   For the six months ended December 31, 1996

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                               SIERRA TRUST FUNDS

                         DECEMBER 31, 1996 (UNAUDITED)

                                                U.S.                     SHORT TERM     SHORT TERM
                                 GLOBAL      GOVERNMENT    CALIFORNIA       HIGH          GLOBAL          U.S.        CORPORATE
                                 MONEY          MONEY         MONEY        QUALITY      GOVERNMENT     GOVERNMENT       INCOME
                                  FUND          FUND          FUND        BOND FUND        FUND           FUND           FUND
                              ------------   -----------   -----------   -----------   ------------   ------------   ------------
ASSETS:
Investments, at value
  (Note 2)
  See portfolios of
    investments (a).......... $173,820,248   $31,694,708   $46,472,833   $31,574,444   $ 59,713,877   $615,001,778   $352,152,096
Cash and/or foreign currency
  (b)........................      254,358        79,262       138,768        56,450         83,114        347,846         13,750
Net unrealized appreciation
  of forward foreign currency
  contracts (Note 2)
  See portfolios of
    investments..............      --            --            --            --             628,804        --             --
Receivable for dollar roll
  fee income
  (Notes 2 and 6)............      --            --            --            --             --             155,929        --
Dividends and/or interest
  receivable.................      888,511       219,602       419,363       283,176      1,331,535      4,091,511      7,208,618
Receivable for Fund shares
  sold.......................    2,646,766     2,368,728        30,042        28,561         17,833      1,303,184          5,941
Receivable for investment
  securities sold............      --            --            --            467,933        --           2,847,613        --
Variation Margin (Note 2)....      --            --            --            --             --             --             --
Unamortized organization
  costs
  (Note 8)...................      --            --            --              6,500            295        --             --
Receivable from investment
  advisor....................          524       --            --              5,838        --             --             --
Prepaid expenses and other
  assets.....................        8,012         2,274         6,069         2,413          4,013         23,857         17,626
                              ------------   -----------   -----------   -----------   ------------   ------------   ------------
    Total Assets.............  177,618,419    34,364,574    47,067,075    32,425,315     61,779,471    623,771,718    359,398,031
                              ------------   -----------   -----------   -----------   ------------   ------------   ------------
LIABILITIES:
Net unrealized depreciation
  of forward foreign currency
  contracts (Note 2)
  See portfolios of
    investments..............      --            --            --            --             --             --             --
Options written, at value
  (Premiums received $9,678,
  $101,465 and $171,953,
  respectively)
  (Notes 2 and 6)
  See portfolios of
    investments..............      --            --            --              8,457        117,554        146,992        --
Payable for dollar roll
  transactions
  (Notes 2 and 6)............      --            --            --            --             --         149,900,484     53,273,910
Deferred income for dollar
  roll transactions (Notes 2
  and 6).....................      --            --            --            --             --             --              46,268
Variation Margin (Note 2)....      --            --            --            --             --             127,500        --
Payable for Fund shares
  redeemed...................    2,425,991       211,412       124,624        88,387         97,422        904,184        570,653
Payable for investment
  securities purchased.......      --            --            --            --             --          24,065,819        --
Investment advisory fee
  payable
  (Note 3)...................      --              3,839         4,815       --                 820        252,330        166,537
Administration fee payable
  (Note 3)...................       43,922         8,538        12,042         9,706         18,231        134,829         92,350
Shareholder servicing and
  distribution fees payable
  (Note 5)...................       34,183         7,792        10,083         8,376         13,880        103,714         79,014
Dividends payable............      196,006         1,920         3,077        72,056        514,173      2,449,191        932,706
Accrued legal and audit
  fees.......................       21,510        15,295        16,311        16,567         33,874         41,739         34,389
Accrued transfer agent
  fees.......................       32,180         6,514         8,975         6,263         11,785         86,405         59,057
Accrued Trustees' fees and
  expenses (Note 4)..........        1,760           342           483           333            626          4,632          3,172
Accrued registration and
  filing fees payable........        5,079         2,838           867           936          2,614          2,208          1,460
Due to Custodian.............      --            --            --            --             --             --             --
Accrued expenses and other
  payables...................       22,477         5,187         6,413        15,459         12,806        104,381         43,111
                              ------------   -----------   -----------   -----------   ------------   ------------   ------------
    Total Liabilities........    2,783,108       263,677       187,690       226,540        823,785    178,324,408     55,302,627
                              ------------   -----------   -----------   -----------   ------------   ------------   ------------
NET ASSETS................... $174,835,311   $34,100,897   $46,879,385   $32,198,775   $ 60,955,686   $445,447,310   $304,095,404
                              ============   ===========   ===========   ===========   ============   ============   ============

---------------------

(A) INVESTMENTS, AT COST
    (NOTE 2)................. $173,820,248   $31,694,708   $46,472,833   $31,366,303   $ 58,209,237   $610,665,286   $339,193,182
(B) CASH AND/OR FOREIGN
    CURRENCY, AT COST
    (NOTE 2)................. $    254,358   $    79,262   $   138,768   $    56,450   $    117,507   $    347,846   $     13,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         CALIFORNIA
                           FLORIDA         INSURED
         CALIFORNIA        INSURED       INTERMEDIATE      NATIONAL        GROWTH AND                         EMERGING
         MUNICIPAL        MUNICIPAL       MUNICIPAL       MUNICIPAL          INCOME           GROWTH           GROWTH
            FUND            FUND            FUND             FUND             FUND             FUND             FUND
        ------------     -----------     -----------     ------------     ------------     ------------     ------------
        $379,263,322     $30,925,257     $73,333,641     $218,237,783     $261,748,173     $267,866,381     $329,365,153
              86,444         479,214         --               --               --               --               115,916
             --              --              --               --               --                55,166          --
             --              --              --               --               --               --               --
           6,418,799         550,951       1,268,720        3,141,924          492,985           37,486           44,321
               6,706         172,146          89,117           19,474          270,738          248,287          334,712
             --              --              --             4,775,870          147,051        1,984,899        1,939,963
             --              --              --               128,125          --               --               --
             --               19,028           3,651          --               --                14,919          --
             --              --              --               --               --               --               --
              19,666           1,762           3,638           12,246           11,669           13,623           46,096
        ------------     -----------     -----------     ------------     ------------     ------------     ------------
         385,794,937      32,148,358      74,698,767      226,315,422      262,670,616      270,220,761      331,846,161
        ------------     -----------     -----------     ------------     ------------     ------------     ------------
             --              --              --               --               --               --               917,691
             ==              ==              ==               ==               ==               ==               ==
             ==              ==              ==               ==               ==               ==               ==
             155,275          55,141          33,771          237,320          597,564        3,198,780          840,631
           1,701,686         --              --             7,135,275          298,846          176,641          737,546
             128,022           2,054          12,766           61,340          172,936          206,462          237,460
             114,055           9,532          22,138           65,014           80,098           79,188           96,029
              96,615          10,203          29,729           50,918           73,171           70,068           83,986
             615,135          80,641          68,733          414,893           25,046               41          --
              32,062          14,504          17,490           27,905           29,810           27,562           34,355
              72,288           6,106          14,012           41,545           50,004           50,497           55,839
               3,918             327             760            2,233            2,751            2,720            3,299
               2,323           1,265             862            1,810           11,120            9,199            6,690
             --              --               56,943          347,689           21,118          130,644          --
              53,641           5,428          11,905           32,726           37,659           40,905           45,839
        ------------     -----------     -----------     ------------     ------------     ------------     ------------
           2,975,020         185,201         269,109        8,418,668        1,400,123        3,992,707        3,059,365
        ------------     -----------     -----------     ------------     ------------     ------------     ------------
        $382,819,917     $31,963,157     $74,429,658     $217,896,754     $261,270,493     $266,228,054     $328,786,796
        ============     ===========     ===========     ============     ============     ============     ============


      INTERNATIONAL      TARGET
         GROWTH         MATURITY
          FUND         2002 FUND
      ------------     ----------
      $183,654,098     $3,067,289
           553,114         69,894
           962,345         --
           --              --
           358,402         --
            85,895         --
         2,345,157         --
           --              --
           --              38,209
           --               4,116
             7,140            157
      ------------     ----------
       187,966,151      3,179,665
      ------------     ----------
           ==              ==
           ==              ==
           --              --
         1,062,656         --
           701,510         --
           126,659         --
            54,481            942
            35,539            673
             1,124         --
            33,800         14,979
            33,976            595
             1,871             32
            11,951          1,434
           --              --
            33,129            470
      ------------     ----------
         2,096,696         19,125
      ------------     ----------
      $185,869,455     $3,160,540
      ============     ==========
        $357,073,153     $29,674,652     $69,815,694     $201,282,880     $230,289,820     $236,565,108     $263,750,892
        $     86,444     $   479,214     $   --          $    --          $    --          $    --          $    156,146

      $173,405,294     $3,012,112
      $    557,893     $   69,894

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               SIERRA TRUST FUNDS

                         DECEMBER 31, 1996 (UNAUDITED)

                                       U.S.                         SHORT TERM      SHORT TERM
                      GLOBAL        GOVERNMENT      CALIFORNIA         HIGH           GLOBAL            U.S.          CORPORATE
                      MONEY            MONEY           MONEY          QUALITY       GOVERNMENT       GOVERNMENT         INCOME
                       FUND            FUND            FUND          BOND FUND         FUND             FUND             FUND
                   ------------     -----------     -----------     -----------     -----------     ------------     ------------
NET ASSETS consist
  of:
Undistributed net
  investment
  income/(accumulated
  loss/distributions
  net investment
  in excess of net
  investment
  income)......... $     (8,917)    $     7,398     $     2,363     $    18,714     $(1,190,805)    $    548,636     $ (1,071,576)
Accumulated net
  realized
  gain/(loss) from
  security
  transactions,
  futures
  contracts,
  closed written
  options, forward
  foreign currency
  contracts and
  foreign currency
  transactions....       21,022         (15,219)        (40,974)     (1,718,971)       (382,774)     (74,291,914)     (32,815,199)
Net unrealized
  appreciation of
  securities,
  foreign
  currency,
  written options,
  futures
  contracts,
  forward foreign
  currency
  contracts and
  other assets and
  liabilities.....      --              --              --              209,362       2,103,804        4,317,667       12,958,914
Paid-in capital...  174,823,206      34,108,718      46,917,996      33,689,670      60,425,461      514,872,921      325,023,265
                   ------------     -----------     -----------     -----------     -----------     ------------     ------------
    Total Net
      Assets...... $174,835,311     $34,100,897     $46,879,385     $32,198,775     $60,955,686     $445,447,310     $304,095,404
                   ============     ===========     ===========     ===========     ===========     ============     ============
NET ASSETS:
Class A Shares.... $117,525,901     $32,553,140     $46,803,120     $20,041,648     $54,393,819     $321,915,909     $248,464,500
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class B Shares.... $    731,934     $ 1,251,587     $    64,731     $ 3,273,585     $ 2,058,561     $ 22,552,046     $ 23,924,555
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class S Shares.... $  7,818,984     $   295,149     $    10,522     $ 1,234,559     $   527,062     $ 12,044,092     $  3,903,241
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class I Shares.... $ 48,758,492     $     1,021     $     1,012     $ 7,648,983     $ 3,976,244     $ 88,935,263     $ 27,803,108
                   ============     ===========     ===========     ===========     ===========     ============     ============
SHARES
  OUTSTANDING:
Class A Shares....  117,762,509      32,564,675      46,844,859       8,616,848      23,479,089       33,649,080       23,884,270
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class B Shares....      728,877       1,252,030          64,789       1,407,442         888,105        2,357,517        2,299,846
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class S Shares....    7,781,260         295,254          10,532         530,782         227,427        1,258,885          375,178
                   ============     ===========     ===========     ===========     ===========     ============     ============
Class I Shares....   48,554,822           1,021           1,012       3,288,846       1,716,165        9,297,885        2,672,780
                   ============     ===========     ===========     ===========     ===========     ============     ============
CLASS A SHARES:
Net asset value
  per share of
  beneficial
  interest
  outstanding*....        $1.00           $1.00           $1.00           $2.33           $2.32            $9.57           $10.40
                   ============     ===========     ===========     ===========     ===========     ============     ============
Maximum sales
  charge..........      --              --              --                3.50%           3.50%            4.50%            4.50%
Maximum offering
  price per share
  of beneficial
  interest
  outstanding.....      --              --              --                $2.41           $2.40           $10.02           $10.89
                   ============     ===========     ===========     ===========     ===========     ============     ============
CLASS B SHARES:
Net asset value
  and offering
  price per share
  of beneficial
  interest
  outstanding*....        $1.00           $1.00           $1.00           $2.33           $2.32            $9.57           $10.40
                   ============     ===========     ===========     ===========     ===========     ============     ============
CLASS S SHARES:
Net asset value
  and offering
  price per share
  of beneficial
  interest
  outstanding*....        $1.00           $1.00           $1.00           $2.33           $2.32            $9.57           $10.40
                   ============     ===========     ===========     ===========     ===========     ============     ============
CLASS I SHARES:
Net asset value,
  offering and
  redemption price
  per share of
  beneficial
  interest
  outstanding.....        $1.00           $1.00           $1.00           $2.33           $2.32            $9.57           $10.40
                   ============     ===========     ===========     ===========     ===========     ============     ============

---------------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          CALIFORNIA
                           FLORIDA         INSURED
         CALIFORNIA        INSURED       INTERMEDIATE       NATIONAL        GROWTH AND                         EMERGING
         MUNICIPAL        MUNICIPAL       MUNICIPAL        MUNICIPAL          INCOME           GROWTH           GROWTH
            FUND            FUND             FUND             FUND             FUND             FUND             FUND
        ------------     -----------     -----------      ------------     ------------     ------------     ------------
        $     11,641     $    (8,655)    $     (3,453)    $     39,645     $      2,796     $   (995,809)+   $ (1,833,781)+
         (11,516,519)     (2,804,768)          56,223       (9,868,357)       9,519,615         (670,036)      (2,080,285)
          22,190,169       1,250,605        3,517,947       16,941,599       31,458,353       31,364,849       64,666,989
         372,134,626      33,525,975       70,858,941      210,783,867      220,289,729      236,529,050      268,033,873
        ------------     -----------      -----------     ------------     ------------     ------------     ------------
        $382,819,917     $31,963,157     $ 74,429,658     $217,896,754     $261,270,493     $266,228,054     $328,786,796
        ============     ===========      ===========     ============     ============     ============     ============
        $358,975,906     $26,639,297     $ 52,451,383     $210,907,459     $155,779,526     $127,700,865     $205,628,154
        ============     ===========      ===========     ============     ============     ============     ============
        $ 23,831,121     $ 5,311,016     $ 21,965,419     $  6,976,546     $ 30,471,122     $ 28,653,283     $ 30,915,985
        ============     ===========      ===========     ============     ============     ============     ============
        $     11,837     $    11,796     $     11,817     $     11,695     $ 11,990,329     $ 17,127,429     $ 13,257,091
        ============     ===========      ===========     ============     ============     ============     ============
        $      1,053     $     1,048     $      1,039     $      1,054     $ 63,029,516     $ 92,746,477     $ 78,985,566
        ============     ===========      ===========     ============     ============     ============     ============
          33,061,172       2,694,734        4,898,170       19,022,850       11,424,969        9,037,140       11,599,313
        ============     ===========      ===========     ============     ============     ============     ============
           2,194,799         537,245        2,051,222          629,253        2,251,927        2,071,106        1,778,986
        ============     ===========      ===========     ============     ============     ============     ============
               1,090           1,193            1,103            1,055          885,936        1,237,632          762,940
        ============     ===========      ===========     ============     ============     ============     ============
                  97             106               97               95        4,622,612        6,552,867        4,449,364
        ============     ===========      ===========     ============     ============     ============     ============
              $10.86           $9.89           $10.71           $11.09           $13.64           $14.13           $17.73
        ============     ===========      ===========     ============     ============     ============     ============
               4.50%           4.50%            4.50%            4.50%            5.75%            5.75%            5.75%
              $11.37          $10.35           $11.21           $11.61           $14.47           $14.99           $18.81
        ============     ===========      ===========     ============     ============     ============     ============
              $10.86           $9.89           $10.71           $11.09           $13.53           $13.83           $17.38
        ============     ===========      ===========     ============     ============     ============     ============
              $10.86           $9.89           $10.71           $11.09           $13.53           $13.84           $17.38
        ============     ===========      ===========     ============     ============     ============     ============
              $10.86           $9.89           $10.71           $11.09           $13.64           $14.15           $17.75
        ============     ===========      ===========     ============     ============     ============     ============


      INTERNATIONAL       TARGET
         GROWTH          MATURITY
          FUND          2002 FUND
      ------------      ---------
      $    (823,173)    $   (5,902)
         (1,701,281)           (20)
         11,221,119         55,177
        177,172,790      3,111,285
       ------------      ---------
      $ 185,869,455     $3,160,540
       ============      =========
      $  67,334,053     $3,160,540
       ============      =========
      $   4,671,672         --
       ============
      $  14,792,962         --
       ============
      $  99,070,768         --
       ============
          6,432,139        301,774
       ============      =========
            450,199         --
       ============
          1,416,262         --
       ============
          9,499,055         --
       ============
             $10.47         $10.47
       ============      =========
              5.75%          2.00%
             $11.11         $10.69
       ============      =========
             $10.38         --
       ============
             $10.45         --
       ============
             $10.43         --
       ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                               SIERRA TRUST FUNDS

             FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

                                         U.S.                       SHORT TERM      SHORT TERM
                         GLOBAL       GOVERNMENT     CALIFORNIA        HIGH           GLOBAL            U.S.          CORPORATE
                         MONEY          MONEY          MONEY          QUALITY       GOVERNMENT       GOVERNMENT         INCOME
                          FUND           FUND           FUND         BOND FUND         FUND             FUND             FUND
                       ---------      ----------     ---------      ----------      -----------     -----------      -----------
INVESTMENT INCOME:
Dividends...........   $   --         $  --          $   --         $   --          $   --          $    --          $    --
Foreign withholding
  tax on dividend
  income............       --            --              --             --              --               --               --
Interest............    4,781,461     1,015,254         877,687       1,301,616      2,431,427        17,504,032       13,164,892
Foreign withholding
  tax on interest
  income............       --            --              --             --             (43,939)          --               --
Fee income
  (Note 6)..........       --            --              --             --              --             1,561,550          644,482
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
    Total Investment
      Income........    4,781,461     1,015,254         877,687       1,301,616      2,387,488        19,065,582       13,809,374
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
EXPENSES:
Investment advisory
  fee (Note 3)......      350,278        75,858          99,496          89,234        213,863         1,300,699        1,049,332
Administration fee
  (Note 3)..........      262,709        56,894          74,622          62,464        115,157           827,718          565,025
Custodian fees......        1,672        --               1,312           2,588          7,032            25,751            4,120
Legal and audit
  fees..............       18,486        10,054          12,455          10,882         24,537            42,038           32,969
Trustees' fees and
  expenses
  (Note 4)..........        5,946         1,302           1,675           1,186          2,218            15,905           10,858
Amortization of
  organization costs
  (Note 8)..........       --            --              --               1,773          1,000           --               --
Registration and
  filing fees.......       19,321        12,368           5,726          14,720          7,124             2,946            7,105
Transfer agent
  fees..............       71,974        11,204          19,458           7,396         25,237           185,900          127,156
Other...............       16,654         3,442           4,536          10,805          8,687            86,155           39,593
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
    Subtotal........      747,040       171,122         219,280         201,048        404,855         2,487,112        1,836,158
Shareholder
  servicing and
  distribution fees
  (Note 5):
  Class A Shares....      178,217        46,435          62,080          34,086         76,581           490,169          350,715
  Class B Shares....        3,602         2,186             362          17,207          9,181           117,538          122,669
  Class S Shares....       95,245         1,717              53          13,636          7,668           162,596           48,652
Fees waived and/or
  expenses absorbed
  by investment
  advisor and
  administrator
  (Note 3)..........     (394,229)      (58,069)        (69,963)       (111,158)      (205,723)         (591,067)        (245,306)
Fees reduced by
  credits allowed by
  the custodian
  (Note 3)..........         (458)          (84)         --                (135)        (1,153)          (11,580)            (110)
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
    Total expenses
      before
      interest
      expense.......      629,417       163,307         211,812         154,684        291,409         2,654,768        2,112,778
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
Interest expense
  (Note 6)..........       --            --              --             --              --                27,078          --
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
    Total
      Expenses......      629,417       163,307         211,812         154,684        291,409         2,681,846        2,112,778
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
NET INVESTMENT
  INCOME/(LOSS).....    4,152,044       851,947         665,875       1,146,932      2,096,079        16,383,736       11,696,596
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
NET REALIZED AND
  UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS
  (Notes 2 and 6):
Realized gain/(loss)
  from:
  Security
    transactions....       20,053           489          --             (58,164)       759,051         4,161,471        2,217,432
  Forward foreign
    currency
    contracts and
    foreign currency
    transactions....       --            --              --             (83,703)     1,115,814           --               --
  Futures
    contracts.......       --            --              --            (282,148)        --            (2,908,802)         --
  Written options...       --            --              --               8,104        420,196           --               --
Net unrealized
  appreciation/
  (depreciation) of:
  Securities........       --            --              --             301,831       (113,515)        4,442,217        5,388,659
  Forward foreign
    currency
    contracts.......       --            --              --             --            (344,606)          --               --
  Foreign currency,
    written options,
    futures
    contracts and
    other assets and
    liabilities.....       --            --              --             129,802         48,069         1,765,185          --
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
Net Realized and
  Unrealized
  Gain/(Loss) on
  Investments.......       20,053           489          --              15,722      1,885,009         7,460,071        7,606,091
                        ---------     ---------       ---------      ----------     ----------       -----------      -----------
NET
 INCREASE/(DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS........   $4,172,097     $ 852,436      $  665,875     $ 1,162,654     $3,981,088      $ 23,843,807     $ 19,302,687
                        =========     =========       =========      ==========     ==========       ===========      ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        CALIFORNIA
                         FLORIDA         INSURED
        CALIFORNIA       INSURED       INTERMEDIATE      NATIONAL       GROWTH AND                        EMERGING
         MUNICIPAL      MUNICIPAL       MUNICIPAL        MUNICIPAL        INCOME          GROWTH           GROWTH
           FUND            FUND            FUND            FUND            FUND            FUND             FUND
        -----------     ---------      -----------      -----------     -----------     -----------     -----------
        $   --          $   --          $  --           $   --          $ 2,413,013     $   591,700     $    459,932
            --              --             --               --              --              (10,062)         (49,728)
         12,797,335        980,175       2,059,379        7,628,337         134,154       1,002,839          281,854
            ==              ==             ==               ==              ==              ==               ==
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
         12,797,335        980,175       2,059,379        7,628,337       2,547,167       1,584,477          692,058
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          1,079,586         92,908         209,192          630,258         966,920       1,194,913        1,424,329
            687,009         59,123         133,122          401,074         445,652         457,801          576,110
            --               1,389           2,057          --                8,244          24,669            9,239
             32,327         12,276          14,349           26,042          24,196          25,988           32,960
             13,198          1,141           2,556            7,722           8,367           8,528           10,748
            --               6,572             811          --              --                5,809          --
              2,978          4,684           3,558            7,979          21,484          21,210           22,178
            152,077         14,877          27,224           89,770          89,589          98,727          113,035
             53,733          7,219          13,428           35,489          30,122          31,707           35,560
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          2,020,908        200,189         406,297        1,198,334       1,594,574       1,869,352        2,224,159
            462,052         35,749          67,949          277,722         225,490         206,602          304,234
            114,611         25,866         108,490           34,975         135,124         135,915          150,880
                 58             58              58               57         139,701         209,894          171,914
           (470,331)      (101,255)       (180,191)        (206,671)        --              --               --
            --              (1,389)         (2,057)         --                 (965)         (7,047)          (2,777)
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          2,127,298        159,218         400,546        1,304,417       2,093,924       2,414,716        2,848,410
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
            --              --             --               --              --              --               --
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          2,127,298        159,218         400,546        1,304,417       2,093,924       2,414,716        2,848,410
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
         10,670,037        820,957       1,658,833        6,323,920         453,243        (830,239)      (2,156,352)
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          2,554,927        169,564         139,393        1,820,933      17,079,773       8,052,790       (1,084,160)
            --              --             --               --              --             (175,487)        (912,637)
            128,641         79,232          24,949         (898,795)        --            2,682,530          --
            --              --             --               --              --              --               --
          6,467,254        656,067       1,255,761        3,819,593      11,244,738       2,721,404      (10,975,906)
            --              --             --               --              --               71,524         (595,120)
            272,682         --             --               563,310         --              463,155          (18,505)
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
          9,423,504        904,863       1,420,103        5,305,041      28,324,511      13,815,916      (13,586,328)
        -----------      ---------      ----------      -----------     -----------     -----------      -----------
        $20,093,541     $1,725,820      $3,078,936      $11,628,961     $28,777,754     $12,985,677     $(15,742,680)
        ===========      =========      ==========      ===========     ===========     ===========      ===========



       INTERNATIONAL     TARGET
          GROWTH        MATURITY
           FUND         2002 FUND
       -----------      ---------
       $ 1,460,266      $  --
          (153,607)        --
           240,371       102,545
              (489)        --
             --            --
        -----------      -------
         1,546,541       102,545
        -----------      -------
           722,602         3,988
           307,660         5,583
            27,131           690
            37,665        12,186
             5,858           107
           --              5,878
            21,073         4,639
            72,003         1,148
            44,870           212
        -----------      -------
         1,238,862        34,431
           134,876         3,988
            22,835         --
           184,853         --
           --            (27,481)
            (6,313)         (683)
        -----------      -------
         1,575,113        10,255
        -----------      -------
           --              --
        -----------      -------
         1,575,113        10,255
        -----------      -------
           (28,572)       92,290
        -----------      -------
          (303,963)        8,292
           (10,599)        --
           ==              ==
         4,054,392        47,114
           356,490         --
            (3,833)        --
        -----------      -------
         4,092,487        55,406
        -----------      -------
       $ 4,063,915      $147,696
        ===========      =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                               SIERRA TRUST FUNDS

             FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

                                     U.S.                          SHORT TERM       SHORT TERM
                    GLOBAL        GOVERNMENT      CALIFORNIA          HIGH            GLOBAL            U.S.          CORPORATE
                    MONEY            MONEY           MONEY          QUALITY         GOVERNMENT       GOVERNMENT         INCOME
                     FUND            FUND            FUND          BOND FUND           FUND             FUND             FUND
                 ------------     -----------     -----------     -----------      ------------     ------------     ------------
Net investment
income/(loss)... $  4,152,044     $   851,947     $   665,875     $  1,146,932     $  2,096,079     $ 16,383,736     $ 11,696,596
Net realized
  gain/(loss)
  from security
  transactions,
  forward
  foreign
  currency
  contracts,
  foreign
  currency
  transactions,
  futures
  contracts and
  closed written
  options during
  the period....       20,053             489         --              (415,911)       2,295,061        1,252,669        2,217,432
Net unrealized
  appreciation/
  (depreciation)
  of securities,
  forward
  foreign
  currency
  contracts,
  foreign
  currency,
  futures
  contracts,
  written
  options and
  other assets
  and
  liabilities
  during the
  period........      --              --              --               431,633         (410,052)       6,207,402        5,388,659
                 ------------     -----------     -----------      -----------     ------------     ------------     ------------
Net
increase/(decrease)
  in net assets
  resulting from
  operations....    4,172,097         852,436         665,875        1,162,654        3,981,088       23,843,807       19,302,687
Distributions to
  shareholders
  from:
  Net investment
    income:
    Class A
      Shares....   (3,437,833)       (836,892)       (665,068)        (837,933)      (2,842,788)     (13,287,536)     (10,259,230)
    Class B
      Shares....      (14,695)         (8,644)           (689)         (91,082)         (82,698)        (708,224)        (803,862)
    Class S
      Shares....     (386,426)         (6,436)           (102)         (73,745)         (51,870)        (981,613)        (320,118)
    Class I
      Shares....     (330,040)            (21)            (16)         (64,836)         (99,934)        (863,460)        (297,995)
  Net realized
    gains on
    investments:
    Class A
      Shares....      --              --              --               --               --               --               --
    Class B
      Shares....      --              --              --               --               --               --               --
    Class S
      Shares....      --              --              --               --               --               --               --
    Class I
      Shares....      --              --              --               --               --               --               --
Net
increase/(decrease)
  in net assets
  from Fund
  share
  transactions:
    Class A
      Shares....  (35,914,527)     (6,478,564)     (4,408,065)     (12,483,005)     (12,201,962)    (108,312,317)     (56,793,650)
    Class B
      Shares....      307,094       1,140,311         (82,476)        (175,782)         441,004       (1,508,799)      (1,265,423)
    Class S
      Shares....  (13,171,565)       (143,639)            102       (2,307,374)      (1,716,809)     (24,419,551)      (8,389,594)
    Class I
      Shares....   48,554,822           1,021           1,012        7,662,152        3,998,267       89,067,682       27,788,270
                 ------------     -----------     -----------      -----------     ------------     ------------     ------------
Net
increase/(decrease)
  in net
  assets........     (221,073)     (5,480,428)     (4,489,427)      (7,208,951)      (8,575,702)     (37,170,011)     (31,038,915)
NET ASSETS:
Beginning of
  period........  175,056,384      39,581,325      51,368,812       39,407,726       69,531,388      482,617,321      335,134,319
                 ------------     -----------     -----------      -----------     ------------     ------------     ------------
End of period... $174,835,311     $34,100,897     $46,879,385     $ 32,198,775     $ 60,955,686     $445,447,310     $304,095,404
                 ============     ===========     ===========      ===========     ============     ============     ============
Undistributed
  net investment
  income/(accumulated
  net investment
  loss/distributions
  in excess of
  net investment
  income) at end
  of period..... $     (8,917)    $     7,398     $     2,363     $     18,714     $ (1,190,805)    $    548,636     $ (1,071,576)
                 ============     ===========     ===========      ===========     ============     ============     ============

---------------------
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       CALIFORNIA
                        FLORIDA         INSURED
      CALIFORNIA        INSURED       INTERMEDIATE       NATIONAL        GROWTH AND                         EMERGING
      MUNICIPAL        MUNICIPAL       MUNICIPAL        MUNICIPAL          INCOME           GROWTH           GROWTH
         FUND            FUND             FUND             FUND             FUND             FUND             FUND
     ------------     -----------     -----------      ------------     ------------     ------------     ------------
     $ 10,670,037     $   820,957     $  1,658,833     $  6,323,920     $    453,243     $   (830,239)    $ (2,156,352)
        2,683,568         248,796          164,342          922,138       17,079,773       10,559,833       (1,996,797)
        6,739,936         656,067        1,255,761        4,382,903       11,244,738        3,256,083      (11,589,531)
     ------------     -----------      -----------     ------------     ------------     ------------     ------------
       20,093,541       1,725,820        3,078,936       11,628,961       28,777,754       12,985,677      (15,742,680)
      (10,128,985)       (747,885)      (1,248,364)      (6,156,147)        (365,490)         --               --
         (540,750)       (116,562)        (416,444)        (167,472)         --               --               --
             (276)           (262)            (224)            (275)         --               --               --
              (26)            (80)             (22)             (26)         (84,957)         --               --
          --              --              (226,589)         --           (21,831,640)     (19,083,057)     (16,295,525)
          --              --               (94,705)         --            (4,043,990)      (4,239,788)      (2,456,114)
          --              --                   (51)         --            (1,738,840)      (2,712,699)      (1,158,776)
          --              --                    (5)         --            (8,369,768)     (13,384,789)      (5,828,460)
      (22,080,491)     (3,911,658)      (2,854,250)     (27,593,253)     (24,408,710)     (40,678,752)     (49,078,458)
        2,744,787        (247,473)         712,506           13,656        7,588,906        6,515,103        5,792,289
              276             304              275              275      (18,361,010)     (27,571,758)     (27,109,693)
            1,026           1,025            1,026            1,026       67,619,523      103,959,080       84,352,298
     ------------     -----------      -----------     ------------     ------------     ------------     ------------
       (9,910,898)     (3,296,771)      (1,047,911)     (22,273,255)      24,781,778       15,789,017      (27,525,119)
      392,730,815      35,259,928       75,477,569      240,170,009      236,488,715      250,439,037      356,311,915
     ------------     -----------      -----------     ------------     ------------     ------------     ------------
     $382,819,917     $31,963,157     $ 74,429,658     $217,896,754     $261,270,493     $266,228,054     $328,786,796
     ============     ===========      ===========     ============     ============     ============     ============
     $     11,641     $    (8,655)    $     (3,453)    $     39,645     $      2,796     $   (995,809)+   $ (1,833,781)+
     ============     ===========      ===========     ============     ============     ============     ============


      INTERNATIONAL       TARGET
         GROWTH          MATURITY
          FUND          2002 FUND
      ------------      ---------
      $     (28,572)    $   92,290
           (314,562)         8,292
          4,407,049         47,114
       ------------      ---------
          4,063,915        147,696
           (944,865)      (200,614)
            (33,752)        --
           --               --
         (1,421,219)        --
           (740,110)       (14,490)
            (45,566)        --
           (157,992)        --
           (867,958)        --
        (48,254,464)       103,246
            223,911         --
        (23,883,341)        --
         98,330,105         --
       ------------      ---------
         26,268,664         35,838
        159,600,791      3,124,702
       ------------      ---------
      $ 185,869,455     $3,160,540
       ============      =========
      $    (823,173)    $   (5,902)
       ============      =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                               SIERRA TRUST FUNDS

                        FOR THE YEAR ENDED JUNE 30, 1996

                                       U.S.                        SHORT TERM      SHORT TERM
                       GLOBAL       GOVERNMENT      CALIFORNIA        HIGH           GLOBAL            U.S.           CORPORATE
                       MONEY           MONEY          MONEY          QUALITY       GOVERNMENT       GOVERNMENT         INCOME
                        FUND           FUND            FUND         BOND FUND         FUND             FUND             FUND
                    ------------    -----------    -----------     -----------    ------------     ------------     ------------
Net investment
  income/(loss).... $  7,744,947    $ 2,059,511    $  1,519,495    $ 3,201,796    $   5,710,992    $  34,192,850    $  26,520,261
Net realized
  gain/(loss) from
  security
  transactions,
  forward foreign
  currency
  contracts,
  foreign currency
  transactions,
  futures contracts
  and closed
  written options
  during the
  year.............        1,087         (4,208)             87       (377,672)        (970,087)      (3,778,455)      (4,000,643)
Net unrealized
  appreciation/
  (depreciation) of
  securities,
  forward foreign
  currency
  contracts,
  foreign currency,
  futures
  contracts,
  written options
  and other assets
  and liabilities
  during the
  year.............      --             --              --            (666,604)       3,610,468      (10,375,539)      (8,362,491)
                    ------------    -----------     -----------    -----------     ------------     ------------     ------------
Net increase in net
  assets resulting
  from
  operations.......    7,746,034      2,055,303       1,519,582      2,157,520        8,351,373       20,038,856       14,157,127
Distributions to
  shareholders
  from:
  Net investment
    income:
    Class A
      Shares.......   (7,159,606)    (2,041,798)     (1,517,163)    (2,639,086)      (5,494,977)     (30,531,601)     (24,434,855)
    Class B
      Shares.......      (11,198)        (3,454)         (2,251)      (174,411)         (86,193)      (1,121,623)      (1,340,683)
    Class S
      Shares.......     (592,142)       (12,141)           (914)      (298,588)        (129,822)        (880,081)        (571,737)
  Distributions in
    excess of net
    investment
    income:
    Class A
      Shares.......      --             --              --             --              (531,573)        --               --
    Class B
      Shares.......      --             --              --             --                (9,037)        --               --
    Class S
      Shares.......      --             --              --             --               (14,346)        --               --
  Net realized
    gains on
    investments:
    Class A
      Shares.......      (15,528)       --              --             --              --               --               --
    Class B
      Shares.......          (29)       --              --             --              --               --               --
    Class S
      Shares.......       (1,523)       --              --             --              --               --               --
  Capital (Note 2):
    Class A
      Shares.......      --             --              --             (52,911)        --               --               (159,061)
    Class B
      Shares.......      --             --              --              (3,964)        --               --                 (9,773)
    Class S
      Shares.......      --             --              --              (6,948)        --               --                 (4,152)
Net
increase/(decrease)
  in net assets
  from Fund share
  transactions:
    Class A
      Shares.......   43,695,697     (8,459,449)      2,376,197    (10,594,238)     (40,267,647)     (25,372,120)     (74,157,839)
    Class B
      Shares.......      181,339        (11,021)         68,438        482,280          271,396       13,704,112       10,428,783
    Class S
      Shares.......   13,562,225       (298,215)            227      1,409,207         (127,202)      29,327,645        3,739,025
                    ------------    -----------     -----------    -----------     ------------     ------------     ------------
Net
increase/(decrease)
  in net assets....   57,405,269     (8,770,775)      2,444,116     (9,721,139)     (38,038,028)       5,165,188      (72,353,165)
NET ASSETS:
Beginning of
  year.............  117,651,115     48,352,100      48,924,696     49,128,865      107,569,416      477,452,133      407,487,484
                    ------------    -----------     -----------    -----------     ------------     ------------     ------------
End of year........ $175,056,384    $39,581,325    $ 51,368,812    $39,407,726    $  69,531,388    $ 482,617,321    $ 335,134,319
                    ============    ===========     ===========    ===========     ============     ============     ============
Undistributed net
  investment
income/(accumulated
  net investment
 loss/distributions
  in excess of net
  investment
  income) at end of
  year............. $      8,033    $     7,444    $      2,363    $   (60,622)   $    (209,594)   $       5,733    $  (1,086,967)
                    ============    ===========     ===========    ===========     ============     ============     ============

---------------------
+ Represents accumulated net investment loss.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           CALIFORNIA
                            FLORIDA         INSURED
         CALIFORNIA         INSURED       INTERMEDIATE       NATIONAL        GROWTH AND                         EMERGING
          MUNICIPAL        MUNICIPAL       MUNICIPAL        MUNICIPAL          INCOME           GROWTH           GROWTH
            FUND             FUND             FUND             FUND             FUND             FUND             FUND
        ------------      -----------     -----------      ------------     ------------     ------------     ------------
        $  22,489,074     $ 1,828,604     $  3,180,851     $ 14,341,162     $  1,072,309     $ (1,431,171)    $ (3,226,481)
            1,611,235         165,899          440,760          576,065       38,695,166       45,403,726       38,607,083
            1,135,084         688,756          381,603        1,676,780        4,454,639        3,794,146       48,527,972
         ------------     -----------      -----------     ------------     ------------     ------------     ------------
           25,235,393       2,683,259        4,003,214       16,594,007       44,222,114       47,766,701       83,908,574
          (21,866,901)     (1,628,539)      (2,545,490)     (14,065,960)      (1,085,188)         --               --
             (626,640)       (207,585)        (635,016)        (281,673)          (3,403)         --               --
                 (533)           (480)            (435)            (529)          (6,969)         --               --
             ==               ==               ==               ==               ==               ==               ==
             --               --               --               --               --               --               --
             --               --              (228,143)         --           (13,503,328)     (21,692,930)      (9,918,927)
             --               --               (63,002)         --              (940,597)      (1,672,535)        (667,520)
             --               --                   (47)         --            (1,874,729)      (3,964,701)      (1,150,942)
             ==               ==               ==               ==               ==               ==               ==
             --               --               --               --               --               --               --
          (36,668,868)     (4,691,281)        (534,327)     (37,924,473)      (9,476,108)       7,653,290       36,111,196
           13,450,075       2,048,994        8,572,391        2,018,598       15,589,484       16,910,255       14,676,449
                  550             500              495              554       12,104,463       25,017,241       25,583,609
         ------------     -----------      -----------     ------------     ------------     ------------     ------------
          (20,476,924)     (1,795,132)       8,569,640      (33,659,476)      45,025,739       70,017,321      148,542,439
          413,207,739      37,055,060       66,907,929      273,829,485      191,462,976      180,421,716      207,769,476
         ------------     -----------      -----------     ------------     ------------     ------------     ------------
        $ 392,730,815     $35,259,928     $ 75,477,569     $240,170,009     $236,488,715     $250,439,037     $356,311,915
         ============     ===========      ===========     ============     ============     ============     ============
        $      11,641     $    35,177     $      2,768     $     39,645     $    --          $   (165,570)+   $    322,571
         ============     ===========      ===========     ============     ============     ============     ============


      INTERNATIONAL       TARGET
         GROWTH          MATURITY
          FUND          2002 FUND
      -------------     ---------
      $     367,672     $ 179,239
          6,536,009         6,184
          7,897,590      (105,710)
      -------------     ---------
         14,801,271        79,713
           (342,384)     (116,707)
             (3,408)       --
            (21,880)       --
           (387,700)       --
            (12,636)       --
            (85,984)       --
         (3,697,036)       --
           (128,323)       --
           (780,562)       --
           ==              ==
           --              --
         16,833,441       535,878
          1,980,810        --
         26,294,322        --
      -------------     ---------
         54,449,931       498,884
        105,150,860     2,625,818
      -------------     ---------
      $ 159,600,791    $3,124,702
      -------------     ---------
      $   1,605,235     $ 102,422
      ---------------   ---------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                               SIERRA TRUST FUNDS

             FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

                                                            U.S.                            SHORT TERM       SHORT TERM
                                        GLOBAL          GOVERNMENT        CALIFORNIA          HIGH            GLOBAL
                                         MONEY             MONEY            MONEY           QUALITY         GOVERNMENT
                                         FUND              FUND              FUND          BOND FUND           FUND
                                     ------------      ------------      -----------      -----------      -----------
AMOUNT
 CLASS A:
  Sold..........................      $ 223,177,277     $ 134,854,953     $ 16,030,346     $  1,575,717     $  1,115,255
  Issued as reinvestment
    of dividends................          3,235,960           765,716          645,210          533,073        1,794,552
  Redeemed......................       (262,327,764)     (142,099,233)     (21,083,621)     (14,591,795)     (15,111,769)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase/(decrease).......      $ (35,914,527)    $  (6,478,564)    $ (4,408,065)    $(12,483,005)    $(12,201,962)
                                       ============      ============      ===========      ===========      ===========
 CLASS B:
  Sold..........................      $     948,282     $  11,029,303     $    --          $    354,333     $    676,094
   Issued as reinvestment
     of dividends...............             11,759             5,396              657           67,782           61,762
   Redeemed.....................           (652,947)       (9,894,388)         (83,133)        (597,897)        (296,852)
                                       ------------      ------------      -----------      -----------      -----------
   Net increase/(decrease)......      $     307,094     $   1,140,311     $    (82,476)     $  (175,782)    $    441,004
                                       ============      ============      ===========      ===========      ===========
 CLASS S:
  Sold..........................      $   5,291,230     $   4,620,928     $    --          $    220,727     $    189,849
  Issued as reinvestment
    of dividends................            372,833             6,315              102           54,050           38,808
  Redeemed......................        (18,835,628)       (4,770,882)         --            (2,582,151)      (1,945,466)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase/(decrease).......      $ (13,171,565)    $    (143,639)    $        102     $ (2,307,374)    $ (1,716,809)
                                       ============      ============      ===========      ===========      ===========
 CLASS I:
  Sold..........................      $  48,648,709     $       1,000     $      1,000     $  7,806,646     $  4,246,241
  Issued as reinvestment
    of dividends................                 --                21               12          --               --
  Redeemed......................            (93,887)          --               --              (144,494)        (247,974)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase..................      $  48,554,822     $       1,021     $      1,012     $  7,662,152     $  3,998,267
                                       ============      ============      ===========      ===========      ===========
SHARES
 CLASS A:
  Sold..........................        223,177,277       134,854,953       16,030,346          679,723          482,892
  Issued as reinvestment
    of dividends................          3,235,960           765,716          645,210          229,428          775,422
  Redeemed......................       (262,327,764)     (142,099,233)     (21,083,621)      (6,277,477)      (6,519,768)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase/(decrease).......        (35,914,527)       (6,478,564)      (4,408,065)      (5,368,326)      (5,261,454)
                                       ============      ============      ===========      ===========      ===========
 CLASS B:
  Sold..........................            948,282        11,029,303         --                152,819          291,952
  Issued as reinvestment
    of dividends................             11,759             5,396              657           29,164           26,652
  Redeemed......................           (652,947)       (9,894,388)         (83,133)        (257,214)        (127,617)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase/(decrease).......            307,094         1,140,311          (82,476)         (75,231)         190,987
                                       ============      ============      ===========      ===========      ===========
 CLASS S:
  Sold..........................          5,291,230         4,620,928         --                 95,091           79,684
  Issued as reinvestment
    of dividends................            372,833             6,315              102           23,280           19,764
  Redeemed......................        (18,835,628)       (4,770,882)       --              (1,110,135)        (838,852)
                                        ------------      ------------     -----------      -----------      -----------
  Net increase/(decrease).......        (13,171,565)         (143,639)             102         (991,764)        (739,404)
                                       ============      ============      ===========      ===========      ===========
 CLASS I:
  Sold..........................         48,648,709             1,000            1,000        3,350,848        1,822,154
  Issued as reinvestment
    of dividends................                 --                21               12          --               --
  Redeemed......................            (93,887)          --               --               (62,002)        (105,989)
                                       ------------      ------------      -----------      -----------      -----------
  Net increase..................         48,554,822             1,021            1,012        3,288,846        1,716,165
                                       ============      ============      ===========      ===========      ===========


                                          U.S.           CORPORATE
                                       GOVERNMENT          INCOME
                                          FUND              FUND
                                      ------------      ------------
AMOUNT
 CLASS A:
  Sold..........................     $  16,130,458     $ 10,255,296
  Issued as reinvestment
    of dividends................         8,274,361        5,533,494
  Redeemed......................      (132,717,136)     (72,582,440)
                                      ------------     ------------
  Net increase/(decrease).......     $(108,312,317)    $(56,793,650)
                                      ============     ============
 CLASS B:
  Sold..........................     $   2,226,955     $  1,731,650
   Issued as reinvestment
     of dividends...............           440,850          399,863
   Redeemed.....................        (4,176,604)      (3,396,936)
                                      ------------     ------------
   Net increase/(decrease)......     $  (1,508,799)    $ (1,265,423)
                                      ============     ============
 CLASS S:
  Sold..........................     $   7,629,452     $  1,917,485
  Issued as reinvestment
    of dividends................           919,216          284,561
  Redeemed......................       (32,968,219)     (10,591,640)
                                      ------------     ------------
  Net increase/(decrease).......     $ (24,419,551)    $ (8,389,594)
                                      ============     ============
 CLASS I:
  Sold..........................     $  89,563,948     $ 28,097,477
  Issued as reinvestment
    of dividends................          --                --
  Redeemed......................          (496,266)        (309,207)
                                      ------------     ------------
  Net increase..................     $  89,067,682     $ 27,788,270
                                      ============     ============
SHARES
 CLASS A:
  Sold..........................         1,715,435        1,003,788
  Issued as reinvestment
    of dividends................           869,507          539,656
  Redeemed......................       (13,929,512)      (7,045,512)
                                      ------------     ------------
  Net increase/(decrease).......       (11,344,570)      (5,502,068)
                                      ============     ============
 CLASS B:
  Sold..........................           244,137          170,046
  Issued as reinvestment
    of dividends................            38,080           38,973
  Redeemed......................          (440,158)        (331,282)
                                      ------------     ------------
  Net increase/(decrease).......          (157,941)        (122,263)
                                      ============     ============
 CLASS S:
  Sold..........................           842,095          189,065
  Issued as reinvestment
    of dividends................            67,239           27,867
  Redeemed......................        (3,442,829)      (1,023,904)
                                      ------------     ------------
  Net increase/(decrease).......        (2,533,495)        (806,972)
                                      ============     ============
 CLASS I:
  Sold..........................         9,349,684        2,702,200
  Issued as reinvestment
    of dividends................          --                --
  Redeemed......................           (51,799)         (29,420)
                                      ------------     ------------
  Net increase..................         9,297,885        2,672,780
                                      ============     ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           CALIFORNIA
                           FLORIDA          INSURED
         CALIFORNIA        INSURED        INTERMEDIATE       NATIONAL         GROWTH AND                           EMERGING
         MUNICIPAL        MUNICIPAL        MUNICIPAL         MUNICIPAL          INCOME            GROWTH            GROWTH
            FUND             FUND             FUND             FUND              FUND              FUND              FUND
        -----------      -----------      -----------      ------------      ------------      ------------      ------------
        $ 12,776,259     $  1,619,580     $  4,230,455     $  15,958,359     $  58,955,197     $  64,907,103     $ 133,379,000
           6,441,318          366,641        1,127,470         3,583,052        21,805,761        18,433,018        16,032,518
         (41,298,068)      (5,897,879)      (8,212,175)      (47,134,664)     (105,169,668)     (124,018,873)     (198,489,976)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
        $(22,080,491)    $ (3,911,658)    $ (2,854,250)    $ (27,593,253)    $ (24,408,710)    $ (40,678,752)    $ (49,078,458)
         ===========      ===========      ===========      ============      ============      ============      ============
        $  4,798,869     $    460,203     $  1,968,930     $     733,814     $   6,723,861     $   8,092,315     $  14,395,691
             381,710           76,273          397,639            94,088         3,980,455         4,183,527         2,398,228
          (2,435,792)        (783,949)      (1,654,063)         (814,246)       (3,115,410)       (5,760,739)      (11,001,630)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
        $  2,744,787     $   (247,473)    $    712,506     $      13,656     $   7,588,906     $   6,515,103     $   5,792,289
         ===========      ===========      ===========      ============      ============      ============      ============
        $    --          $    --          $    --          $    --           $   7,441,113     $  10,219,431     $   7,743,390
                 276              304              275               275         1,686,456         2,644,251         1,126,275
             --               --               --               --             (27,488,579)      (40,435,440)      (35,979,358)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
        $        276     $        304     $        275     $         275     $ (18,361,010)    $ (27,571,758)    $ (27,109,693)
         ===========      ===========      ===========      ============      ============      ============      ============
        $      1,000     $      1,000     $      1,000     $       1,000     $  67,786,107     $ 103,970,864     $  84,359,503
                  26               25               26                26          --                --                --
             --               --               --               --                (166,584)          (11,784)           (7,205)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
        $      1,026     $      1,025     $      1,026     $       1,026     $  67,619,523     $ 103,959,080     $  84,352,298
         ===========      ===========      ===========      ============      ============      ============      ============
           1,187,945          165,302          397,086         1,461,765         5,697,940         4,093,273         7,021,984
             598,308           37,347          105,551           326,418            17,442         1,319,471           928,883
          (3,835,460)        (601,250)        (768,603)       (4,308,345)       (7,276,871)       (7,827,208)      (10,418,541)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
          (2,049,207)        (398,601)        (265,966)       (2,520,162)       (1,561,489)       (2,414,464)       (2,467,674)
         ===========      ===========      ===========      ============      ============      ============      ============
             447,145           47,233          184,764            67,134           764,919           515,363           763,605
              35,415            7,146           37,221             8,570                --           305,813           141,655
            (225,587)         (80,154)        (155,054)          (74,113)         (218,009)         (370,495)         (581,190)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
             256,973          (25,775)          66,931             1,591           546,910           450,681           324,070
         ===========      ===========      ===========      ============      ============      ============      ============
             --               --               --               --                 658,465           663,380           412,267
                  25               26               26                25          --                 193,152            66,525
             --               --               --               --              (1,873,044)       (2,569,279)       (1,910,874)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
                  25               26               26                25        (1,214,579)       (1,712,747)       (1,432,082)
         ===========      ===========      ===========      ============      ============      ============      ============
                  95              103               95                93         4,633,690         6,553,632         4,449,745
                   2                3                2                 2          --                --                --
             --               --               --               --                 (11,078)             (765)             (381)
         -----------      -----------      -----------      ------------      ------------      ------------      ------------
                  97              106               97                95         4,622,612         6,552,867         4,449,364
         ===========      ===========      ===========      ============      ============      ============      ============


         INTERNATIONAL    TARGET
            GROWTH       MATURITY
             FUND        2002 FUND
         -------------   ---------
         $  63,903,896   $   73,978
             1,660,283      214,280
          (113,818,643)    (185,012)
         -------------   ----------
         $ (48,254,464)  $  103,246
         =============   ==========
         $     748,075        --
                77,717        --
              (601,881)       --
         -------------
         $     223,911        --
         =============
         $  11,954,520        --
               154,429        --
           (35,992,290)       --
         -------------
         $ (23,883,341)       --
         =============
         $  98,342,071        --
              --              --
               (11,966)       --
         -------------
         $  98,330,105        --
         =============
            6,194,312        6,932
              159,796       20,369
          (11,000,200)     (16,908)
         ------------    ---------
           (4,646,092)      10,393
         ============    =========
               73,488        --
                7,546        --
              (58,857)       --
         ------------
               22,177        --
         ============
            1,176,813        --
               14,891        --
           (3,522,063)       --
         ------------
           (2,330,359)       --
         ============
            9,500,237        --
              --             --
               (1,182)       --
         ------------
            9,499,055        --
         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY (CONTINUED)

                               SIERRA TRUST FUNDS

                        FOR THE YEAR ENDED JUNE 30, 1996

                                                        U.S.                            SHORT TERM       SHORT TERM
                                     GLOBAL          GOVERNMENT        CALIFORNIA          HIGH            GLOBAL
                                      MONEY             MONEY            MONEY           QUALITY         GOVERNMENT
                                      FUND              FUND              FUND          BOND FUND           FUND
                                  ------------      ------------      -----------      -----------      ------------
AMOUNT
 CLASS A:
   Sold.......................   $ 489,604,814     $ 472,714,088     $ 46,329,303     $ 45,305,421     $   6,434,828
   Issued as reinvestment
     of dividends.............       6,822,621         1,946,590        1,482,501        1,923,361         3,769,772
   Redeemed...................    (452,731,738)     (483,120,127)     (45,435,607)     (57,823,020)      (50,472,247)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....   $  43,695,697     $  (8,459,449)    $  2,376,197     $(10,594,238)    $ (40,267,647)
                                 =============     =============     ============     ============     =============
 CLASS B:
   Sold.......................   $     411,746     $     216,238     $    617,620     $  1,843,435     $     517,070
   Issued as reinvestment
     of dividends.............          10,385             2,681            1,524          130,535            65,051
   Redeemed...................        (240,792)         (229,940)        (550,706)      (1,491,690)         (310,725)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....   $     181,339     $     (11,021)    $     68,438     $    482,280     $     271,396
                                 =============     =============     ============     ============     =============
 CLASS S:
   Sold.......................   $  25,004,949     $  28,107,716     $    --          $ 17,113,179     $   2,340,079
   Issued as reinvestment
   of dividends...............         593,654             8,198              227          256,069           116,648
   Redeemed...                     (12,036,378)      (28,414,129)         --           (15,960,041)       (2,583,929)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....   $  13,562,225     $    (298,215)    $        227     $  1,409,207     $    (127,202)
                                 =============     =============     ============     ============     =============
SHARES
 CLASS A:
   Sold.......................    489,604,814        472,714,088       46,329,303       19,279,499         2,823,498
   Issued as reinvestment
   of dividends...............      6,822,621          1,946,590        1,482,501          820,274         1,650,964
   Redeemed...................   (452,731,738)      (483,120,127)     (45,435,607)     (24,720,148)      (22,088,752)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....     43,695,697         (8,459,449)       2,376,197       (4,620,375)      (17,614,290)
                                 =============     =============     ============     ============     =============
 CLASS B:
   Sold.......................        411,746            216,238         617,620           782,937           226,638
   Issued as reinvestment
   of dividends...............         10,385              2,681           1,524            55,691            28,488
   Redeemed...................       (240,792)          (229,940)       (550,706)         (637,527)         (136,155)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....        181,339            (11,021)         68,438           201,101           118,971
                                 =============     =============     ============     ============     =============
 CLASS S:
   Sold.......................     25,004,949         28,107,716          --             7,296,744         1,025,154
   Issued as reinvestment
   of dividends...............        593,654              8,198              227          109,688            51,009
   Redeemed...................    (12,036,378)       (28,414,129)         --            (6,864,612)       (1,128,546)
                                 -------------     -------------     ------------     ------------     -------------
   Net increase/(decrease)....     13,562,225           (298,215)             227          541,820           (52,383)
                                 =============     =============     ============     ============     =============

                                           U.S.            CORPORATE
                                        GOVERNMENT          INCOME
                                           FUND              FUND
                                       ------------      ------------
AMOUNT
 CLASS A:
   Sold.......................         $  91,110,162     $  47,008,825
   Issued as reinvestment
     of dividends.............            18,152,728        13,378,553
   Redeemed...................          (134,635,010)     (134,545,217)
                                       -------------     -------------
   Net increase/(decrease)....         $ (25,372,120)    $ (74,157,839)
                                       =============     =============
 CLASS B:
   Sold.......................         $  16,616,782     $  15,286,512
   Issued as reinvestment
     of dividends.............               696,997           661,629
   Redeemed...................            (3,609,667)       (5,519,358)
                                       -------------     -------------
   Net increase/(decrease)....         $  13,704,112     $  10,428,783
                                       =============     =============
 CLASS S:
   Sold.......................         $  30,599,063     $   9,973,109
   Issued as reinvestment
   of dividends...............               833,015           509,009
   Redeemed...                            (2,104,433)       (6,743,093)
                                       -------------     -------------
   Net increase/(decrease)....         $  29,327,645     $   3,739,025
                                       =============     =============
SHARES
 CLASS A:
   Sold.......................             9,500,727         4,439,689
   Issued as reinvestment
   of dividends...............             1,882,759         1,270,593
   Redeemed...................           (13,977,794)      (12,778,541)
                                       -------------     -------------
   Net increase/(decrease)....            (2,594,308)       (7,068,259)
                                       =============     =============
 CLASS B:
   Sold.......................             1,718,996         1,447,368
   Issued as reinvestment
   of dividends...............                72,444            63,015
   Redeemed...................              (377,363)         (527,389)
                                       -------------     -------------
   Net increase/(decrease)....             1,414,077           982,994
                                       =============     =============
 CLASS S:
   Sold.......................             3,217,067           944,929
   Issued as reinvestment
   of dividends...............                86,865            48,653
   Redeemed...................              (219,071)         (638,205)
                                       -------------     -------------
   Net increase/(decrease)....             3,084,861           355,377
                                       =============     =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            CALIFORNIA
                            FLORIDA          INSURED
         CALIFORNIA         INSURED        INTERMEDIATE       NATIONAL         GROWTH AND                          EMERGING
          MUNICIPAL        MUNICIPAL        MUNICIPAL         MUNICIPAL          INCOME           GROWTH            GROWTH
            FUND              FUND             FUND             FUND              FUND             FUND              FUND
        ------------      -----------      -----------      ------------      ------------     ------------      ------------
        $  34,069,875     $  5,527,723     $ 11,767,777     $  67,171,006     $130,758,528     $ 264,718,419     $ 386,925,069
           14,076,628          801,560        2,095,380         8,267,671       14,421,399        21,025,657         9,724,107
          (84,815,371)     (11,020,564)     (14,397,484)     (113,363,150)    (154,656,035)     (278,090,786)     (360,537,980)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
        $ (36,668,868)    $ (4,691,281)    $   (534,327)    $ (37,924,473)    $ (9,476,108)    $   7,653,290     $  36,111,196
         ============      ===========      ===========      ============     ============      ============      ============
        $  15,440,023     $  3,000,149     $ 10,742,428     $   3,192,343     $ 16,894,093     $  17,217,291     $  16,434,061
              454,106          135,115          526,187           163,852          928,373         1,658,263           663,089
           (2,444,054)      (1,086,270)      (2,696,224)       (1,337,597)      (2,232,982)       (1,965,299)       (2,420,701)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
        $  13,450,075     $  2,048,994     $  8,572,391     $   2,018,598     $ 15,589,484     $  16,910,255     $  14,676,449
         ============      ===========      ===========      ============     ============      ============      ============
        $    --           $    --          $    --          $    --           $ 27,192,294     $  36,970,622     $  31,956,992
                  550              500              495               554        1,868,391         3,938,760         1,144,027
             --                --               --               --            (16,956,222)      (15,892,141)       (7,517,410)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
        $         550     $        500     $        495     $         554     $ 12,104,463     $  25,017,241     $  25,583,609
         ============      ===========      ===========      ============     ============      ============      ============
            3,184,417          567,167        1,101,756         6,132,609        9,665,189        17,410,639        20,858,749
            1,312,377           82,376          195,402           753,398        1,108,522         1,490,125           547,529
           (7,935,718)      (1,132,188)      (1,346,623)      (10,348,331)     (11,315,736)      (18,359,717)      (19,340,963)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
           (3,438,924)        (482,645)         (49,465)       (3,462,324)        (542,025)          541,047         2,065,315
         ============      ===========      ===========      ============     ============      ============      ============
            1,438,143          307,542        1,002,766           290,339        1,245,754         1,139,184           884,594
               42,376           13,875           49,129            14,933           71,847           118,787            37,761
             (229,223)        (111,655)        (252,784)         (122,487)        (163,885)         (128,776)         (131,591)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
            1,251,296          209,762          799,111           182,785        1,153,716         1,129,195           790,764
         ============      ===========      ===========      ============     ============      ============      ============
             --                --               --               --              2,011,945         2,421,489         1,767,771
                   50               50               44                49          144,483           282,148            65,113
             --                --               --               --             (1,200,570)       (1,081,090)         (407,997)
         ------------      -----------      -----------      ------------     ------------      ------------      ------------
                   50               50               44                49          955,858         1,622,547         1,424,887
         ============      ===========      ===========      ============     ============      ============      ============


      INTERNATIONAL       TARGET
         GROWTH          MATURITY
          FUND           2002 FUND
      ------------      -----------
      $ 176,648,351     $  966,053
          4,387,392        116,033
       (164,202,302)      (546,208)
       ------------     ----------
      $  16,833,441     $  535,878
       ============     ==========
      $   2,649,861         --
            142,345         --
           (811,396)        --
       ------------
      $   1,980,810         --
       ============
      $  28,886,599         --
            881,574         --
         (3,473,851)        --
       ------------
      $  26,294,322         --
       ============
         17,342,075         88,006
            442,357         10,379
        (16,086,838)       (50,572)
       ------------     ----------
          1,697,594         47,813
       ============     ==========
            260,653         --
             14,437         --
            (80,125)        --
       ------------
            194,965         --
       ============
          2,856,688         --
             89,685         --
           (342,566)        --
       ------------
          2,603,807         --
       ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CASH FLOWS

                              U.S. GOVERNMENT FUND

                 SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

Cash used for financing activities:
  Proceeds from capital shares sold..........................................  $   115,019,747
  Payments on capital shares redeemed........................................     (170,064,989)
                                                                               ---------------
  Cash used for capital share transactions...................................      (55,045,242)
  Dividends and distributions paid in cash...................................       (4,695,331)
  Net payments on dollar roll transactions...................................      (66,540,871)
  Interest paid on reverse repurchase agreements.............................          (27,078)
                                                                               ---------------
                                                                                                   $(126,308,522)
Cash provided by operations:
  Purchases of long-term portfolio securities................................   (1,718,502,334)
  Net proceeds from sales of short-term investments..........................       14,294,066
  Proceeds from sales of long-term portfolio securities......................    1,816,541,907
  Net payments for futures transactions......................................       (2,908,802)
  Variation margin for futures transactions..................................        1,048,755
  Premiums received for written options......................................          171,953
                                                                               ---------------
                                                                                   110,645,545
                                                                               ---------------
  Net investment income......................................................       16,383,736
  Net change in receivables/payables related to operations...................         (681,549)
                                                                               ---------------
                                                                                    15,702,187
                                                                               ---------------
                                                                                                     126,347,732
                                                                                                   -------------
  Net increase in cash.......................................................                             39,210
  Cash at beginning of period................................................                            308,636
                                                                                                   -------------
  Cash at end of period......................................................                      $     347,846
                                                                                                   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             CORPORATE INCOME FUND

                 SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

Cash used for financing activities:
  Proceeds from capital shares sold.............................................  $ 42,169,637
  Payments on capital shares redeemed...........................................   (87,843,594)
                                                                                  ------------
  Cash used for capital share transactions......................................   (45,673,957)
  Dividends and distributions paid in cash......................................    (5,432,598)
  Net payments on dollar roll transactions......................................   (36,161,169)
                                                                                  ------------
                                                                                                   $(87,267,724)
Cash provided by operations:
  Purchases of long-term portfolio securities...................................    (5,658,749)
  Net purchases of short-term investments.......................................    (5,837,389)
  Proceeds from sales of long-term portfolio securities.........................    86,295,370
                                                                                  ------------
                                                                                    74,799,232
                                                                                  ------------
  Net investment income.........................................................    11,696,596
  Net change in receivables/payables related to operations......................       785,646
                                                                                  ------------
                                                                                    12,482,242
                                                                                  ------------
                                                                                                     87,281,474
                                                                                                   ------------
Net increase in cash............................................................                         13,750
Cash at beginning of period.....................................................                              0
                                                                                                   ------------
Cash at end of period...........................................................                   $     13,750
                                                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                               GLOBAL MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                CLASS A SHARES
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED            YEAR          YEAR          YEAR          YEAR          YEAR
                                               12/31/96           ENDED         ENDED         ENDED         ENDED         ENDED
                                              (UNAUDITED)       06/30/96      06/30/95      06/30/94      06/30/93      06/30/92
                                              -----------       ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period........   $    1.00        $   1.00      $   1.00       $  1.00       $  1.00       $  1.00
                                                --------         -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................       0.024           0.051         0.049         0.030         0.031         0.048
                                                --------         -------       -------       -------       -------       -------
Total from investment operations............       0.024           0.051         0.049         0.030         0.031         0.048
LESS DISTRIBUTIONS:
Dividends from net investment income........      (0.024)         (0.051)       (0.049)       (0.030)       (0.031)       (0.048)
                                                --------         -------       -------       -------       -------       -------
Total distributions.........................      (0.024)         (0.051)       (0.049)       (0.030)       (0.031)       (0.048)
                                                --------         -------       -------       -------       -------       -------
Realized gain on investments distributed to
  shareholders..............................          --          (0.000) #     (0.000) #     (0.000)#          --            --
                                                --------         -------       -------       -------       -------       -------
Net asset value, end of period..............   $    1.00        $   1.00      $   1.00       $  1.00       $  1.00       $  1.00
                                                ========         =======       =======       =======       =======       =======
TOTAL RETURN+                                      2.45%           5.22%         5.06%         3.04%         3.17%         4.95%
                                                ========         =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........   $ 117,526        $153,786      $110,012       $53,973       $48,283       $71,492
Ratio of operating expenses to average net
  assets....................................       0.65%**         0.65%         0.54%         0.45%         0.41%         0.42%
Ratio of net investment income to average
  net assets................................       4.81%**         5.04%         5.08%         2.99%         3.15%         4.90%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian..................       0.65%**(a)      0.65% (a)       N/A           N/A           N/A           N/A
Ratio of operating expenses to average net
  assets without fee waivers, expenses
  absorbed and/or fees reduced by credits
  allowed by the custodian..................       1.10%**(a)      1.15% (a)     1.18%         1.35%         1.32%         1.34%
Net investment income per share without fee
  waivers, expenses absorbed and/or fees
  reduced by credits allowed by the
  custodian.................................   $   0.022        $  0.046      $  0.043       $ 0.021       $ 0.022       $ 0.039

---------------------

 ** Annualized.
  + Total return represents aggregate total return for the periods indicated.
    The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
 # Amount represents less than $0.001 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                               GLOBAL MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS B SHARES                          CLASS S SHARES               CLASS I SHARES
                                   ------------------------------------    ------------------------------------    --------------
                                   SIX MONTHS                              SIX MONTHS                                  PERIOD
                                      ENDED         YEAR        YEAR          ENDED         YEAR        YEAR           ENDED
                                    12/31/96       ENDED        ENDED       12/31/96       ENDED        ENDED         12/31/96
                                   (UNAUDITED)    06/30/96    06/30/95*    (UNAUDITED)    06/30/96    06/30/95*     (UNAUDITED)*
                                   -----------    --------    ---------    -----------    --------    ---------    --------------
Net asset value, beginning of
  period.........................    $  1.00      $  1.00      $  1.00       $  1.00      $  1.00      $  1.00        $   1.00
                                     -------      -------      -------       -------      -------      -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............      0.021        0.043        0.042         0.021        0.043        0.042           0.022
                                     -------      -------      -------       -------      -------      -------         -------
Total from investment
  operations.....................      0.021        0.043        0.042         0.021        0.043        0.042           0.022
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................     (0.021)      (0.043)      (0.042)       (0.021)      (0.043)      (0.042)         (0.022)
                                     -------      -------      -------       -------      -------      -------         -------
Total distributions..............     (0.021)      (0.043)      (0.042)       (0.021)      (0.043)      (0.042)         (0.022)
                                     -------      -------      -------       -------      -------      -------         -------
Realized gain on investments
  distributed to shareholders....         --       (0.000) #    (0.000)#          --       (0.000) #    (0.000)#            --
                                     -------      -------      -------       -------      -------      -------         -------
Net asset value, end of period...    $  1.00      $  1.00      $  1.00       $  1.00      $  1.00      $  1.00        $   1.00
                                     =======      =======      =======       =======      =======      =======         =======
TOTAL RETURN+                          2.07%        4.40%        4.29%         2.07%        4.40%        4.29%           2.24%
                                     =======      =======      =======       =======      =======      =======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................    $   732      $   422      $   241       $ 7,819      $20,848      $ 7,399        $ 48,758
Ratio of operating expenses to
  average net assets.............      1.40%**      1.40%        1.29%         1.40%**      1.40%        1.29%           0.40%**
Ratio of net investment income to
  average net assets.............      4.06%**      4.29%        4.33%         4.06%**      4.29%        4.33%           5.06%**
Ratio of operating expenses to
  average net assests without
  fees reduced by credits allowed
  by the custodian...............      1.40%**(a)   1.40% (a)      N/A         1.40%**(a)   1.40% (a)      N/A           0.40%**(a)
Ratio of operating expenses to
  average net assests without fee
  waivers, expenses absorbed
  and/or fees reduced by credits
  allowed by the custodian.......      1.85%**(a)   1.90% (a)    1.93%         1.85%**(a)   1.90% (a)    1.93%           0.85%**(a)
Net investment income per share
  without fee waivers, expenses
  absorbed and/or fees reduced by
  credits allowed by the
  custodian......................    $ 0.019      $ 0.038      $ 0.036       $ 0.019      $ 0.038      $ 0.036        $  0.020

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been paid indirectly by the custodian.
   # Amount represents less than $0.001 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           U.S. GOVERNMENT MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                CLASS A SHARES
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED            YEAR          YEAR          YEAR          YEAR          YEAR
                                               12/31/96           ENDED         ENDED         ENDED         ENDED         ENDED
                                              (UNAUDITED)       06/30/96      06/30/95      06/30/94      06/30/93      06/30/92
                                              -----------       ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period........    $  1.00          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               --------          -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................      0.023            0.047         0.046         0.027         0.027         0.042
                                               --------          -------       -------       -------       -------       -------
Total from investment operations............      0.023            0.047         0.046         0.027         0.027         0.042
LESS DISTRIBUTIONS:
Dividends from net investment income........     (0.023)          (0.047)       (0.046)       (0.027)       (0.027)       (0.042)
                                               --------          -------       -------       -------       -------       -------
Total distributions.........................     (0.023)          (0.047)       (0.046)       (0.027)       (0.027)       (0.042)
                                               --------          -------       -------       -------       -------       -------
Realized gain on investments distributed to
  shareholders..............................         --               --            --            --            --         0.002
                                               --------          -------       -------       -------       -------       -------
Net asset value, end of period..............    $  1.00          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ========          =======       =======       =======       =======       =======
TOTAL RETURN+                                     2.29%            4.81%         4.67%         2.67%         2.70%         4.45%
                                               ========          =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........    $32,553          $39,031       $47,492       $30,180       $36,802       $44,233
Ratio of operating expenses to average net
  assets....................................      0.85%**          0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of net investment income to average
  net assets................................      4.51%**          4.70%         4.63%         2.68%         2.69%         4.43%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian..................      0.85%**(a)       0.85%(a)        N/A           N/A           N/A           N/A
Ratio of operating expenses to average net
  assets without fee waivers and/or fees
  reduced by credits allowed by the
  custodian.................................      1.15%**(a)       1.22%(a)      1.25%         1.32%         1.34%         1.35%
Net investment income per share without fee
  waivers and/or fees reduced by credits
  allowed by the custodian..................    $ 0.021          $ 0.043       $ 0.042       $ 0.022       $ 0.022       $ 0.037

---------------------

 ** Annualized.
  + Total return represents aggregate total return for the periods indicated.
    The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           U.S. GOVERNMENT MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 CLASS B SHARES                        CLASS S SHARES              CLASS I SHARES
                                       ----------------------------------    ----------------------------------    --------------
                                       SIX MONTHS                            SIX MONTHS                                PERIOD
                                         ENDED         YEAR        YEAR        ENDED         YEAR        YEAR          ENDED
                                        12/31/96      ENDED       ENDED       12/31/96      ENDED       ENDED         12/31/96
                                       (UNAUDITED)   06/30/96    06/30/95*   (UNAUDITED)   06/30/96    06/30/95*    (UNAUDITED)*
                                       ----------    --------    --------    ----------    --------    --------    --------------
Net asset value, beginning of
  period.............................    $ 1.00       $ 1.00      $ 1.00       $ 1.00       $ 1.00      $ 1.00         $ 1.00
                                        -------      -------     -------      -------      -------      ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................     0.019        0.040       0.038        0.019        0.040       0.038          0.021
                                        -------      -------     -------      -------      -------      ------        -------
Total from investment operations.....     0.019        0.040       0.038        0.019        0.040       0.038          0.021
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................    (0.019)      (0.040)     (0.038)      (0.019)      (0.040)     (0.038)        (0.021)
                                        -------      -------     -------      -------      -------      ------        -------
Total distributions..................    (0.019)      (0.040)     (0.038)      (0.019)      (0.040)     (0.038)        (0.021)
                                        -------      -------     -------      -------      -------      ------        -------
Net asset value, end of period.......    $ 1.00       $ 1.00      $ 1.00       $ 1.00       $ 1.00      $ 1.00         $ 1.00
                                        =======      =======     =======      =======      =======      ======        =======
TOTAL RETURN+                             1.90%        4.02%       3.91%        1.90%        4.02%       3.91%          2.11%
                                        =======      =======     =======      =======      =======      ======        =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................    $1,252       $  112      $  123       $  295       $  439      $  737         $    1
Ratio of operating expenses to
  average net assets.................     1.60%**      1.60%       1.60%        1.60%**      1.60%       1.60%          0.60%**
Ratio of net investment income to
  average net assets.................     3.76%**      3.95%       3.88%        3.76%**      3.95%       3.88%          4.76%**
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by the
  custodian..........................     1.60%**(a)   1.60%(a)      N/A        1.60%**(a)   1.60%(a)      N/A          0.60%**(a)
Ratio of operating expenses to
  average net assets without fee
  waivers and/or fees reduced by
  credits allowed by the custodian...     1.90%**(a)   1.97%(a)    2.00%        1.90%**(a)   1.97%(a)    2.00%          0.90%**(a)
Net investment income per share
  without fee waivers and/or fees
  reduced by credits allowed by the
  custodian..........................    $0.017       $0.036      $0.034       $0.017       $0.036      $0.034         $0.019

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             CALIFORNIA MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                 CLASS A SHARES
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                 12/31/96         ENDED         ENDED         ENDED         ENDED         ENDED
                                                (UNAUDITED)     06/30/96      06/30/95      06/30/94      06/30/93      06/30/92
                                                -----------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period..........    $  1.00        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                 --------        -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................      0.014          0.029         0.028         0.018         0.021         0.033
                                                 --------        -------       -------       -------       -------       -------
Total from investment operations..............      0.014          0.029         0.028         0.018         0.021         0.033
LESS DISTRIBUTIONS:
Dividends from net investment income..........     (0.014)        (0.029)       (0.028)       (0.018)       (0.021)       (0.033)
                                                 --------        -------       -------       -------       -------       -------
Total distributions...........................     (0.014)        (0.029)       (0.028)       (0.018)       (0.021)       (0.033)
                                                 --------        -------       -------       -------       -------       -------
Net asset value, end of period................    $  1.00        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                 ========        =======       =======       =======       =======       =======
TOTAL RETURN+                                       1.37%          3.00%         2.79%         1.81%         2.07%         3.35%
                                                 ========        =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)..........    $46,803        $51,211       $48,836       $62,500       $68,404       $94,607
Ratio of operating expenses to average net
  assets......................................      0.85%**        0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of net investment income to average net
  assets......................................      2.68%**        2.94%         2.73%         1.80%         2.06%         3.31%
Ratio of operating expenses to average net
  assets without fee waivers..................      1.13%**        1.14%         1.15%         1.27%         1.29%         1.28%
Net investment income per share without fee
  waivers.....................................    $ 0.013        $ 0.026       $ 0.025       $ 0.014       $ 0.016       $ 0.029

---------------------

** Annualized.
 + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             CALIFORNIA MONEY FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS B SHARES                          CLASS S SHARES               CLASS I SHARES
                                   ------------------------------------    ------------------------------------    --------------
                                   SIX MONTHS                              SIX MONTHS                                  PERIOD
                                      ENDED         YEAR        YEAR          ENDED         YEAR        YEAR           ENDED
                                    12/31/96       ENDED        ENDED       12/31/96       ENDED        ENDED         12/31/96
                                   (UNAUDITED)    06/30/96    06/30/95*    (UNAUDITED)    06/30/96    06/30/95*     (UNAUDITED)*
                                   -----------    --------    ---------    -----------    --------    ---------    --------------
Net asset value, beginning of
  period.........................    $  1.00      $  1.00      $  1.00       $  1.00      $  1.00      $  1.00        $   1.00
                                     -------      -------      -------       -------      -------      -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............      0.010        0.022        0.020         0.010        0.022        0.020           0.013
                                     -------      -------      -------       -------      -------      -------         -------
Total from investment
  operations.....................      0.010        0.022        0.020         0.010        0.022        0.020           0.013
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................     (0.010)      (0.022)      (0.020)       (0.010)      (0.022)      (0.020)         (0.013)
                                     -------      -------      -------       -------      -------      -------         -------
Total distributions..............     (0.010)      (0.022)      (0.020)       (0.010)      (0.022)      (0.020)         (0.013)
                                     -------      -------      -------       -------      -------      -------         -------
Net asset value, end of period...    $  1.00      $  1.00      $  1.00       $  1.00      $  1.00      $  1.00        $   1.00
                                   ===========    ========    =========    ===========    ========    =========    =============
TOTAL RETURN+                          0.97%        2.22%        2.04%         0.97%        2.22%        2.04%           1.33%
                                   ===========    ========    =========    ===========    ========    =========    =============
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................    $    65      $   147      $    79       $    11      $    10      $    10        $      1
Ratio of operating expenses to
  average net assets.............      1.60%**      1.60%        1.60%         1.60%**      1.60%        1.60%           0.60%**
Ratio of net investment income to
  average net assets.............      1.93%**      2.19%        1.98%         1.93%**      2.19%        1.98%           2.93%**
Ratio of operating expenses to
  average net assets without fee
  waivers........................      1.88%**      1.89%        1.90%         1.88%**      1.89%        1.90%           0.88%**
Net investment income per share
  without fee waivers............    $ 0.009      $ 0.019      $ 0.017       $ 0.009      $ 0.019      $ 0.017        $  0.012

---------------------

* On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
** Annualized.
+ Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                       SHORT TERM HIGH QUALITY BOND FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                               CLASS A SHARES
                                                                           ------------------------------------------------------
                                                                           SIX MONTHS
                                                                              ENDED           YEAR          YEAR         PERIOD
                                                                            12/31/96         ENDED          ENDED         ENDED
                                                                           (UNAUDITED)     06/30/96++     06/30/95      06/30/94*
                                                                           -----------     ----------     ---------     ---------
Net asset value, beginning of period.....................................    $  2.32        $   2.35       $  2.39      $   2.50
                                                                             -------         -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................................       0.07            0.15          0.08          0.09
Net realized and unrealized gain/(loss) on investments...................       0.01           (0.03)         0.02         (0.11)
                                                                             -------         -------       -------       -------
Total from investment operations.........................................       0.08            0.12          0.10         (0.02)
LESS DISTRIBUTIONS:
Dividends from net investment income.....................................      (0.07)          (0.15)        (0.08)        (0.09)
Distributions in excess of net investment income.........................         --              --         (0.06)           --
Distributions from capital (Note 2)......................................         --           (0.00)#       (0.00)#          --
                                                                             -------         -------       -------       -------
Total distributions......................................................      (0.07)          (0.15)        (0.14)        (0.09)
                                                                             -------         -------       -------       -------
Net asset value, end of period...........................................    $  2.33        $   2.32       $  2.35      $   2.39
                                                                             =======         =======       =======       =======
TOTAL RETURN+                                                                  3.52%           5.05%         4.42%        (0.73)%
                                                                             =======         =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................................    $20,042        $ 32,440       $43,811      $ 21,771
Ratio of operating expenses to average net assets........................      0.75%**         0.75%         0.75%         0.00% **
Ratio of net investment income to average net assets.....................      6.54%**         6.22%         6.10%         5.70% **
Portfolio turnover rate..................................................        33%            225%          137%           95%
Ratio of operating expenses to average net assets without fees reduced by
  credits allowed by the custodian.......................................      0.75%**(a)      0.75%(a)        N/A           N/A
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or fees reduced by credits allowed by the
  custodian..............................................................      1.38%**(a)      1.42%(a)      1.39%         1.61% **
Net investment income per share without fee waivers, expenses absorbed
  and/or fees reduced by credits allowed by the custodian................    $  0.06        $   0.13       $  0.07      $   0.06

---------------------

   * The Fund commenced operations on November 1, 1993.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                       SHORT TERM HIGH QUALITY BOND FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          CLASS B SHARES                            CLASS S SHARES                 CLASS I SHARES
                               -------------------------------------    ---------------------------------------    --------------
                               SIX MONTHS                               SIX MONTHS                                     PERIOD
                                  ENDED         YEAR         YEAR          ENDED          YEAR          YEAR           ENDED
                                12/31/96       ENDED        ENDED        12/31/96        ENDED         ENDED          12/31/96
                               (UNAUDITED)    06/30/96++  06/30/95*     (UNAUDITED)    06/30/96++    06/30/95*      (UNAUDITED)*
                               -----------    --------    ----------    -----------    ----------    ----------    --------------
Net asset value, beginning of
  period.....................    $  2.32      $  2.35      $   2.39       $  2.32        $ 2.35        $ 2.39          $ 2.32
                                 -------      -------       -------       -------       -------        ------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........       0.06         0.13          0.06          0.06          0.13          0.06            0.06
Net realized and unrealized
  gain/(loss) on
  investments................       0.01        (0.03)         0.02          0.01         (0.03)         0.02            0.01
                                 -------      -------       -------       -------       -------        ------         -------
Total from investment
  operations.................       0.07         0.10          0.08          0.07          0.10          0.08            0.07
LESS DISTRIBUTIONS:
Dividends from net investment
  income.....................      (0.06)       (0.13)        (0.06)        (0.06)        (0.13)        (0.06)          (0.06)
Distributions in excess of
  net investment income......         --           --         (0.06)           --            --         (0.06)             --
Distributions from capital
  (Note 2)...................         --        (0.00) #      (0.00)#          --         (0.00)#       (0.00)#            --
                                 -------      -------       -------       -------       -------        ------         -------
Total distributions..........      (0.06)       (0.13)        (0.12)        (0.06)        (0.13)        (0.12)          (0.06)
                                 -------      -------       -------       -------       -------        ------         -------
Net asset value, end of
  period.....................    $  2.33      $  2.32      $   2.35       $  2.33        $ 2.32        $ 2.35          $ 2.33
                                 =======      =======       =======       =======       =======        ======         =======
TOTAL RETURN+                      3.14%        4.27%         3.64%         3.14%         4.27%         3.64%           3.19%
                                 =======      =======       =======       =======       =======        ======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................    $ 3,274      $ 3,437      $  3,015       $ 1,235        $3,531        $2,303          $7,649
Ratio of operating expenses
  to average net assets......      1.50%**      1.50%         1.50%         1.50%**       1.50%         1.50%           0.50%**
Ratio of net investment
  income to average net
  assets.....................      5.79%**      5.47%         5.35%         5.79%**       5.47%         5.35%           6.79%**
Portfolio turnover rate......        33%         225%          137%           33%          225%          137%             33%
Ratio of operating expenses
  to average net assets
  without fees reduced by
  credits allowed by the
  custodian..................      1.50%**(a)   1.50% (a)       N/A         1.50%**(a)    1.50%(a)        N/A           0.50%**(a)
Ratio of operating expenses
  to average net assets
  without fee waivers,
  expenses absorbed and/or
  fees reduced by credits
  allowed by the
  custodian..................      2.13%**(a)   2.17% (a)     2.14%         2.13%**(a)    2.17%(a)      2.14%           1.13%**(a)
Net investment income per
  share without fee waivers,
  expenses absorbed and/or
  fees reduced by credits
  allowed by the custodian...    $  0.05      $  0.11      $   0.05       $  0.05        $ 0.11        $ 0.05          $ 0.05

---------------------

*     On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
++    Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
#     Amount represents less than $0.01 per share.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
      See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                       SHORT TERM GLOBAL GOVERNMENT FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                           CLASS A SHARES
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED            YEAR          YEAR         YEAR         YEAR        PERIOD
                                            12/31/96          ENDED         ENDED        ENDED        ENDED         ENDED
                                          (UNAUDITED)++     06/30/96++     06/30/95     06/30/94     06/30/93     06/30/92*
                                          -------------     ----------     --------     --------     --------     ---------
Net asset value, beginning of period....     $  2.29         $   2.24      $   2.34     $   2.48     $   2.56     $   2.50
                                             -------          -------       -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................        0.07             0.15          0.17         0.17         0.19         0.07
Net realized and unrealized gain/(loss)
  on investments........................        0.07             0.07         (0.12)       (0.14)       (0.04)        0.07
                                             -------          -------       -------      -------      -------      -------
Total from investment operations........        0.14             0.22          0.05         0.03         0.15         0.14
LESS DISTRIBUTIONS:
Dividends from net investment income....       (0.11)           (0.16)        (0.02)       (0.13)       (0.20)       (0.08)
Distributions in excess of net
  investment income.....................          --            (0.01)        (0.00)#      (0.03)          --           --
Distributions in excess of net realized
  gains.................................          --               --         (0.01)       (0.01)       (0.03)          --
Distributions from capital (Note 2).....          --               --         (0.12)       (0.00)#         --           --
                                             -------          -------       -------      -------      -------      -------
Total distributions.....................       (0.11)           (0.17)        (0.15)       (0.17)       (0.23)       (0.08)
                                             -------          -------       -------      -------      -------      -------
Net asset value, end of period..........     $  2.32         $   2.29      $   2.24     $   2.34     $   2.48     $   2.56
                                             =======          =======       =======      =======      =======      =======
TOTAL RETURN+                                  6.31%           10.16%         2.10%        1.10%        6.03%        5.34%
                                             =======          =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....     $54,394         $ 65,726      $103,986     $220,824     $215,348     $106,609
Ratio of operating expenses to average
  net assets............................       0.85%**          0.85%         0.85%        0.85%        0.73%        0.41% **
Ratio of net investment income to
  average net assets....................       6.40%**          6.75%         7.22%        6.87%        7.67%        8.65% **
Portfolio turnover rate.................         32%              87%          217%         222%         294%          81%
Ratio of operating expenses to average
  net assets without fees reduced by
  credits allowed by the custodian......       0.85%**(a)       0.85%(a)        N/A          N/A          N/A          N/A
Ratio of operating expenses to average
  net assets without fee waivers,
  expenses absorbed and/or fees reduced
  by credits allowed by the custodian...       1.48%**(a)       1.47%(a)      1.44%        1.52%        1.55%        1.92% **
Net investment income per share without
  fee waivers, expense absorbed and/or
  fees reduced by credits allowed by the
  custodian.............................     $  0.07         $   0.14      $   0.16     $   0.16     $   0.17     $   0.06

---------------------

   * The Fund commenced operations on February 11, 1992.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                       SHORT TERM GLOBAL GOVERNMENT FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        CLASS B SHARES                              CLASS S SHARES                 CLASS I SHARES
                           ----------------------------------------    ----------------------------------------    --------------
                            SIX MONTHS                                  SIX MONTHS                                     PERIOD
                               ENDED           YEAR         YEAR           ENDED           YEAR         YEAR           ENDED
                             12/31/96         ENDED         ENDED        12/31/96         ENDED         ENDED         12/31/96
                           (UNAUDITED)++    06/30/96++    06/30/95*    (UNAUDITED)++    06/30/96++    06/30/95*    (UNAUDITED)*++
                           -------------    ----------    ---------    -------------    ----------    ---------    --------------
Net asset value,
  beginning of period....     $  2.29         $ 2.24       $  2.34        $  2.29         $ 2.24       $  2.34         $ 2.29
                                -----          -----         -----          -----          -----         -----          -----
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....        0.06           0.13          0.15           0.06           0.13          0.15           0.07
Net realized and
  unrealized gain/(loss)
  on investments.........        0.07           0.07         (0.12)          0.07           0.07         (0.12)          0.07
                                -----          -----         -----          -----          -----         -----          -----
Total from investment
  operations.............        0.13           0.20          0.03           0.13           0.20          0.03           0.14
LESS DISTRIBUTIONS:
Dividends from net
  investment income......       (0.10)         (0.14)        (0.00)#        (0.10)         (0.14)        (0.00)#        (0.11)
Distributions in excess
  of net investment
  income.................      --              (0.01)        (0.00)#       --              (0.01)        (0.00)#       --
Distributions in excess
  of net realized
  gains..................      --              --            (0.01)        --              --            (0.01)        --
Distributions from
  capital (Note 2).......      --              --            (0.12)        --              --            (0.12)        --
                                -----          -----         -----          -----          -----         -----          -----
Total distributions......       (0.10)         (0.15)        (0.13)         (0.10)         (0.15)        (0.13)         (0.11)
                                -----          -----         -----          -----          -----         -----          -----
Net asset value, end of
  period.................     $  2.32         $ 2.29       $  2.24        $  2.32         $ 2.29       $  2.24         $ 2.32
                                =====          =====         =====          =====          =====         =====          =====
TOTAL RETURN+                   5.91%          9.33%         1.33%          5.91%          9.33%         1.33%          5.97%
                                =====          =====         =====          =====          =====         =====          =====
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in 000's).............     $ 2,059         $1,594       $ 1,297        $   527         $2,211       $ 2,286         $3,976
Ratio of operating
  expenses to average net
  assets.................       1.60%**        1.60%         1.60%          1.60%**        1.60%         1.60%          0.60%**
Ratio of net investment
  income to average net
  assets.................       5.65%**        6.00%         6.47%          5.65%**        6.00%         6.47%          6.65%**
Portfolio turnover
  rate...................         32%            87%          217%            32%            87%          217%            32%
Ratio of operating
  expenses to average net
  assets without fees
  reduced by credits
  allowed by the
  custodian..............       1.60%**(a)     1.60%(a)        N/A          1.60%**(a)     1.60%(a)        N/A          0.60%**(a)
Ratio of operating
  expenses to average net
  assets without fee
  waivers and/or fees
  reduced by credits
  allowed by the
  custodian..............       2.23%**(a)     2.22%(a)      2.19%          2.23%**(a)     2.22%(a)      2.19%          1.23%**(a)
Net investment income per
  share without fee
  waivers and/or fees
  reduced by credits
  allowed by the
  custodian..............     $  0.06         $ 0.12       $  0.14        $  0.06         $ 0.12       $  0.14         $ 0.07

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                              U.S. GOVERNMENT FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED          YEAR        YEAR        YEAR        YEAR        YEAR
                                                          12/31/96        ENDED       ENDED       ENDED       ENDED       ENDED
                                                        (UNAUDITED)++    06/30/96    06/30/95    06/30/94    06/30/93    06/30/92
                                                        -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period...................   $    9.41      $   9.67    $   9.45    $  10.65    $  10.52    $  10.04
                                                            -------       -------     -------     -------     -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................        0.33          0.67        0.70        0.75        0.74        0.84
Net realized and unrealized gain/(loss) on
  investments..........................................        0.15         (0.26)       0.22       (1.21)       0.16        0.49
                                                            -------       -------     -------     -------     -------      ------
Total from investment operations.......................        0.48          0.41        0.92       (0.46)       0.90        1.33
LESS DISTRIBUTIONS:
Dividends from net investment income...................       (0.32)        (0.67)      (0.70)      (0.64)      (0.74)      (0.84)
Distributions in excess of net realized gains..........          --            --          --       (0.10)         --          --
Distributions from capital (Note 2)....................          --            --          --          --       (0.03)      (0.01)
                                                            -------       -------     -------     -------     -------      ------
Total distributions....................................       (0.32)        (0.67)      (0.70)      (0.74)      (0.77)      (0.85)
                                                            -------       -------     -------     -------     -------      ------
Net asset value, end of period.........................   $    9.57      $   9.41    $   9.67    $   9.45    $  10.65    $  10.52
                                                            =======       =======     =======     =======     =======      ======
TOTAL RETURN+                                                 5.22%         4.34%      10.17%     (4.59)%       8.87%      13.74%
                                                            =======       =======     =======     =======     =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................   $ 321,916      $423,282    $459,968    $666,566    $842,277    $504,776
Ratio of operating expenses to average net assets......       1.05%**       0.70%       0.95%       1.05%       0.91%       0.72%
Ratio of net investment income to average net assets...       7.00%**       7.34%       7.58%       7.26%       6.98%       7.67%
Portfolio turnover rate................................        370%          356%        226%         27%         67%         35%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian............................................       1.05%**(a)    0.71%(a)      N/A         N/A         N/A         N/A
Ratio of operating expenses to average net assets
  without fee waivers, expenses absorbed and/or fees
  reduced by credits allowed by the custodian..........       1.30%**(a)    1.45%(a)    1.59%       1.34%       1.34%       1.39%
Ratio of operating expenses to average net assets
  including interest expense...........................       1.06%**       0.82%       1.22%       1.06%       0.91%       0.72%
Net investment income per share without fee waivers,
  expenses absorbed and/or fees reduced by credits
  allowed by the custodian.............................   $    0.32      $   0.62    $   0.66    $   0.72    $   0.70    $   0.77

---------------------

**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
++    Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
      See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                              U.S. GOVERNMENT FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           CLASS B SHARES                            CLASS S SHARES                CLASS I SHARES
                               --------------------------------------    --------------------------------------    --------------
                                SIX MONTHS                                SIX MONTHS                                   PERIOD
                                   ENDED          YEAR        YEAR           ENDED          YEAR        YEAR           ENDED
                                 12/31/96        ENDED        ENDED        12/31/96        ENDED        ENDED         12/31/96
                               (UNAUDITED)++    06/30/96    06/30/95*    (UNAUDITED)++    06/30/96    06/30/95*    (UNAUDITED)*++
                               -------------    --------    ---------    -------------    --------    ---------    --------------
Net asset value, beginning of
  period......................    $  9.41       $  9.67      $  9.45        $  9.41       $  9.67      $  9.45        $   9.35
                                  -------       -------      -------        -------       -------       ------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income.........       0.30          0.60         0.63           0.30          0.60         0.63            0.30
Net realized and unrealized
  gain/(loss) on
  investments.................       0.15         (0.26)        0.22           0.15         (0.26)        0.22            0.21
                                  -------       -------      -------        -------       -------       ------         -------
Total from investment
  operations..................       0.45          0.34         0.85           0.45          0.34         0.85            0.51
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................      (0.29)        (0.60)       (0.63)         (0.29)        (0.60)       (0.63)          (0.29)
                                  -------       -------      -------        -------       -------       ------         -------
Total distributions...........      (0.29)        (0.60)       (0.63)         (0.29)        (0.60)       (0.63)          (0.29)
                                  -------       -------      -------        -------       -------       ------         -------
Net asset value, end of
  period......................    $  9.57       $  9.41      $  9.67        $  9.57       $  9.41      $  9.67        $   9.57
                                  =======       =======      =======        =======       =======       ======         =======
TOTAL RETURN+                       4.83%         3.56%        9.36%          4.83%         3.56%        9.36%           5.54%
                                  =======       =======      =======        =======       =======       ======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)......................    $22,552       $23,668      $10,646        $12,044       $35,667      $ 6,839        $ 88,935
Ratio of operating expenses to
  average net assets..........      1.80%**       1.45%        1.70%          1.80%**       1.45%        1.70%           0.80%**
Ratio of net investment income
  to average net
  assets......................      6.25%**       6.59%        6.83%          6.25%**       6.59%        6.83%           7.25%**
Portfolio turnover rate.......       370%          356%         226%           370%          356%         226%            370%
Ratio of operating expenses to
  average net assets without
  fees reduced by credits
  allowed by the custodian....      1.80%**(a)    1.46% (a)      N/A          1.80%**(a)    1.46% (a)      N/A           0.80%**(a)
Ratio of operating expenses to
  average net assets
  without fee waivers, expenses
  absorbed and/or fees reduced
  by credits allowed by the
  custodian............             2.05%**(a)    2.20% (a)    2.34%          2.05%**(a)    2.20% (a)    2.34%           1.05%**(a)
Ratio of operating expenses to
  average net assets including
  interest expense............      1.81%**       1.57%        1.97%          1.81%**       1.57%        1.97%           0.81%**
Net investment income per
  share without fee waivers,
  expenses absorbed and/or
  fees reduced by credits
  allowed by the custodian....    $  0.29       $  0.55      $  0.59        $  0.29       $  0.55      $  0.59        $   0.29

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             CORPORATE INCOME FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                      CLASS A SHARES
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED         YEAR        YEAR        YEAR        YEAR        YEAR
                                                           12/31/96       ENDED       ENDED       ENDED       ENDED       ENDED
                                                          (UNAUDITED)    06/30/96    06/30/95    06/30/94    06/30/93    06/30/92
                                                          -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period....................   $   10.16     $  10.52    $   9.87    $  11.33    $  10.52    $   9.87
                                                             -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.38         0.76        0.68        0.80        0.84        0.91
Net realized and unrealized gain/(loss) on
  investments...........................................        0.24        (0.36)       0.78       (1.35)       0.84        0.64
                                                             -------      -------     -------     -------     -------     -------
Total from investment operations........................        0.62         0.40        1.46       (0.55)       1.68        1.55
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.38)       (0.76)      (0.68)      (0.78)      (0.84)      (0.90)
Distributions in excess of net investment income........          --           --       (0.09)      (0.01)         --          --
Distributions from net realized gains...................          --           --          --       (0.06)         --          --
Distributions in excess of net realized gains...........          --           --          --       (0.06)         --          --
Distributions from capital (Note 2).....................          --        (0.00)#     (0.04)         --       (0.03)         --
                                                             -------      -------     -------     -------     -------     -------
Total distributions.....................................       (0.38)       (0.76)      (0.81)      (0.91)      (0.87)      (0.90)
                                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period..........................   $   10.40     $  10.16    $  10.52    $   9.87    $  11.33    $  10.52
                                                             =======      =======     =======     =======     =======     =======
TOTAL RETURN+                                                  6.19%        3.81%      15.57%     (5.32)%      16.64%      16.29%
                                                             =======      =======     =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $ 248,465     $298,518    $383,642    $472,519    $396,357    $169,682
Ratio of operating expenses to average net assets.......       1.24%**      0.95%       0.90%       1.35%       1.24%       0.97%
Ratio of net investment income to average net assets....       7.32%**      7.23%       8.26%       7.19%       7.67%       8.29%
Portfolio turnover rate.................................          2%          25%         55%         30%         37%          8%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.............................................       1.24%**(a)    0.95%(a)      N/A        N/A         N/A         N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or fees reduced by credits
  allowed by the custodian..............................       1.39%**(a)    1.38%(a)    1.40%      1.42%       1.42%       1.48%
Net investment income per share without fee waivers
  and/or fees reduced by credits allowed by the
  custodian.............................................   $    0.37     $   0.72    $   0.64    $   0.80    $   0.82    $   0.85

---------------------

  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             CORPORATE INCOME FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS B SHARES                          CLASS S SHARES               CLASS I SHARES
                                   ------------------------------------    ------------------------------------    --------------
                                   SIX MONTHS                              SIX MONTHS                                  PERIOD
                                      ENDED         YEAR        YEAR          ENDED         YEAR        YEAR           ENDED
                                    12/31/96       ENDED        ENDED       12/31/96       ENDED        ENDED         12/31/96
                                   (UNAUDITED)    06/30/96    06/30/95*    (UNAUDITED)    06/30/96    06/30/95*     (UNAUDITED)*
                                   -----------    --------    ---------    -----------    --------    ---------    --------------
Net asset value, beginning of
  period........................    $   10.16     $ 10.52      $  9.87       $ 10.16      $ 10.52      $  9.87        $  10.03
                                     --------     --------    --------      --------      --------     -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........         0.34        0.68         0.61          0.34         0.68         0.61            0.34
Net realized and unrealized
  gain/(loss) on investments....         0.24       (0.36)        0.78          0.24        (0.36)        0.78            0.37
                                     --------     --------    --------      --------      --------     -------         -------
Total from investment
  operations....................         0.58        0.32         1.39          0.58         0.32         1.39            0.71
LESS DISTRIBUTIONS:
Dividends from net investment
  income........................        (0.34)      (0.68)       (0.61)        (0.34)       (0.68)       (0.61)          (0.34)
Distributions in excess of net
  investment income.............           --          --        (0.09)           --           --        (0.09)             --
Distributions from capital (Note
  2)............................           --       (0.00) #     (0.04)           --        (0.00) #     (0.04)             --
                                     --------     --------    --------      --------      --------     -------         -------
Total distributions.............        (0.34)      (0.68)       (0.74)        (0.34)       (0.68)       (0.74)          (0.34)
                                     --------     --------    --------      --------      --------     -------         -------
Net asset value, end of
  period........................    $   10.40     $ 10.16      $ 10.52       $ 10.40      $ 10.16      $ 10.52        $  10.40
                                     ========     ========    ========      ========      ========     =======         =======
TOTAL RETURN+                           5.79%       3.04%       14.73%         5.79%        3.04%       14.73%           7.17%
                                     ========     ========    ========      ========      ========     =======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)........................    $  23,925     $24,606      $15,145       $ 3,903      $12,011      $ 8,701        $ 27,803
Ratio of operating expenses to
  average net assets............        1.99%**     1.70%        1.65%         1.99%**      1.70%        1.65%           0.99%**
Ratio of net investment income
  to average net assets.........        6.57%**     6.48%        7.51%         6.57%**      6.48%        7.51%           7.57%**
Portfolio turnover rate.........           2%         25%          55%            2%          25%          55%              2%
Ratio of operating expenses to
  average net assets without
  fees reduced by credits
  allowed by the custodian......        1.99%**(a)   1.70% (a)      N/A        1.99%**(a)   1.70% (a)      N/A           0.99%**(a)
Ratio of operating expenses to
  average net assets without fee
  waivers and/or fees reduced by
  credits allowed by the
  custodian.....................        2.14%**(a)   2.13% (a)    2.15%        2.14%**(a)   2.13% (a)    2.15%           1.14%**(a)
Net investment income per share
  without fee waivers and/or
  fees reduced by credits
  allowed by the custodian......    $    0.33     $  0.64      $  0.57       $  0.33      $  0.64      $  0.57        $   0.33

---------------------

*    On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**   Annualized.
+    Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
#    Amount represents less than $0.01 per share.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           CALIFORNIA MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   CLASS A SHARES
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED           YEAR          YEAR         YEAR         YEAR         YEAR
                                                    12/31/96         ENDED         ENDED        ENDED        ENDED        ENDED
                                                   (UNAUDITED)     06/30/96++     06/30/95     06/30/94     06/30/93     06/30/92
                                                   -----------     ----------     --------     --------     --------     --------
Net asset value, beginning of period.............   $   10.60       $  10.53      $  10.38     $  11.22     $  10.45     $  10.07
                                                     --------       --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................        0.30           0.60          0.61         0.61         0.62         0.65
Net realized and unrealized gain/(loss) on
  investments....................................        0.26           0.07          0.15        (0.82)        0.77         0.38
                                                     --------       --------      --------     --------     --------     --------
Total from investment operations.................        0.56           0.67          0.76        (0.21)        1.39         1.03
LESS DISTRIBUTIONS:
Dividends from net investment income.............       (0.30)        (0.60)         (0.61)       (0.61)       (0.62)       (0.65)
Distributions in excess of net investment
  income.........................................          --             --            --        (0.00)#         --           --
Distributions from net realized gains............          --             --         (0.00)#         --           --           --
Distributions in excess of net realized gains....          --             --            --        (0.02)          --           --
                                                     --------       --------      --------     --------     --------     --------
Total distributions..............................       (0.30)        (0.60)         (0.61)       (0.63)       (0.62)       (0.65)
                                                     --------       --------      --------     --------     --------     --------
Net asset value, end of period...................   $   10.86       $  10.60      $  10.53     $  10.38     $  11.22     $  10.45
                                                     ========       ========      ========     ========     ========     ========
TOTAL RETURN+                                           5.31%          6.40%         7.57%      (2.19)%       13.84%       10.56%
                                                     ========       ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $ 358,976       $372,177      $405,967     $509,223     $511,364     $309,146
Ratio of operating expenses to average net
  assets.........................................       1.04%**        0.94%         0.85%        0.79%        0.80%        0.94%
Ratio of net investment income to average net
  assets.........................................       5.48%**        5.56%         5.89%        5.45%        5.74%        6.08%
Portfolio turnover rate..........................         22%            17%           22%          50%          41%          29%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian......................................       1.04%**        0.94%(a)        N/A          N/A          N/A          N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or fees reduced by
  credits allowed by the custodian...............       1.28%**        1.29%(a)      1.29%        1.39%        1.41%        1.40%
Net investment income per share without fee
  waivers and/or fees reduced by credits allowed
  by the custodian...............................      $ 0.28         $ 0.56        $ 0.56       $ 0.54       $ 0.56       $ 0.60

---------------------

  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           CALIFORNIA MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           CLASS B SHARES                            CLASS S SHARES                CLASS I SHARES
                               --------------------------------------    --------------------------------------    --------------
                               SIX MONTHS                                SIX MONTHS                                    PERIOD
                                  ENDED          YEAR         YEAR          ENDED          YEAR         YEAR           ENDED
                                12/31/96        ENDED         ENDED       12/31/96        ENDED         ENDED         12/31/96
                               (UNAUDITED)    06/30/96++    06/30/95*    (UNAUDITED)    06/30/96++    06/30/95*     (UNAUDITED)*
                               -----------    ----------    ---------    -----------    ----------    ---------    --------------
Net asset value, beginning of
  period.....................    $ 10.60       $  10.53      $ 10.38       $ 10.60       $  10.53      $ 10.38        $  10.62
                                 -------        -------      -------       -------        -------      -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........       0.26           0.51         0.53          0.26           0.51         0.53            0.27
Net realized and unrealized
  gain on investments........       0.26           0.07         0.15          0.26           0.07         0.15            0.24
                                 -------        -------      -------       -------        -------      -------         -------
Total from investment
  operations.................       0.52           0.58         0.68          0.52           0.58         0.68            0.51
LESS DISTRIBUTIONS:
Dividends from net investment
  income.....................      (0.26)         (0.51)       (0.53)        (0.26)         (0.51)       (0.53)          (0.27)
Distributions from net
  realized gains.............         --             --        (0.00)#          --             --        (0.00)#            --
                                 -------        -------      -------       -------        -------      -------         -------
Total distributions..........      (0.26)         (0.51)       (0.53)        (0.26)         (0.51)       (0.53)          (0.27)
                                 -------        -------      -------       -------        -------      -------         -------
Net asset value, end of
  period.....................    $ 10.86       $  10.60      $ 10.53       $ 10.86       $  10.60      $ 10.53        $  10.86
                                 =======        =======      =======       =======        =======      =======         =======
TOTAL RETURN+                      4.91%          5.61%        6.78%         4.91%          5.61%        6.78%           4.85%
                                 =======        =======      =======       =======        =======      =======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................    $23,831       $ 20,543      $ 7,230       $    12       $     11      $    11        $      1
Ratio of operating expenses
  to average net assets......      1.79%**        1.69%        1.60%         1.79%**        1.69%        1.60%           0.79%**
Ratio of net investment
  income to average net
  assets.....................      4.73%**        4.81%        5.14%         4.73%**        4.81%        5.14%           5.73%**
Portfolio turnover rate......        22%            17%          22%           22%            17%          22%             22%
Ratio of operating expenses
  to average net assets
  without fees reduced by
  credits allowed by the
  custodian..................      1.79%**        1.69%(a)       N/A         1.79%**        1.69%(a)       N/A           0.79%**
Ratio of operating expenses
  to average net assets
  without fee waivers and/or
  fees reduced by credits
  allowed by the custodian...      2.03%**        2.04%(a)     2.04%         2.03%**        2.04%(a)     2.04%           1.03%**
Net investment income per
  share without fee waivers
  and/or fees reduced by
  credits allowed by the
  custodian..................    $  0.24       $   0.47      $  0.48       $  0.24       $   0.47      $  0.48        $   0.25

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                         FLORIDA INSURED MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         CLASS A SHARES
                                                               ------------------------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED           YEAR         YEAR         YEAR        PERIOD
                                                                 12/31/96         ENDED        ENDED        ENDED         ENDED
                                                               (UNAUDITED)++     06/30/96     06/30/95     06/30/94     06/30/93*
                                                               -------------     --------     --------     --------     ---------
Net asset value, beginning of period.........................     $  9.64        $  9.43      $  9.40      $ 10.05       $ 10.00
                                                                  -------        -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................        0.25           0.50         0.52         0.52          0.00#
Net realized and unrealized gain/(loss) on investments.......        0.26           0.21         0.03 ##     (0.65)         0.05
                                                                  -------        -------      -------      -------       -------
Total from investment operations.............................        0.51           0.71         0.55        (0.13)         0.05
LESS DISTRIBUTIONS:
Dividends from net investment income.........................       (0.26)         (0.50)       (0.52)       (0.52)           --
Distributions in excess of net investment income.............          --             --           --        (0.00) #         --
Distributions in excess of net realized gains................          --             --           --        (0.00) #         --
                                                                  -------        -------      -------      -------       -------
Total distributions..........................................       (0.26)         (0.50)       (0.52)       (0.52)           --
                                                                  -------        -------      -------      -------       -------
Net asset value, end of period...............................     $  9.89        $  9.64      $  9.43      $  9.40       $ 10.05
                                                                  =======        =======      =======      =======       =======
TOTAL RETURN+                                                       5.34%          7.56%        6.01%       (1.50)%        0.50%
                                                                  =======        =======      =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........................     $26,639        $29,821      $33,714      $38,541       $ 4,837
Ratio of operating expenses to average net assets............       0.83%**        0.63%        0.39%        0.00%         0.00%**
Ratio of net investment income to average net assets.........       4.98%**        5.08%        5.53%        5.09%         0.48%**
Portfolio turnover rate......................................         30%            52%          44%          83%            0%
Ratio of operating expenses to average net assets without
  fees reduced by credits allowed by the custodian...........       0.84%**(a)     0.66% (a)      N/A          N/A           N/A
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or fees reduced by credits
  allowed by the custodian...................................       1.44%**(a)     1.46% (a)    1.51%        1.55%         5.59%**
Net investment income/(loss) per share without fee waivers,
  expenses absorbed and/or fees reduced by credits allowed by
  the custodian..............................................     $  0.22        $  0.42      $  0.42      $  0.36       $ (0.02)

---------------------

   * The Fund commenced operations on June 7, 1993.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
  ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                         FLORIDA INSURED MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           CLASS B SHARES                            CLASS S SHARES                CLASS I SHARES
                               --------------------------------------    --------------------------------------    --------------
                                SIX MONTHS                                SIX MONTHS                                   PERIOD
                                   ENDED          YEAR        YEAR           ENDED          YEAR        YEAR           ENDED
                                 12/31/96        ENDED        ENDED        12/31/96        ENDED        ENDED         12/31/96
                               (UNAUDITED)++    06/30/96    06/30/95*    (UNAUDITED)++    06/30/96    06/30/95*    (UNAUDITED)*++
                               -------------    --------    ---------    -------------    --------    ---------    --------------
Net asset value, beginning
  of period.................     $    9.64      $  9.43      $  9.40        $  9.64       $  9.43      $  9.40        $   9.68
                                   -------      -------     --------        -------       -------     --------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income.......          0.21         0.42         0.45           0.21          0.42         0.45            0.23
Net realized and unrealized
  gain on investments.......          0.26         0.21         0.03##         0.26          0.21         0.03##          0.22
                                   -------      -------     --------        -------       -------     --------        --------
Total from investment
  operations................          0.47         0.63         0.48           0.47          0.63         0.48            0.45
LESS DISTRIBUTIONS:
Dividends from net
  investment income.........         (0.22)       (0.42)       (0.45)         (0.22)        (0.42)       (0.45)          (0.24)
                                   -------      -------     --------        -------       -------     --------        --------
Total distributions.........         (0.22)       (0.42)       (0.45)         (0.22)        (0.42)       (0.45)          (0.24)
                                   -------      -------     --------        -------       -------     --------        --------
Net asset value, end of
  period....................     $    9.89      $  9.64      $  9.43        $  9.89       $  9.64      $  9.43        $   9.89
                                   =======      =======     ========        =======       =======     ========        ========
TOTAL RETURN+                        4.94%        6.76%        5.23%          4.94%         6.76%        5.23%           4.67%
                                   =======      =======     ========        =======       =======     ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's)................     $   5,311      $ 5,428      $ 3,330        $    12       $    11      $    11        $      1
Ratio of operating expenses
  to average net assets.....         1.58%**      1.38%        1.14%          1.58%**       1.38%        1.14%           0.58%**
Ratio of net investment
  income to average net
  assets....................         4.23%**      4.33%        4.78%          4.23%**       4.33%        4.78%           5.23%**
Portfolio turnover rate.....           30%          52%          44%            30%           52%          44%             30%
Ratio of operating expenses
  to average net assets
  without fees reduced by
  credits allowed by the
  custodian.................         1.59%**(a)   1.41% (a)      N/A          1.59%**(a)    1.41% (a)      N/A           0.59%**(a)
Ratio of operating expenses
  to average net assets
  without fee waivers,
  expenses absorbed and/or
  fees reduced by credits
  allowed by the
  custodian.................         2.19%**(a)   2.21% (a)    2.26%          2.19%**(a)    2.21% (a)    2.26%           1.19%**(a)
Net investment income per
  share without fee waiver,
  expenses absorbed and/or
  fees reduced by credits
  allowed by the
  custodian.................     $    0.18      $  0.34      $  0.35        $  0.18       $  0.34      $  0.35        $   0.20

---------------------

*     On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
++    Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
##    The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                CLASS A SHARES
                                                                             ----------------------------------------------------
                                                                             SIX MONTHS
                                                                                ENDED          YEAR         YEAR         PERIOD
                                                                              12/31/96        ENDED         ENDED         ENDED
                                                                             (UNAUDITED)     06/30/96     06/30/95      06/30/94*
                                                                             -----------     --------     ---------     ---------
Net asset value, beginning of period.......................................    $ 10.56       $ 10.45       $ 10.10       $ 10.00
                                                                               -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................................       0.25          0.49          0.50          0.11
Net realized and unrealized gain on investments............................       0.19          0.15          0.35          0.11##
                                                                               -------       -------       -------       -------
Total from investment operations...........................................       0.44          0.64          0.85          0.22
LESS DISTRIBUTIONS:
Dividends from net investment income.......................................      (0.25)        (0.49)        (0.50)        (0.11)
Distributions from net realized gains......................................      (0.04)        (0.04)           --         (0.01)
                                                                               -------       -------       -------       -------
Total distributions........................................................      (0.29)        (0.53)        (0.50)        (0.12)
                                                                               -------       -------       -------       -------
Net asset value, end of period.............................................    $ 10.71       $ 10.56       $ 10.45       $ 10.10
                                                                               =======       =======       =======       =======
TOTAL RETURN+                                                                    4.24%         6.25%         8.71%         2.20%
                                                                               =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................................    $52,451       $54,518       $54,507       $34,147
Ratio of operating expenses to average net assets..........................      0.84%**       0.73%         0.42%         0.00%**
Ratio of net investment income to average net assets.......................      4.58%**       4.62%         4.95%         4.25%**
Portfolio turnover rate....................................................        16%           27%           13%           17%
Ratio of operating expenses to average net assets without fees reduced by
  credits allowed by the custodian.........................................      0.84%**(a)    0.75% (a)       N/A           N/A
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or fees reduced by credits allowed by the
  custodian................................................................      1.32%**(a)    1.39% (a)     1.41%         1.95%**
Net investment income per share without fee waivers, expenses absorbed
  and/or fees reduced by credits allowed by the custodian..................    $  0.22       $  0.42       $  0.40       $  0.06

---------------------

   * The Fund commenced operations on April 4, 1994.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
  ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS B SHARES                          CLASS S SHARES               CLASS I SHARES
                                   ------------------------------------    ------------------------------------    --------------
                                   SIX MONTHS                              SIX MONTHS                                  PERIOD
                                      ENDED         YEAR        YEAR          ENDED         YEAR        YEAR           ENDED
                                    12/31/96       ENDED        ENDED       12/31/96       ENDED        ENDED         12/31/96
                                   (UNAUDITED)    06/30/96    06/30/95*    (UNAUDITED)    06/30/96    06/30/95*     (UNAUDITED)*
                                   -----------    --------    ---------    -----------    --------    ---------    --------------
Net asset value, beginning of
  period.........................    $ 10.56      $ 10.45      $ 10.10       $ 10.56       $10.45      $ 10.10         $10.58
                                     -------      -------      -------        ------       ------       ------         ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............       0.21         0.41         0.43          0.21         0.41         0.43           0.23
Net realized and unrealized gain
  on investments.................       0.19         0.15         0.35          0.19         0.15         0.35           0.17
                                     -------      -------      -------        ------       ------       ------         ------
Total from investment
  operations.....................       0.40         0.56         0.78          0.40         0.56         0.78           0.40
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................      (0.21)       (0.41)       (0.43)        (0.21)       (0.41)       (0.43)         (0.23)
Distributions from net realized
  gains..........................      (0.04)       (0.04)          --         (0.04)       (0.04)          --          (0.04)
                                     -------      -------      -------        ------       ------       ------         ------
Total distributions..............      (0.25)       (0.45)       (0.43)        (0.25)       (0.45)       (0.43)         (0.27)
                                     -------      -------      -------        ------       ------       ------         ------
Net asset value, end of period...    $ 10.71      $ 10.56      $ 10.45       $ 10.71       $10.56      $ 10.45         $10.71
                                     =======      =======      =======        ======       ======       ======         ======
TOTAL RETURN+                          3.85%        5.46%        7.90%         3.85%        5.46%        7.90%          3.85%
                                     =======      =======      =======        ======       ======       ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................    $21,965      $20,948      $12,391       $    12       $   11      $    11         $    1
Ratio of operating expenses to
  average net assets.............      1.59%**      1.48%        1.17%         1.59%**      1.48%        1.17%          0.59%**
Ratio of net investment income to
  average net assets.............      3.83%**      3.87%        4.20%         3.83%**      3.87%        4.20%          4.83%**
Portfolio turnover rate..........        16%          27%          13%           16%          27%          13%            16%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by
  the custodian..................      1.59%**(a)   1.50% (a)      N/A         1.59%**(a)   1.50%(a)       N/A          0.59%**(a)
Ratio of operating expenses to
  average net assets without fee
  waivers, expenses absorbed
  and/or fees reduced by credits
  allowed by the custodian.......      2.07%**(a)   2.14% (a)    2.16%         2.07%**(a)   2.14%(a)     2.16%          1.07%**(a)
Net investment income per share
  without fee waivers, expenses
  absorbed and/or fees reduced by
  credits allowed by the
  custodian......................     $ 0.18       $ 0.34       $ 0.33        $ 0.18       $ 0.34       $ 0.33         $ 0.20

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                            NATIONAL MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                      CLASS A SHARES
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED         YEAR        YEAR        YEAR        YEAR        YEAR
                                                           12/31/96       ENDED       ENDED       ENDED       ENDED       ENDED
                                                          (UNAUDITED)    06/30/96    06/30/95    06/30/94    06/30/93    06/30/92
                                                          -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period....................   $   10.83     $  10.76    $  10.85    $  11.65    $  10.96    $  10.16
                                                             -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.31         0.61        0.64        0.65        0.67        0.72
Net realized and unrealized gain/(loss) on
  investments...........................................        0.26         0.07        0.01##     (0.73)       0.75        0.79
                                                             -------      -------     -------     -------     -------     -------
Total from investment operations........................        0.57         0.68        0.65       (0.08)       1.42        1.51
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.31)       (0.61)      (0.64)      (0.65)      (0.67)      (0.71)
Distributions in excess of net investment income........          --           --          --       (0.00)#        --          --
Distributions from net realized gains...................          --           --       (0.01)      (0.07)      (0.06)         --
Distributions in excess of net realized gains...........          --           --       (0.09)         --          --          --
                                                             -------      -------     -------     -------     -------     -------
Total distributions.....................................       (0.31)       (0.61)      (0.74)      (0.72)      (0.73)      (0.71)
                                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period..........................   $   11.09     $  10.83    $  10.76    $  10.85    $  11.65    $  10.96
                                                             =======      =======     =======     =======     =======     =======
TOTAL RETURN+                                                  5.29%        6.41%       6.32%     (0.90)%      13.41%      15.42%
                                                             =======      =======     =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $ 210,907     $233,359    $269,033    $354,501    $390,187    $226,984
Ratio of operating expenses to average net assets.......       1.12%**      1.04%       0.83%       0.87%       0.86%       0.64%
Ratio of net investment income to average net assets....       5.54%**      5.58%       5.97%       5.60%       5.89%       6.34%
Portfolio turnover rate.................................         14%          25%         23%         44%         83%         61%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.............................................       1.12%**      1.04%(a)      N/A         N/A         N/A         N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or fees reduced by credits
  allowed by the custodian..............................       1.30%**      1.29%(a)    1.30%       1.36%       1.37%       1.40%
Net investment income per share without fee waivers
  and/or fees reduced by credits allowed by the
  custodian.............................................   $    0.30     $   0.58    $   0.59    $   0.59    $   0.61    $   0.63

---------------------

*    Annualized.
+    Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor or if fees had not been reduced by credits allowed by the custodian.
#    Amount represents less than $0.01 per share.
##   The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                            NATIONAL MUNICIPAL FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS B SHARES                          CLASS S SHARES               CLASS I SHARES
                                   ------------------------------------    ------------------------------------    --------------
                                   SIX MONTHS                              SIX MONTHS                                  PERIOD
                                      ENDED         YEAR        YEAR          ENDED         YEAR        YEAR           ENDED
                                    12/31/96       ENDED        ENDED       12/31/96       ENDED        ENDED         12/31/96
                                   (UNAUDITED)    06/30/96    06/30/95*    (UNAUDITED)    06/30/96    06/30/95*     (UNAUDITED)*
                                   -----------    --------    ---------    -----------    --------    ---------    --------------
Net asset value, beginning of
  period.........................    $ 10.83      $ 10.76      $ 10.85       $ 10.83      $ 10.76      $ 10.85        $  10.82
                                     -------      -------      -------       -------      -------      -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............       0.26         0.53         0.56          0.26         0.53         0.56            0.28
Net realized and unrealized gain
  on investments.................       0.26         0.07         0.01##        0.26         0.07         0.01##          0.27
                                     -------      -------      -------       -------      -------      -------         -------
Total from investment
  operations.....................       0.52         0.60         0.57          0.52         0.60         0.57            0.55
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................      (0.26)       (0.53)       (0.56)        (0.26)       (0.53)       (0.56)          (0.28)
Distributions from net realized
  gains..........................         --           --        (0.01)           --           --        (0.01)             --
Distributions in excess of net
  realized gains.................         --           --        (0.09)           --           --        (0.09)             --
                                     -------      -------      -------       -------      -------      -------         -------
Total distributions..............      (0.26)       (0.53)       (0.66)        (0.26)       (0.53)       (0.66)          (0.28)
                                     -------      -------      -------       -------      -------      -------         -------
Net asset value, end of period...    $ 11.09      $ 10.83      $ 10.76       $ 11.09      $ 10.83      $ 10.76        $  11.09
                                     =======      =======      =======       =======      =======      =======         =======
TOTAL RETURN+                          4.89%        5.62%        5.54%         4.89%        5.62%        5.54%           5.12%
                                     =======      =======      =======       =======      =======      =======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................    $ 6,977      $ 6,800      $ 4,786       $    12      $    11      $    11        $      1
Ratio of operating expenses to
  average net assets.............      1.87%**      1.79%        1.58%         1.87%**      1.79%        1.58%           0.87%**
Ratio of net investment income to
  average net assets.............      4.79%**      4.83%        5.22%         4.79%**      4.83%        5.22%           5.79%**
Portfolio turnover rate..........        14%          25%          23%           14%          25%          23%             14%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by
  the custodian..................      1.87%**      1.79% (a)      N/A         1.87%**      1.79% (a)      N/A           0.87%**
Ratio of operating expenses to
  average net assets without fee
  waivers and/or fees reduced by
  credits allowed by the
  custodian......................      2.05%**      2.04% (a)    2.05%         2.05%**      2.04% (a)    2.05%           1.05%**
Net investment income per share
  without fee waivers and/or fees
  reduced by credits allowed by
  the custodian..................    $  0.25      $  0.50      $  0.51       $  0.25      $  0.50      $  0.51        $   0.27

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             GROWTH AND INCOME FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    CLASS A SHARES
                                                      ---------------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED           YEAR         YEAR        YEAR        YEAR        YEAR
                                                        12/31/96         ENDED        ENDED       ENDED       ENDED       ENDED
                                                      (UNAUDITED)++    06/30/96++    06/30/95    06/30/94    06/30/93    06/30/92
                                                      -------------    ----------    --------    --------    --------    --------
Net asset value, beginning of period................    $   14.10       $  12.58     $  11.30    $  12.09    $ 11.25     $ 10.51
                                                         --------       --------     --------    --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................         0.04           0.08         0.13        0.12       0.12        0.17
Net realized and unrealized gain on investments.....         1.59           2.51         2.04        0.72       0.91        0.74
                                                         --------       --------     --------    --------    -------     -------
Total from investment operations....................         1.63           2.59         2.17        0.84       1.03        0.91
LESS DISTRIBUTIONS:
Dividends from net investment income................        (0.03)         (0.08)       (0.12)      (0.12)     (0.12)      (0.17)
Distributions from net realized gains...............        (2.06)         (0.99)       (0.77)      (1.51)     (0.07)         --
                                                         --------       --------     --------    --------    -------     -------
Total distributions.................................        (2.09)         (1.07)       (0.89)      (1.63)     (0.19)      (0.17)
                                                         --------       --------     --------    --------    -------     -------
Net asset value, end of period......................    $   13.64       $  14.10     $  12.58    $  11.30    $ 12.09     $ 11.25
                                                         ========       ========     ========    ========    =======     =======
TOTAL RETURN+                                              11.57%         21.36%       20.47%       6.67%      9.20%       8.65%
                                                         ========       ========     ========    ========    =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $ 155,780       $183,084     $170,177    $125,249    $97,873     $83,825
Ratio of operating expenses to average net assets...        1.50%**        1.54%        1.56%       1.50%      1.46%       1.50%
Ratio of net investment income to average net
  assets............................................        0.50%**        0.60%        1.11%       1.04%      1.01%       1.51%
Portfolio turnover rate.............................          43%            90%          72%        127%        47%         16%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.........................................        1.50%**(a)     1.54%(a)       N/A         N/A        N/A         N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or fees reduced by credits
  allowed by the custodian..........................        1.50%**(a)     1.54%(a)     1.56%       1.59%      1.46%       1.55%
Net investment income per share without fee waivers
  and/or fees reduced by credits allowed by the
  custodian.........................................       $ 0.04         $ 0.08       $ 0.13      $ 0.11     $ 0.12      $ 0.16
Average commission rate paid (b)....................    $  0.0495            N/A          N/A         N/A        N/A         N/A

---------------------

  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                             GROWTH AND INCOME FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        CLASS B SHARES                              CLASS S SHARES                 CLASS I SHARES
                           ----------------------------------------    ----------------------------------------    --------------
                            SIX MONTHS                                  SIX MONTHS                                     PERIOD
                               ENDED           YEAR         YEAR           ENDED           YEAR         YEAR           ENDED
                             12/31/96         ENDED         ENDED        12/31/96         ENDED         ENDED         12/31/96
                           (UNAUDITED)++    06/30/96++    06/30/95*    (UNAUDITED)++    06/30/96++    06/30/95*    (UNAUDITED)*++
                           -------------    ----------    ---------    -------------    ----------    ---------    --------------
Net asset value,
  beginning of period....    $   14.03      $   12.55      $ 11.30       $   14.04      $   12.55      $ 11.30        $  13.12
                               -------        -------      -------         -------        -------      -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income/(loss)..........        (0.02)         (0.02)        0.05           (0.02)         (0.02)        0.05            0.05
Net realized and
  unrealized gain on
  investments............         1.58           2.50         2.04            1.57           2.51         2.04            2.58
                               -------        -------      -------         -------        -------      -------         -------
Total from investment
  operations.............         1.56           2.48         2.09            1.55           2.49         2.09            2.63
LESS DISTRIBUTIONS:
Dividends from net
  investment income......           --          (0.01)       (0.07)             --          (0.01)       (0.07)          (0.05)
Distributions from net
  realized gains.........        (2.06)         (0.99)       (0.77)          (2.06)         (0.99)       (0.77)          (2.06)
                               -------        -------      -------         -------        -------      -------         -------
Total distributions......        (2.06)         (1.00)       (0.84)          (2.06)         (1.00)       (0.84)          (2.11)
                               -------        -------      -------         -------        -------      -------         -------
Net asset value, end of
  period.................    $   13.53      $   14.03      $ 12.55       $   13.53      $   14.04      $ 12.55        $  13.64
                               =======        =======      =======         =======        =======      =======         =======
TOTAL RETURN+                   11.10%         20.53%       19.67%          11.03%         20.51%       19.75%          20.05%
                               =======        =======      =======         =======        =======      =======         =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in 000's).............    $  30,471      $  23,924      $ 6,918       $  11,990      $  29,481      $14,368        $ 63,030
Ratio of operating
  expenses to average net
  assets.................        2.25%**        2.29%        2.31%           2.25%**        2.29%        2.31%           1.25%**
Ratio of net investment
  income/(loss) to
  average net assets.....      (0.25)%**      (0.15)%        0.36%         (0.25)%**      (0.15)%        0.36%           0.75%**
Portfolio turnover
  rate...................          43%            90%          72%             43%            90%          72%             43%
Ratio of operating
  expenses to average net
  assets without fees
  reduced by credits
  allowed by the
  custodian..............        2.25%**(a)     2.29% (a)      N/A           2.25%**(a)     2.29% (a)      N/A           1.25%**(a)
Ratio of operating
  expenses to average net
  assets without fee
  waivers and/or fees
  reduced by credits
  allowed by the
  custodian..............        2.25%**(a)     2.29% (a)    2.31%           2.25%**(a)     2.29% (a)    2.31%           1.25%**(a)
Net investment
  income/(loss) per share
  without fee waivers
  and/or fees reduced by
  credits allowed by the
  custodian..............    $   (0.02)     $   (0.02)     $  0.05       $   (0.02)     $   (0.02)     $  0.05        $   0.05
Average commission rate
  paid (b)...............    $  0.0495            N/A          N/A       $  0.0495            N/A          N/A        $ 0.0495

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                  GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       CLASS A SHARES
                                                           ----------------------------------------------------------------------
                                                            SIX MONTHS
                                                               ENDED            YEAR           YEAR          YEAR        PERIOD
                                                             12/31/96          ENDED          ENDED         ENDED         ENDED
                                                           (UNAUDITED)++     06/30/96++     06/30/95++     06/30/94     06/30/93*
                                                           -------------     ----------     ----------     --------     ---------
Net asset value, beginning of period.....................    $   15.69       $   14.18       $  10.73      $  10.72      $ 10.00
                                                               -------         -------        -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............................        (0.04)          (0.07)          0.05         (0.02)        0.00#
Net realized and unrealized gain on investments..........         0.82            3.47           3.42          0.03##       0.72
                                                               -------         -------        -------       -------      -------
Total from investment operations.........................         0.78            3.40           3.47          0.01         0.72
LESS DISTRIBUTIONS:
Dividends from net investment income.....................           --              --          (0.02)           --           --
Distributions from net realized gains....................        (2.34)          (1.89)         (0.00)#          --           --
                                                               -------         -------        -------       -------      -------
Total distributions......................................        (2.34)          (1.89)         (0.02)           --           --
                                                               -------         -------        -------       -------      -------
Net asset value, end of period...........................    $   14.13       $   15.69       $  14.18      $  10.73      $ 10.72
                                                               =======         =======        =======       =======      =======
TOTAL RETURN+                                                    5.15%          25.44%         32.33%         0.00%        7.30%
                                                               =======         =======        =======       =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $ 127,701       $ 179,720       $154,763      $126,808      $23,323
Ratio of operating expenses to average net assets........        1.67%**         1.70%          1.76%         1.75%        1.44%**
Ratio of net investment income/(loss) to average net
  assets.................................................      (0.46)%**       (0.49)%          0.28%       (0.35)%      (0.63)%**
Portfolio turnover rate..................................          58%            205%           233%          227%          13%
Ratio of operating expenses to average net assets without
  fees reduced by credits allowed by the custodian.......        1.68%**(a)      1.71% (a)        N/A           N/A          N/A
Ratio of operating expenses to average net assets without
  fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian.......................        1.68%**(a)      1.71% (a)      1.76%         1.75%        2.52%**
Net investment income/(loss) per share without fee
  waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian.......................    $   (0.04)      $   (0.07)      $   0.05      $  (0.02)     $ (0.01)
Average commission rate paid (b).........................    $  0.0421             N/A            N/A           N/A          N/A

---------------------

*     The Fund commenced operations on April 5, 1993.
**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++    Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
#     Amount represents less than $0.01 per share.
##    The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b)   Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                  GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                     CLASS B SHARES                                CLASS S SHARES                  CLASS I SHARES
                       ------------------------------------------    ------------------------------------------    --------------
                        SIX MONTHS                                    SIX MONTHS                                       PERIOD
                           ENDED           YEAR          YEAR            ENDED           YEAR          YEAR            ENDED
                         12/31/96         ENDED          ENDED         12/31/96         ENDED          ENDED          12/31/96
                       (UNAUDITED)++    06/30/96++    06/30/95*++    (UNAUDITED)++    06/30/96++    06/30/95*++    (UNAUDITED)*++
                       -------------    ----------    -----------    -------------    ----------    -----------    --------------
Net asset value,
  beginning of
  period.............    $   15.47      $   14.10     $    10.73      $     15.47     $    14.11    $    10.73       $    14.21
                           -------        -------         ------          -------        -------       -------          -------
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  loss...............        (0.09)         (0.19)         (0.04)           (0.09)         (0.19)        (0.04)           (0.01)
Net realized and
  unrealized gain on
  investments........         0.79           3.45           3.42             0.80           3.44          3.42             2.29
                           -------        -------         ------          -------        -------       -------          -------
Total from investment
  operations.........         0.70           3.26           3.38             0.71           3.25          3.38             2.28
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income.............           --             --          (0.01)              --             --         (0.00) #            --
Distributions from
  net realized
  gains..............        (2.34)         (1.89)         (0.00) #         (2.34)         (1.89)        (0.00) #         (2.34)
                           -------        -------         ------          -------        -------       -------          -------
Total
  distributions......        (2.34)         (1.89)         (0.01)           (2.34)         (1.89)        (0.00)           (2.34)
                           -------        -------         ------          -------        -------       -------          -------
Net asset value, end
  of period..........    $   13.83      $   15.47     $    14.10      $     13.84     $    15.47    $    14.11       $    14.15
                           =======        =======         ======          =======        =======       =======          =======
TOTAL RETURN+                4.69%         24.54%         31.46%            4.76%         24.54%        31.44%           16.24%
                           =======        =======         ======          =======        =======       =======          =======
RATIOS TO AVERAGE NET
  ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of
  period (in
  000's).............    $  28,653      $  25,067     $    6,928      $    17,127     $   45,652    $   18,730       $   92,746
Ratio of operating
  expenses to average
  net assets.........        2.42%**        2.45%          2.51%            2.42%**        2.45%         2.51%            1.42%**
Ratio of net
  investment loss to
  average net
  assets.............      (1.21)%**      (1.24)%        (0.47)%          (1.21)%**      (1.24)%       (0.47)%          (0.21)%**
Portfolio turnover
  rate...............          58%           205%           233%              58%           205%          233%              58%
Ratio of operating
  expenses to average
  net assets without
  fees reduced by
  credits allowed by
  the custodian......        2.43%**(a)     2.46% (a)        N/A            2.43%**(a)      2.46%(a)        N/A           1.43%**(a)
Ratio of operating
  expenses to average
  net assets without
  fee waivers and/or
  fees reduced by
  credits allowed by
  the custodian......        2.43%**(a)     2.46% (a)      2.51%            2.43%**(a)      2.46%(a)      2.51%           1.43%**(a)
Net investment loss
  per share without
  fee waivers and/or
  fees reduced by
  credits allowed by
  the custodian......    $   (0.09)     $   (0.19)    $    (0.04)     $     (0.09)    $    (0.19)   $    (0.04)      $    (0.01)
Average commission
  rate paid (b)......    $  0.0421            N/A            N/A      $    0.0421            N/A           N/A       $   0.0421

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                              EMERGING GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  CLASS A SHARES
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED           YEAR          YEAR         YEAR         YEAR         YEAR
                                                   12/31/96         ENDED         ENDED         ENDED       ENDED        ENDED
                                                 (UNAUDITED)++    06/30/96++    06/30/95++    06/30/94     06/30/93    06/30/92++
                                                 -------------    ----------    ----------    ---------    --------    ----------
Net asset value, beginning of period...........    $   20.17      $   15.47     $   13.02     $   13.76    $  11.67    $    9.62
                                                    --------       --------      --------      --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss............................        (0.11)         (0.19)        (0.00) #      (0.09)      (0.02)       (0.01)
Net realized and unrealized gain/(loss) on
  investments..................................        (0.83)          5.65          2.77          0.68        2.31         2.16
                                                    --------       --------      --------      --------    --------     --------
Total from investment operations...............        (0.94)          5.46          2.77          0.59        2.29         2.15
LESS DISTRIBUTIONS:
Dividends from net investment income...........           --             --            --            --          --        (0.01)
Distributions from net realized gains..........        (1.50)         (0.76)        (0.32)        (1.33)      (0.20)       (0.08)
Distributions from capital (Note 2)............           --             --            --            --          --        (0.01)
                                                    --------       --------      --------      --------    --------     --------
Total distributions............................        (1.50)         (0.76)        (0.32)        (1.33)      (0.20)       (0.10)
                                                    --------       --------      --------      --------    --------     --------
Net asset value, end of period.................    $   17.73      $   20.17     $   15.47     $   13.02    $  13.76    $   11.67
                                                    ========       ========      ========      ========    ========     ========
TOTAL RETURN+                                        (4.47)%         35.93%        21.54%         3.40%      19.75%       22.47%
                                                    ========       ========      ========      ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $ 205,628      $ 283,747     $ 185,722     $ 124,941    $ 96,646    $  27,652
Ratio of operating expenses to average net
  assets.......................................        1.60%**        1.64%         1.68%         1.66%       1.59%        1.93%
Ratio of net investment loss to average net
  assets.......................................      (1.18)%**      (1.02)%       (0.31)%       (0.68)%     (0.32)%      (0.04)%
Portfolio turnover rate........................          32%           131%          181%          224%         28%          60%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian.....................        1.60%**(a)     1.65% (a)       N/A           N/A         N/A          N/A
Ratio of operating expenses to average net
  assets without fee waivers and/or fees
  reduced by credits allowed by the
  custodian....................................        1.60%**(a)     1.65% (a)     1.68%         1.66%       1.59%        1.93%
Net investment loss per share without fee
  waivers and/or fees reduced by credits
  allowed by the custodian.....................    $   (0.11)     $   (0.19)    $   (0.00) #  $   (0.09)   $  (0.02)   $   (0.01)
Average commission rate paid (b)...............    $  0.0292            N/A           N/A           N/A         N/A          N/A

---------------------

  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
   # Amount represents less than $0.01 per share.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.
     See notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                              EMERGING GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      CLASS B SHARES                               CLASS S SHARES                  CLASS I SHARES
                         -----------------------------------------    -----------------------------------------    --------------
                          SIX MONTHS                                   SIX MONTHS                                      PERIOD
                             ENDED           YEAR          YEAR           ENDED           YEAR          YEAR           ENDED
                           12/31/96         ENDED         ENDED         12/31/96         ENDED         ENDED          12/31/96
                         (UNAUDITED)++    06/30/96++    06/30/95*++   (UNAUDITED)++    06/30/96++    06/30/95*++   (UNAUDITED)*++
                         -------------    ----------    ----------    -------------    ----------    ----------    --------------
Net asset value,
  beginning of
  period...............    $   19.88      $   15.37     $   13.02       $   19.88      $   15.37     $   13.02       $    17.52
                             -------        -------       -------         -------        -------       -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss....        (0.18)         (0.32)        (0.10)          (0.18)         (0.32)        (0.10)           (0.07)
Net realized and
  unrealized
  gain/(loss) on
  investments..........        (0.82)          5.59          2.77           (0.82)          5.59          2.77             1.80##
                             -------        -------       -------         -------        -------       -------          -------
Total from investment
  operations...........        (1.00)          5.27          2.67           (1.00)          5.27          2.67             1.73
LESS DISTRIBUTIONS:
Distributions from net
  realized gains.......        (1.50)         (0.76)        (0.32)          (1.50)         (0.76)        (0.32)           (1.50)
                             -------        -------       -------         -------        -------       -------          -------
Total distributions....        (1.50)         (0.76)        (0.32)          (1.50)         (0.76)        (0.32)           (1.50)
                             -------        -------       -------         -------        -------       -------          -------
Net asset value, end of
  period...............    $   17.38      $   19.88     $   15.37       $   17.38      $   19.88     $   15.37       $    17.75
                             =======        =======       =======         =======        =======       =======          =======
TOTAL RETURN+                (4.84)%         34.93%        20.69%         (4.84)%         34.91%        20.76%           10.09%
                             =======        =======       =======         =======        =======       =======          =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (in 000's)....    $  30,916      $  28,920     $  10,208       $  13,257      $  43,645     $  11,840       $   78,986
Ratio of operating
  expenses to average
  net assets...........        2.35%**        2.39%         2.43%           2.35%**        2.39%         2.43%            1.35%**
Ratio of net investment
  loss to average net
  assets...............      (1.93)%**      (1.77)%       (1.06)%         (1.93)%**      (1.77)%       (1.06)%          (0.93)%**
Portfolio turnover
  rate.................          32%           131%          181%             32%           131%          181%              32%
Ratio of operating
  expenses to average
  net assets without
  fees reduced by
  credits allowed by
  the custodian........        2.35%**(a)     2.40% (a)       N/A           2.35%**(a)     2.40% (a)       N/A            1.35%**(a)
Ratio of operating
  expenses to average
  net assets without
  fee waivers and/or
  fees reduced by
  credits allowed by
  the custodian........        2.35%**(a)     2.40% (a)     2.43%           2.35%**(a)     2.40% (a)     2.43%            1.35%**(a)
Net investment loss per
  share without fee
  waivers and/or fees
  reduced by credits
  allowed by the
  custodian............    $   (0.18)     $   (0.32)    $   (0.10)      $   (0.18)     $   (0.32)    $   (0.10)      $    (0.07)
Average commission rate
  paid (b).............    $  0.0292            N/A           N/A       $  0.0292            N/A           N/A       $   0.0292

---------------------

*     On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
++    Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
##    The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b)   Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           INTERNATIONAL GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   CLASS A SHARES
                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED           YEAR          YEAR         YEAR        YEAR        YEAR
                                                      12/31/96         ENDED         ENDED        ENDED       ENDED       ENDED
                                                    (UNAUDITED)++    06/30/96++    06/30/95++    06/30/94    06/30/93    06/30/92
                                                    -------------    ----------    ----------    --------    --------    --------
Net asset value, beginning of period..............    $   10.49       $   9.78     $   10.74     $   9.80    $  8.82     $  8.27
                                                        -------       --------       -------     --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)......................         0.01           0.05         (0.11)        0.06       0.07        0.05
Net realized and unrealized gain/(loss) on
  investments.....................................         0.20           1.21         (0.31)        1.15       0.94        0.55
                                                        -------       --------       -------     --------    -------     -------
Total from investment operations..................         0.21           1.26         (0.42)        1.21       1.01        0.60
LESS DISTRIBUTIONS:
Dividends from net investment income..............        (0.13)         (0.05)        (0.04)       (0.02)     (0.03)      (0.05)
Distributions in excess of net investment
  income..........................................           --          (0.04)           --           --         --          --
Distributions from net realized gains.............        (0.10)         (0.46)        (0.44)       (0.25)        --          --
Distributions in excess of net realized gains.....           --             --         (0.06)          --         --          --
                                                        -------       --------       -------     --------    -------     -------
Total distributions...............................        (0.23)         (0.55)        (0.54)       (0.27)     (0.03)      (0.05)
                                                        -------       --------       -------     --------    -------     -------
Net asset value, end of period....................    $   10.47       $  10.49     $    9.78     $  10.74    $  9.80     $  8.82
                                                        =======       ========       =======     ========    =======     =======
TOTAL RETURN+                                             2.15%         13.16%        (4.01)%      12.39%     11.51%       7.28%
                                                        =======       ========       =======     ========    =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............    $  67,334       $116,254     $  91,763     $127,764    $56,962     $24,479
Ratio of operating expenses to average net
  assets..........................................        1.65%**        1.77%         1.69%        1.69%      1.80%       2.25%
Ratio of net investment income to average net
  assets..........................................        0.11%**        0.46%         0.62%        0.54%      1.07%       0.69%
Portfolio turnover rate...........................          20%           125%           81%          44%        63%         66%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.......................................        1.66%**(a)     1.77%(a)        N/A          N/A        N/A         N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or fees reduced by
  credits allowed by the custodian................        1.66%**(a)     1.77%(a)      1.69%        1.69%      1.80%       2.29%
Net investment income/(loss) per share without fee
  waivers and/or fees reduced by credits allowed
  by the custodian................................    $    0.01       $   0.05     $   (0.11)    $   0.06    $  0.07     $  0.04
Average commission rate paid (b)..................    $  0.0281            N/A           N/A          N/A        N/A         N/A

---------------------

  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived by the administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           INTERNATIONAL GROWTH FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                     CLASS B SHARES                                CLASS S SHARES                  CLASS I SHARES
                       ------------------------------------------    ------------------------------------------    --------------
                        SIX MONTHS                                    SIX MONTHS                                       PERIOD
                           ENDED           YEAR          YEAR            ENDED           YEAR          YEAR            ENDED
                         12/31/96         ENDED          ENDED         12/31/96         ENDED          ENDED          12/31/96
                       (UNAUDITED)++    06/30/96++    06/30/95*++    (UNAUDITED)++     06/30/96     06/30/95*++    (UNAUDITED)*++
                       -------------    ----------    -----------    -------------    ----------    -----------    --------------
Net asset value,
  beginning of
  period.............     $ 10.39        $   9.73       $ 10.74         $ 10.38        $   9.73       $ 10.74         $   9.88
                          -------         -------       -------         -------         -------       -------          -------
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income/(loss)......       (0.03)          (0.03)        (0.17)          (0.03)          (0.03)        (0.17)            0.02
Net realized and
  unrealized
  gain/(loss) on
  investments........        0.20            1.21         (0.31)           0.20            1.20         (0.31)            0.80
                          -------         -------       -------         -------         -------       -------          -------
Total from investment
  operations.........        0.17            1.18         (0.48)           0.17            1.17         (0.48)            0.82
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income.............       (0.08)          (0.02)        (0.03)             --           (0.02)        (0.03)           (0.17)
Distributions in
  excess of net
  investment
  income.............          --           (0.04)           --              --           (0.04)           --               --
Distributions from
  net realized
  gains..............       (0.10)          (0.46)        (0.44)          (0.10)          (0.46)        (0.44)           (0.10)
Distributions in
  excess of net
  realized gains.....          --              --         (0.06)             --              --         (0.06)              --
                          -------         -------       -------         -------         -------       -------          -------
Total
  distributions......       (0.18)          (0.52)        (0.53)          (0.10)          (0.52)        (0.53)           (0.27)
                          -------         -------       -------         -------         -------       -------          -------
Net asset value, end
  of period..........     $ 10.38        $  10.39       $  9.73         $ 10.45        $  10.38       $  9.73         $  10.43
                          =======         =======       =======         =======         =======       =======          =======
TOTAL RETURN+               1.73%          12.34%       (4.61)%           1.77%          12.29%       (4.61)%            8.43%
                          =======         =======       =======         =======         =======       =======          =======
RATIOS TO AVERAGE NET
  ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of
  period (in
  000's).............     $ 4,672        $  4,447       $ 2,268         $14,793        $ 38,900       $11,120         $ 99,071
Ratio of operating
  expenses to average
  net assets.........       2.40%**         2.52%         2.44%           2.40%**         2.52%         2.44%            1.40%**
Ratio of net
  investment
  income/(loss) to
  average net
  assets.............     (0.64)%**       (0.29)%       (0.13)%         (0.64)%**       (0.29)%       (0.13)%            0.36%**
Portfolio turnover
  rate...............         20%            125%           81%             20%            125%           81%              20%
Ratio of operating
  expenses to average
  net assets without
  fees reduced by
  credits allowed by
  the custodian......       2.41%**(a)      2.52%(a)        N/A           2.41%**(a)      2.52%(a)        N/A            1.41%**(a)
Ratio of operating
  expenses to average
  net assets without
  fee waivers and/or
  fees reduced by
  credits allowed by
  the custodian......       2.41%**(a)      2.52%(a)      2.44%           2.41%**(a)      2.52%(a)      2.44%            1.41%**(a)
Net investment
  income/(loss) per
  share without fee
  waivers and/or fees
  reduced by credits
  allowed by the
  custodian..........     $ (0.03)       $  (0.03)      $ (0.17)        $ (0.03)       $  (0.03)      $ (0.17)        $   0.02
Average commission
  rate paid (b)......     $0.0281             N/A           N/A         $0.0281             N/A           N/A         $ 0.0281

---------------------

   * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
   + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  ++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with results of operations.
 (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                           TARGET MATURITY 2002 FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                       CLASS A SHARES
                                                                                           --------------------------------------
                                                                                           SIX MONTHS
                                                                                              ENDED          YEAR        PERIOD
                                                                                            12/31/96        ENDED         ENDED
                                                                                           (UNAUDITED)     06/30/96     06/30/95*
                                                                                           -----------     --------     ---------
Net asset value, beginning of period.....................................................    $ 10.72       $ 10.78       $ 10.00
                                                                                             -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................................................       0.34          0.63          0.12
Net realized and unrealized gain/(loss) on investments...................................       0.17         (0.30)         0.66
                                                                                             -------       -------       -------
Total from investment operations.........................................................       0.51          0.33          0.78
LESS DISTRIBUTIONS:
Dividends from net investment income.....................................................      (0.71)        (0.39)           --
Distributions from net realized gains....................................................      (0.05)           --            --
                                                                                             -------       -------       -------
Total distributions......................................................................      (0.76)        (0.39)           --
                                                                                             -------       -------       -------
Net asset value, end of period...........................................................    $ 10.47       $ 10.72       $ 10.78
                                                                                             =======       =======       =======
TOTAL RETURN+                                                                                  4.75%         2.91%         7.80%
                                                                                             =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................................................    $ 3,161       $ 3,125       $ 2,626
Ratio of operating expenses to average net assets........................................      0.64%**       0.62%         0.74%**
Ratio of net investment income to average net assets.....................................      5.79%**       5.66%         5.22%**
Portfolio turnover rate..................................................................         0%            5%            0%
Ratio of operating expenses to average net assets without fees reduced by credits allowed
  by the custodian.......................................................................      0.68%**(a)    0.70% (a)       N/A
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed
  and/or fees reduced by credits allowed by the custodian................................      2.41%**(a)    2.55% (a)     4.71%**
Net investment income per share without fee waivers, expenses absorbed and/or fees
  reduced by credits allowed by the custodian............................................    $  0.24       $  0.41       $  0.03

---------------------

*     The Fund commenced operations on March 20, 1995.
**    Annualized.
+     Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
      The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
(a)   The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                               GLOBAL MONEY FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
CERTIFICATES OF DEPOSIT -- (YANKEE) -- 26.6%
 $8,000,000   Bank of Tokyo Ltd.,
                5.520% due 03/06/1997...............   $  8,000,000
  8,000,000   Banque Nationale de Paris,
                5.380% due 03/03/1997...............      7,999,823
  2,000,000   Deutsche Bank,
                5.690% due 10/28/1997...............      1,999,213
  5,000,000   Industrial Bank of Japan,
                5.470% due 02/10/1997...............      4,999,467
  5,000,000   Landesbank Hessen-Thueringen,
                6.010% due 07/18/1997...............      5,007,710
  8,400,000   National Westminster Bank USA,
                5.390% due 02/14/1997...............      8,399,992
  8,000,000   Sanwa Bank Ltd.,
                5.680% due 01/13/1997...............      8,000,027
  2,000,000   Societe Generale, New York,
                5.840% due 10/06/1997...............      1,999,562
                                                        -----------
              Total Certificates of
                Deposit -- (Yankee) (Cost
                $46,405,794)........................     46,405,794
                                                        -----------
COMMERCIAL PAPER -- (FOREIGN) -- 26.0%
  8,000,000   Asea Brown Boveri Capital Corporation,
                7.100% due 01/03/1997++.............      7,996,845
  8,000,000   Barclays U.S. Funding Corporation,
                5.700% due 01/03/1997++.............      7,997,458
  8,000,000   Bayerische Vereinsbank,
                5.400% due 01/06/1997++.............      7,994,000
  8,000,000   Commerzbank U.S. Finance Inc.,
                5.330% due 01/30/1997++.............      7,965,651
  5,000,000   Deutsche Bank,
                5.700% due 01/02/1997++.............      4,999,208
  8,500,000   Korea Development Bank,
                5.320% due 03/05/1997++.............      8,420,865
                                                        -----------
              Total Commercial Paper -- (Foreign)
                (Cost $45,374,027)..................     45,374,027
                                                        -----------
MEDIUM-TERM NOTES -- 15.7%
  5,000,000   Abbey National Treasury Services,
                5.640% due 11/03/1997...............      4,998,374
  5,000,000   Bayerische Landesbank,
                5.487% due 01/15/1997+..............      4,999,879
  2,500,000   Federal Home Loan Bank (FHLB),
                5.875% due 06/27/1997...............      2,498,484
  5,000,000   Key Bank N.A.,
                4.850% due 07/08/1997+..............      4,998,246
  5,000,000   John Deere Capital,
                5.850% due 07/03/1997...............      4,998,245

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
 $5,000,000   PNC Bank N.A.,
                5.504% due 12/11/1997+..............   $  4,996,513
                                                        -----------
              Total Medium-Term Notes
                (Cost $27,489,741)..................     27,489,741
                                                        -----------
COMMERCIAL PAPER -- (DOMESTIC) -- 15.1%
              AIG Funding Corporation:
 $3,000,000     5.950% due 01/02/1997++............... $  2,999,504
  4,000,000     5.350% due 01/30/1997++...............    3,982,761
  3,000,000   Coca-Cola Company,
                5.920% due 01/09/1997++.............      2,996,053
  8,500,000   General Electric Capital Corporation,
                5.390% due 01/06/1997++.............      8,493,637
  8,000,000   Koch Industries,
                7.100% due 01/02/1997++.............      7,998,422
                                                        -----------
              Total Commercial Paper -- (Domestic)
                (Cost $26,470,377)..................     26,470,377
                                                        -----------
CERTIFICATES OF DEPOSIT -- (DOMESTIC) -- 7.7%
  3,000,000   Bank of America,
                5.570% due 11/07/1997...............      2,998,756
  2,000,000   Bank of New York,
                5.550% due 04/01/1997...............      1,999,657
  8,500,000   First Union National Bank,
                5.360% due 02/18/1997...............      8,500,000
                                                        -----------
              Total Certificates of
                Deposit -- (Domestic)
                (Cost $13,498,413)..................     13,498,413
                                                        -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 6.9%
  7,085,000   Federal Home Loan Bank (FHLB),
                6.500% due 01/02/1997++.............      7,083,721
  5,000,000   Federal National Mortgage Association
                (FNMA),
                5.360% due 06/11/1997++.............      4,998,291
                                                        -----------
              Total U.S. Government Agency Discount
                Notes (Cost $12,082,012)............     12,082,012
                                                        -----------
TIME DEPOSIT -- 1.4% (Cost $2,499,884)
  2,500,000   NationsBank of Texas,
                4.900% due 02/05/1997...............      2,499,884
                                                        -----------
TOTAL INVESTMENTS (COST $173,820,248)......    99.4%    173,820,248
OTHER ASSETS AND LIABILITIES (NET).........     0.6       1,015,063
                                              -----    ------------
NET ASSETS.................................   100.0%   $174,835,311
                                              =====    ============

---------------------

 * Aggregate cost for federal tax purposes.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                           U.S. GOVERNMENT MONEY FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 87.1%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 32.5%
 $2,000,000   5.270% due 04/04/1997+.................   $ 1,999,761
  1,600,000   Discount Note, 5.760% due
                01/10/1997++.........................     1,597,732
  1,445,000   Discount Note, 5.650% due
                01/28/1997++.........................     1,438,985
  1,700,000   Discount Note, 5.440% due
                02/11/1997++.........................     1,689,681
  2,400,000   Discount Note, 5.350% due
                02/24/1997++.........................     2,381,280
  1,000,000   Discount Note, 5.520% due
                03/24/1997++.........................       987,768
  1,000,000   Discount Note, 5.520% due
                03/27/1997++.........................       987,321
                                                        -----------
              Total FNMAs (Cost $11,082,528).........    11,082,528
                                                        -----------
    STUDENT LOAN MARKETING ASSOCIATION
      (SLMA) -- 23.5%
  3,000,000   5.410% due 09/03/1997+.................     2,998,833
  5,000,000   5.570% due 11/20/1997+.................     5,002,776
                                                        -----------
              Total SLMAs (Cost $8,001,609)..........     8,001,609
                                                        -----------
    FEDERAL HOME LOAN BANK (FHLB) -- 19.0%
  2,000,000   5.300% due 03/05/1997..................     1,998,948
  2,000,000   5.486% due 05/23/1997+.................     1,999,317
  2,000,000   5.310% due 12/04/1997+.................     1,998,482
    500,000   Discount Note, 5.400% due
                02/21/1997++.........................       496,175
                                                        -----------
              Total FHLBs (Cost $6,492,922)..........     6,492,922
                                                        -----------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 8.2%
 $1,800,000   Discount Note, 5.380% due
                01/14/1997++.........................   $ 1,796,575
    600,000   Discount Note, 5.350% due
                01/17/1997++.........................       598,605
    400,000   Discount Note, 5.370% due
                02/28/1997++.........................       396,633
                                                        -----------
              Total FHLMCs (Cost $2,791,813).........     2,791,813
                                                        -----------
    FEDERAL FARM CREDIT BANK (FFCB) -- 3.9%
      (Cost $1,320,587)
  1,325,000   Discount Note, 5.550% due
                01/23/1997++.........................     1,320,587
                                                        -----------
              Total U.S. Government Agency
                Obligations (Cost $29,689,459).......    29,689,459
                                                        -----------
    U.S. TREASURY NOTE -- 5.8%
      (Cost $2,005,249)
  2,000,000   6.875% due 02/28/1997..................     2,005,249
                                                        -----------
TOTAL INVESTMENTS (COST $31,694,708*).......    92.9%    31,694,708
OTHER ASSETS AND LIABILITIES (NET)..........     7.1      2,406,189
                                               -----    -----------
NET ASSETS..................................   100.0%   $34,100,897
                                               =====    ===========

---------------------

 * Aggregate cost for federal tax purposes.
 + Variable rate securities payable upon not more than seven calendar days'
   notice. The interest rate shown reflects the rate currently in effect. ++ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                             CALIFORNIA MONEY FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
MUNICIPAL BONDS AND NOTES -- 99.1%
  CALIFORNIA -- 99.1%
              Alameda County, IDR:
 $2,400,000     Heat and Control Inc., Series 95A,
                4.250% due 11/01/2025++..............   $ 2,400,000
  2,400,000     JMS Family Partnership, Series 95A,
                4.250% due 10/01/2025++..............     2,400,000
  2,500,000   Alameda County, Transportation
                District, RAN, Series 96,
                4.250% due 01/30/1997................     2,500,956
              California Housing Finance Agency, Home
                Mortgage Revenue:
  2,120,000     Series 15A,
                4.250% due 08/01/2025++..............     2,120,000
  2,500,000     Series 96J,
                4.000% due 07/24/1997................     2,500,000
              California Pollution Control Financing
                Authority, Solid Waste Revenue:
  2,500,000     Sanifill Inc., Series 94A,
                4.100% due 08/01/2007++..............     2,500,000
  2,400,000     Western Waste Industries, Series 94A,
                4.100% due 10/01/2006++..............     2,400,000
  1,000,000   California State Economic Development
                Authority, IDR, National R.V. Inc.,
                4.400% due 12/01/2020++..............     1,000,000
  2,300,000   California State, GO, RAN, Series C2,
                4.050% due 06/30/1997++..............     2,300,000
              California Statewide Communities
                Projects, IDR:
  1,600,000     K.U.M. Ltd.,
                4.150% due 06/01/2022++..............     1,600,000
    420,000     Lorber Industries, Series 92,
                4.150% due 06/01/1998++..............       420,000
  1,355,000   Corona, MFHR, Country Hills Apartment
                Project, Series 95B,
                3.900% due 02/01/2020++..............     1,355,000
  1,600,000   Irvine Ranch, Series B5,
                4.000% due 12/01/2005++..............     1,600,000
    300,000   Irvine Ranch, Water District, GO,
                Series 85B,
                4.850% due 10/01/2009+...............       300,000
  2,400,000   Los Angeles County, MFHR, Studio
                Colony, Series 85C,
                4.200% due 05/01/2007++..............     2,400,000
  2,500,000   Moreno Valley, Unified School District,
                GO, TRAN, Series 96,
                4.500% due 06/30/1997................     2,505,921
              Newport Beach, Hoag Memorial
                Presbyterian Hospital:
  1,000,000     5.150% due 10/01/2022+...............     1,000,000
  1,200,000     Series 96A,
                5.150% due 10/01/2026+...............     1,200,000

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
  $ 300,000   Oceanside, MFHR, Riverview Springs,
                Series 90A,
                4.250% due 07/01/2020++..............   $   300,000
  2,000,000   Riverside County, GO, School Financing
                Authority, RAN, Series 96,
                4.625% due 07/17/1997................     2,005,956
  2,200,000   Sacramento County, MFHR, Briarwood
                Apartments, Series 85A,
                4.250% due 04/15/2007++..............     2,200,000
  1,980,000   San Francisco City and County, IDR,
                Hoefer Scientific, Series 92A,
                4.750% due 08/01/2007++..............     1,980,000
  2,000,000   Santa Ana Housing Authority, MFHR,
                Vintage Apartments, Series 96A,
                4.150% due 12/01/2022++..............     2,000,000
    785,000   Santa Clara County Housing Authority,
                MFHR, Avenida Espana Gardens, Series
                91A,
                4.150% due 10/01/2021++..............       785,000
  2,300,000   Southeast Resource Recovery Facilities
                Authority, Series 95B,
                4.200% due 12/01/2018++..............     2,300,000
  2,400,000   Vallejo, IDR, Meyer Cookware, Series
                93A,
                4.400% due 12/01/2023++..............     2,400,000

TOTAL
INVESTMENTS
  (COST                                                 -----------
  $46,472,833*).............................     99.1%   46,472,833
OTHER ASSETS AND LIABILITIES (NET)..........      0.9       406,552
                                               ------   -----------
NET ASSETS..................................   100.0%   $46,879,385
                                               ======   ===========

---------------------

  * Aggregate cost for federal tax purposes.
  + Variable rate demand notes payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate demand notes payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.

                  GLOSSARY OF TERMS
      GO          -- General Obligation Bonds
      IDR         -- Industrial Development Revenue
      MFHR        -- Multi-family Housing Revenue
      RAN         -- Revenue Anticipation Note
      TRAN        -- Tax and Revenue Anticipation Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                       SHORT TERM HIGH QUALITY BOND FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
ASSET-BACKED SECURITIES -- 25.1%
$   473,659   Advanta Mortgage Loan Trust, 1996-2-A1,
                6.740% due 11/25/2009................   $   475,553
              Conti-Mortgage Home Equity Loan Trust:
    300,000     1996-3-A2,
                6.950% due 07/15/2011................       302,529
    300,000     1996-4-A6,
                6.710% due 06/15/2014................       296,154
     23,175   EquiCredit, 1993-4-B1,
                5.650% due 12/15/2008................        22,312
              Green Tree Financial Corporation:
    450,000     1993-2-B2,
                8.000% due 07/15/2018................       455,904
    900,000     1995-1-B2,
                9.200% due 06/15/2025................       959,058
    500,000     1996-2-B2,
                7.900% due 04/15/2027................       491,250
    337,662   Green Tree NIM, 1994-B, Class A,
                7.850% due 07/15/2004................       341,461
    512,077   Green Tree Recreational, Equipment &
                Consumer, 1996-A, Class A1,
                5.550% due 02/15/2018................       504,779
    283,206   Green Tree Security Mortgage Trust,
                1994-A,
                6.900% due 02/15/2004................       282,189
    300,000   H & T Master Trust,
                8.430% due 08/15/2002+++.............       296,700
    200,000   Household Affinity Credit Card, 1993,
                4.950% due 03/15/1999................       199,936
              Merrill Lynch Mortgage Investors, Inc.:
    168,363     1991-B-A,
                9.200% due 04/15/2011................       171,255
    242,457     1991-I-A,
                7.650% due 01/15/2012................       245,562
    652,813     1992-B-A4,
                7.850% due 04/15/2012................       661,580
  1,270,061   Mid-State Trust, Series 4, Class A,
                8.330% due 04/01/2030................     1,345,224
              Standard Credit Card Trust:
    125,000     90-3B,
                9.850% due 07/10/1998**..............       127,344
    200,000     94-1A,
                4.650% due 03/07/1999**..............       199,812
    700,000   World Omni Automobile Lease
                Securitization, 1996-B,
                6.850% due 11/15/2002+++.............       701,969
                                                         ----------
              Total Asset-Backed Securities
                (Cost $8,348,674)....................     8,080,571
                                                         ----------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 23.1%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 12.2%
$   246,451   #038720, Seasoned,
                11.000% due 02/15/2010**.............   $   277,811
    200,443   #130183, Seasoned,
                11.000% due 05/15/2015**.............       227,186
    228,182   #131917, Seasoned,
                11.000% due 10/15/2015...............       258,626
     22,898   #132833, Seasoned,
                11.000% due 12/15/2015...............        25,990
     99,954   #139704, Seasoned,
                11.000% due 11/15/2015...............       113,290
    207,556   #140835, Seasoned,
                11.000% due 11/15/2015...............       234,867
    118,305   #189482, Seasoned,
                11.000% due 04/15/2020...............       134,450
  1,173,893   #267824, Seasoned,
                10.000% due 04/15/2018**.............     1,292,926
    314,349   #291375, Seasoned,
                11.000% due 08/15/2020**.............       357,996
    921,687   #780081, Seasoned,
                10.000% due 02/15/2025**.............     1,015,146
                                                         ----------
              Total GNMAs (Cost $3,865,883)..........     3,938,288
                                                         ----------
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
      (ARM) -- 7.7%
    597,838   Federal Home Loan Mortgage Corporation
                (FHLMC), #845988,
                7.792% due 11/01/2021+...............       623,993
              Federal National Mortgage Association
                (FNMA):
    480,048     #82247,
                6.125% due 04/01/2019+...............       477,797
    285,626     #124571,
                7.837% due 11/01/2022+...............       294,149
    322,177     #152205,
                7.366% due 01/01/2019+...............       332,045
    750,000     #313257,
                6.132% due 11/01/2035................       746,483
                                                         ----------
              Total ARMs (Cost $2,454,559)...........     2,474,467
                                                         ----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) --
 3.2%
    508,581   #250235, 7 Year Balloon,
                8.500% due 02/01/2002................       522,883
    452,014   #313030, Seasoned,
                10.00% due 05/01/2022................       498,201
                                                         ----------
              Total FNMAs (Cost $1,015,102)..........     1,021,084
                                                         ----------
              Total U.S. Government Agency Mortgage-
                Backed Securities (Cost
                $7,335,544)..........................     7,433,839
                                                         ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                       SHORT TERM HIGH QUALITY BOND FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
CORPORATE NOTES -- 21.7%
              Capital One Bank Corporation:
$   500,000     6.875% due 04/24/2000................   $   501,265
    300,000     7.000% due 04/30/2001................       300,966
    400,000   Colonial Realty, Sr. Note,
                7.500% due 07/15/2001................       406,000
    400,000   ERP Operating LP,
                8.500% due 05/15/1999+++.............       414,236
    330,000   Lockheed Martin Corporation,
                5.875% due 03/15/1998................       329,703
    175,000   Lyondell Petrochemical Company,
                8.250% due 03/15/1997................       175,772
    500,000   Oasis Residential Inc.,
                6.750% due 11/15/2001................       495,000
    500,000   Sun Communities Inc., Sr. Note,
                7.625% due 05/01/2003................       510,055
    500,000   Susa Partnership LP,
                7.125% due 11/01/2003................       498,750
              Taubman Realty Corporation, MTN:
    300,000     7.400% due 06/10/2002................       307,458
    500,000     7.500% due 06/15/2002................       503,925
              The Money Store, Inc.:
    600,000     9.160% due 09/09/1997+++.............       610,590
  1,500,000     7.630% due 04/15/1998+++.............     1,515,990
              Time Warner Inc.:
    300,000     7.450% due 02/01/1998................       303,303
    100,000     7.950% due 02/01/2000................       103,269
                                                         ----------
              Total Corporate Notes (Cost
                $6,596,287)..........................     6,976,282
                                                         ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.1%
     75,000   Chemical Mortgage Securities Inc.,
                1993-1-A4,
                7.450% due 02/25/2023**..............        75,445
              Countrywide Funding Corporation:
    110,834     1994-1-A3,
                6.250% due 03/25/2024................       106,054
  1,000,000     1994-2-A8,
                6.500% due 02/25/2009**..............       997,180
              Countrywide Mortgage-Backed
                Securities, Inc.:
     75,000     1994-A-A3,
                6.750% due 03/25/2024**..............        73,734
    170,000     1994-C-A5,
                6.375% due 03/25/2024**..............       165,378
    678,233   Federal Home Loan Mortgage Corporation
                (FHLMC), P/O, REMIC, #1719-C,
                Zero coupon due 04/15/1999...........       616,132
    451,350   Fund America Investors Corporation,
                1991-1-H,
                7.950% due 02/20/2020**..............       457,132
    528,609   General Electric Capital Mortgage
                Association, 1994-27-A1,
                6.500% due 07/25/2024**..............       525,635
    688,726   Norwest Asset Securities Corporation,
                1996-5-A13,
                7.500% due 11/25/2026................       692,169

   PRINCIPAL                                              VALUE
    AMOUNT                                               (NOTE 2)
---------------                                        ------------
                Prudential Home Mortgage Securities:
    >$ 269,687  1992-47,
                  7.500% due 01/25/2023.............   $    269,096
      924,706   1993-43-A1,
                  5.400% due 10/25/2023.............        912,851
      202,284   Ryland Acceptance Corporation,
                  8.950% due 08/20/2019.............        207,024
      100,000   Sears Mortgage Securities
                  Corporation,
                  1993-11-T4,
                  7.125% due 11/25/2020**...........         99,281
                                                       ------------
                Total Collateralized Mortgage
                  Obligations (Cost $5,191,399).....      5,197,111
                                                       ------------
FOREIGN BOND -- 4.2% (Cost $1,363,585)
NZD 1,975,000   Government of New Zealand,
                  8.138% due 04/09/1997++...........      1,367,732
                                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    $ 800,000   Federal Home Loan Bank (FHLB),
                  (Coupon rate is 6.250% until
                  06/30/1997),
                  7.250% due 06/11/1999.............        804,640
      425,000   Federal National Mortgage
                  Association
                  (FNMA), (Inverse Floater),
                  9.897% due 12/29/1997+............        438,813
                                                       ------------
                Total U.S. Government Agency
                  Obligations (Cost $1,231,342).....      1,243,453
                                                       ------------
U.S. TREASURY NOTE -- 3.1% (Cost $1,015,624)
     1,000,000  6.500% due 08/31/2001...............      1,010,940
                                                       ------------
COMMERCIAL PAPER -- 0.8% (Cost $254,000)
      254,000   Ford Motor Credit Company,
                  7.100% due 01/02/1997.............        254,000
                                                       ------------

                                      EXPIRATION    STRIKE
                                         DATE       PRICE
                                      -----------   ------
OPTIONS PURCHASED -- 0.0% #
    PUT OPTION PURCHASED ON FOREIGN
      CURRENCY -- 0.0% # (Cost $9,678)
NZD 1,975,000   New Zealand                                        6,016
                  Dollar Put........   04/07/1997   $0.685
                                                              ----------

   NUMBER OF
   CONTRACTS
---------------
    CALL OPTION PURCHASED ON FOREIGN
      INTEREST RATE FUTURES -- 0.0% # (Cost $20,170)
             60 Euro Dollar Call...   03/14/1997   $94.500         4,500
                                                              ----------
                                                                  10,516
                Total Options Purchased
                  (Cost $29,848)..........................
                                                              ----------
TOTAL INVESTMENTS (Cost $31,366,303*)...........     98.0%    31,574,444
                                                              ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                       SHORT TERM HIGH QUALITY BOND FUND

                         DECEMBER 31, 1996 (UNAUDITED)

   PRINCIPAL                       EXPIRATION    STRIKE        VALUE
    AMOUNT                            DATE       PRICE       (NOTE 2)
---------------                    -----------   ------     -----------
CALL OPTION WRITTEN ON FOREIGN
  CURRENCY -- (0.0)%# (Premium received $9,678)
 NZD  1,975,000  New Zealand                                $    (8,457)
                   Dollar Call...   04/07/1997   $0.715
                                                             ----------
OTHER ASSETS AND LIABILITIES (NET) ...........      2.0%        632,788
                                                   ----      ----------
NET ASSETS....................................    100.0%    $32,198,775
                                                   ====      ==========

---------------------
  * Aggregate cost for federal tax purposes.
 ** Security is pledged as collateral for option contracts.
  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++ Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

                GLOSSARY OF TERMS
      BALLOON   -- Five- and seven-year mortgages with larger
                   dollar amounts of payments falling due in the
                   later years of the obligation.
      LP        -- Limited Partnership
      MTN       -- Medium Term Note
      NZD       -- New Zealand Dollar
      P/O       -- Principal Only
      REMIC     -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                       SHORT TERM GLOBAL GOVERNMENT FUND

                         DECEMBER 31, 1996 (UNAUDITED)

    PRINCIPAL                                             VALUE
      AMOUNT                                             (NOTE 2)
------------------                                     ------------
FOREIGN BONDS AND NOTES -- 70.9%
    GERMAN DEUTSCHE MARK BONDS -- 13.3%
  DEM    3,475,000   Deutchmark Bank,
                       4.500% due 04/02/1998........   $  2,288,665
                     Federal Republic of Germany:
         6,700,000   6.000% due 02/20/1998..........      4,484,518
         2,040,000   5.250% due 10/20/1998..........      1,367,159
                                                       ------------
                     Total German Deutsche Mark
                       Bonds (Cost $7,935,484)......      8,140,342
                                                       ------------
    ITALIAN LIRA BONDS -- 12.0%
                     Italian Treasury Bonds:
 ITL 4,680,000,000   8.500% due 08/01/1997..........      3,099,844
     6,115,000,000   8.500% due 01/01/1999..........      4,198,671
                                                       ------------
                     Total Italian Lira Bonds
                       (Cost $6,550,436)............      7,298,515
                                                       ------------
    NEW ZEALAND DOLLAR BOND -- 8.6% (Cost $5,270,046)
  NZD    7,500,000   Government of New Zealand,
                       8.700% due 02/10/1997++......      5,256,911
                                                       ------------
    DANISH KRONER BOND -- 8.1% (Cost $5,038,017)
  DKK   26,600,000   Kingdom of Denmark,
                       9.000% due 11/15/1998........      4,910,213
                                                       ------------
    CANADIAN DOLLAR BONDS -- 6.0%
                     Government of Canada:
  CAD    2,250,000   6.000% due 09/01/1998..........      1,705,140
         2,600,000   6.500% due 08/01/1999..........      1,984,243
                                                       ------------
                     Total Canadian Dollar Bonds
                       (Cost $3,553,441)............      3,689,383
                                                       ------------
    GREAT BRITAIN POUND STERLING NOTES -- 5.9%
  GBP    1,250,000   Abbey National Treasury Note,
                       6.000% due 08/10/1999........      2,076,405
           870,000   United Kingdom Treasury Note,
                       8.000% due 12/07/2000........      1,530,846
                                                       ------------
                     Total Great Britain Pound
                       Sterling
                       Notes (Cost $3,260,049)......      3,607,251
                                                       ------------
    SPANISH PESETA BOND -- 5.0% (Cost $3,058,328)
  ESP  363,000,000   Government of Spain,
                       11.450% due 08/30/1998.......      3,019,757
                                                       ------------
    AUSTRALIAN DOLLAR BOND AND NOTE -- 4.5%
   AUD     785,000   Commonwealth of Australia,
                       7.000% due 08/15/1998........        630,821
         2,600,000   New South Wales Treasury Note,
                       7.500% due 02/01/1998........      2,092,699
                                                       ------------
                     Total Australian Dollar Bond
                       and
                       Note (Cost $2,611,256).......      2,723,520
                                                       ------------
    NETHERLANDS GUILDER BONDS -- 4.4%
                     Government of Netherlands:
  NLG    3,375,000   6.250% due 07/15/1998..........      2,035,627
         1,000,000   7.500% due 06/15/1999..........        628,502
                                                       ------------
                     Total Netherlands Guilder Bonds
                       (Cost $2,826,472)............      2,664,129
                                                       ------------

    PRINCIPAL                                             VALUE
      AMOUNT                                             (NOTE 2)
------------------                                     ------------
    SWEDISH KRONA BOND -- 3.1% (Cost $1,616,528)
  SEK   11,600,000   Kingdom of Sweden,
                       11.000% due 01/21/1999.......   $  1,913,746
                                                       ------------
                     Total Foreign Bonds and Notes
                       (Cost $41,720,057)...........     43,223,767
                                                       ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 6.9%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 5.9% (Cost $3,587,757)
       $ 3,299,262   Pass-through certificates,
                       10.000% due 03/15/2018-
                       02/15/2021...................      3,631,648
                                                       ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 1.0% (Cost $573,269)
           562,226   #141461,
                       7.781% due 11/01/2021+.......        586,475
                                                       ------------
                     Total U.S. Government Agency
                       Mortgage-Backed Securities
                       (Cost $4,161,026)............      4,218,123
                                                       ------------
      U.S. TREASURY NOTES -- 6.3%
         1,300,000   5.125% due 03/31/1998**........      1,291,303
         2,500,000   6.875% due 07/31/1999..........      2,552,000
                                                       ------------
                     Total U.S. Treasury Notes
                       (Cost $3,824,143)............      3,843,303
                                                       ------------
      ASSET-BACKED SECURITIES -- 5.3%
         2,697,203   Green Tree Security Mortgage
                       Trust, 1994-A,
                       6.900% due 02/15/2004........      2,687,510
           175,048   Household Finance Corporation,
                       1992-2-A3,
                       5.250% due 10/20/2007........        174,500
           217,604   Merrill Lynch Mortgage
                       Investors, Inc., 1992-B-A4,
                       7.850% due 04/15/2012........        220,528
           126,327   Old Stone Credit Corporation,
                       1992-A4,
                       6.550% due 11/25/2007........        125,991
                                                       ------------
                     Total Asset-Backed Securities
                       (Cost $3,212,980)............      3,208,529
                                                       ------------
      CORPORATE NOTES -- 4.9%
         2,000,000   Bank UTD Holdings, Sr. Note,
                       8.050% due 05/15/1998........      1,952,500
         1,000,000   Sun Communities Inc., Sr. Note,
                       7.625% due 05/01/2003........      1,020,110
                                                       ------------
                     Total Corporate Notes
                       (Cost $2,997,191)............      2,972,610
                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                       SHORT TERM GLOBAL GOVERNMENT FUND

                         DECEMBER 31, 1996 (UNAUDITED)

    PRINCIPAL                                             VALUE
      AMOUNT                                             (NOTE 2)
------------------                                     ------------
        INDEXED NOTES -- 3.2%
                     J.P. Morgan & Company:
        $1,304,000   (Value is directly linked to
                       the Philippine Peso),
                       9.700% due 01/21/1997........   $  1,316,349
           650,000   (Value is directly linked to
                       the South Korean Won),
                       9.825% due 02/05/1997........        638,010
                                                       ------------
                     Total Indexed Notes
                       (Cost $1,954,000)............      1,954,359
                                                       ------------
        COMMERCIAL PAPER -- 0.3% (Cost $169,000)
           169,000   Ford Motor Credit Company,
                       7.100% due 01/02/1997........        169,000
                                                       ------------

                                         EXPIRATION     STRIKE
                                            DATE        PRICE
                                         -----------  ----------
PUT OPTIONS PURCHASED ON FOREIGN CURRENCY -- 0.2%
    DEM   5,000,000  German Deutsche
                      Mark Put.........   03/03/1997  $   1.5670        18,500
    AUD   3,500,000  Australian Dollar
                      Put..............   03/07/1997      0.7897        19,950
   NZD    7,400,000  New Zealand Dollar
                      Put..............   03/13/1997      0.6850        13,311
 ITL 11,470,000,000  Italian Lira
                      Put..............   03/25/1997  1,567.7500        28,560
    DEM   2,924,300  German Deutsche
                      Mark Put.........   05/23/1997      1.5208        43,865
                                                                   -----------
                                                                       124,186
                     Total Put Options Purchased on Foreign
                      Currency (Cost $170,840)..................
                                                                   -----------
TOTAL INVESTMENTS (COST $58,209,237*)...............       98.0%    59,713,877
                                                                   -----------
CALL OPTIONS WRITTEN ON FOREIGN CURRENCY -- (0.2)%
    AUD   3,500,000  Australian Dollar
                      Call.............   03/07/1997  $   0.8075       (12,600)
   NZD    7,400,000  New Zealand Dollar
                      Call.............   03/13/1997      0.7073       (46,457)
 ITL 11,470,000,000  Italian Lira
                      Call.............   03/25/1997   1,508.150       (58,497)
                                                                   -----------
                                                                      (117,554)
                     Total Call Options Written on Foreign
                      Currency (Premiums received $101,465).....
                                                                   -----------
OTHER ASSETS AND LIABILITIES (NET)..................        2.2%     1,359,363
                                                            ----   -----------
NET ASSETS..........................................      100.0%   $60,955,686
                                                            ====     =========

---------------------

 * Aggregate cost for federal tax purposes.
** A portion of this security is pledged as collateral for option contracts.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Rate represents annualized yield at date of purchase.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE                    NET UNREALIZED
               ----------------------------------------------       APPRECIATION/
EXPIRATION                         VALUE IN      IN EXCHANGE        (DEPRECIATION)
   DATE        LOCAL CURRENCY       U.S. $        FOR U.S. $         OF CONTRACTS
-----------    ---------------    -----------    ------------     ------------------
 01/08/1997      CAD   685,541        500,691        516,220          $  (15,529)
 01/08/1997      CAD 3,009,175      2,197,782      2,254,824             (57,042)
 02/12/1997     DKK 10,900,000      1,854,635      1,891,146             (36,511)
 02/19/1997      DEM 2,924,300      1,906,541      1,950,756             (44,215)
 03/18/1997      NLG 6,456,263      3,756,061      3,750,000               6,061
                                                                      ----------
                                                                      $ (147,236)
                                                                      ----------
 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
               ----------------------------------------------       NET UNREALIZED
EXPIRATION                         VALUE IN      IN EXCHANGE         APPRECIATION
   DATE        LOCAL CURRENCY       U.S. $        FOR U.S. $         OF CONTRACTS
-----------    ---------------    -----------    ------------     ------------------
 01/08/1997      CAD 3,694,716      2,698,474      2,780,072          $   81,598
 01/08/1997      CAD 3,009,175      2,197,783      2,253,937              56,154
 02/07/1997     FRF  6,972,931      1,346,994      1,354,493               7,499
 02/11/1997     DKK 23,072,000      3,925,503      4,000,000              74,497
 02/12/1997     DKK 18,930,450      3,221,016      3,300,000              78,984
 02/19/1997      DEM 2,924,300      1,906,541      1,949,144              42,603
 02/24/1997     BEF 41,306,140      1,307,192      1,340,456              33,264
 02/24/1997     SEK 13,200,000      1,929,528      2,003,795              74,267
 02/25/1997      DEM 2,004,291      1,307,193      1,346,065              38,872
 03/13/1997      CHF 5,082,530      3,825,161      3,863,573              38,412
 03/18/1997     NLG 15,416,993      8,969,146      9,219,036             249,890
                                                                      ----------
                                                                      $  776,040
                                                                      ----------
               Net Unrealized Appreciation of Forward
               Foreign Currency Contracts....................         $  628,804
                                                                  ====================
            GLOSSARY OF TERMS
      AUD   -- Australian Dollar
      BEF   -- Belgian Franc
      CAD   -- Canadian Dollar
      CHF   -- Swiss Franc
      DEM   -- German Deutsche Mark
      DKK   -- Danish Kroner
      ESP   -- Spanish Peseta
      FRF   -- French Franc
      GBP   -- Great Britain Pound Sterling
      ITL   -- Italian Lira
      NLG   -- Netherlands Guilder
      NZD   -- New Zealand Dollar
      SEK   -- Swedish Krona

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                              U.S. GOVERNMENT FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES -- 109.2%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 52.8%
$54,689,507    6.500% due 08/01/2010-10/01/2025**...   $ 53,789,223
  2,295,892    7.000% due 07/01/2024-12/01/2026**...      2,261,811
 18,419,826    7.500% due 05/01/2010- 10/01/2010**...    18,725,080
  4,248,781    8.500% due 04/01/2019**..............      4,459,860
  1,267,058    8.750% due 01/01/2013**..............      1,326,357
 14,801,454    9.000% due 12/01/2008-08/01/2022**...     15,758,637
  1,130,204    9.500% due 06/01/2015-05/01/2017**...      1,224,358
    421,112    10.500% due
                 09/01/2009-05/01/2019**............        462,665
     85,028    10.750% due 12/01/2012**.............         93,427
    164,848    11.000% due
                 09/01/2015-02/01/2016**............        183,717
    193,341    11.750% due 07/01/2013**.............        216,361
     40,386    12.000% due 01/01/2015**.............         46,394
 81,500,000    Commitment to Purchase, GOLD,
                 7.500% due 04/16/2011..............     82,722,500
 26,000,000    Commitment to Purchase, GOLD,
                 7.500% due 07/15/2026..............     26,032,500
 28,450,000    Commitment to Purchase, GOLD,
                 6.500% due 02/18/2011..............     27,952,125
                                                        -----------
               Total FHLMCs (Cost $236,559,148).....    235,255,015
                                                        -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 35.3%
  7,779,859    7.000% due 01/15/2024-05/15/2026**...      7,614,463
 67,783,677    7.500% due 12/15/2022-04/15/2024**...     68,069,758
 56,246,811    9.000% due 10/15/2008-06/15/2022**...     60,268,404
  5,378,170    9.500% due 04/15/2016-11/15/2017**...      5,841,311
    958,157    10.000% due
                 02/15/2019-12/15/2020**............      1,054,622
    320,368    10.500% due
                 09/15/2018-07/15/2020**............        358,651
     80,058    11.000% due
                 07/15/2018-12/15/2019**............         91,087
 14,000,000    Commitment to Purchase, 7.500% due
                 12/15/2026.........................     14,008,750
                                                        -----------
               Total GNMAs (Cost $155,980,039)......    157,307,046
                                                        -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 11.8%
     41,824    5.500% due 02/01/2009**..............         39,694
  4,220,033    7.000% due 06/01/2010-11/01/2010**...      4,223,536
 11,840,904    8.000% due 05/01/2017-01/01/2025**...     12,235,829
  8,911,390    8.500% due 11/01/2017-09/01/2025**...      9,325,875
  3,914,257    9.000% due 06/01/2016-06/01/2021**...      4,171,008
  8,883,591    10.000% due
                 04/01/2016-05/01/2022**............      9,787,634
    136,711    10.500% due 06/01/2020**.............        151,706
    345,532    11.500% due
                 03/01/2011-07/01/2015**............        392,307
 12,000,000    Commitment to Purchase, 7.000% due
                 02/15/2011.........................     11,992,500
                                                        -----------
               Total FNMAs (Cost $51,553,817).......     52,320,089
                                                        -----------

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
    FEDERAL HOUSING ADMINISTRATION
      (FHA) -- 4.4%
               Audubon Villas:
$ 1,936,588    8.125% due 07/31/2036**..............   $  1,943,850
  3,338,212    8.125% due 07/31/2036, TBA**.........      3,350,730
  4,995,517    Lakeland Nursing Home,
                 7.875% due 12/01/2034**............      5,027,129
               University Park Apartments:
  1,165,194    7.875% due 01/01/2038**..............      1,159,368
  3,077,672    7.875% due 01/01/2038, TBA**.........      3,062,284
  5,000,000    Village Green,
                 8.250% due 09/01/2034**............      5,114,845
                                                        -----------
               Total FHAs (Cost $19,414,354)........     19,658,206
                                                        -----------
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
      (ARM) -- 4.2%
               Government National Mortgage
                 Association II:
  7,171,489    7.125% due 08/20/2020+**.............      7,329,477
 11,213,376    7.125% due 09/20/2020+**.............     11,462,201
                                                        -----------
               Total ARMs (Cost $18,758,307)........     18,791,678
                                                        -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
      (GNMA II) -- 0.7%

  1,425,534    9.500% due 02/20/2017-03/20/2021**...      1,534,969
    298,597    10.000% due 07/20/2019**.............        324,861
    119,764    10.500% due
                 09/20/2019-11/20/2019**............        134,029
    976,689    11.000% due
                 06/20/2019-07/20/2020**............      1,111,175
     49,969    11.500% due 08/20/2019**.............         57,589
                                                        -----------
               Total GNMA IIs (Cost $2,956,555).....      3,162,623
                                                        -----------
               Total U.S. Government Agency
                 Mortgage-
                 Backed Securities (Cost $485,222,220). 486,494,657
                                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.2%
  4,000,000    Aetna Commercial Mortgage Trust,
                 Series 95-C5, Class A2,
                 6.590% due 12/26/2030..............      3,996,667
  6,904,531    Asset Securitization Corporation,
                 Series 96-D2, Class A1,
                 6.920% due 02/14/2029..............      6,873,559
               Federal Home Loan Mortgage
                 Corporation (FHLMC), REMIC, Pass-
                 through certificates:
  2,500,000    Series 1288, Class HA,
                 5.500% due 11/15/2020**............      2,307,025
     22,856    Series 1551, Class H, (I/O),
                 1155.758% due 05/15/2001**.........         60,526

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                              U.S. GOVERNMENT FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
               Federal National Mortgage Association
                 (FNMA), REMIC, Pass-through
                 certificates:
$ 4,000,000      Trust 89-18, Class-C,
                 9.500% due 04/25/2004**............   $  4,375,000
     79,069      Trust 90-98, Class K, (I/O),
                 949.3846% due 08/25/2020**.........      1,517,638
     31,260      Trust 90-133, Class K, (I/O),
                 1009.500% due 11/25/2020**.........        927,342
  1,369,006      Trust 92-83, Class X,
                 7.000% due 02/25/2022**............      1,250,929
  5,000,000      Trust 93-4, Class HB,
                 11.000% due 01/25/2019**...........      5,707,800
 13,812,018      Trust 93-161, Class E, (P/O),
                 Zero coupon due 02/25/2023**.......      9,189,308
  4,925,534    JP Morgan Commercial Mortgage Finance
                 Corporation, Series 96-C3, Class
                 A1,
                 7.330% due 04/25/2028..............      5,038,668
 10,000,000    Merrill Lynch Mortgage Investors,
                 Inc., 1996-CL, Class A3,
                 7.420% due 04/25/2028**............     10,207,457
  2,894,241    New York City Housing Development
                 Corporation, Series 96,
                 6.750% due 06/25/2006**............      2,873,891
                                                        -----------
               Total Collateralized Mortgage
                 Obligations (Cost $51,876,383).....     54,325,810
                                                        -----------
SMALL BUSINESS ADMINISTRATION (SBA) -- 7.1%
  5,000,000    7.350% due 08/01/2005**..............      5,051,563
  2,840,002    8.500% due 01/01/2015**..............      3,037,027
  3,944,617    7.600% due 05/01/2016**..............      4,072,817
  3,938,730    7.550% due 06/01/2016**..............      4,032,890
  3,000,000    7.700% due 07/01/2016**..............      3,098,906
  8,500,000    7.200% due 10/01/2016**..............      8,550,469
  4,000,000    6.950% due 11/01/2016**..............      3,968,125
                                                        -----------
               Total SBAs (Cost $31,415,921)........     31,811,797
                                                        -----------
U.S. TREASURY NOTES -- 4.1%
    700,000    5.375% due 11/30/1997**..............        698,467
 17,376,000    6.500% due 10/15/2006**..............     17,471,047
                                                        -----------
               Total U.S. Treasury Notes
                 (Cost $17,950,762).................     18,169,514
                                                        -----------

REPURCHASE AGREEMENT -- 5.4% (Cost $24,200,000)
$24,200,000    Agreement with Lehman Brothers Inc.,
                 5.800% dated 12/31/1996, to be
                 repurchased at $24,207,798 on
                 01/02/1997, collateralized by
                 $16,180,000 U.S. Treasury Bonds,
                 11.250% due 02/15/2015
                 (Market Value -- $24,686,522)......   $ 24,200,000
                                                        -----------
TOTAL INVESTMENTS (Cost $610,665,286*)....    138.0%     615,001,778
                                             ------     ------------

 NUMBER OF                         EXPIRATION    STRIKE
 CONTRACTS                            DATE        PRICE
-----------                        ----------    -------
PUT OPTION WRITTEN ON U.S TREASURY
  BOND -- (0.0)%# (Premium received $171,953)
     17,750   U.S. Treasury                      $100.00         (146,992)
                Bond.............  02/14/1997
                                                                   ------
OTHER ASSETS AND LIABILITIES (NET)........   (38.0)%   (169,407,476)
                                             -----    -------------
NET ASSETS................................   100.0%   $ 445,447,310
                                             =====     ============

---------------------

 * Aggregate cost for federal tax purposes.
** A portion or all of these securities are pledged as collateral for futures contracts and dollar roll transactions.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
 # Amount represents less than 0.1% of net assets.

NUMBER OF                                              UNREALIZED
CONTRACTS                                            (DEPRECIATION)
----------                                           --------------
 FUTURES CONTRACTS -- LONG POSITION
      102     U.S. Treasury Bond, Thirty Year,
                March 1997........................   $      (43,786)
                                                       ============
                  GLOSSARY OF TERMS
      GOLD        -- Payments are on an accelerated 45-day
                     payment cycle instead of 75-day payment
                     cycle
      I/O         -- Interest Only
      P/O         -- Principal Only
      REMIC       -- Real Estate Mortgage Investment Conduit
      TBA         -- To Be Announced

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                             CORPORATE INCOME FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
   AMOUNT                                                (NOTE 2)
------------                                           ------------
CORPORATE BONDS AND NOTES -- 93.4%
MANUFACTURING -- 20.6%
 $ 4,000,000   Boeing Company, Deb.,
                 8.750% due 08/15/2021**............   $  4,710,000
   5,000,000   Caterpillar Inc., Sinking Fund Deb.,
                 9.750% due 06/01/2019**............      5,543,750
               Ford Motor Company, Deb.:
   3,750,000     8.875% due 01/15/2022..............      4,326,562
   8,000,000     8.875% due 11/15/2022..............      8,640,000
  14,500,000   General Motors Corporation, Deb.,
                 9.400% due 07/15/2021..............     17,436,250
   7,800,000   Textron Inc., Deb.,
                 8.750% due 07/01/2022..............      8,541,000
  10,450,000   Tyco Laboratories, Inc., Deb.,
                 9.500% due 05/01/2022..............     12,291,813
   1,000,000   V.F. Corporation, Note,
                 9.500% due 05/01/2001..............      1,110,000
                                                       ------------
                                                         62,599,375
                                                       ------------
INDUSTRIAL -- 11.7%
   2,000,000   AMAX Inc., Note,
                 9.875% due 06/13/2001..............      2,230,000
   6,000,000   Circus Circus Enterprises Inc., Sr.
                 Note,
                 6.450% due 02/01/2006..............      5,692,500
   6,030,000   Conrail Inc., Deb.,
                 9.750% due 06/15/2020..............      7,552,575
   5,000,000   du Pont (E.I.) de Nemours & Company,
                 Deb.,
                 8.250% due 01/15/2022**............      5,250,000
   6,500,000   Ogden Corporation, Deb.,
                 9.250% due 03/01/2022..............      7,434,375
   6,860,000   Praxair, Inc., Deb.,
                 8.700% due 07/15/2022..............      7,477,400
                                                       ------------
                                                         35,636,850
                                                       ------------
FOREST PRODUCTS -- 10.3%
   6,351,000   Boise Cascade Corporation, Deb.,
                 9.450% due 11/01/2009..............      7,343,344
   3,010,000   Federal Paper Board Company, Deb.,
                 10.000% due 04/15/2011.............      3,743,687
               Georgia-Pacific Corporation, Deb.:
   5,000,000     9.875% due 11/01/2021..............      5,606,250
   7,000,000     9.500% due 05/15/2022..............      7,673,750
   6,000,000   James River Corporation, Deb.,
                 9.250% due 11/15/2021..............      6,907,500
                                                       ------------
                                                         31,274,531
                                                       ------------
REGIONAL BANKS -- 7.2%
     400,000   Banc One Corporation, Sub. Note,
                 10.000% due 08/15/2010.............        497,500
   1,000,000   Barnett Banks, Florida, Inc., Sub.
                 Note,
                 10.875% due 03/15/2003.............      1,202,500
   1,100,000   First Interstate Bancorp, Sub. Note,
                 9.125% due 02/01/2004..............      1,238,875
   1,000,000   Mellon Financial Company, Sub. Deb.,
                 9.750% due 06/15/2001..............      1,118,750
               NCNB Corporation, Sub. Note:
   4,200,000     9.375% due 09/15/2009..............      4,961,250
  10,125,000     10.200% due 07/15/2015**...........     12,833,437
                                                       ------------
                                                         21,852,312
                                                       ------------

 PRINCIPAL                                                VALUE
   AMOUNT                                                (NOTE 2)
------------                                           ------------
ENERGY -- 6.9%
   2,850,000   BP America Inc., Guaranteed Deb.,
                 (British Petroleum Company),
                 10.000% due 07/01/2018.............   $  3,085,125
   8,700,000   Occidental Petroleum Corporation, Sr.
                 Deb.,
                 11.125% due 08/01/2010.............     11,386,125
   5,950,000   Phillips Petroleum Company, Deb.,
                 9.180% due 09/15/2021**............      6,567,312
                                                       ------------
                                                         21,038,562
                                                       ------------
ELECTRIC -- 6.4%
   5,000,000   Louisiana Power & Light Company,
                 First Mortgage,
                 8.500% due 07/01/2022..............      5,068,750
   5,000,000   Mississippi Power & Light Company,
                 First and Refundable Mortgage,
                 8.650% due 01/15/2023..............      5,337,500
   2,000,000   Philadelphia Electric Company,
                 First and Refundable Mortgage,
                 8.250% due 09/01/2022..............      2,065,000
               Texas Utilities Electric Company,
                 First Mortgage:
   1,200,000     8.875% due 02/01/2022..............      1,293,000
   3,000,000     8.750% due 11/01/2023..............      3,206,250
   2,050,000   Utilicorp United Inc., Sr. Note,
                 10.500% due 12/01/2020.............      2,339,563
                                                       ------------
                                                         19,310,063
                                                       ------------
GAS -- 6.0%
  12,625,000   ANR Pipeline Company, Deb.,
                 9.625% due 11/01/2021..............     15,576,094
   2,500,000   Panhandle Eastern Pipe Line Company,
                 Deb.,
                 8.625% due 04/15/2025..............      2,631,250
                                                       ------------
                                                         18,207,344
                                                       ------------
FINANCIAL -- 5.7%
   2,000,000   American General Corporation,
                 9.625% due 02/01/2018..............      2,147,500
               Barclays North American Capital
                 Corporation, Capital Note:
   1,000,000     10.500% due 12/15/2017**...........      1,085,000
   9,000,000     9.750% due 05/15/2021**............     10,496,250
   2,000,000   Ford Holdings, Inc., Deb.,
                 9.375% due 03/01/2020**............      2,397,500
   1,000,000   GATX Leasing Corporation, MTN,
                 10.000% due 03/21/2001.............      1,117,500
                                                       ------------
                                                         17,243,750
                                                       ------------
MEDIA -- 5.5%
               Tele-Communications, Inc.:
   3,950,000     Sr. Deb.,
                 9.250% due 01/15/2023..............      3,930,250
   4,000,000     Sr. Note,
                 9.250% due 04/15/2002..............      4,265,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                             CORPORATE INCOME FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
   AMOUNT                                                (NOTE 2)
------------                                           ------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
    MEDIA -- (CONTINUED)
  $7,760,000   Time Warner Inc., Deb.,
                 9.150% due 02/01/2023..............   $  8,429,300
                                                       ------------
                                                         16,624,550
                                                       ------------
YANKEE (U.S. DOLLAR DENOMINATED) -- 5.4%
   8,500,000   Petro-Canada, Deb.,
                 9.250% due 10/15/2021..............     10,316,875
   5,750,000   Trans-Canada Pipeline Corporation,
                 Deb.,
                 8.500% due 03/20/2023..............      6,087,813
                                                       ------------
                                                         16,404,688
                                                       ------------
TRANSPORTATION -- 5.0%
               United Air Lines Inc.:
   5,000,000     Equipment Trust certificates,
                 10.850% due 07/05/2014.............      6,037,500
                 Pass-through certificates:
   3,000,000     9.080% due 10/26/2015..............      3,142,500
   5,500,000     9.560% due 10/19/2018..............      6,036,250
                                                       ------------
                                                         15,216,250
                                                       ------------
RETAIL -- 2.3%
               May Department Stores Company, Deb.:
   1,500,000     9.875% due 06/15/2021**............      1,726,875
   5,100,000     8.375% due 10/01/2022**............      5,335,875
                                                       ------------
                                                          7,062,750
                                                       ------------
TELECOMMUNICATIONS -- 0.4%
               GTE Corporation:
     250,000     Deb.,
                 10.300% due 11/15/2017.............        269,687
   1,000,000     Sinking Fund Deb.,
                 10.750% due 09/15/2017.............      1,076,250
                                                       ------------
                                                          1,345,937
                                                       ------------
               Total Corporate Bonds and Notes
                 (Cost $270,880,858)................    283,816,962
                                                       ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES -- 18.5%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                 (GNMA) --  7.7% (Cost $23,503,125)
  23,000,000   Commitment to Purchase, GOLD,
                   8.000% due 01/01/2027............     23,445,625
                                                       ------------
 PRINCIPAL                                                VALUE
   AMOUNT                                                (NOTE 2)
------------                                           ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 7.1%
 $18,000,000   Commitment to Purchase,
                 8.000% due 01/01/2027..............   $ 18,315,000
               GOLD:
   2,125,606     #C00362,
                 9.000% due 06/01/2024..............      2,246,500
   1,132,835     #C80253,
                 9.000% due 01/01/2025..............      1,197,265
                                                       ------------
               Total FHLMCs (Cost $21,779,622)......     21,758,765
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 3.7%                                    (Cost $11,154,688)
  11,000,000   Commitment to Purchase,
                 7.500% due 01/01/2012..............     11,158,125
                                                       ------------
               Total U.S. Government Agency
                 Mortgage-Backed Securities (Cost
                 $56,437,435).......................     56,362,515
                                                       ------------
U.S. TREASURY BOND -- 1.9% (Cost $5,658,750)
   4,000,000   13.750% due 08/15/2004...............      5,756,480
                                                       ------------
   SHARES
------------
INVESTMENT COMPANY SECURITY -- 2.0%
               (Cost $6,216,139)
   6,216,139   Lehman Provident Tempfund............      6,216,139
                                                       ------------
TOTAL INVESTMENTS (COST $339,193,182*).....   115.8%    352,152,096
OTHER ASSETS AND LIABILITIES (NET).........   (15.8)    (48,056,692)
                                              -----    ------------
NET ASSETS.................................   100.0%   $304,095,404
                                              =====    ============

---------------------

 * Aggregate cost for federal tax purposes.
** Security is pledged as collateral for dollar roll transactions.

                  GLOSSARY OF TERMS
      GOLD        -- Payments are on an accelerated 45-day
                     payment cycle instead of 75-day payment cycle
      MTN         -- Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                           CALIFORNIA MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- 97.3%
    CALIFORNIA -- 96.8%
               Alameda, Improvement Board Act of
                 1915, Marina Village Assessment
                 District, Series 89-1:
$ 3,075,000      7.650% due 09/02/2013..............   $  3,168,542
  3,310,000      7.650% due 09/02/2014..............      3,410,425
  5,360,000    Alhambra, Improvement Board Act of
                 1915, Assessment District No. 1,
                 Public Works, (MBIA Insured),
                 6.125% due 09/02/2018..............      5,594,500
  4,000,000    Anaheim, Public Financing Authority
                 Revenue, Residual Interest Bond,
                 (MBIA Insured),
                 6.450% due 12/28/2018+.............      4,305,000
  1,000,000    Arcadia, Hospital Revenue Authority,
                 (Methodist Hospital),
                 6.500% due 11/15/2012..............      1,031,250
  2,000,000    Barstow Redevelopment Agency, Central
                 Redevelopment Project, Tax
                 Allocation, Series A, (MBIA
                 Insured),
                 7.000% due 09/01/2014..............      2,385,000
  1,000,000    Brea & Olinda, Unified School
                 District, (High School Refinancing
                 Project), COP, Series A, (FSA
                 Insured),
                 6.000% due 08/01/2009..............      1,052,500
  1,535,000    Brisbane, (Capital Improvement
                 Refinancing Project), COP,
                 6.000% due 04/01/2018..............      1,517,731
  4,795,000    California Educational Facilities
                 Authority Revenue, (College of
                 Osteopathic Medicine),
                 7.500% due 06/01/2018..............      5,574,188
               California Health Facilities
                 Authority Revenue:
  1,540,000      (Aids Healthcare Foundation), Series
                 C,
                 6.250% due 09/01/2017..............      1,580,425
  1,000,000      (Kaiser Permanent), Series A,
                 7.000% due 12/01/2010..............      1,083,750
  1,000,000    California Housing Finance Agency,
                 Home Mortgage, Series N, AMT,
                 6.375% due 02/01/2027..............      1,010,000
               California Housing Finance Agency,
                 Home Ownership & Improvement
                 Revenue:
  1,785,000      Series 1988G, AMT,
                 8.150% due 08/01/2019..............      1,845,244
  2,520,000      Series 1989D, AMT,
                 7.500% due 08/01/2020..............      2,630,250
  5,010,000      Series C, AMT,
                 6.650% due 08/01/2014..............      5,241,713
    665,000      Series D, (MBIA Insured), AMT,
                 6.300% due 08/01/2014..............        681,625
  2,630,000      Series F, (MBIA Insured), AMT,
                 6.800% due 08/01/2014..............      2,787,800
  4,370,000      Series F-2,
                 7.250% due 08/01/2016..............      4,615,812

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
               California, Pollution Control
                 Financing Authority, PCR:
$ 1,000,000    (Keller Canyon Landfill Company
                 Project), AMT,
                 6.875% due 11/01/2027..............   $  1,071,250
  2,900,000    (Mobile Oil Corporation), AMT,
                 5.500% due 12/01/2029..............      2,813,000
  5,000,000    (Pacific Gas and Electric), Series B,
                 (AMBAC Insured), AMT,
                 8.875% due 01/01/2010..............      5,305,050
  2,500,000    (San Diego Gas and Electric), Series
                 A, (AMBAC Insured), AMT,
                 5.850% due 06/01/2021..............      2,503,125
               (Southern California Edison Company):
 13,250,000    Series B, (AMBAC Insured), AMT,
                 6.400% due 12/01/2024..............     14,045,000
  5,000,000    Series B, (FGIC Insured), AMT,
                 6.400% due 12/01/2024..............      5,300,000
  4,000,000      Series C, (AMBAC Insured),
                 6.000% due 07/01/2027+.............      4,050,000
  6,565,000      (Tracy Material Recovery Project),
                 Series A, AMT,
                 6.600% due 08/01/2014..............      6,679,888
  5,000,000      (Waste Management), Series A, AMT,
                 7.150% due 02/01/2011..............      5,437,500
  3,100,000      (Waste Removal Systems), Series A,
                 AMT,
                 7.100% due 11/01/2009..............      3,274,375
  2,250,000    California Residential Efficiency
                 Financing Authority, (First
                 Resource Efficiency), (AMBAC
                 Insured),
                 6.000% due 07/01/2017..............      2,323,125
  1,425,000    California Rural Home Mortgage
                 Finance Authority, SFMR,
                 Mortgage-Backed Securities Project,
                 Series A-2,
                 (GNMA Insured), AMT,
                 7.950% due 12/01/2024..............      1,556,812
  7,750,000    California State, GO, (MBIA Insured),
                 6.000% due 10/01/2014..............      8,089,063
               California Statewide Communities
                 Development Authority, COP:
  3,000,000      (Cedars-Sinai Medical Center),
                 (MBIA Insured),
                 6.500% due 08/01/2012..............      3,292,500
  2,235,000      (Childrens Campus),
                 6.500% due 09/01/2022..............      2,327,194
  2,000,000      (Huntington Memorial Hospital),
                 (CONNIE LEE Insured),
                 5.800% due 07/01/2026..............      2,000,000
  3,500,000    Capistrano Unified School District,
                 Community Facilities District,
                 Supplemental Tax, (Aliso Viejo),
                 #87-1, Pre-refunded,
                 8.375% due 10/01/2020..............      4,051,250
  5,795,000    Carson, Improvement Board Act of
                 1915, GO,
                 7.375% due 09/02/2022..............      6,063,019
               Centralia, School District, COP,
                 Pre-refunded:
    775,000      Zero coupon due 06/01/2008.........        399,125
    835,000      Zero coupon due 06/01/2009.........        400,800
    890,000      Zero coupon due 06/01/2010.........        396,050
    940,000      Zero coupon due 06/01/2011.........        390,100
  1,010,000      Zero coupon due 06/01/2012.........        390,112
  1,075,000      Zero coupon due 06/01/2013.........        387,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    CALIFORNIA -- (CONTINUED)
$ 4,675,000    Chula Vista, IDR, (San Diego Gas
                 and Electric), Series A, AMT,
                 (AMBAC Insured),
                 6.400% due 12/01/2027..............   $  4,955,500
  2,980,000    Chula Vista, Redevelopment Agency,
                 Tax Allocation Revenue,
                 8.625% due 09/01/2024..............      3,527,575
  2,250,000    Contra Costa County, COP,
                 (Merrithew Memorial Hospital),
                 6.625% due 11/01/2022..............      2,368,125
               Contra Costa County, Finance
                 Authority, Tax Allocation Revenue,
                 Series A:
  1,595,000      7.000% due 08/01/2009..............      1,720,606
  1,000,000      7.100% due 08/01/2022..............      1,073,750
  7,749,000    Contra Costa County, MFHR, (Crescent
                 Park Apartments Project), Series B,
                 (GNMA Insured),
                 7.800% due 06/20/2034..............      8,543,273
  3,270,000    Delano, COP, Series A,
                 9.250% due 01/01/2022..............      3,670,575
  1,985,000    El Cajon, COP, (Helix View Nursing
                 Hospital), Limited Obligation,
                 Series 1990, AMT, (FHA Insured),
                 7.750% due 02/01/2029..............      2,026,943
  1,000,000    El Centro, Redevelopment Agency, Tax
                 Allocation, (El Centro
                 Redevelopment Project), (MBIA
                 Insured),
                 6.375% due 11/01/2017..............      1,073,750
  4,935,000    Fairfield Housing Authority Revenue,
                 Mortgage Revenue,
                 (Creekside Estates Project),
                 7.875% due 02/01/2015..............      5,058,375
  5,000,000    Foothill Eastern Transportation
                 Corridor Agency, Series A,
               Zero coupon due 01/01/2008...........      3,243,750
               Gilroy, Unified School District, COP,
                 (Measure J Capital Projects),
                 (FSA Insured):
  1,135,000      6.000% due 09/01/2007..............      1,228,638
  2,000,000      6.250% due 09/01/2012..............      2,125,000
  1,250,000    Kings County, Waste Management
                 Authority, Solid Waste Revenue,
                 AMT,
                 7.200% due 10/01/2014..............      1,343,750
  1,500,000    La Verne, Public Financing Authority,
                 Capital Improvement,
                 7.250% due 09/01/2026..............      1,563,750
 12,690,000    Long Beach, Harbor Revenue, Series
                 1989A, AMT, (MBIA Insured),
                 7.250% due 05/15/2019..............     13,387,950
               Los Angeles, Community Redevelopment
                 Agency, AMT:
  1,425,000    5.850% due 12/01/2026................      1,341,281
  3,605,000    COP, (Allright Garage L.A.),
                 7.550% due 10/01/2008..............      4,253,900
  3,490,000    Series C, (AMBAC Insured),
                 6.750% due 07/01/2014..............      3,686,312
 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
$ 3,000,000    Los Angeles County, MFHR,
                 (GNMA Insured), AMT,
                 7.400% due 01/20/2022..............   $  3,090,840
               Los Angeles County, Residual Interest
                 Bond:
  4,200,000      6.600% due 11/01/2011+.............      4,383,750
  1,000,000      9.025% due 06/01/2015+.............      1,032,500
  3,740,000    (Edmund D. Edelman Children's
                 Center), COP, (AMBAC Insured),
                 6.000% due 04/01/2012..............      3,847,525
 11,110,000    (Pension Obligation), COP,
                 (MBIA Insured),
                 6.900% due 06/30/2008..............     12,929,262
  1,475,000    Los Angeles County, Single Family
                 Housing Revenue, Series B,
                 (GNMA Insured),
                 7.600% due 08/01/2016..............      1,557,969
    660,000    Los Angeles Home Mortgage Revenue,
                 Mortgage-Backed Securities Project,
                 (GNMA Insured),
                 8.100% due 05/01/2017..............        707,025
  2,000,000    Los Angeles, Los Angeles Convention
                 and Exposition Center, Series 1990,
                 (AMBAC Insured),
                 Zero coupon due 08/15/2002.........      1,545,000
    530,000    Los Angeles, SFMR, Program 1990,
                 Issue A, GNMA collateralized, AMT,
                 7.550% due 12/01/2023..............        551,200
  7,000,000    National City Community Development
                 Revenue, Series A, (AMBAC Insured),
                 6.250% due 08/01/2012..............      7,358,750
  3,500,000    Novato, Special Tax Revenue,
                 (Community Facilities District),
                 7.200% due 08/01/2015..............      3,600,625
  2,000,000    Oakland, Revenue Bonds,
                 (YMCA East Bay Project),
                 7.100% due 06/01/2010..............      2,095,000
               Oakland, Unified School District:
  2,645,000      7.000% due 11/15/2011..............      2,773,944
  3,445,000      COP, Energy Retrofit,
                 6.750% due 11/15/2014..............      3,505,287
  3,000,000    Ontario, Redevelopment Agency, MFHR,
                 (Sunnyside III & Daisy XX-C),
                 FNMA collateralized,
                 5.300% due 01/01/2027..............      3,000,000
  1,400,000    Orange County, Airport Revenue, AMT,
                 (John Wayne International Airport),
                 6.625% due 07/01/2017..............      1,405,292
  4,500,000    Palm Desert, Financing Authority, Tax
                 Allocation Revenue, (MBIA Insured),
                 (Inverse Floater),
                 8.705% due 04/01/2022+.............      4,910,625
  1,150,000    Palm Springs, Financing Authority,
                 (Convention Center Project), Series
                 A, (MBIA Insured),
                 6.750% due 11/01/2021..............      1,254,938
  3,000,000    Pasadena, Special Tax No. 1,
                 7.200% due 12/01/2012..............      3,127,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    CALIFORNIA -- (CONTINUED)
               Port Oakland, AMT:
                 (Mitsu Osk Lines Ltd.), Series A:
$ 3,030,000      6.750% due 01/01/2012..............   $  3,185,287
  2,300,000      6.800% due 01/01/2019..............      2,406,375
 12,500,000    Port Revenue, Series 1989A,
                 (MBIA/BIGI Insured),
                 7.600% due 11/01/2016..............     12,869,750
  3,000,000    Rancho, Water District Financing
                 Authority, Residual Interest Bond,
                 (AMBAC Insured), Pre-refunded,
                 8.874% due 08/17/2021+.............      3,603,750
  2,750,000    Redding, Electrical Systems Revenue,
                 COP, (Inverse Floater), (MBIA
                 Insured),
                 8.751% due 07/08/2022+.............      3,341,250
  1,000,000    Redondo Beach, Public Financing
                 Authority Revenue, (South Bay
                 Center Redevelopment Project),
                 7.125% due 07/01/2026..............      1,030,000
  2,705,000    Riverside County, Housing Authority,
                 MFHR, (Brandon Place Apartments),
                 Series B, AMT, (FNMA Insured),
                 5.625% due 07/01/2029..............      2,694,856
  1,500,000    Riverside, School District, Special
                 Project,
                 7.250% due 09/01/2018..............      1,526,250
  6,500,000    Sacramento County, Airport System
                 Revenue, Series 1989, AMT,
                 (AMBAC Insured),
                 7.000% due 07/01/2020..............      6,955,000
 10,000,000    San Bernardino County, Residual
                 Interest Bond, COP, (MBIA Insured),
                 7.650% due 07/01/2016+.............      9,750,000
  4,000,000    San Diego County, Residual Interest
                 Bond, COP, Series B, (MBIA
                 Insured),
                 8.670% due 04/08/2021+.............      4,455,000
  3,000,000    San Dimas, MFHR, (Sunnyside I
                 Apartments), Series A,
                 FNMA collateralized,
                 5.300% due 01/01/2027..............      3,003,750
  3,000,000    San Francisco, City and County,
                 Airport Commission, International
                 Airport Revenue, Second Series,
                 Issue 8A, AMT (FGIC Insured),
                 6.250% due 05/01/2020..............      3,127,500
               San Francisco, City and County,
                 Multi-family Mortgage Revenue,
                 Series A, (FNMA Insured):
  1,000,000      6.350% due 02/15/2012..............      1,022,500
  1,250,000      6.450% due 02/15/2024..............      1,271,875
               San Francisco, City and County,
                 Redevelopment Agency, Lease
                 Revenue, Capital Appreciation,
                 (George R. Moscone Project):
  3,500,000      Zero coupon due 07/01/2007.........      1,942,500
  4,500,000      Zero coupon due 07/01/2010.........      2,030,625
  3,750,000      Zero coupon due 07/01/2011.........      1,584,375
  4,250,000      Zero coupon due 07/01/2013.........      1,572,500
    275,000    San Francisco, City and County, SFMR,
                 AMT, GNMA and FNMA Mortgage-Backed
                 Securities Program,
                 7.450% due 01/01/2024..............        287,375
 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
$   575,000    San Jose, Airport Revenue Authority,
                 (San Jose Airport), AMT, (AMBAC
                 Insured), Unrefunded,
                 7.500% due 03/01/2018..............   $    605,187
  2,645,000    San Jose, Financing Authority
                 Revenue, Series C,
                 7.000% due 09/02/2015..............      2,698,720
  1,000,000    Santa Clara, Improvement Board Act of
                 1915, Assessment District 187,
                 Series 1996-1,
                 7.000% due 09/02/2011..............      1,017,500
  3,000,000    Santa Clarita, Community Development
                 Authority,
                 7.500% due 11/15/2012..............      3,135,000
  4,765,000    Santa Rosa, Mortgage Revenue,
                 (Channate Lodge), (FHA Insured),
                 6.700% due 12/01/2024..............      4,979,425
  1,700,000    Shafter, Joint Powers Financing
                 Authority, Lease Revenue,
                 (Community Correctional Facilities
                 Project), Series A,
                 5.950% due 01/01/2011..............      1,708,500
  2,000,000    Shasta Lake, COP, (FSA Insured),
                 6.000% due 04/01/2016..............      2,060,000
     10,000    Sonoma County, Home Mortgage Revenue,
                 SFMR,
                 9.125% due 06/01/2015..............         10,475
               South Orange County, Public Financing
                 Authority, Special Tax Revenue, Sr.
                 Lien, Series A, (MBIA Insured):
  5,000,000      7.000% due 09/01/2008..............      5,868,750
  5,000,000      6.200% due 09/01/2013..............      5,218,750
  2,000,000    Southern California, Home Financing
                 Authority, MFHR, (The Fountains
                 Project), Issue A, AMT, FNMA
                 collateralized,
                 5.400% due 01/01/2027..............      1,997,500
               Southern California, Housing Finance
                 Agency, SFMR, GNMA and FNMA
                 Mortgage-Backed Securities Program:
  1,095,000      Series 1988A, AMT, GNMA
                 collateralized,
                 8.125% due 02/01/2021..............      1,182,600
  1,545,000      Series A,
                 7.350% due 09/01/2024..............      1,608,731
    200,000      Series B,
                 6.900% due 10/01/2024..............        210,500
               Stockton, Community Facilities
                 Supplemental Tax #90-2, SFMR, GNMA
                 Mortgage-Backed Securities Program:
     55,000      (Brookside Estates), AMT,
                 7.450% due 08/01/2010..............         58,988
  4,000,000      Series A,
                 7.750% due 08/01/2015..............      4,145,000
  5,000,000    University of California, (Multiple
                 Purpose Review Projects), (MBIA
                 Insured),
                 6.300% due 09/01/2014..............      5,293,750
                                                        -----------
                                                        370,390,822
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    PUERTO RICO -- 0.5%
$ 2,000,000    Centro de Recaudaciones de Ingresos
                 Municipales,
                 6.850% due 10/17/2003..............   $  2,072,500
                                                        -----------
               Total Municipal Bonds and Notes (Cost
                 $350,273,153)......................    372,463,322
                                                        -----------
SHORT-TERM MUNICIPAL BONDS -- 1.8%
               California, Pollution Control
                 Financing Authority, PCR:
  1,300,000      (Burney Forest Products Project), Series
                 4.800% due 09/01/2020+.............      1,300,000
                 (Southern California Edison Company):
  2,800,000      Series C,
                 4.700% due 02/28/2008+.............      2,800,000
  2,700,000      Series D,
                 4.700% due 02/28/2008+.............      2,700,000
                                                        -----------
               Total Short-Term Municipal Bonds
                 (Cost $6,800,000)..................      6,800,000
                                                        -----------
TOTAL INVESTMENTS (COST $357,073,153*).......  99.1%    379,263,322
OTHER ASSETS AND LIABILITIES (NET)...........   0.9       3,556,595
                                              -----    ------------
NET ASSETS................................... 100.0%   $382,819,917
                                              =====    ============

---------------------

 * Aggregate cost for federal tax purposes.
 + Variable rate daily demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.

California Municipal Fund had the following insurance concentrations greater than 10% at December 31, 1996 (as a percentage of net assets):

  MBIA    28.1%
 AMBAC    15.9%
                  GLOSSARY OF TERMS
      AMBAC       -- American Municipal Bond Assurance
                  Corporation
      AMT         -- Alternative Minimum Tax
      BIGI        -- Bond Investors Guarantee Insurance
      CONNIE LEE  -- College Construction Loan Association
      COP         -- Certificates of Participation
      FGIC        -- Federal Guaranty Insurance Corporation
      FHA         -- Federal Housing Authority
      FNMA        -- Federal National Mortgage Association
      FSA         -- Financial Security Assurance
      GNMA        -- Government National Mortgage Association
      GO          -- General Obligation Bonds
      IDR         -- Industrial Development Revenue
      MBIA        -- Municipal Bond Investors Assurance
      MFHR        -- Multi-family Housing Revenue
      PCR         -- Pollution Control Revenue
      SFMR        -- Single Family Mortgage Revenue

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                         FLORIDA INSURED MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
MUNICIPAL BONDS AND NOTES -- 96.1%
    FLORIDA -- 96.1%
 $1,000,000   Brevard County, School Board Authority,
                COP, Series B, (AMBAC Insured),
                5.500% due 07/01/2021................   $   980,000
  2,270,000   Broward County, Educational Facilities
                Authority Revenue, (Nova Southeastern
                University Project),
                (CONNIE LEE Insured),
                6.000% due 04/01/2008................     2,409,038
  1,000,000   Collier County, Industrial Development
                Authority, IDR,
                (Southern States Utilities Project),
                AMT,
                6.500% due 10/01/2025................     1,005,000
  1,940,000   Dade County, Aviation Revenue, Series
                B, AMT, (MBIA Insured),
                6.600% due 10/01/2022................     2,090,350
  1,690,000   Dade County, School Board Authority,
                COP, Series A, (MBIA Insured),
                5.750% due 05/01/2008................     1,757,600
  2,000,000   Escambia County, Health Facilities
                Revenue, Baptist Hospital, Series B,
                6.000% due 10/01/2014................     2,002,500
  1,000,000   Escambia County, PCR, (Champion
                International Corporation Project),
                AMT,
                6.900% due 08/01/2022................     1,058,750
              Florida Housing Finance Agency, AMT:
    715,000     SFMR, Series A, (GNMA Insured),
                6.650% due 01/01/2024................       746,281
  1,000,000     Spinnaker Cove Apartments, Series G,
                (AMBAC Insured),
                6.500% due 07/01/2036................     1,031,250
  1,000,000   Florida State Turnpike Authority,
                Turnpike Revenue, Department of
                Transportation, Series A, (FGIC
                Insured),
                5.000% due 07/01/2016................       938,750
  1,445,000   Hillsborough County, Capital
                Improvement Revenue, Criminal Justice
                Facilities,
                (FGIC Insured),
                5.250% due 08/01/2016................     1,390,813
  1,000,000   Hillsborough County, Industrial
                Development Authority, IDR, Allegany
                Health Systems, (John Knox Village of
                Tampa Bay, Inc.), (MBIA Insured),
                6.000% due 12/01/2006................     1,065,000
  1,500,000   Hillsborough County, PCR, (Tampa
                Electric Company Project), (MBIA
                Insured),
                6.250% due 12/01/2034................     1,588,125
  2,000,000   Hillsborough County, School Board
                Authority, COP, (MBIA Insured),
                6.000% due 07/01/2012................     2,072,500
  1,500,000   Jacksonville, Water & Sewer Revenue,
                (United Water Project), AMT,
                (AMBAC Insured),
                6.350% due 08/01/2025................     1,580,625
    990,000   Manatee County, Housing Finance
                Authority, SFMR, Sub Series 4, AMT,
                (GNMA/FNMA Collateral),
                6.875% due 11/01/2026................     1,053,112
  2,000,000   Melbourne, Airport Revenue, AMT,
                (MBIA Insured),
                6.250% due 10/01/2018................     2,127,500

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
 $1,000,000   Orange County, Housing Finance
                Authority, MFHR, (Hands Inc.
                Project), Series A,
                8.000% due 10/01/2025................   $ 1,007,500
  1,000,000   Orlando & Orange County, Expressway
                Authority, Expressway Revenue, Jr.
                Lien, (FSA Insured),
                5.950% due 07/01/2023................     1,015,000
  1,000,000   Palm Beach County, Health Facilities
                Authority Revenue, Retirement
                Community,
                5.625% due 11/15/2020................       958,750
  1,750,000   Polk County, Industrial Development
                Authority, Solid Waste Disposal
                Facility Revenue, (Tampa Electric
                Company Project), AMT,
                5.850% due 12/01/2030................     1,752,187
  1,050,000   Seminole County, School Board
                Authority, COP, Series A, (MBIA
                Insured),
                6.125% due 07/01/2014................     1,094,626
                                                        -----------
              Total Municipal Bonds and Notes
                (Cost $29,474,652)...................    30,725,257
                                                        -----------
SHORT-TERM MUNICIPAL BOND -- 0.7%
  (Cost $200,000)
    200,000   Pinellas County, Health Facilities
                Authority Revenue, Pooled Hospital
                Loan Program, 4.800% due
                12/01/2015+..........................       200,000
                                                        -----------
TOTAL INVESTMENTS (COST $29,674,652*).........  96.8%    30,925,257
OTHER ASSETS AND LIABILITIES (NET)............   3.2      1,037,900
                                               -----    -----------
NET ASSETS.................................... 100.0%   $31,963,157
                                               =====    ===========

---------------------

 * Aggregate cost for federal tax purposes.
 + Variable rate daily demand bonds are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.

Florida Insured Municipal Fund had the following insurance
concentrations greater than 10% at December 31, 1996 (as a
percentage of net assets):
  MBIA   36.9%
  AMBAC 11.2%
                  GLOSSARY OF TERMS
      AMBAC       -- American Municipal Bond Assurance
                  Corporation
      AMT         -- Alternative Minimum Tax
      CONNIE LEE  -- College Construction Loan Association
      COP         -- Certificates of Participation
      FGIC        -- Federal Guaranty Insurance Corporation
      FNMA        -- Federal National Mortgage Association
      FSA         -- Financial Security Assurance
      GNMA        -- Government National Mortgage Association
      IDR         -- Industrial Development Revenue
      MBIA        -- Municipal Bond Investors Assurance
      MFHR        -- Multi-family Housing Revenue
      PCR         -- Pollution Control Revenue
      SFMR        -- Single Family Mortgage Revenue

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
MUNICIPAL BONDS AND NOTES -- 98.1%
    CALIFORNIA -- 96.7%
  $ 380,000   Adelanto, School District, Capital
                Appreciation, GO, Series B, (FGIC
                Insured), Zero coupon due
                09/01/2002...........................   $   293,075
  1,000,000   Alameda County, COP, (Santa Rita Jail
                Project), (MBIA Insured), 5.375% due
                06/01/2009...........................     1,023,750
    595,000   Alta Loma, Elementary School District,
                GO, Series 2, (AMBAC Insured), 7.250%
                due 06/01/2002.......................       673,838
    200,000   Alum Rock, Unified School District,
                Series B, (FGIC Insured), Zero coupon
                due 09/01/2002.......................       153,250
    625,000   Berkeley, Unified School District,
                Series C, (AMBAC Insured), 5.875% due
                08/01/2006...........................       673,438
    985,000   Brea & Olinda, School District, (High
                School Refinancing Program), Series
                A, (FSA Insured), 6.000% due
                08/01/2009...........................     1,036,712
  1,000,000   California Health Facilities Financing
                Authority Revenue, (Catholic Health
                Corporation), Series A, (AMBAC
                Insured), 5.875% due 07/01/2009......     1,045,000
              California Housing Finance Agency
                Revenue:
  2,345,000     Home Mortgage, Series B1, (AMBAC
                Insured), AMT, 6.200% due
                02/01/2007...........................     2,465,181
    445,000     Series E, (MBIA Insured), 6.050% due
                08/01/2006...........................       477,818
              California State, GO:
                (AMBAC Insured):
  1,000,000     6.200% due 09/01/2002................     1,088,750
  1,240,000     County Jail and School Building, 7.250%
                due 08/01/2003.......................     1,422,900
                (FGIC Insured):
    200,000     7.100% due 05/01/2005................       232,500
  1,000,000     6.200% due 09/01/2005................     1,105,000
              California State, Public Works Board,
                (Various California University
                Projects), Series A:
  1,000,000     5.900% due 10/01/2004................     1,066,250
  1,500,000     (AMBAC Insured), 5.900% due
                12/01/2003...........................     1,612,500
              California State University Revenue:
    200,000     Housing System, (FGIC Insured), 7.625%
                due 11/01/2003.......................       235,000
  1,495,000     Series AJ, AL, AM, AN, AP, AQ, AR,
                (AMBAC Insured), 6.750% due
                11/01/2007...........................     1,614,600
              California Statewide Communities
                Development Authority:
  1,600,000     (Children's Hospital), (MBIA Insured),
                6.000% due 06/01/2007................     1,734,000
  1,000,000     MFHR, Series E, 5.500% due
                12/01/2005...........................     1,008,750
  1,255,000     (St. Joseph Health Systems), (AMBAC
                Insured), 5.875% due 07/01/2005......     1,342,850
  $ 350,000   Campbell, Housing Facility Revenue,
                (San Tomas Gardens Project), Series
                A, (GNMA Insured), 5.750% due
                10/20/2004...........................   $   358,750

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
  1,000,000   Castaic Lake, Water Agency, COP, (Water
                Systems Improvement Project), Series
                A, (MBIA Insured), 5.600% due
                08/01/2005...........................     1,062,500
  1,000,000   Del Mar, Race Track Authority Revenue,
                6.000% due 08/15/2001................     1,010,000
  1,000,000   Desert Hospital District, Hospital
                Revenue, COP, (FSA Insured), 6.350%
                due 07/01/2004.......................     1,091,250
  1,000,000   Foothill Eastern Transportation
                Corridor Agency, Toll Road Revenue,
                Capital Appreciation, Sr. Lien,
                Series A, Zero coupon due
                01/01/2004...........................       673,750
              Gilroy, Unified School District, COP,
                (FSA Insured):
  1,390,000     5.600% due 09/01/2003................     1,468,188
  1,400,000     5.625% due 09/01/2004................     1,482,250
              Inland Empire Solid Waste Financing
                Authority Revenue, (Landfill
                Improvement Financing Project),
                Series B, AMT, (FSA Insured):
  1,000,000     5.650% due 08/01/2003................     1,046,250
  1,000,000     6.000% due 02/01/2006................     1,063,750
              Los Angeles, Community Redevelopment
                Agency, MFHR, (AMBAC Insured):
    830,000     5.650% due 07/01/2000................       852,825
  1,085,000     6.000% due 07/01/2004................     1,139,250
              Los Angeles, Department of Water and
                Power, Electric Revenue Bond, (MBIA
                Insured):
  1,500,000     8.500% due 01/15/2002................     1,766,250
  1,000,000     5.400% due 09/01/2006................     1,037,500
  1,000,000   Los Angeles, GO, Series A, (FGIC
                Insured), 5.700% due 09/01/2008......     1,040,000
  1,500,000   Los Angeles, Unified School District,
                Series B, (AMBAC Insured), 6.000% due
                12/01/2001...........................     1,606,875
              Los Angeles, Wastewater System Revenue:
    775,000     Series A, (MBIA Insured), 8.500% due
                06/01/2002...........................       919,344
  1,000,000     Series C, 6.900% due 06/01/2009......     1,075,000
  2,500,000   Los Angeles County, Capital Asset
                Leasing Corporation Leasehold
                Revenue, (AMBAC Insured), 6.000% due
                12/01/2006...........................     2,721,875
    500,000   Los Angeles County, COP, Structured
                Yield Curve Certificates, 6.100% due
                11/01/2001...........................       529,375
    663,000   Modesto, Mortgage Revenue Bond, (GNMA
                Insured), 5.875% due 12/01/2004......       680,404
  1,000,000   Oakland, Health Facilities Revenue,
                (Children's Hospital Project), Series
                A, (CONNIE LEE Insured), 5.300% due
                07/01/2008...........................     1,005,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
  CALIFORNIA -- (CONTINUED)
              Oakland, Improvement Board Act of 1915,
                Medical Hill Parking Assessment
                District #3, (MBIA Insured):
  $ 150,000     5.500% due 09/02/1999................   $   154,751
    250,000     6.000% due 09/02/2004................       257,905
  1,000,000   Oakland Revenue Bonds, (YMCA East Bay
                Project), 6.250% due 06/01/2000......     1,022,500
    500,000   Orange County, Local Transit Authority,
                Sales Tax Revenue Bond, (FGIC
                Insured), 5.600% due 02/15/2003......       525,000
  1,000,000   Orange County, Recovery Project, Series
                A, (MBIA Insured), 6.000% due
                06/01/2008...........................     1,081,250
              Oxnard, Harbor District Revenue, (FSA
                Insured):
  1,075,000     7.000% due 08/01/2001................     1,191,906
  1,155,000     7.000% due 08/01/2002................     1,297,931
  1,240,000     7.000% due 08/01/2003................     1,410,500
              Paramount, Redevelopment Agency Tax
                Allocation, (Redevelopment Project
                Area #1), (MBIA Insured):
  1,820,000     6.100% due 08/01/2006................     1,976,975
  1,925,000     6.100% due 08/01/2007................     2,081,406
    560,000   Pioneers Memorial Hospital District,
                GO, (AMBAC Insured), 7.000% due
                10/01/2005...........................       652,400
  1,565,000   Redondo Beach, Public Financing
                Authority Revenue, (South Bay Center
                Redevelopment Project), 6.750% due
                07/01/2006...........................     1,590,431
  1,300,000   Sacramento, Municipal Utility District,
                Electric Revenue, (AMBAC Insured),
                5.500% due 05/15/2007................     1,342,250
  1,000,000   San Diego, Unified School District,
                COP, (Capital Projects), Series B,
                6.000% due 07/01/2003................     1,057,500
    100,000   San Francisco, Airports Commission, San
                Francisco International Airport,
                Second Series, (MBIA Insured), 6.350%
                due 05/01/2004.......................       110,000
  1,000,000   San Francisco, City and County, GO,
                (Public Safety Improvement Project),
                Series F, (FGIC Insured), 6.500% due
                06/15/2006...........................     1,068,750
  1,360,000   San Jose, Redevelopment Agency, (Merged
                Area Redevelopment Project), Tax
                Allocation Bond, (MBIA Insured),
                6.000% due 08/01/2006................     1,482,400
  1,050,000   Santa Ana, COP, (Santa Ana Recycling
                Project), Series A, AMT, (AMBAC
                Insured), 5.400% due 05/01/2007......     1,073,625
  1,350,000   Solano County, (Solano Park Hospital
                Project), COP, (FSA Insured), 6.500%
                due 08/01/2006.......................     1,498,500
  1,500,000   South Orange County, Public Financing
                Authority, Special Tax Revenue, Sr.
                Lien, Series A, (MBIA Insured),
                5.400% due 09/01/2003................     1,561,875
 $1,000,000   Southern California, Home Financing
                Authority, MFHR, (The Fountains
                Project), Series A, AMT, (FNMA
                Collateral), 5.400% due 01/01/2027...   $   998,750
 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                             -----------
              University of California:
              (MBIA Insured):
  1,250,000   Housing Systems, Series A, 5.300% due
                11/01/2005...........................     1,293,750
  1,000,000   (Multiple Purpose Review Projects),
                10.000% due 09/01/2001...............     1,230,000
  1,070,000   Series A, (CONNIE LEE Insured), 5.500%
                due 09/01/2006.......................     1,092,738
  1,000,000   Valley Health Systems, California
                Hospital Revenue, (Hospital Revenue
                Refunding & Improvement Project),
                Series A, 6.125% due 05/15/2005......     1,008,750
                                                        -----------
                                                         71,997,391
                                                        -----------
    PUERTO RICO -- 1.4%
  1,000,000   Centro de Recaudaciones de Ingresos
                Municipales, COP, 6.850% due
                10/17/2003...........................     1,036,250
                                                        -----------
              Total Municipal Bonds and Notes (Cost
                $69,515,694).........................    73,033,641
                                                        -----------
SHORT-TERM MUNICIPAL BOND -- 0.4% (Cost $300,000)
    300,000   California, Pollution Control Financing
                Authority, PCR, Southern California
                Edison Company, Series C, 4.700% due
                02/28/2008+..........................       300,000
                                                        -----------
TOTAL INVESTMENTS (COST $69,815,694*).........  98.5%    73,333,641
OTHER ASSETS AND LIABILITIES (NET)............   1.5      1,096,017
                                               -----    -----------
NET ASSETS.................................... 100.0%   $74,429,658
                                               =====    ===========

---------------------

 * Aggregate cost for federal tax purposes.
 + Variable rate daily demand bonds are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at December 31, 1996 (as a percentage of net assets):
AMBAC 28.7%
MBIA   27.3%
FSA    16.9%
                  GLOSSARY OF TERMS
      AMBAC       -- American Municipal Bond Assurance
                  Corporation
      AMT         -- Alternative Minimum Tax
      CONNIE LEE  -- College Construction Loan Association
      COP         -- Certificates of Participation
      FGIC        -- Federal Guaranty Insurance Corporation
      FNMA        -- Federal National Mortgage Association
      FSA         -- Financial Security Assurance
      GNMA        -- Government National Mortgage Association
      GO          -- General Obligation Bonds
      MBIA        -- Municipal Bond Investors Assurance
      MFHR        -- Multi-family Housing Revenue
      PCR         -- Pollution Control Revenue

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                            NATIONAL MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- 100.2%
    ALABAMA -- 2.4%
$ 4,000,000    Courtland, Industrial Development
                 Board of Solid Waste, (Champion
                 International Corporation Project),
                 Disposal Revenue, AMT,
                 7.750% due 01/01/2020..............   $  4,285,000
  1,000,000    Mobile, Industrial Development Board,
                 Solid Waste Disposal Revenue,
                 6.950% due 01/01/2020..............      1,055,000
                                                       ------------
                                                          5,340,000
                                                       ------------
    ARIZONA -- 0.4%
    740,000    Tucson, Airport Authority Inc.,
                 Supplemental Facilities Revenue,
                 AMT,
                 8.700% due 09/01/2019..............        841,750
                                                       ------------
    CALIFORNIA -- 2.5%
  5,000,000    California State Public Works Board,
                 (California State University
                 Project),
                 Series A, (AMBAC Insured),
                 5.375% due 10/01/2017..............      4,887,500
    550,000    Los Angeles, Regional Airport
                 Improvement, Series A, AMT,
                 6.700% due 01/01/2022..............        563,062
                                                       ------------
                                                          5,450,562
                                                       ------------
    COLORADO -- 8.4%
               Denver City and County, Airport
                 Revenue, AMT:
                 Series A:
  2,000,000      8.875% due 11/15/2012..............      2,387,500
  1,140,000      8.500% due 11/15/2023 **...........      1,312,425
  2,000,000      8.000% due 11/15/2025 **...........      2,267,500
  1,920,000      Series C,
                 6.600% due 11/15/2004..............      2,052,000
  4,500,000    Meridian Metropolitan District, GO,
                 7.500% due 12/01/2011..............      4,865,625
  5,000,000    University of Colorado, Hospital
                 Authority, Series A, (AMBAC
                 Insured),
                 6.250% due 11/15/2012 **...........      5,312,500
                                                       ------------
                                                         18,197,550
                                                       ------------
    CONNECTICUT -- 1.0%
  2,000,000    Mashantucket Western Pequot Tribe,
                 Special Revenue, Series A,
                 6.500% due 09/01/2005 ++...........      2,107,500
                                                       ------------
    DISTRICT OF COLUMBIA -- 2.0%
  1,150,000    District of Columbia, COP,
                 6.875% due 01/01/2003..............      1,184,500
  1,500,000    District of Columbia, Land
                 Redevelopment Agency, Washington
                 D.C. Sports Arena, Special Tax,
                 5.625% due 11/01/2010..............      1,470,000
  1,500,000    Metropolitan District, Washington
                 D.C., Airport Authority, General
                 Airport
                 Revenue, Series A, AMT,
                 (MBIA Insured),
                 6.625% due 10/01/2019 **...........      1,614,375
                                                       ------------
                                                          4,268,875
                                                       ------------

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
    FLORIDA -- 3.6%
$22,520,000    Dade County, Guaranteed Entitlement
                 Revenue, Capital Appreciation,
                 Series A, (MBIA Insured),
                 Zero coupon due 02/01/2018.........   $  6,615,250
    425,000    Dade County, Seaport Authority,
                 Refunding, (MBIA Insured),


                 6.500% due 10/01/2008..............        479,188
    610,000    Pinellas County, Health Facilities
                 Authority, (Sun Coast Health Care
                 Systems Project), Series A,
                 8.500% due 03/01/2020..............        694,638
                                                       ------------
                                                          7,789,076
                                                       ------------
    GEORGIA -- 5.9%
  1,000,000    Atlanta, Airport Facilities Revenue,
                 AMT,
                 7.250% due 01/01/2017..............      1,085,000
               Monroe, PCR, (Oglethorpe Power
                 Company):
  5,000,000      6.700% due 01/01/2009..............      5,587,500
  3,410,000      6.750% due 01/01/2010..............      3,831,987
  2,285,000    Municipal Electric Authority,
                 Sub-Series A, (AMBAC Insured),
                 5.375% due 01/01/2013..............      2,253,581
                                                       ------------
                                                         12,758,068
                                                       ------------
    IDAHO -- 1.7%
  2,000,000    Idaho Health Facilities Authority
                 Revenue, (Inverse Floater),
                 8.900% due 02/15/2021 +............      2,205,000
  1,500,000    Idaho Housing and Finance
                 Association, SFHR, Series D, AMT,
                 6.450% due 07/01/2014..............      1,526,250
                                                       ------------
                                                          3,731,250
                                                       ------------
    ILLINOIS -- 18.6%
               Chicago, O'Hare Airport Supplemental
                 Facilities, AMT:
  6,000,000      International Term, (MBIA Insured),
                 6.750% due 01/01/2012 **...........      6,420,000
    700,000      American Airlines, Special Series A,
                 7.875% due 11/01/2025..............        754,250
                 United Air Lines:
    615,000      8.400% due 05/01/2004..............        675,731
    790,000      8.950% due 05/01/2018..............        895,662
    150,000      United Air Lines, Special Series B,
                 8.500% due 05/01/2018..............        165,000
               Cook County, Community High School,
                 Number 217, (AMBAC Insured):
  1,090,000      6.400% due 12/01/2003 **...........      1,171,750
  1,130,000      6.500% due 12/01/2004 **...........      1,214,750
  1,370,000      6.600% due 12/01/2005 **...........      1,472,750
               Cook County, School District, Number
                 026, (MBIA Insured):
  1,445,000      Zero coupon due 12/01/2003.........      1,018,725
  1,020,000      Zero coupon due 12/01/2004.........        680,850
  1,000,000    Decatur, Hospital Revenue, (Decatur
                 Memorial Hospital), Series B,
                 (MBIA Insured),
                 6.850% due 10/01/2016 **...........      1,115,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                            NATIONAL MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    ILLINOIS -- (CONTINUED)
$ 2,000,000    Illinois Finance Authority, Solid
                 Waste Disposal Revenue, (Armstrong
                 World Industries Inc. Project),
                 AMT,
                 5.950% due 12/01/2024..............   $  1,975,000
               Illinois Health Facilities Authority
                 Revenue:
                 Glenoak Medical Center, Series D:
    210,000      Pre-refunded,
                 9.500% due 11/15/2015..............        251,213
    270,000      Unrefunded,
                 9.500% due 11/15/2015..............        308,812
  4,675,000      Hindsdale Hospital, Series B,
                 9.000% due 11/15/2015..............      5,288,594
  5,000,000      Sister Services Hospital, Residual
                 Interest Bond, (MBIA Insured),
                 9.487% due 06/19/2015+.............      5,843,750
    300,000      Riverside Senior Living Center
                 Project,
                 7.500% due 11/01/2020..............        337,500
  5,000,000      Sarah Bush Lincoln,
                 7.250% due 05/15/2022..............      5,687,500
  1,230,000      Servantcor, Series A,
                 8.000% due 08/15/2021..............      1,422,188
  3,000,000      Rush Presbyterian -- St. Luke's
                 Medical, Residual Interest Bond,
                 (MBIA Insured),
                 9.797% due 10/01/2024+.............      3,491,250
    365,000    Illinois Housing Development
                 Authority, Series A, AMT,
                 7.350% due 08/01/2010..............        386,900
                                                       ------------
                                                         40,577,175
                                                       ------------
    INDIANA -- 0.9%
  2,000,000    Indianapolis, Public Improvement
                 Board, Series D, (LOC INB National
                 Bank),
                 6.500% due 02/01/2022..............      2,034,300
                                                       ------------
    KENTUCKY -- 1.6%
  3,000,000    Jefferson County, Hospital Revenue,
                 Residual Interest Bond,
                 (MBIA Insured),
                 8.648% due 10/01/2008+.............      3,446,250
                                                       ------------
    LOUISIANA -- 1.9%
    300,000    East Baton Rouge, Sewer Commission
                 Revenue,
                 9.125% due 09/01/2006..............        319,569
  1,500,000    Louisiana Public Facility Authority
                 Revenue, Series B, ETM,
                 Zero coupon due 12/01/2019.........        384,375
 10,000,000    Orleans Parish, Louisiana, School
                 Board Revenue, (FGIC Insured),
                 Zero coupon due 02/01/2015.........      3,450,000
                                                       ------------
                                                          4,153,944
                                                       ------------
    MARYLAND -- 0.4%
    930,000    State of Maryland, Community
                 Development Administration,
                 Department of Housing, Single
                 Family Project, AMT,
                 7.450% due 04/01/2032..............        970,687
                                                       ------------
 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
    MASSACHUSETTS -- 2.5%
$   750,000    Commonwealth of Massachusetts,
                 Consolidated Loan, Series A,
                 7.625% due 06/01/2008..............   $    856,875
               Commonwealth of Massachusetts, Health
                 and Educational Facilities
                 Authority:
    500,000    Framingham Union Hospital, Series B,
                 8.500% due 07/01/2010..............        574,375
  3,000,000    Saint Memorial Medical Center, Series
                 A,


                 6.000% due 10/01/2023..............      2,542,500
    250,000    Massachusetts State, GO,
                 Pre-refunded,
                 7.500% due 12/01/2007..............        282,812
  1,000,000    Plymouth County, COP, Series A,
                 7.000% due 04/01/2022..............      1,102,500
                                                       ------------
                                                          5,359,062
                                                       ------------
    MICHIGAN -- 2.3%
  2,670,000    Michigan Municipal Bond Authority,
                 Revenue Reference, Series A,
                 (FGIC Insured),
                 4.750% due 12/01/2009 **...........      2,519,813
  1,500,000    Michigan State Hospital Finance
                 Authority Revenue, Detroit Medical,
                 Series A,
                 7.500% due 08/15/2011..............      1,629,375
               Reed City, Public Schools Revenue,
                 (AMBAC Insured):
    590,000      Zero coupon due 05/01/2013.........        236,000
    610,000      Zero coupon due 05/01/2014.........        227,988
    615,000      Zero coupon due 05/01/2015.........        215,250
    630,000      Zero coupon due 05/01/2016.........        208,688
                                                       ------------
                                                          5,037,114
                                                       ------------
    MINNESOTA -- 0.2%
  2,000,000    Southern Minnesota Municipal Power
                 Agency, (Capital Appreciation),
                 Series A, (MBIA Insured),
                 Zero coupon due 01/01/2024.........        427,500
                                                       ------------
    MISSISSIPPI -- 2.7%
  5,000,000    Lowndes County, Solid Waste Disposal,
                 PCR, Residual Interest Bond,
                 (Weyerhauser Company),
                 Floating Rate Note,
                 8.900% due 04/01/2022+.............      5,593,750
    200,000    Warren County, Solid Waste Disposal
                 Revenue, (International Paper
                 Project), Series A, AMT,
                 7.700% due 11/15/2009..............        214,750
                                                       ------------
                                                          5,808,500
                                                       ------------
    MISSOURI -- 1.9%
  1,000,000    Missouri State, Health and
                 Educational Facilities Authority
                 Revenue,
                 Bethesda Eye Institute,
                 6.800% due 11/01/2016 **...........      1,118,750
  3,000,000    St. Louis, Parking Facilities
                 Revenue,
                 6.625% due 12/15/2021..............      3,116,250
                                                       ------------
                                                          4,235,000
                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                            NATIONAL MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    MONTANA -- 0.5%
$ 1,000,000    Forsyth, PCR, Series B, AMT, Puget
                 Sound Power & Light, (AMBAC
                 Insured),
                 7.250% due 08/01/2021 **...........   $  1,110,000
                                                       ------------
    NEBRASKA -- 0.3%
    700,000    Nebraska Investment Finance
                 Authority, Single Family Housing,
                 Residual Interest Bond, AMT, (GNMA
                 Insured),
                 9.271% due 09/15/2024+.............        736,750
                                                       ------------
    NEVADA -- 4.5%
  4,000,000    Clark County, IDR, Series A, Nevada
                 Power Company, AMT,
                 (FGIC Insured),
                 6.700% due 06/01/2022 **...........      4,250,000
  5,425,000    Nevada Housing Division, Single
                 Family Program, Series A-2, AMT,
                 (FHA Insured),
                 6.700% due 10/01/2025..............      5,567,406
                                                       ------------
                                                          9,817,406
                                                       ------------
    NEW JERSEY -- 1.5%
  3,000,000    Bergen County, Utilities Authority
                 Revenue, (FGIC Insured),
                 6.500% due 12/15/2012 **...........      3,213,750
                                                       ------------
    NEW YORK -- 10.5%
    400,000    City of New York, IDR, Industrial
                 Development Agency,
                 Supplemental Facilities, American
                 Airlines, AMT,
                 8.000% due 07/01/2020..............        426,500
  3,000,000    Housing of New York Corporation
                 Revenue,
                 5.000% due 11/01/2013..............      2,748,750
               Metropolitan Transportation Authority
                 Revenue:
  1,400,000      Commuter Facilities, Series O,
                 5.750% due 07/02/2007..............      1,422,750
  1,265,000      Transportation Facilities, Series 7,
                 4.750% due 07/01/2019..............      1,067,344
  1,000,000    New York, GO, Series B, (FSA
                 Insured),
                 7.000% due 06/01/2014 **...........      1,166,250
               New York, GO:
    995,000      Series A,
                 8.000% due 08/15/2020..............      1,150,469
  5,200,000      Series C,
                 6.500% due 08/01/2005..............      5,518,500
                 Series F:
  1,845,000      Pre-refunded,
                 8.250% due 11/15/2018..............      2,165,569
    160,000      Unrefunded,
                 8.250% due 11/15/2018..............        184,200
  2,500,000      Series G,
                 5.750% due 10/15/2013..............      2,403,125
  2,200,000    New York State Energy, Research &
                 Development Authority,
                 6.000% due 04/01/2000..............      2,257,750
 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
$   275,000    New York State Medical Care
                 Facilities Finance Authority,
                 Mental Health Services,
                 7.750% due 08/15/2011..............   $    306,625
  2,000,000    New York State, Multi-family Mortgage
                 Revenue, AMT,
                 6.625% due 08/15/2012..............      2,095,000
                                                       ------------
                                                         22,912,832
                                                       ------------
    OHIO -- 1.4%
    650,000    East Liverpool, Hospital Revenue,
                 Series B, Liverpool City Hospital,
                 8.125% due 10/01/2011..............        695,500
  1,240,000    Lorain County, Hospital Revenue,


                 Series B, Humility of Mary Health
                 Care,
                 7.200% due 12/15/2011..............      1,340,750
    900,000    Westerville, Minerva Place & Blendon
                 Joint Township Hospital District,
                 (AMBAC Insured),
                 6.800% due 09/15/2006..............        956,250
                                                       ------------
                                                          2,992,500
                                                       ------------
    OKLAHOMA -- 1.0%
  1,860,000    Oklahoma Housing and Finance
                 Authority, Single Family Revenue,
                 Series B, AMT, (GNMA Insured),
                 7.997% due 08/01/2018 **...........      2,050,650
    200,000    Tulsa, Municipal Airport Revenue,
                 American Airlines Project, AMT,
                 7.600% due 12/01/2030..............        215,750
                                                       ------------
                                                          2,266,400
                                                       ------------
    PENNSYLVANIA -- 9.3%
               Allegheny County, Hospital
                 Development Revenue, (Ohio Valley
                 General Hospital):
    700,000      5.100% due 04/01/2001..............        698,250
    735,000      5.300% due 04/01/2002..............        735,000
    625,000      5.400% due 04/01/2003..............        622,656
               Beaver County, IDR, PCR,
                 (Edison Project), Series A:
    300,000      7.750% due 09/01/2024..............        315,000
  3,675,000      (FGIC Insured),
                 7.000% due 06/01/2021 **...........      3,969,000
    300,000    Lancaster County, Solid Waste
                 Authority, Series A, AMT,
                 8.375% due 12/15/2004..............        318,375
    600,000    Lehigh County, General Purpose
                 Authority, Muhlenberg Hospital
                 Center, Series A,
                 8.100% due 07/15/2010..............        636,750
    500,000    McKean County, Hospital Authority
                 Revenue, Bradford Hospital,
                 Pottstown Memorial Medical Center,
                 8.875% due 10/01/2020..............        583,750
  1,250,000    Montgomery County, Higher Education
                 Revenue,
                 6.875% due 11/15/2020..............      1,306,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                            NATIONAL MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
    PENNSYLVANIA -- (CONTINUED)
               Pennsylvania State Higher Education
                 Revenue, Student Loan Revenue,
                 Residual Interest Bond, AMT:
$ 3,000,000      (AMBAC Insured),
                 9.540% due 09/01/2026+.............   $  3,412,500
                 Medical College of Pennsylvania:
  3,000,000      Series A,
                 7.250% due 03/01/2011..............      3,352,500
  1,890,000      Series B,
                 7.250% due 03/01/2005..............      2,112,075
  1,000,000    Philadelphia, Municipal Authority
                 Revenue, Series B, (FGIC Insured),
                 7.125% due 11/15/2018 **...........      1,130,000
  1,000,000    Philadelphia, Water and Sewer
                 Revenue,
                 7.500% due 08/01/2010 **...........      1,138,750
                                                       ------------
                                                         20,330,856
                                                       ------------
    PUERTO RICO -- 1.0%
  2,000,000    Puerto Rico (Commonwealth of),
                 Public Improvement Revenue,
                 6.800% due 07/01/2021 **...........      2,250,000
                                                       ------------
    RHODE ISLAND -- 1.2%
    200,000    Rhode Island Housing and Mortgage
                 Finance Corporation, AMT,
                 7.875% due 10/01/2022..............        209,250
  2,000,000    Rhode Island State Health and
                 Education Revenue, Residual
                 Interest Bond,
                 (FGIC Insured),
                 9.822% due 08/15/2021+.............      2,337,500
                                                       ------------
                                                          2,546,750
                                                       ------------
    TEXAS -- 3.3%
    445,000    Brazos, Higher Educational Facilities
                 Authority, Series C-2, AMT,
                 7.100% due 11/01/2004..............        477,262
  5,000,000    Dallas-Fort Worth International
                 Airport, (Facility Improvement
                 Corporate Revenue), (American
                 Airlines, Inc.), AMT,
                 7.500% due 11/01/2025..............      5,356,250
    709,000    Texas State, Higher Education
                 Coordinating Board, Student Loan,
                 AMT,
                 7.700% due 10/01/2025..............        747,109
    500,000    West Side Calhoun County, Solid Waste
                 Revenue Bond, (Union Carbide
                 Project), AMT,
                 8.200% due 03/15/2021..............        554,375
                                                       ------------
                                                          7,134,996
                                                       ------------
 PRINCIPAL                                                VALUE
  AMOUNT                                                 (NOTE 2)
-----------                                            ------------
    VERMONT -- 0.2%
               Vermont Housing Finance Agency,
                 Single Family, Series 1, AMT:
$   140,000    6.800% due 05/01/2025................   $    142,625
    220,000    8.150% due 05/01/2025................        232,375
                                                       ------------
                                                            375,000
                                                       ------------
    WEST VIRGINIA -- 1.7%
  2,500,000    Harrison County, Solid Waste
                 Disposal, (Monongahelea Power),
                 Series A, AMT,
                 6.875% due 04/15/2022..............      2,684,375
    150,000    Kanawha County, IDR, (Union Carbide
                 Project), Series A, AMT,
                 8.000% due 08/01/2020..............        163,500
    750,000    South Charleston, IDR, (Union Carbide
                 Project), Series A, AMT,
                 8.000% due 08/01/2020..............        815,625
                                                       ------------
                                                          3,663,500
                                                       ------------
    WISCONSIN -- 2.9%
  1,000,000    Madison, IDR, (Madison Gas & Electric
                 Company), (Project A), AMT,
                 6.750% due 04/01/2027..............      1,052,500
  5,000,000    Wisconsin Housing and Economic
                 Development Authority, Home
                 Ownership Revenue, Series F, AMT,
                 6.200% due 03/01/2027..............      5,043,750
    250,000    Wisconsin State Health Facilities
                 Authority Revenue, Franciscan
                 Health Systems,
                 7.800% due 03/01/2014..............        256,630
                                                       ------------
                                                          6,352,880
                                                       ------------
TOTAL INVESTMENTS (COST $201,282,880*).....   100.2%    218,237,783
OTHER ASSETS AND LIABILITIES (NET).........    (0.2)       (341,029)
                                              -----    ------------
NET ASSETS.................................   100.0%   $217,896,754
                                              =====    ============

---------------------

 * Aggregate cost for federal tax purposes.
 ** A portion or all of this security is pledged as collateral for futures contracts.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

National Municipal Fund had the following insurance concentrations greater than 10% at December 31, 1996 (as a percentage of net assets):

MBIA      14.3%
AMBAC    10.4%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                            NATIONAL MUNICIPAL FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 NUMBER OF                                              UNREALIZED
 CONTRACTS                                            (DEPRECIATION)
-----------                                           --------------
FUTURES CONTRACTS -- SHORT POSITION
        100   U.S. Treasury Bond, Twenty Year, June
                1997...............................     $  (13,304)
                                                       ===========
                  GLOSSARY OF TERMS
      AMBAC       -- American Municipal Bond Assurance
                  Corporation
      AMT         -- Alternative Minimum Tax
      COP         -- Certificates of Participation
      ETM         -- Escrowed to Maturity
      FGIC        -- Federal Guaranty Insurance Corporation
      FHA         -- Federal Housing Authority
      FSA         -- Financial Security Assurance
      GNMA        -- Government National Mortgage Association
      GO          -- General Obligation Bonds
      IDR         -- Industrial Development Revenue
      LOC         -- Letter of Credit
      MBIA        -- Municipal Bond Investors Assurance
      PCR         -- Pollution Control Revenue
      SFHR        -- Single Family Housing Revenue

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                             GROWTH AND INCOME FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- 94.3%
     FINANCIAL SERVICES -- 12.5%
     62,200   AMBAC Inc. ...........................   $  4,136,300
     57,100   Boatmen's Bancshares, Inc. ...........      3,682,950
     40,100   Dean Witter, Discover & Company.......      2,656,625
     73,100   First Chicago NBD Corporation.........      3,929,125
     36,400   First Hawaiian Inc. ..................      1,274,000
     75,600   First USA, Inc. ......................      2,617,650
     60,000   Firstar Corporation...................      3,150,000
     78,900   Fleet Financial Group Inc. (New)......      3,935,137
     12,600   NationsBank Corporation...............      1,231,650
     74,400   Providian Corporation.................      3,822,300
     45,400   Salomon, Inc. ........................      2,139,475
                                                       ------------
                                                         32,575,212
                                                       ------------
     HEALTH CARE -- 10.9%
     98,700   ALZA Corporation+.....................      2,553,862
     46,100   Bausch & Lomb Inc. ...................      1,636,550
     15,800   Bristol-Myers Squibb Company..........      1,718,250
     76,950   Columbia/HCA Healthcare Corporation...      3,135,713
    107,500   Forest Labs Inc.+.....................      3,520,625
     36,691   Gensia, Inc.+.........................        169,696
    183,900   Humana Inc.+..........................      3,517,088
     18,400   Schering-Plough Corporation...........      1,191,400
     35,100   SmithKline Beecham, ADR...............      2,386,800
     95,700   United Healthcare Corporation.........      4,306,500
     57,200   Warner Lambert Company................      4,290,000
                                                       ------------
                                                         28,426,484
                                                       ------------
     ENERGY -- 10.3%
     36,900   Anadarko Petroleum Corporation........      2,389,275
     37,389   Cooper Cameron Corporation+...........      2,860,259
     52,600   Enron Corporation.....................      2,268,375
     86,300   Exxon Corporation.....................      8,457,400
     20,400   Royal Dutch Petroleum Company, ADR....      3,483,300
     23,500   Texaco Inc. ..........................      2,305,938
     38,000   Tosco Corporation.....................      3,006,750
     63,184   Ultramar Diamond Shamrock
                Corporation.........................      1,998,194
                                                       ------------
                                                         26,769,491
                                                       ------------
     MATERIALS & PROCESSING -- 9.1%
      2,800   Albemarle Corporation.................         50,750
    245,200   Allegheny Teledyne Inc. ..............      5,639,600
     48,600   Allied Signal Inc. ...................      3,256,200
     76,000   Aluminum Company of America...........      4,845,000
     25,700   du Pont (E.I.) de Nemours & Company...      2,425,437
     20,600   Temple-Inland, Inc. ..................      1,114,975
     93,500   Union Carbide Corporation.............      3,821,812
     80,200   USG Corporation+......................      2,716,775
                                                       ------------
                                                         23,870,549
                                                       ------------

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
     PRODUCER DURABLES -- 7.8%
     79,000   Anixter International Inc.+...........   $  1,273,875
     38,300   Boeing Company........................      4,074,162
     68,600   Coltec Industries, Inc.+..............      1,294,825
    173,900   General Instrument Corporation+.......      3,760,587
     46,900   Grainger (W.W.) Inc. .................      3,763,725
     42,400   MagneTek Inc.+........................        545,900
     16,000   Rohr Inc.+............................        362,000
    164,000   WMX Technologies, Inc. ...............      5,350,500
                                                       ------------
                                                         20,425,574
                                                       ------------
     TECHNOLOGY -- 7.8%
     89,900   Advanced Micro Devices Inc.+..........      2,314,925
     45,600   Bay Networks Inc.+....................        951,900
    147,500   EMC Corporation+......................      4,885,937
     74,800   Input/Output, Inc.+...................      1,383,800
     10,400   Intel Corporation.....................      1,361,750
     21,800   International Business Machines
                Corporation.........................      3,291,800
     37,900   Perkin Elmer Corporation..............      2,231,363
     84,500   Quantum Corporation+..................      2,418,812
     20,300   Read-Rite Corporation+................        512,575
     59,800   Sensormatic Electronics Corporation...      1,001,650
                                                       ------------
                                                         20,354,512
                                                       ------------
     CONSUMER DISCRETIONARY -- 7.3%
     35,700   International Flavors & Fragrances
                Inc. ...............................      1,606,500
     57,100   Procter & Gamble Company..............      6,138,250
    122,100   TCI Satellite Entertainment, Inc.,
                Class A+............................      1,205,738
    374,100   Tele-Communications Inc., TCI Group,
                Class A+............................      4,886,681
    142,200   Time Warner, Inc. ....................      5,332,500
                                                       ------------
                                                         19,169,669
                                                       ------------
     CONSUMER STAPLES -- 7.0%
     12,700   CPC International Inc. ...............        984,250
     32,500   Kellogg Company.......................      2,132,813
     74,700   PepsiCo Inc. .........................      2,184,975
     66,800   Philip Morris Companies Inc. .........      7,581,800
     42,500   Ralston Purina Company................      3,118,437
     13,300   Unilever NV...........................      2,330,825
                                                       ------------
                                                         18,333,100
                                                       ------------
     TELECOMMUNICATIONS -- 6.1%
     64,600   AT&T Corporation......................      2,810,100
     35,400   Bell Atlantic Corporation.............      2,292,150
     47,900   GTE Corporation.......................      2,179,450
    118,900   MCI Communications Corporation........      3,886,544
    107,600   U.S. West Inc. .......................      3,470,100
     46,300   WorldCom, Inc.+.......................      1,206,694
                                                       ------------
                                                         15,845,038
                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                             GROWTH AND INCOME FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- (CONTINUED)
     AUTOS & TRANSPORTATION -- 5.1%
     40,950   Consolidated Freightways
                Corporation+........................   $    363,431
     75,500   Consolidated Freightways Inc. ........      1,679,875
    111,700   Cooper Tire & Rubber Company..........      2,206,075
    108,000   General Motors Corporation............      6,021,000
     51,700   Union Pacific Corporation.............      3,108,462
                                                       ------------
                                                         13,378,843
                                                       ------------
     RETAIL -- 5.1%
     95,400   Circuit City Stores Inc. .............      2,873,925
     44,900   Federated Department Stores, Inc.+....      1,532,213
    114,300   Toys R Us Inc.+.......................      3,429,000
    238,600   Wal-Mart Stores Inc. .................      5,457,974
                                                       ------------
                                                         13,293,112
                                                       ------------
     UTILITIES -- 2.1%
     53,000   Duke Power Company....................      2,464,500
    102,900   Pacific Gas & Electric Company........      2,160,900
     30,500   Pinnacle West Capital Corporation.....        968,375
                                                       ------------
                                                          5,593,775
                                                       ------------
     COMPUTER SOFTWARE & SERVICES -- 1.9%
     40,600   Autodesk Inc. ........................      1,136,800
     20,400   Broderbund Software Corporation+......        606,900
     53,900   First Data Corporation................      1,967,350
     91,900   Learning Company, Inc.+...............      1,321,063
                                                       ------------
                                                          5,032,113
                                                       ------------
     OTHER -- 1.3%
     79,100   Cooper Industries, Inc. ..............      3,332,088
                                                       ------------
              Total Common Stocks (Cost
                $215,518,313).......................    246,399,560
                                                       ------------

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------

CONVERTIBLE PREFERRED STOCK -- 0.8%
  (Cost $1,882,370)
     36,500   Owens-Corning, Conv. Pfd.+++..........   $  2,075,937
                                                       ------------
 PRINCIPAL
  AMOUNT
-----------
     CONVERTIBLE NOTES -- 0.8%
 $1,250,000   Berkshire Hathaway, Conv. Sr. Note,
                1.000% due 12/03/2001...............      1,167,188
    375,000   Rohr Inc., Conv. Sub. Note,
                7.750% due 05/15/2004...............        799,219
                                                       ------------
              Total Convertible Notes (Cost
                $1,582,868).........................      1,966,407
                                                       ------------
     U.S. TREASURY BILL -- 2.6% (Cost $6,792,084)
  6,853,000   5.120% due 03/06/1997++...............      6,792,084
                                                       ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 1.7%
  (Cost $4,514,185)
  4,515,000   Federal Home Loan Bank (FHLB),
                6.590% due 01/02/1997++.............      4,514,185
                                                       ------------
TOTAL INVESTMENTS (COST $230,289,820*).....   100.2%    261,748,173
OTHER ASSETS AND LIABILITIES (NET).........    (0.2)       (477,680)
                                              -----    ------------
NET ASSETS.................................   100.0%   $261,270,493
                                              =====    ============

---------------------

  * Aggregate cost for federal tax purposes.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                  GLOSSARY OF TERMS
      ADR         -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                                  GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- 96.7%
    TECHNOLOGY -- 19.1%
      8,600    Advanced Micro Devices Inc.+.........   $    221,450
    316,937    Analog Devices Inc.+.................     10,736,241
    158,500    Cisco Systems, Inc.+.................     10,084,563
     42,625    Danka Business Systems, ADR..........      1,507,859
     13,700    Dell Computer Corporation+...........        727,813
      6,925    Etec Systems, Inc.+..................        264,881
    152,375    HBO & Company........................      9,047,266
     29,025    Intel Corporation....................      3,800,461
     29,850    International Business Machines
                 Corporation........................      4,507,350
     83,025    Pittway Corporation, Class A.........      4,441,838
     92,050    Sun Microsystems, Inc.+..............      2,364,534
     12,975    Technology Solutions Company+........        538,462
     97,375    Xylan Corporation+...................      2,750,844
                                                       ------------
                                                         50,993,562
                                                       ------------
    TELECOMMUNICATIONS -- 16.9%
     55,650    Ascend Communications Inc.+..........      3,457,256
    128,375    Cincinnati Bell, Inc. ...............      7,879,016
     26,550    CommNet Cellular Inc.+...............        740,081
     21,625    Lucent Technologies, Inc. ...........      1,000,156
    226,049    MFS Communication Company, Inc.+.....     12,319,670
     52,650    Millicom International Cellular
                 SA+................................      1,691,381
     67,483    NetCom Systems AB, Class B+..........      1,093,519
     43,825    Nokia Corporation, Class A, Sponsored
                 ADR................................      2,519,938
    101,650    Paging Network Inc.+.................      1,550,163
     62,650    Palmer Wireless Inc., Class A+.......        657,825
      2,400    Premiere Technologies, Inc.+.........         60,000
     17,175    Telebras, Sponsored ADR..............      1,313,888
    579,464    Telecom Italia Mobile SPA............      1,464,894
     25,850    U.S. Robotics Corporation+...........      1,861,200
      6,150    West TeleServices Corporation+.......        139,913
    278,575    WorldCom, Inc.+......................      7,260,361
                                                       ------------
                                                         45,009,261
                                                       ------------
    COMPUTER SOFTWARE & SERVICES -- 13.8%
     24,300    Aspen Technology Inc.+...............      1,950,075
      4,450    Baan Company, NV+....................        154,638
      8,875    Black Box Corporation+...............        366,094
     32,750    Concord EFS, Inc.+...................        925,188
      9,725    Documentum, Inc.+....................        328,219
     44,375    ECsoft Group Plc+....................        427,109
    164,900    First Data Corporation...............      6,018,850
     99,300    First USA Paymentech, Inc.+..........      3,363,788
     60,725    HNC Software, Inc.+..................      1,897,656
     70,400    Indus Group Inc.+....................      1,812,800
      9,600    Intelligroup, Inc.+..................        105,600
     59,550    JDA Software Group Inc.+.............      1,697,175

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
     62,450    Keane Inc.+..........................   $  1,982,787
     17,700    Microsoft Corporation+...............      1,462,463
     53,175    Netscape Communications
                 Corporation+.......................      3,024,328
     15,550    Oracle Corporation+..................        649,213
     91,000    Parametric Technology Company+.......      4,675,125
    104,350    Peoplesoft Inc.+.....................      5,002,278
        850    Sapient Corporation+.................         35,806
     27,325    VeriFone Inc.+.......................        806,087
                                                       ------------
                                                         36,685,279
                                                       ------------
    FINANCIAL SERVICES -- 13.4%
     64,750    Associates 1st Capital Corporation,
                 Class A+...........................      2,857,094
     21,868    Banca Popolare Di Bergamo............        360,382
     30,900    Bank of New York Company, Inc. ......      1,042,875
     94,502    Barclays Bank Plc, Ord. .............      1,619,155
      8,900    Charles Schwab Corporation...........        284,800
     30,800    Chase Manhattan Corporation..........      2,748,900
     34,013    Grupo Financiero Inbursa, Series B...        116,228
     38,550    SunAmerica Inc. .....................      1,710,656
     84,800    UNUM Corporation.....................      6,126,800
     70,141    Wells Fargo & Company................     18,920,535
                                                       ------------
                                                         35,787,425
                                                       ------------
    CONSUMER DISCRETIONARY -- 12.3%
     66,525    Alco Standard Corporation............      3,434,353
      3,900    Cambridge Technology Partners,
                 Inc.+..............................        130,894
     51,900    Doubletree Corporation+..............      2,335,500
     16,625    Extended Stay America, Inc.+.........        334,578
     78,900    Gucci Group+.........................      5,039,737
     87,500    HFS, Inc.+...........................      5,228,125
     62,050    IntelliQuest Information Group,
                 Inc.+..............................      1,411,637
     50,375    Lamar Advertising Company+...........      1,221,594
     17,625    META Group, Inc.+....................        475,875
     64,325    National Processing, Inc.+...........      1,029,200
     66,025    Nike Inc., Class B...................      3,944,994
     52,150    Outdoor Systems, Inc.+...............      1,466,719
        875    Quintiles Transnational
                 Corporation+.......................         57,969
    362,679    Rentokil Group Plc...................      2,726,574
    116,200    TeleTech Holdings Inc.+..............      3,021,200
     12,525    Tommy Hilfiger Corporation+..........        601,200
      8,675    Universal Outdoor Holdings, Inc.+....        203,863
                                                       ------------
                                                         32,664,012
                                                       ------------
    HEALTH CARE -- 11.9%
     21,900    Bristol-Myers Squibb Company.........      2,381,625
    207,700    Centocor, Inc.+......................      7,425,275
     61,200    CompDent Corporation+................      2,157,300
     69,250    Eli Lilly & Company..................      5,055,250
     39,475    Fresenius Medical Care, ADR+.........      1,110,234
     22,475    Glaxo Wellcome Plc, ADR..............        713,581

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                                  GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- (CONTINUED)
    HEALTH CARE -- (CONTINUED)
     21,750    Glaxo Wellcome Plc, Ord..............   $    353,100
    115,500    Omnicare Inc.........................      3,710,438
     46,850    Pharmaceutical Product Development,
                 Inc.+..............................      1,182,963
     43,175    SmithKline Beecham, ADR..............      2,935,900
     69,975    Target Therapeutics Inc.+............      2,938,950
     25,075    Warner Lambert Company...............      1,880,625
                                                       ------------
                                                         31,845,241
                                                       ------------
    MATERIALS & PROCESSING -- 3.9%
     49,003    Metra AB, Series B, Ord..............      2,727,123
     83,325    Monsanto Company.....................      3,239,259
     31,865    Potash Corporation of Saskatchewan...      2,708,525
    138,800    Rofin-Sinar Technologies Inc.+.......      1,630,900
                                                       ------------
                                                         10,305,807
                                                       ------------
    RETAIL -- 2.1%
    165,875    Abercrombie & Fitch Company, Class
                 A+.................................      2,736,938
      8,875    Fastenal Company.....................        406,031
     28,675    Galoob Toys, Inc.+...................        401,450
     28,600    Linens 'N Things, Inc.+..............        561,275
     13,000    Nordstrom, Inc.......................        460,688
     74,825    Renters Choice Inc.+.................      1,084,962
                                                       ------------
                                                          5,651,344
                                                       ------------
    ENERGY -- 1.3%
     72,100    Triton Energy Ltd.+..................      3,496,850
                                                       ------------
    AUTOS & TRANSPORTATION -- 0.8%
     50,775    Wisconsin Central Transportation
                 Corporation+.......................      2,011,959
                                                       ------------

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
    OTHER -- 0.6%
     56,065    Kinnevik Investment, Series B........   $  1,545,679
                                                       ------------
    RESTAURANTS -- 0.3%
      9,112    Papa John's International Inc.+......        307,530
     22,150    Planet Hollywood International,
                 Inc.+..............................        437,462
                                                       ------------
                                                            744,992
                                                       ------------
    CONSUMER STAPLES -- 0.3%
     12,539    Cultor OY, Series 1..................        681,467
                                                       ------------
               Total Common Stocks
                 (Cost $226,121,605)................    257,422,878
                                                       ------------

 PRINCIPAL
  AMOUNT
-----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.6%
  (Cost $6,944,140)
$ 7,000,000    Federal Home Loan Mortgage
                 Corporation (FHLMC), 5.320% due
                 02/24/1997++.......................      6,944,140
                                                       ------------
COMMERCIAL PAPER -- 1.3% (Cost $3,499,363)
  3,500,000    American Express Company,
                 6.550% due 01/02/1997..............      3,499,363
                                                       ------------
TOTAL INVESTMENTS (COST $236,565,108*).....   100.6%    267,866,381
OTHER ASSETS AND LIABILITIES (NET).........    (0.6)     (1,638,327)
                                              -----    ------------
NET ASSETS.................................   100.0%   $266,228,054
                                              =====    ============

---------------------

 * Aggregate cost for federal tax purposes
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                                  GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                               CONTRACTS TO RECEIVE                     NET UNREALIZED
               ---------------------------------------                  APPRECIATION/
EXPIRATION                                VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE            LOCAL CURRENCY          U.S. $       FOR U.S. $       OF CONTRACTS
----------     ----------------------     ---------     -----------     --------------
01/27/1997     ITL      1,300,000,000       855,632        845,859         $  9,773
01/27/1997     SEK          1,000,000       146,816        145,913              903
02/10/1997     DEM          1,918,000     1,249,782      1,269,442          (19,660)
02/12/1997     DEM          1,270,000       827,643        840,962          (13,319)
03/11/1997     DEM          2,150,000     1,403,494      1,425,919          (22,425)
04/22/1997     SEK          6,995,000     1,030,949      1,024,346            6,603
05/27/1997     SEK          4,000,000       590,505        590,685             (180)
                                                                           --------
                                                                           $(38,305)
                                                                           --------

  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                               CONTRACTS TO DELIVER                     NET UNREALIZED
               ---------------------------------------                  APPRECIATION/
EXPIRATION                                VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE            LOCAL CURRENCY          U.S. $       FOR U.S. $       OF CONTRACTS
----------     ----------------------     ---------     -----------     --------------
01/02/1997     GBP             10,109        17,312         16,923         $   (389)
01/02/1997     SEK          2,614,082       383,346        380,092           (3,254)
01/03/1997     GBP             21,330        36,527         35,685             (842)
01/07/1997     GBP             51,592        88,347         87,234           (1,113)
01/07/1997     SEK          3,271,615       479,826        475,097           (4,729)
01/16/1997     GBP          1,070,000     1,831,822      1,669,200         (162,622)
01/27/1997     ITL      1,900,000,000     1,250,539      1,238,390          (12,149)
01/27/1997     SEK          2,000,000       293,632        304,090           10,458
02/10/1997     DEM          1,918,000     1,249,782      1,309,215           59,433
02/10/1997     ITL        325,000,000       213,766        211,533           (2,233)
02/12/1997     DEM          1,270,000       827,643        866,894           39,251
02/12/1997     FIM          2,460,000       536,367        552,437           16,070
03/11/1997     DEM          2,150,000     1,403,494      1,452,703           49,209
03/12/1997     ITL        175,000,000       114,965        114,484             (481)
04/22/1997     FIM            750,000       164,255        164,618              363
04/22/1997     GBP            100,000       170,767        158,500          (12,267)
04/22/1997     SEK          6,995,000     1,030,949      1,056,966           26,017
05/12/1997     FIM          2,221,000       487,077        493,885            6,808
05/12/1997     ITL        300,000,000       196,697        196,386             (311)
05/27/1997     FIM          7,500,000     1,646,483      1,673,547           27,064
05/27/1997     GBP            650,000     1,108,821      1,091,870          (16,951)
05/27/1997     ITL      1,100,000,000       720,954        727,465            6,511
05/27/1997     SEK         19,500,000     2,878,711      2,960,601           81,890
06/04/1997     GBP            400,000       682,182        669,920          (12,262)
                                                                        --------------
                                                                           $ 93,471
                                                                        --------------
               Net Unrealized Appreciation of Forward
               Foreign Currency Contracts..........................        $ 55,166
                                                                        ==============
                  GLOSSARY OF TERMS
      ADR         -- American Depositary Receipt
      DEM         -- German Deutsche Mark
      FIM         -- Finnish Markka
      GBP         -- Great Britain Pound Sterling
      ITL         -- Italian Lira
      SEK         -- Swedish Krona

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                              EMERGING GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- 91.9%
  RETAIL -- 19.6%
    128,150   Barnett Inc.+.........................   $  3,492,088
     53,316   Eurobike AG+..........................      1,628,393
    358,225   Fastenal Company......................     16,388,794
    245,825   Global DirectMail Corporation+........     10,724,116
      9,350   Grand Optical-Photoservices...........      1,515,534
     86,500   MSC Industrial Direct Company, Class
                A+..................................      3,200,500
    126,525   O'Reilly Automotive Inc.+.............      4,048,800
    600,000   Petco Animal Supplies Inc.+...........     12,450,000
    232,774   Renters Choice Inc.+..................      3,375,223
     84,700   Stage Stores, Inc.+...................      1,545,775
    115,000   Viking Office Products, Inc.+.........      3,069,062
    114,025   Wilmar Industries, Inc.+..............      3,164,194
                                                        -----------
                                                         64,602,479
                                                        -----------
  CONSUMER DISCRETIONARY -- 14.8%
     38,000   American Residential Services,
                Inc.+...............................      1,030,750
     57,025   Apollo Group, Inc., Class A+..........      1,906,773
    294,600   Family Golf Centers Inc.+.............      8,874,825
      9,720   Fotolabo SA...........................      3,776,167
     83,650   HFS, Inc.+............................      4,998,088
     60,600   Labor Ready, Inc.+....................        818,100
     64,450   National Processing, Inc.+............      1,031,200
    242,850   Premier Parks Inc.+...................      7,801,556
    195,775   Profit Recovery Group International,
                Inc.+...............................      3,132,400
     20,600   Regal Cinemas, Inc.+..................        633,450
  1,299,849   Rentokil Group Plc....................      9,772,096
    117,450   TeleTech Holdings Inc.+...............      3,053,700
     42,500   Univision Communications Inc.+........      1,572,500
                                                        -----------
                                                         48,401,605
                                                        -----------
  RESTAURANTS -- 11.6%
    891,827   J.D. Wetherspoon Plc Ord..............     17,868,857
    399,600   Papa John's International Inc.+.......     13,486,500
    710,077   PizzaExpress Plc......................      6,414,432
     30,800   PJ America Inc.+......................        554,400
                                                        -----------
                                                         38,324,189
                                                        -----------
  TELECOMMUNICATIONS -- 10.2%
    285,550   CommNet Cellular Inc.+................      7,959,706
     88,650   Millicom International Cellular SA+...      2,847,881
    206,650   Omnipoint Corporation+................      3,978,013
    816,375   Paging Network Inc.+..................     12,449,719
     88,100   Premiere Technologies, Inc.+..........      2,202,500
    347,507   Pricellular Corporation, Class A+.....      3,996,330
                                                        -----------
                                                         33,434,149
                                                        -----------
  MATERIALS & PROCESSING -- 8.1%
    203,630   Minerals Technologies Inc.............      8,348,830
    145,475   Sealed Air Corporation+...............      6,055,397
    426,325   Trigen Energy Corporation.............     12,256,844
                                                        -----------
                                                         26,661,071
                                                        -----------

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
  FINANCIAL SERVICES -- 7.9%
    650,000   Insignia Financial Group Inc., Class
                A+..................................   $ 14,625,000
    140,000   Medallion Financial Corporation.......      2,135,000
     90,500   Protective Life Corporation...........      3,608,688
    168,625   UICI +................................      5,480,312
                                                        -----------
                                                         25,849,000
                                                        -----------
  AUTOS & TRANSPORTATION -- 5.8%
    317,275   APS Holding Corporation, Class A+.....      4,917,762
    354,500   Wisconsin Central Transportation
                Corporation+........................     14,047,063
                                                        -----------
                                                         18,964,825
                                                        -----------
  HEALTH CARE -- 5.6%
    391,425   DepoTech Corporation+.................      6,409,584
     55,750   Karrington Health, Inc.+..............        696,875
     39,950   Omnicare Inc..........................      1,283,394
     17,750   Steris Corporation+...................        772,125
     87,525   Sunrise Assisted Living, Inc.+........      2,439,759
    163,750   Target Therapeutics, Inc.+............      6,877,500
                                                        -----------
                                                         18,479,237
                                                        -----------
  CONSUMER STAPLES -- 2.8%
    328,125   JP Foodservice Inc.+..................      9,146,484
                                                        -----------
  TECHNOLOGY -- 2.7%
    175,850   Safeguard Scientifics, Inc.+..........      5,583,237
     79,200   Technology Solutions Company+.........      3,286,800
                                                        -----------
                                                          8,870,037
                                                        -----------
  PRODUCER DURABLES -- 2.2%
    181,900   Culligan Water Technologies, Inc.+....      7,366,950
                                                        -----------
  COMPUTER SOFTWARE & SERVICES -- 0.3%
     24,800   First USA Paymentech, Inc.+...........        840,100
     17,585   Sanchez Computer Associates, Inc.+....        138,482
                                                        -----------
                                                            978,582
                                                        -----------
  OTHER -- 0.3%
     32,675   Rental Service Corporation+...........        898,563
                                                        -----------
              Total Common Stocks (Cost
                $239,562,790).......................    301,977,171
                                                        -----------
WARRANT -- 1.8% (Cost $2,716,035)
    149,770   Littelfuse Inc., Series A,
                expires 12/27/2001+.................      5,915,915
                                                        -----------

 PRINCIPAL
   AMOUNT
------------
COMMERCIAL PAPER -- 4.7% (Cost $15,597,162)
 $15,600,000   American Express Company,
                 6.550% due 01/02/1997..............     15,597,162
                                                        -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 1.8%
  (Cost $5,874,905)
   5,900,000   Federal Home Loan Bank (FHLB),
                 5.280% due 01/30/1997++............      5,874,905
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                              EMERGING GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
                                                         (NOTE 2)
                                                       ------------
TOTAL                                          100.2%  $329,365,153
 INVESTMENTS
  (Cost
  $263,750,892*)...
OTHER ASSETS AND LIABILITIES (NET).........    (0.2)       (578,357)
                                              -----    ------------
NET ASSETS.................................   100.0%   $328,786,796
                                              =====    ============

---------------------

  * Aggregate cost for federal tax purposes.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
    U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                           CONTRACTS TO DELIVER                   NET UNREALIZED
               ---------------------------------------------      APPRECIATION/
EXPIRATION                          VALUE IN     IN EXCHANGE      (DEPRECIATION)
   DATE         LOCAL CURRENCY       U.S. $      FOR U.S. $        OF CONTRACTS
-----------    ----------------    ----------    -----------     ----------------
 01/02/1997     GBP      23,498        40,241        39,336         $     (905)
 01/02/1997      DEM    405,102       263,252       260,248             (3,004)
 01/03/1997     GBP      49,587        84,917        82,959             (1,958)
 01/03/1997     THB   8,969,400       349,729       349,766                 37
 01/07/1997      DEM    402,110       261,357       258,492             (2,865)
 01/07/1997     GBP     119,938       205,382       202,794             (2,588)
 01/16/1997     GBP   3,500,000     5,991,940     5,460,000           (531,940)
 01/24/1997     GBP   1,100,000     1,882,839     1,705,330           (177,509)
 03/11/1997     GBP   1,337,000     2,285,806     2,198,229            (87,577)
 05/27/1997     GBP   3,500,000     5,970,577     5,879,300            (91,277)
 06/04/1997     GBP     515,000       878,309       860,204            (18,105)
                                                                 ----------------
               Net Unrealized Depreciation of Forward
               Foreign Currency Contracts...................        $ (917,691)
                                                                 ==================
                  GLOSSARY OF TERMS
      DEM         -- German Deutsche Mark
      GBP         -- Great Britain Pound Sterling
      THB         -- Thai Baht

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                           INTERNATIONAL GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- 90.5%
     JAPAN -- 24.2%
     31,000   Advantest Corporation.................   $  1,453,501
    115,000   Anritsu Corporation...................      1,241,257
     12,000   Bank of Tokyo-Mitsubishi Ltd.+........        222,779
     75,000   Canon Inc. ...........................      1,657,888
     60,000   Cosmo Oil.............................        288,576
        243   DDI Corporation.......................      1,607,271
    122,000   Denki Kogyo Company Ltd. .............        916,501
     14,000   Diamond Lease Company.................        177,705
        160   East Japan Railway Company............        719,800
    180,000   Fujikura Ltd. ........................      1,442,362
     86,000   Hankyu Realty.........................        631,206
    130,000   Hitachi Ltd. .........................      1,212,331
     85,000   Honda Motor Company...................      2,429,410
    300,000   Isuzu Motors Ltd. ....................      1,334,082
         50   Japan Tobacco Inc. ...................        338,917
     64,000   JUSCO Company.........................      2,171,833
    355,000   Kawasaki Heavy Industries.............      1,468,310
    110,000   Komatsu Forklift Company, Ltd. .......        565,150
     60,000   Matsushita Electric Industrial
                Company.............................        979,190
    117,000   Mitsubishi Estate Company.............      1,202,228
    162,000   Mitsubishi Heavy Industrials Ltd. ....      1,286,936
    100,000   Mycal Corporation.....................      1,450,652
      5,000   Nitta Corporation.....................         64,761
    560,000   NKK Corporation+......................      1,262,067
     50,000   Nomura Securities Company Ltd. .......        751,230
     23,000   Noritsu Koki Company Ltd. ............      1,082,376
         40   NTT Data Communication Systems
                Corporation.........................      1,170,883
     36,000   Orix Corporation......................      1,498,316
        700   Parco Company.........................          6,105
    115,000   Pioneer Electric Corporation..........      2,194,543
     18,000   Rohm Company..........................      1,181,245
    107,000   Sharp Corporation.....................      1,524,480
     33,000   Sony Corporation......................      2,162,766
    350,000   Sumitomo Metal Industries.............        861,325
     55,000   Sumitomo Realty & Development.........        346,689
     50,000   Takashimaya Company Ltd. .............        600,121
     40,000   TDK Corporation.......................      2,607,720
         50   Tohoku Electric & Power Company.......            993
    225,000   Toray Industries Inc..................      1,389,129
     30,000   Toyota Motor Corporation..............        862,620
        200   West Japan Railway Company............        647,612
                                                         ----------
                                                         45,012,866
                                                         ----------

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
     UNITED STATES -- 19.3%
     18,400   Alcan Aluminum Ltd. ..................   $    618,700
     42,870   Asia Cement, GDS......................        787,100
     50,000   Banco de Edwards, ADR.................        893,750
     37,950   Banco Frances del Rio de la Plata SA,
                Sponsored ADR.......................      1,043,625
    160,000   Biacore International AB, Sponsored
                ADR+................................      3,520,000
    154,900   Blue Square-Israel Ltd., ADR+.........      2,207,325
     90,900   Commercial International Bank of
                Egypt, GDR+ ++......................      1,288,962
     74,200   ECI Telecommunications Ltd., ADR......      1,576,750
     47,000   Enersis SA, ADR.......................      1,304,250
     92,600   Groupe AB SA, ADR+....................      1,331,125
     63,000   Guangshen Railway Ltd., ADR+..........      1,299,375
     19,500   Hansol Paper Company, GDS+............        248,625
  1,360,734   Hong Kong Land Holdings...............      3,782,841
     25,400   Hyundai Motor Company Ltd., GDR+......        184,150
    155,017   Jardine Matheson Holdings.............      1,023,112
     60,200   Kookmin Bank, Sponsored GDR ++........      1,123,934
     25,700   Korea Electric Power Corporation,
                Sponsored ADR.......................        526,850
     26,300   Millicom International Cellular SA+...        844,887
     35,000   Panamerican Beverages, Class A........      1,640,625
     40,000   Portugal Telecommunications, ADR......      1,130,000
     18,700   PT Indosat, ADR.......................        511,912
     43,000   Qantas Airways, ADR++.................        717,885
    164,000   Reliance Industries Ltd., GDS.........      2,013,100
     11,300   Repsol SA, ADR........................        430,813
     20,980   Samsung Electronics Company Ltd.,
                GDS.................................        387,072
     77,000   State Bank of India, GDR+ ++..........      1,355,200
     70,000   Telefonica de Argentina, ADR..........      1,811,250
     85,000   YPF Sociedad Anonima, Sponsored ADR...      2,146,250
                                                         ----------
                                                         35,749,468
                                                         ----------
     UNITED KINGDOM -- 8.1%
    221,087   British Airport Authority.............      1,841,944
    639,403   Cookson Group Plc.....................      2,584,145
    394,000   General Electric Company Plc Ord......      2,577,448
    520,000   Pace Micro Technology+ ++.............      2,052,601
    350,000   Rolls Royce Plc.......................      1,543,390
     35,000   RTZ Corporation.......................        561,314
    503,000   Thistle Hotels Plc+...................      1,563,417
    545,049   Vodafone Group........................      2,300,821
                                                         ----------
                                                         15,025,080
                                                         ----------
     NEW ZEALAND -- 5.7%
  1,700,500   Fletcher Challenge -- Building
                Division............................      5,229,434
  1,852,300   Fletcher Challenge -- Forest
                Division............................      3,103,476
  2,665,500   Wrightson Ltd.........................      2,317,782
                                                         ----------
                                                         10,650,692
                                                         ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           INTERNATIONAL GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
COMMON STOCKS -- (CONTINUED)
     FRANCE -- 4.9%
     38,000   Assurance Generale de France..........   $  1,226,751
     12,536   AXA Company...........................        797,317
     22,400   Chargeurs International+..............      1,109,531
     15,700   Compagnie Bancaire SA.................      1,857,916
     11,100   Eaux (Cie Generale Des)...............      1,375,600
     76,863   La Gardere Groupe.....................      2,109,529
     39,892   Usinor Sacilor........................        580,486
                                                         ----------
                                                          9,057,130
                                                         ----------
     AUSTRALIA -- 3.6%
    635,800   Boral Ltd. ...........................      1,809,209
     94,400   CSR Ltd. .............................        330,149
     92,600   Lend Lease Corporation................      1,795,916
     52,800   National Australia Bank Ltd. .........        621,127
    941,800   Oil Search Ltd. ......................      1,834,045
    182,392   Qantas Airways Ltd. ..................        304,446
                                                         ----------
                                                          6,694,892
                                                         ----------
     GERMANY -- 2.9%
        800   Ava Allgemeine Handels Der Verbr
                AG+.................................        230,302
     16,100   BASF AG...............................        620,209
      1,800   Bayerische Motoren Werke AG...........      1,255,093
      1,200   GEA AG................................        367,287
      7,000   SGL Carbon AG.........................        882,477
     36,450   Veba AG...............................      2,108,100
                                                         ----------
                                                          5,463,468
                                                         ----------
     SPAIN -- 2.8%
      5,100   Banco Popular de Espanol..............      1,001,733
    300,600   Iberdrola SA..........................      4,260,381
                                                         ----------
                                                          5,262,114
                                                         ----------
     HONG KONG -- 2.7%
    479,000   Cheung Kong Infrastructure
                Holdings+...........................      1,269,572
    102,000   Henderson China.......................        232,103
    110,000   Hong Kong Electric Holdings...........        365,505
    283,600   Hong Kong Telecommunications..........        456,503
     34,500   HSBC Holdings Ord. ...................        738,218
     57,000   Hutchison Whampoa Ltd. ...............        447,702
     35,500   New World Development Company.........        239,818
     95,500   Swire Pacific Ltd., Class A...........        910,612
     72,000   Television Broadcasts Ltd. ...........        287,646
                                                         ----------
                                                          4,947,679
                                                         ----------
     FINLAND -- 2.2%
     39,400   Metra AB, Class B.....................      2,192,696
    111,800   Valmet Corporation, Class A...........      1,954,069
                                                         ----------
                                                          4,146,765
                                                         ----------
     SINGAPORE -- 1.9%
    281,000   D.B.S. Land Ltd.......................      1,034,196
    101,000   Development Bank of Singapore (F).....      1,364,182
     72,000   Singapore International Airlines Ltd.
                (F).................................        653,470
     28,000   Singapore Press Holdings (F)..........        552,276
                                                         ----------
                                                          3,604,124
                                                         ----------
                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
     SWEDEN -- 1.8%
     23,790   ABB AB, B Shares......................   $  2,693,280
     11,000   Astra AB, Class B.....................        530,711
                                                         ----------
                                                          3,223,991
                                                         ----------
     SWITZERLAND -- 1.4%
      2,315   Novartis AG+..........................      2,651,013
                                                         ----------
     NORWAY -- 1.2%
    582,000   Den Norske Bank, Series A.............      2,238,426
                                                         ----------
     THAILAND -- 1.1%
     72,200   Bangkok Bank Public Company Ltd.
                (F).................................        698,183
     40,000   Siam Cement Public Company Ltd. (F)...      1,253,997
     55,400   Thai Military Bank Public Company
                Ltd. ...............................        109,089
                                                         ----------
                                                          2,061,269
                                                         ----------
     MALAYSIA -- 1.1%
    110,500   Commerce Asset Holdings Berhad........        831,321
    190,000   New Straits Time Press Berhad.........      1,098,396
                                                         ----------
                                                          1,929,717
                                                         ----------
     SOUTH KOREA -- 1.0%
     41,300   Korea Electric Power Corporation......      1,202,343
     12,300   Samsung Electronics Company Ltd. .....        662,308
                                                         ----------
                                                          1,864,651
                                                         ----------
     PORTUGAL -- 1.0%
     64,000   Portugal Telecommunications SA........      1,824,444
                                                         ----------
     INDONESIA -- 0.9%
    121,500   PT Bank International of Indonesia
                (F)+................................        119,597
    200,000   PT Inco...............................        450,889
    219,000   PT Indosat............................        602,667
    171,500   Semen Gresik (F)......................        551,821
                                                         ----------
                                                          1,724,974
                                                         ----------
     DENMARK -- 0.9%
     64,300   International Service Systems AS,
                Class B.............................      1,691,890
                                                         ----------
     POLAND -- 0.7%
     14,300   Bank Przemyslcowo-Handlowy SA.........        922,582
     75,500   Polifarb-Cieszyn SA...................        418,640
                                                         ----------
                                                          1,341,222
                                                         ----------
     AUSTRIA -- 0.6%
      6,425   VA Technologie AG.....................      1,008,384
                                                         ----------
     NETHERLANDS -- 0.5%
     23,600   Philips Electronics NV................        956,240
                                                         ----------
              Total Common Stocks (Cost
                $157,857,953).......................    168,130,499
                                                         ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           INTERNATIONAL GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

                                                          VALUE
  SHARES                                                 (NOTE 2)
-----------                                            ------------
PREFERRED STOCK -- 0.1% (Cost $184,608)
        565   GEA AG, Pfd. .........................   $    177,888
                                                         ----------
WARRANT -- 0.0%# (Cost $155,125)
        120   Dowa Mining Company,
                expires 12/09/1997+.................         47,250
                                                         ----------

   PRINCIPAL
    AMOUNT
---------------
CORPORATE BONDS -- 2.1%
    $    55,000   Bangkok Bank, Convertible,
                    3.250% due 03/03/2004...........         53,625
 JPY 80,000,000   BTM Cayman Finance,
                    4.250% due 03/29/1999...........        892,842
 JPY 46,000,000   Daido Hoxan Inc., Convertible,
                    1.600% due 03/29/2002...........        395,216
   CHF  790,000   Sandoz Capital Ltd., Convertible,
                    1.250% due 10/23/2002...........        877,942
    $   940,000   Telekom Malaysia Berhad,
                    4.000% due 10/03/2004...........        963,500
 JPY 50,000,000   Toyota Motor Corporation,
                    1.200% due 01/28/1998...........        734,824
                                                       ------------
                  Total Corporate Bonds
                    (Cost $3,883,417)...............      3,917,949
                                                       ------------

  SHARES
-----------
INVESTMENT COMPANY SECURITY -- 1.8%
     (Cost $3,019,191)
  3,270,000   General Pacific Securities Taiwan
                Index Fund..........................      3,302,700
                                                       ------------

 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT -- 4.3% (Cost $8,055,000)
 $8,055,000   Agreement with State Street Bank &
                Trust Company, 5.000% dated
                12/31/1996, to be repurchased at
                $8,057,238 on 01/02/1997,
                collateralized by: $1,655,000 U.S.
                Treasury Note, 6.000% due 08/31/1997
                (Market Value -- $1,692,238) and
                $6,480,000 U.S. Treasury Note,
                6.250% due 06/30/1998 (Market
                Value -- $6,528,600)................      8,055,000
                                                       ------------

   PRINCIPAL                       EXPIRATION     STRIKE         VALUE
    AMOUNT                            DATE         PRICE        (NOTE 2)
---------------                    ----------    ---------    ------------
CALL OPTIONS PURCHASED ON STOCK INDICES -- 0.0%#
 KRW 12,968,621  Kospi 200 Stock                 $    0.11    $         13
                   Index.........  02/07/1997
 JPY    141,697  Tokyo Price                      1,539.20          22,799
                   Index
                   (TOPIX).......  03/14/1997
                                                               -----------
                                                                    22,812
                 Total Call Options Purchased on Stock
                   Indices (Cost $250,000)................
                                                               -----------
TOTAL INVESTMENTS (COST $173,405,294*).......         98.8%    183,654,098
OTHER ASSETS AND LIABILITIES (NET)...........          1.2       2,215,357
                                                     -----     -----------
NET ASSETS...................................        100.0%   $185,869,455
                                                     =====     ===========

---------------------

 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

As of December 31, 1996, sector diversification was as follows:

                                           % OF           VALUE
        SECTOR DIVERSIFICATION          NET ASSETS       (NOTE 2)
--------------------------------------  ----------     ------------
COMMON STOCKS:
Material & Processing.................      17.6%      $ 32,670,637
Financial Services....................      13.9         25,897,862
Producer Durables.....................      13.0         24,137,769
Telecommunications....................       8.7         16,097,769
Consumer Discretionary................       8.0         14,857,712
Autos & Transportation................       6.8         12,623,628
Utilities.............................       4.6          8,566,080
Technology............................       4.4          8,123,047
Consumer Staples......................       3.2          5,830,589
Energy................................       2.5          4,699,683
Health Care...........................       1.7          3,181,725
Retail................................       1.6          3,043,853
Computer Software & Services..........       0.6          1,170,883
Other.................................       3.9          7,229,262
                                           -----       ------------
TOTAL COMMON STOCKS...................      90.5        168,130,499
OTHER INVESTMENTS.....................       8.3         15,523,599
                                           -----       ------------
TOTAL INVESTMENTS.....................      98.8        183,654,098
OTHER ASSETS AND LIABILITIES (Net)....       1.2          2,215,357
                                           -----       ------------
NET ASSETS............................     100.0%      $185,869,455
                                           =====       ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           INTERNATIONAL GROWTH FUND

                         DECEMBER 31, 1996 (UNAUDITED)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
    U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE                     NET
               ---------------------------------------            UNREALIZED
  EXPIRATION                          VALUE IN    IN EXCHANGE   (DEPRECIATION)
     DATE        LOCAL CURRENCY        U.S. $     FOR U.S. $     OF CONTRACTS
  ----------   -------------------   ----------   -----------   --------------
  03/05/1997   JPY   2,846,126,700   24,796,880   27,000,000     $ (2,203,120)
  03/05/1997   JPY   1,114,712,531    9,711,933   10,629,673         (917,740)
  04/02/1997   DEM      11,111,322    7,264,225    7,476,717         (212,492)
  10/24/1997   JPY   1,661,363,650   14,970,025   15,599,659         (629,634)
                                                                --------------
                                                                 $ (3,962,986)
                                                                --------------

    U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                                     NET
                            CONTRACTS TO DELIVER                  UNREALIZED
                  ---------------------------------------       APPRECIATION/
  EXPIRATION                          VALUE IN    IN EXCHANGE   (DEPRECIATION)
     DATE        LOCAL CURRENCY        U.S. $     FOR U.S. $     OF CONTRACTS
  ----------   -------------------   ----------   -----------   --------------
  01/02/1997   PHP       2,741,389      104,234      104,156     $        (78)
  01/03/1997   FRF       4,000,000      770,936      768,935           (2,001)
  01/06/1997   JPY       1,220,453       10,542       10,530              (12)
  03/05/1997   JPY   3,960,839,231   34,508,813   38,117,572        3,608,759
  03/07/1997   FRF      43,731,583    8,460,728    8,613,666          152,938
  04/02/1997   DEM      11,111,322    7,264,225    7,370,000          105,775
  10/24/1997   JPY   2,249,967,300   20,273,747   21,000,000          726,253
  10/24/1997   JPY   1,072,760,000    9,666,303   10,000,000          333,697
                                                                --------------
                                                                 $  4,925,331
                                                                --------------
               Net Unrealized Appreciation of Forward
               Foreign Currency Contracts....................    $    962,345
                                                                =============
                  GLOSSARY OF TERMS
      ADR         --  American Depositary Receipt
      CHF         --  Swiss Franc
      DEM         --  German Deutsche Mark
      (F)         --  Foreign or Alien Shares
      FRF         --  French Franc
      GDR         --  Global Depositary Receipt
      GDS         --  Global Depositary Share
      JPY         --  Japanese Yen
      KRW         --  South Korean Won
      PHP         --  Philippine Peso

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS

                           TARGET MATURITY 2002 FUND

                         DECEMBER 31, 1996 (UNAUDITED)

 PRINCIPAL                                                   VALUE
  AMOUNT                                                    (NOTE 2)
-----------                                                ----------
U.S. TREASURY OBLIGATION -- 97.0%
    U.S. TREASURY STRIP
 $4,405,000   Zero coupon due 11/15/2002...............    $3,067,289
                                                           ----------
TOTAL INVESTMENTS (COST $3,012,112*)...........    97.0%    3,067,289
OTHER ASSETS AND LIABILITIES (NET).............     3.0        93,251
                                                  -----    ----------
NET ASSETS.....................................   100.0%   $3,160,540
                                                  =====    ==========

---------------------

 * Aggregate cost for federal tax purposes.

                  GLOSSARY OF TERMS
      STRIP       -- Separate trading of registered interest and
                     principal of securities

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                               SIERRA TRUST FUNDS

1.  ORGANIZATION AND BUSINESS

Sierra Trust Funds (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on February 22, 1989 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers sixteen managed investment funds (the "Funds"): the Global Money, U.S. Government Money and California Money Funds (the "Money Funds"); the Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds (the "Bond Funds"); the Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds"); and the Target Maturity 2002 Fund.

Each of the Funds, except the Target Maturity 2002 Fund, consists of four classes of shares, Class A Shares, Class B Shares, Class S Shares and Class I Shares. The Target Maturity 2002 Fund offers only Class A Shares. Class A Shares of non-Money Funds are subject to an initial sales charge at the time of purchase. Class A Shares of Money Funds are not subject to an initial sales charge; however, certain Class A Shares of non-Money Funds purchased without an initial sales charge and Class A Shares of Money Funds received in exchange for such shares may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one year or two years of purchase, depending on the circumstances. Class B Shares and Class S Shares are not subject to an initial sales charge. Class B Shares of the Short Term High Quality Bond and Short Term Global Government Funds (the "Short Term Funds") that are redeemed within four years of purchase, and Class B Shares of the remaining Funds (the "Long Term Funds") that are redeemed within six years of purchase will be subject to a CDSC. Class B Shares of Money Funds are not available for purchase directly and may be purchased only by exchange for Class B Shares of non-Money Funds. Class S Shares are subject to a CDSC if redeemed within six years of purchase.

As of July 25, 1996, the Global Money, U.S. Government Money, Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds began offering Class I Shares. Sale of Class I Shares are made exclusively to the various investment portfolios of Sierra Asset Management Portfolios, an open-end management investment company and are not available for direct purchase by investors. Class I Shares are not subject to an initial sales charge or CDSC, but are subject to other annual operating expenses of the Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Money Funds: The investments of each Money Fund are valued on the basis of amortized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Bond Funds, Equity Funds and Target Maturity 2002 Fund: A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the bid price at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or in the absence of a sale, is the mean between the last bid and offering price. Short-term investments that mature in 60 days or less are valued at amortized

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Each Fund's respective Sub-advisor, acting under the supervision of the Trust's investment advisor, Sierra Investment Advisors Corporation ("Sierra Advisors"), and the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal, National Municipal, Growth and Income, Growth, Emerging Growth, International Growth and Target Maturity 2002 Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will maintain segregated accounts with the Trust's custodian consisting of U.S. Government securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Insured Intermediate Municipal, Growth and Income, Growth, Emerging Growth and International Growth Funds may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Option Written on U.S. Treasury Bond," "Options Purchased," "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at December 31, 1996. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instruments or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

The Short Term High Quality Bond, Short Term Global Government, California Insured Intermediate Municipal, Growth and International Growth Funds may engage in options on foreign currency and options on interest rate futures as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal, National Municipal, Growth and Income, Growth, Emerging Growth and International Growth Funds may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at December 31, 1996. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at December 31, 1996. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Short Term High Quality Bond, U.S. Government and Corporate Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Funds, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond Fund, Equity Fund and the Target Maturity 2002 Fund, and up to 10% of the assets of each Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A Securities"). Rule 144A securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investment in illiquid securities.

CASH FLOW INFORMATION:

Cash, as used in the Statements of Cash Flows for the U.S. Government Fund and Corporate Income Fund, is the amount reported in the Statements of Assets and Liabilities and represents cash on hand at the Fund's custodian bank account and does not include any short term investments as of December 31, 1996. Information on financial transactions which have been settled through receipt or disbursement of cash is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion of income recognized on investment securities and amortization of deferred organization costs.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Funds and the Bond Funds are declared daily and paid monthly. Dividends from the net investment income of the Growth and Income Fund are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Emerging Growth, International Growth and Target Maturity 2002 Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds (the "Municipal Funds") and the Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Funds may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Funds to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by such Fund's Sub-advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publicly held corporation, serves as investment advisor to the Company. Alliance Capital Management L.P. ("Alliance Capital"), a limited partnership whose general partner is Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, serves as the Sub-advisor to the U.S. Government Money and California Money Funds. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly traded company, serves as the Sub-advisor to the Global Money and Growth and Income Funds. Warburg, Pincus Counsellors, Inc. ("Warburg"), a privately held corporation, serves as the Sub-advisor to the International Growth Fund. Van Kampen American Capital Management Inc. ("Van Kampen"), a wholly-owned subsidiary of VK/AC Holding, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Group Inc., serves as the Sub-advisor to the California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds. BlackRock

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of PNC Bank, N.A., an indirect wholly-owned subsidiary of PNC Bank Corp. ("PNC"), a publicly traded multi-bank holding company, serves as the Sub-advisor to the U.S. Government and Target Maturity 2002 Funds. TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., a privately held company, serves as the Sub-advisor to the Corporate Income Fund. Scudder, Stevens & Clark, Inc. ("Scudder"), a privately held corporation, serves as the Sub-advisor to the Short Term Global Government and Short Term High Quality Bond Funds. Janus Capital Corporation ("Janus"), an indirect majority-owned subsidiary of Kansas City Southern Industries, Inc., which is a publicly traded holding company, serves as the Sub-advisor to the Growth and Emerging Growth Funds. Each of the foregoing sub-advisors is referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors."

Sierra Advisors is entitled to a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month, out of which Sierra Advisors pays the Sub-advisor of each Fund a monthly fee, in arrears, at annual rates as follows:

                                                                                       FEES ON ASSETS       FEES ON
                                                                                        EQUAL TO OR          ASSETS
                                                                                         LESS THAN         EXCEEDING
                                    NAME OF FUND                                        $500 MILLION      $500 MILLION
------------------------------------------------------------------------------------   --------------    --------------
Global Money, U.S. Government Money and California Money Funds+
     Sierra Advisors................................................................         .35%              .25%
     Sub-advisor....................................................................         .15%              .15%
                                                                                             ---               ---
          Total fees paid to Sierra Advisors*.......................................         .50%              .40%
                                                                                             ===               ===

                                                                                            FEES ON ASSETS
                                                                                              EXCEEDING
                                                                          FEES ON ASSETS     $200 MILLION        FEES ON
                                                                           EQUAL TO OR       AND EQUAL TO         ASSETS
                                                                            LESS THAN        OR LESS THAN       EXCEEDING
                                                                           $200 MILLION      $500 MILLION      $500 MILLION
                                                                          --------------    --------------    --------------
Short Term High Quality Bond Fund
     Sierra Advisors...................................................         .35%              .35%              .30%
     Sub-advisor.......................................................         .15%              .10%              .10%
                                                                                ---               ---               ---
          Total fees paid to Sierra Advisors*..........................         .50%              .45%              .40%
                                                                                ===               ===               ===
Short Term Global Government Fund
     Sierra Advisors...................................................         .37%              .55%              .45%
     Sub-advisor.......................................................         .28%++            .10%              .10%
                                                                                ---               ---               ---
          Total fees paid to Sierra Advisors*..........................         .65%              .65%              .55%
                                                                                ===               ===               ===

                                                               WHEN "COMBINED ASSETS"**
                          WHEN "COMBINED ASSETS"**             EXCEED $650 MILLION AND
                            ARE EQUAL TO OR LESS                 ARE EQUAL TO OR LESS               WHEN "COMBINED ASSETS"**
                             THAN $650 MILLION                     THAN $1 BILLION                     EXCEED $1 BILLION
                     ----------------------------------   ----------------------------------   ----------------------------------
                         FEES ON                              FEES ON                              FEES ON
                      ASSETS EQUAL         FEES ON         ASSETS EQUAL         FEES ON         ASSETS EQUAL         FEES ON
                     TO OR LESS THAN   ASSETS EXCEEDING   TO OR LESS THAN   ASSETS EXCEEDING   TO OR LESS THAN   ASSETS EXCEEDING
                      $500 MILLION       $500 MILLION      $500 MILLION       $500 MILLION      $500 MILLION       $500 MILLION
                     ---------------   ----------------   ---------------   ----------------   ---------------   ----------------
U.S. Government
  Fund
     Sierra
       Advisors....        .415%             .315%              .45%               .35%              .50%               .40%
   Sub-advisor**...        .185%             .185%              .15%               .15%              .10%               .10%
                           ----              ----               ---                ---               ---                ---
          Total
            fees
            paid to
            Sierra
            Advisors*..    .600%             .500%              .60%               .50%              .60%               .50%
                           ====              ====               ===                ===               ===                ===

                                                                                       FEES ON ASSETS       FEES ON
                                                                                        EQUAL TO OR          ASSETS
                                                                                         LESS THAN         EXCEEDING
                                                                                        $500 MILLION      $500 MILLION
                                                                                       --------------    --------------
Corporate Income Fund
     Sierra Advisors................................................................         .35%              .25%
     Sub-advisor....................................................................         .30%              .25%
                                                                                             ---               ---
          Total fees paid to Sierra Advisors*.......................................         .65%              .50%
                                                                                             ===               ===

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

                                                                                           FEES ON ASSETS
                                                                                             EXCEEDING
                                                                        FEES ON ASSETS      $150 MILLION         FEES ON
                                                                         EQUAL TO OR        AND EQUAL TO          ASSETS
                                                                          LESS THAN         OR LESS THAN        EXCEEDING
                            NAME OF FUND                                 $150 MILLION       $500 MILLION       $500 MILLION
--------------------------------------------------------------------    --------------     --------------     --------------
California Municipal Fund
     Sierra Advisors................................................          .45%               .50%               .35%
     Sub-advisor***.................................................          .20%               .15%               .15%
                                                                              ---                ---                ---
          Total fees paid to Sierra Advisors*.......................          .65%               .65%               .50%
                                                                              ===                ===                ===

                                                                                           FEES ON ASSETS
                                                                                             EXCEEDING
                                                                        FEES ON ASSETS      $75 MILLION          FEES ON
                                                                         EQUAL TO OR        AND EQUAL TO          ASSETS
                                                                          LESS THAN         OR LESS THAN        EXCEEDING
                                                                         $75 MILLION        $500 MILLION       $500 MILLION
                                                                        --------------     --------------     --------------
Florida Insured Municipal Fund
     Sierra Advisors................................................          .40%              .475%              .325%
     Sub-advisor....................................................          .20%              .125%              .125%
                                                                             ----               ----               ----
          Total fees paid to Sierra Advisors*.......................          .60%              .600%              .450%
                                                                             ====               ====               ====
California Insured Intermediate Municipal Fund
     Sierra Advisors................................................          .45%              .525%              .375%
     Sub-advisor....................................................          .20%              .125%              .125%
                                                                             ----               ----               ----
          Total fees paid to Sierra Advisors*.......................          .65%              .650%              .500%
                                                                             ====               ====               ====

                                                                                           FEES ON ASSETS
                                                                                             EXCEEDING
                                                                        FEES ON ASSETS      $150 MILLION         FEES ON
                                                                         EQUAL TO OR        AND EQUAL TO          ASSETS
                                                                          LESS THAN         OR LESS THAN        EXCEEDING
                                                                         $150 MILLION       $500 MILLION       $500 MILLION
                                                                        --------------     --------------     --------------
National Municipal Fund
     Sierra Advisors................................................          .40%               .45%               .30%
     Sub-advisor***.................................................          .20%               .15%               .15%
                                                                              ---                ---                ---
          Total fees paid to Sierra Advisors*.......................          .60%               .60%               .45%
                                                                              ===                ===                ===

                                                            FEES ON ASSETS     FEES ON ASSETS     FEES ON ASSETS
                                                              EXCEEDING          EXCEEDING          EXCEEDING
                                         FEES ON ASSETS      $100 MILLION       $200 MILLION       $400 MILLION        FEES ON
                                          EQUAL TO OR        AND EQUAL TO       AND EQUAL TO       AND EQUAL TO         ASSETS
                                           LESS THAN         OR LESS THAN       OR LESS THAN       OR LESS THAN       EXCEEDING
                                          $100 MILLION       $200 MILLION       $400 MILLION       $500 MILLION      $500 MILLION
                                         --------------     --------------     --------------     --------------     ------------
Growth and Income Fund
     Sierra Advisors...................        .35%               .35%               .35%               .35%             .275%
     Sub-advisor.......................        .45%               .40%               .35%               .30%             .300%
                                               ---                ---                ---                ---              ----
          Total fees paid to Sierra
            Advisors*..................        .80%               .75%               .70%               .65%             .575%
                                               ===                ===                ===                ===              ====

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

                                                                                          FEES ON ASSETS
                                                                                            EXCEEDING
                                                                       FEES ON ASSETS      $100 MILLION        FEES ON
                                                                        EQUAL TO OR        AND EQUAL TO         ASSETS
                                                                         LESS THAN         OR LESS THAN       EXCEEDING
                            NAME OF FUND                                $100 MILLION       $200 MILLION      $200 MILLION
---------------------------------------------------------------------  --------------     --------------     ------------
Growth Fund
     Sierra Advisors.................................................        .40%               .40%             .375%
     Sub-advisor.....................................................        .55%               .50%             .500%
                                                                             ---                ---              ----
          Total fees paid to Sierra Advisors*........................        .95%               .90%             .875%
                                                                             ===                ===              ====

                                                                                          FEES ON ASSETS
                                                                                            EXCEEDING
                                                                       FEES ON ASSETS      $100 MILLION        FEES ON
                                                                        EQUAL TO OR        AND EQUAL TO         ASSETS
                                                                         LESS THAN         OR LESS THAN       EXCEEDING
                                                                        $100 MILLION       $500 MILLION      $500 MILLION
                                                                       --------------     --------------     ------------
Emerging Growth Fund
     Sierra Advisors.................................................        .35%               .35%              .25%
     Sub-advisor.....................................................        .55%               .50%              .50%
                                                                             ---                ---               ---
          Total fees paid to Sierra Advisors*........................        .90%               .85%              .75%
                                                                             ===                ===               ===

                                                                                          FEES ON ASSETS
                                                                                            EXCEEDING
                                                                       FEES ON ASSETS      $50 MILLION         FEES ON
                                                                        EQUAL TO OR        AND EQUAL TO         ASSETS
                                                                         LESS THAN         OR LESS THAN       EXCEEDING
                                                                        $50 MILLION        $125 MILLION      $125 MILLION
                                                                       --------------     --------------     ------------
International Growth Fund
     Sierra Advisors.................................................        .45%               .35%              .15%
     Sub-advisor.....................................................        .50%               .50%              .50%
                                                                             ---                ---               ---
          Total fees paid to Sierra Advisors*........................        .95%               .85%              .65%
                                                                             ===                ===               ===

                                                                       FEES ON ASSETS
                                                                        EQUAL TO OR       FEES ON ASSETS
                                                                         LESS THAN          EXCEEDING
                                                                        $500 MILLION       $500 MILLION
                                                                       --------------     --------------
Target Maturity 2002 Fund
     Sierra Advisors.................................................        .20%               .15%
     Sub-advisor.....................................................        .05%+++            .05%
                                                                             ---                ---
          Total fees paid to Sierra Advisors*........................        .25%               .20%
                                                                             ===                ===

---------------------

     * Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.
    ** The monthly fee paid to BlackRock is based upon the combined average daily net assets of the U.S. Government Fund and The Sierra Variable Trust's U.S. Government Fund (together, the "Combined Assets").
   *** Pursuant to the investment sub-advisory agreements with respect to each of the California Municipal and National Municipal Funds, when the combined average daily net assets of the California Municipal and National Municipal Funds (together, the "Combined Assets") exceed $750 million, the Sub-advisor will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at an annual rate as follows: .15% of the Combined Assets up to $1 billion; plus .125% of the Combined Assets over $1 billion.
     + Fees paid to Sierra Advisors are based on aggregate assets in the three
       Money Funds.
    ++ The Sub-advisor receives a minimum annual fee of $137,500.
   +++ The Sub-advisor receives a minimum annual fee of $25,000.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

Sierra Advisors has contractually agreed to limit the annual management fees that are payable under the investment advisory agreements with the Funds to the percentages as set forth below.

                                             NAME OF FUND
          -----------------------------------------------------------------------------------
          Global Money Fund..................................................................   .40%
          U.S. Government Money Fund.........................................................   .40%
          California Money Fund..............................................................   .40%
          U.S. Government Fund...............................................................   .55%
          California Municipal Fund..........................................................   .55%
          Florida Insured Municipal Fund.....................................................   .55%
          California Insured Intermediate Municipal Fund.....................................   .55%
          National Municipal Fund............................................................   .55%

Fees voluntarily waived and expenses absorbed by Sierra Advisors for the six months ended December 31, 1996 are as follows:

                                   NAME OF FUND                             FEES WAIVED    EXPENSES ABSORBED
          ---------------------------------------------------------------   -----------    -----------------
          Global Money Fund..............................................    $ 350,278          $43,951
          U.S. Government Money Fund.....................................       58,069               --
          California Money Fund..........................................       69,963               --
          Short Term High Quality Bond Fund..............................       89,234           21,924
          Short Term Global Government Fund..............................      205,723               --
          U.S. Government Fund...........................................      591,067               --
          Corporate Income Fund..........................................      245,306               --
          California Municipal Fund......................................      470,331               --
          Florida Insured Municipal Fund.................................       92,908            8,347
          California Insured Intermediate Municipal Fund.................      180,191               --
          National Municipal Fund........................................      206,671               --
          Target Maturity 2002 Fund......................................        3,988           23,493

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC, serves as administrator to each Fund. First Data Investor Services Group, Inc., ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as sub-administrator and transfer agent to each Fund. For its services as administrator to each Fund, Sierra Administration is entitled to a monthly fee at an annual rate of .35% of each non-Money Fund's average daily net assets and at an annual rate of .30% of each Money Fund's average daily net assets. Out of its fee, Sierra Administration pays FDISG for its services as sub-administrator and transfer agent. FDISG, as sub-administrator, is paid a gross annual fee of $1.71 million on the first $1.6 billion of aggregate average daily net assets of the Trust, plus fees at the annual rate of .0452% on the next $1.3 billion aggregate average daily net assets of the Trust, .0429% on the next $1.7 billion aggregate average daily net assets of the Trust and .0362% on the next $3.1 billion aggregate average daily net assets of the Trust. The Trust pays FDISG certain out-of-pocket expenses as transfer agent.

The Trust also pays Boston Safe Deposit and Trust Company ("Boston Safe"), the Trust's custodian, certain custodial transaction charges. Boston Safe is an indirect wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Custodian fees for certain Funds have been reduced by credits allowed by Boston Safe for the six months ended December 31, 1996 as follows:

                                                                                         CREDITS ALLOWED
                                                                                             BY THE
                                          NAME OF FUND                                      CUSTODIAN
          ----------------------------------------------------------------------------   ---------------
          Global Money Fund...........................................................       $   458
          U.S. Government Money Fund..................................................            84
          Short Term High Quality Bond Fund...........................................           135
          Short Term Global Government Fund...........................................         1,153
          U.S. Government Fund........................................................        11,580
          Corporate Income Fund.......................................................           110
          Florida Insured Municipal Fund..............................................         1,389
          California Insured Intermediate Municipal Fund..............................         2,057
          Growth and Income Fund......................................................           965
          Growth Fund.................................................................         7,047
          Emerging Growth Fund........................................................         2,777
          International Growth Fund...................................................         6,313
          Target Maturity 2002 Fund...................................................           683

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

For the six months ended December 31, 1996, GW Securities and Sierra Services have informed the Funds that they received $1,459,712 and $229,411, respectively, representing commissions (front-end sales charges). In addition, for the six months ended December 31, 1996, Sierra Services informed the Funds that they received $743,737 from CDSCs.

4.  TRUSTEES' FEES

No director, officer or employee of Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, Sierra Investment Services Corporation ("Sierra Services"), a registered investment adviser and broker-dealer, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. GW Securities is a wholly-owned subsidiary and Sierra Services is an indirect wholly-owned subsidiary of GWFC. The Trust pays each Trustee who is not a director, officer or employee of GW Securities, Sierra Services, Sierra Advisors, the Sub-advisors or FDISG, or any of their affiliates, $7,500 per annum plus $1,500 per board meeting attended, $1,000 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses. The Chairman of the Audit Committee receives $1,500 per audit committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits not later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

5.  DISTRIBUTION PLANS

Sierra Services serves as distributor for Class A Shares, Class B Shares and Class S Shares of the Funds.

The Trust has adopted a Distribution Plan (the "Class A Plan"), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, Sierra Services is paid an annual distribution fee of up to .25% of the average daily net assets of the Class A Shares of each Fund for activities primarily intended to result in the sale of Fund shares. (The Class A Plan applies to all Class A Shares of the Funds and all shares of the Funds that were outstanding at the time of commencement of the offering of Class B Shares or Class S Shares, which outstanding shares are treated for all purposes as Class A Shares.) For the Funds which offer Class B Shares and Class S Shares, the Trust has also adopted a Rule 12b-1 distribution plan for each of the Class B Shares (the "Class B Plan") and Class S Shares (the "Class S Plan") of the Funds. Under the Class B Plan and the Class S Plan, Sierra Services is paid an annual distribution fee of up to .75% of the average daily net assets of the Class B Shares and Class S Shares of a Fund for activities primarily intended to result in the sale of Class B Shares and Class S Shares of the Fund, respectively. In addition, under the Class B Plan and the Class S Plan, Class B Shares and Class S Shares are also subject to a service fee at an annual rate of .25% of the average daily net assets of the Class B Shares and Class S Shares of the Fund, respectively. The service fee is paid by the Fund to Sierra Services, which in turn, pays a portion of the service fee to broker/dealers, including GW Securities, that sell Class B Shares and Class S Shares and provide services, such as, accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check, for the shareholders. Under their terms each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively. Class I Shares are not subject to a Rule 12b-1 distribution plan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

For the six months ended December 31, 1996, the Funds incurred the following fees pursuant to the respective distribution plans described above:

                                                                CLASS A             CLASS B                  CLASS S
                                                              ------------   ----------------------   ----------------------
                                                              DISTRIBUTION   DISTRIBUTION   SERVICE   DISTRIBUTION   SERVICE
                        NAME OF FUND                              FEE            FEE          FEE         FEE          FEE
------------------------------------------------------------  ------------   ------------   -------   ------------   -------
Global Money Fund...........................................    $178,217       $  2,701     $   901     $ 71,434     $23,811
U.S. Government Money Fund..................................      46,435          1,640         546        1,288         429
California Money Fund.......................................      62,080            271          91           40          13
Short Term High Quality Bond Fund...........................      34,086         12,905       4,302       10,227       3,409
Short Term Global Government Fund...........................      76,581          6,886       2,295        5,751       1,917
U.S. Government Fund........................................     490,169         88,154      29,384      121,947      40,649
Corporate Income Fund.......................................     350,715         92,002      30,667       36,489      12,163
California Municipal Fund...................................     462,052         85,958      28,653           43          15
Florida Insured Municipal Fund..............................      35,749         19,399       6,467           43          15
California Insured Intermediate Municipal Fund..............      67,949         81,368      27,122           43          15
National Municipal Fund.....................................     277,722         26,231       8,744           43          14
Growth and Income Fund......................................     225,490        101,343      33,781      104,776      34,925
Growth Fund.................................................     206,602        101,936      33,979      157,421      52,473
Emerging Growth Fund........................................     304,234        113,160      37,720      128,936      42,978
International Growth Fund...................................     134,876         17,126       5,709      138,640      46,213
Target Maturity 2002 Fund...................................       3,988             --          --           --          --

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended December 31, 1996 were as follows:

                                  NAME OF FUND                             PURCHASES          SALES
        ----------------------------------------------------------------  ------------     ------------
        Short Term High Quality Bond Fund...............................  $  5,115,962     $ 12,152,203
        Short Term Global Government Fund...............................    14,782,230       29,257,334
        U.S. Government Fund............................................   261,314,251      112,132,176
        Corporate Income Fund...........................................            --       34,396,388
        California Municipal Fund.......................................    85,814,136      110,442,742
        Florida Insured Municipal Fund..................................     9,718,941       14,168,234
        California Insured Intermediate Municipal Fund..................    11,336,169       11,815,017
        National Municipal Fund.........................................    31,384,752       51,141,864
        Growth and Income Fund..........................................   106,759,851      117,902,377
        Growth Fund.....................................................   167,690,853      131,101,305
        Emerging Growth Fund............................................   102,182,204      125,309,559
        International Growth Fund.......................................    51,752,217       32,407,545

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended December 31, 1996 were as follows:

                                NAME OF FUND                             PURCHASES            SALES
        -------------------------------------------------------------  --------------     --------------
        Short Term High Quality Bond Fund............................  $    6,040,977     $    8,729,206
        Short Term Global Government Fund............................       4,573,828          3,203,195
        U.S. Government Fund.........................................   1,459,685,480      1,692,007,519
        Corporate Income Fund........................................       5,658,750         46,323,297
        Target Maturity 2002 Fund....................................              --            170,178

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                              TAX BASIS      TAX BASIS
                                                                             UNREALIZED      UNREALIZED
                                   NAME OF FUND                              APPRECIATION    DEPRECIATION
        -------------------------------------------------------------------  -----------     ----------
        Short Term High Quality Bond Fund..................................  $   317,316     $  109,175
        Short Term Global Government Fund..................................    2,029,017        524,377
        U.S. Government Fund...............................................    7,403,972      3,067,480
        Corporate Income Fund..............................................   14,719,097      1,760,183
        California Municipal Fund..........................................   22,385,720        195,551
        Florida Insured Municipal Fund.....................................    1,280,373         29,768
        California Insured Intermediate Municipal Fund.....................    3,525,482          7,535
        National Municipal Fund............................................   17,334,677        379,774
        Growth and Income Fund.............................................   37,530,621      6,072,268
        Growth Fund........................................................   39,416,280      8,115,007
        Emerging Growth Fund...............................................   78,300,657     12,686,396
        International Growth Fund..........................................   20,736,624     10,487,820
        Target Maturity 2002 Fund..........................................       55,177             --

Option activity for the Short Term High Quality Bond Fund for the six months ended December 31, 1996 was as follows:

                        WRITTEN OPTIONS ON FOREIGN CURRENCY:                     PREMIUMS
        --------------------------------------------------------------------     --------
        Options outstanding at June 30, 1996................................     $ 31,854
        Options written.....................................................       53,041
        Options expired.....................................................      (31,854)
        Options closed......................................................      (43,363)
                                                                                 --------
        Options outstanding at December 31, 1996............................     $  9,678
                                                                                 ========

Option activity for the Short Term Global Government Fund for the six months ended December 31, 1996 was as follows:

                       WRITTEN OPTIONS ON FOREIGN CURRENCY:                     PREMIUMS
        -------------------------------------------------------------------     ---------
        Options outstanding at June 30, 1996...............................     $ 194,487
        Options written....................................................       442,624
        Options expired....................................................      (319,935)
        Options closed.....................................................      (215,711)
                                                                                ---------
        Options outstanding at December 31, 1996...........................     $ 101,465
                                                                                =========

Option activity for the U.S. Government Fund for the six months ended December 31, 1996 was as follows:

                                                                                                 NUMBER OF
                              WRITTEN OPTIONS:                              PREMIUMS             CONTRACTS
        ------------------------------------------------------------     ---------------      ----------------
        Options outstanding at June 30, 1996........................        $       0                    0
        Options written.............................................          171,953               17,750
                                                                             --------               ------
        Options outstanding at December 31, 1996....................        $ 171,953               17,750
                                                                             ========               ======

Information regarding dollar roll transactions by the U.S. Government and Corporate Income Funds is as follows:

                                                                         U.S. GOVERNMENT      CORPORATE INCOME
                         DOLLAR ROLL TRANSACTIONS:                            FUND                  FUND
        ------------------------------------------------------------     ---------------      ----------------
        Maximum amount outstanding during the period................      $ 154,779,187         $ 53,206,875
        Average amount outstanding during the period*...............      $ 136,835,448         $ 51,277,365
        Average monthly shares outstanding during the period........         49,891,999           31,371,701
        Average debt per share outstanding during the period........      $        2.74         $       1.63

---------------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1996.

Fee income earned for the six months ended December 31, 1996 by the U.S. Government and Corporate Income Funds for dollar roll transactions aggregated $1,561,550 and $644,482, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

Information regarding reverse repurchase agreement transactions by the U.S. Government Fund is as follows:

        REVERSE REPURCHASE AGREEMENTS:
        ----------------------------------------------------------------------------
        Maximum amount outstanding during the period................................       $ 35,113,875
        Average amount outstanding during the period*...............................       $  1,123,629
        Average monthly shares outstanding during the period........................         49,891,999
        Average debt per share outstanding during the period........................       $       0.02

---------------------
* The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1996.

Interest rates ranged from 4.125% to 5.500% during the period. Interest paid for the six months ended December 31, 1996, on borrowings by the Fund under reverse repurchase agreements, aggregated $27,078.

7.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

As of December 31, 1996, Chase Manhattan Bank, as Trustee for Great Western Employee Savings Plan -- Aggressive Fund, owned the following Class A Shares:

                                                                            NUMBER OF        PERCENTAGE OF
                                  NAME OF FUND                             FUND SHARES     TOTAL FUND SHARES
        -----------------------------------------------------------------  -----------     -----------------
        Emerging Growth Fund.............................................   1,646,622             14.25%

As of December 31, 1996, Sierra Administration owned greater than five percent of the following Funds:

                                                                            NUMBER OF         PERCENTAGE OF
                                                                           FUND SHARES      TOTAL FUND SHARES
                                                                        -----------------   -----------------
                                 NAME OF FUND                           CLASS S   CLASS I   CLASS S   CLASS I
        --------------------------------------------------------------  -------   -------   -------   -------
        U.S. Government Money Fund....................................       --    1,021         --       100%
        California Money Fund.........................................   10,532    1,012        100%      100
        California Municipal Fund.....................................    1,090       97        100       100
        Florida Insured Municipal Fund................................    1,193      106        100       100
        California Insured Intermediate Municipal Fund................    1,103       97        100       100
        National Municipal Fund.......................................    1,055       95        100       100

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straightline basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

9.  CAPITAL LOSS CARRYFORWARDS

At June 30, 1996, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                      EXPIRING   EXPIRING   EXPIRING    EXPIRING      EXPIRING
                        NAME OF FUND                  IN 2000    IN 2001    IN 2002      IN 2003       IN 2004
        --------------------------------------------  --------   --------   --------   -----------   -----------
        U.S. Government Money Fund..................       --         --     $9,246    $     1,367   $     2,404
        California Money Fund.......................   $7,635     $5,715      7,549          1,294        18,781
        Short Term High Quality Bond Fund...........       --         --         --        206,653       672,111
        Short Term Global Government Fund...........       --         --         --        --          2,595,508
        U.S. Government Fund........................       --         --         --     37,871,949    33,050,799
        Corporate Income Fund.......................       --         --         --     22,615,168     9,952,150
        California Municipal Fund...................       --         --         --      9,970,802     4,501,967
        Florida Insured Municipal Fund..............       --         --         --      1,590,869     1,462,695
        National Municipal Fund.....................       --         --         --        --         11,367,109

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended June 30, 1996, the following Funds have elected to defer losses occurring between November 1, 1995 and June 30, 1996 under these rules, as follows:

                                                                                 CAPITAL           CURRENCY
                                   NAME OF FUND                              LOSSES DEFERRED    LOSSES DEFERRED
        ------------------------------------------------------------------   ---------------    ---------------
        Global Money Fund.................................................     $     8,316          --
        U.S. Government Money Fund........................................           2,691          --
        Short Term High Quality Bond Fund.................................         558,047           $ 435
        Short Term Global Government Fund.................................         106,202          --
        U.S. Government Fund..............................................       4,552,104          --
        Corporate Income Fund.............................................       2,465,313          --
        International Growth Fund.........................................       1,377,313          --

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1997.

10.  GEOGRAPHIC AND INDUSTRY CONCENTRATION

There are certain risks arising from the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Funds' concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

In addition, the Global Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The Global Money, Short Term Global Government, Corporate Income, Growth, Emerging Growth and International Growth Funds invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                               SIERRA TRUST FUNDS

11.  LINE OF CREDIT

The Trust, on behalf of the Bond Funds and the Equity Funds, participates in a $40 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated May 22, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund as a separate and distinct borrower may borrow up to its designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused base commitment allocation of the other borrowers under the Agreement. Interest is payable at one of the following rates depending on the type of loan designated by the borrower: (i) the higher of 0.50% in excess of the Federal Funds Rate and the prime lending rate announced by the Bank; (ii) the New York Interbank Offered Rate (NIBOR) plus 0.35% on an annualized basis; or (iii) the London Interbank Offered Rate (LIBOR) plus 0.35% on an annualized basis. The Funds are charged an aggregate commitment fee computed at a rate equal to 0.05% on an annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus. During the six months ended December 31, 1996, no Fund borrowed under the Agreement.

--------------------------------------------------------------------------------
 MEETING OF SHAREHOLDERS (UNAUDITED)

                               SIERRA TRUST FUNDS

On October 29, 1996 a Special Meeting of Shareholders of the Sierra Trust California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds (the "Funds") was held. The purpose of the meeting was to approve a new Investment Sub-Advisory Agreement by and among the Sierra Trust Funds, Sierra Investment Advisors Corporation and Van Kampen American Capital Management, Inc. with respect to the Funds.

At the meeting 35,371,770 votes were cast in favor of the proposal and 634,436 votes were cast against the proposal. In addition, there were 3,936,043 abstentions with respect to the proposal.